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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Funds

                                                       Letter from the President

(PHOTO OF MICHAEL J. COSGROVE)

Michael J. Cosgrove
Chairman, GE Funds

DEAR SHAREHOLDER:

Attached is the annual report for the GE Funds for the twelve-month period ended September 30, 2009. The report contains information about the performance of your Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Since our semi-annual report to you, global financial markets have bounced back strongly on early signs of an economic recovery. This rebound wasn't enough, however, to counter the significant market downturn that occurred in September and October of 2008.

The first six months of the fiscal year were a time of great uncertainty that transformed the financial landscape. Credit markets began the final quarter of 2008 virtually frozen as credit for banks and companies was cut off and borrowing rates were pushed up sharply. Risky assets, including equities, corporate and securitized debt, were shunned in favor of the safety of U.S. Treasuries, and credit spreads for investment grade, high-yield and other credits widened to record levels. Investors' continued desire for safety pushed Treasury prices higher and yields down across the maturity spectrum to levels not seen in a half century. Equity markets around the globe fell sharply during the first part of the fourth quarter as deteriorating economic data threatened more bank collapses and intensified pressures on consumers and companies. In the United States, consumer confidence plunged along with home prices and corporate profits, auto manufacturers warned of imminent collapse and job losses steepened. Forced selling by hedge funds and mutual funds contributed to the selloff and volatility was astonishing. The Federal Reserve and Treasury initiated a number of programs to stabilize the economy, including purchase programs for consumer loans and mortgages, debt guarantees and the $700 billion Troubled Asset Relief Program (TARP). By year-end, the Fed had slashed the federal funds target rate to an all time low of between 0% and 0.25%. Other central banks and governments also cut interest rates and announced fiscal stimulus programs. Stocks briefly rallied in December, as it appeared that catastrophe had been staved off by the biggest government interventions since the 1930s. However, global equity markets still finished the fourth quarter in negative territory.

In the first quarter of 2009, global equities experienced sharp price declines in January and February as troubles in the United States continued to cast a cloud over world markets. U.S. Treasury Secretary Geithner indicated that some U.S. banks would need large amounts of assistance to survive and talks of stress tests and bank nationalization spooked investors. The markets also reacted unfavorably to government plans to take a 36% common equity stake in Citigroup even as the financial status of institutions already on government life-support, such as AIG, remained uncertain. Similarly, news of troubled automakers GM and Chrysler worried international bondholders and shareholders alike. Financial services and small cap stocks were hardest hit in the downswing as equity indexes broke the November 2008 lows in February. In March, however, U.S. stocks abruptly reversed course and posted three straight weeks of gains through the end of the month after the three largest U.S. banks announced they were profitable in January and February. Equity indexes around the globe followed the U.S. path, regaining much of their losses since January. In late March, the U.S. Treasury Secretary unveiled his Public-Private Investment Partnership (PPIP) plan to remove toxic assets from the balance sheets of the nation's banks, and the markets seemed convinced of a financial sector backstop. Another policy move to support the markets came on March 18th when the Federal Reserve announced that it would buy $300 billion of 2- and 10-year Treasuries, increase its purchase plan of agency mortgage-backed securities from $500 billion to $1.25 trillion, double its purchases of agency debt to $200 billion and expand the eligible collateral in the Term Asset-Backed Securities Loan Facility (TALF) program. In response, the yield on the U.S. Treasury 10-year note fell 47 basis points to 2.53%, recording the largest one-day drop in over four decades.

After staging a strong springtime rally through most of the second quarter, stocks paused in June as investors began to question the sustainability of the economic recovery. Despite a double-digit rally since mid-March, the S&P 500 Index ended June approximately where it started at the beginning of 2009. Credit markets came back to life in the

(GE LOGO)


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        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds
second quarter as equities rebounded and the arrival of spring fostered talk about emerging "green shoots" of recovery. The U.S. government stress tests concluded, and the banks that needed capital swiftly and successfully raised it. The Federal Reserve also announced that it would allow 10 large banks to repay bailout funds from the government's controversial Troubled Asset Relief Program. In late June, the European Central Bank injected E442 billion ($621 billion) into Europe's banking system in one-year funds to spur lending and help stabilize the economy. In this environment, financial stocks enjoyed a notably strong quarter, bolstered by growing speculation that the worst of the global banking crisis was possibly over.

The third quarter was another strong period of double-digit gains for equity markets in the United States and abroad as investors reacted to improvements in the housing market, an increase in manufacturing activity, rising corporate earnings and cautiously optimistic comments from central banks. These green shoots seemed to outweigh concerns regarding consumers' ability to contribute to growth amid deleveraging, depressed housing prices, and high unemployment. The pressure of substantial cash on the sidelines anxious not to miss the rally was a further boost to market momentum. Investors appeared to embrace risk as many of the top-performing stocks had surprisingly weak fundamentals, including poor earnings and high debt ratios. The strength of the quarter's rally was enough to put every broad measure of U.S. equity performance into the double-digit return category for the year. Spreads in the credit markets continued to tighten, albeit at a slower pace than in the second quarter, as the worst of the recession appeared to be over and equity prices rallied. Demand for U.S. Treasuries strengthened around the auctions in August, pushing rates down. By the end of the third quarter, the 2-year and 10-year Treasury notes yielded 0.95% and 3.3%, respectively.

Non-U.S. equities generally had a stronger third quarter than U.S. equities. In line with the U.S. market, riskier securities prevailed as low-quality non-U.S. stocks generally outperformed the shares of higher-quality companies. The MSCI EAFE Index advanced 19.5% in the third quarter, while the MSCI Emerging Markets Index rose 20.9% after notably strong returns in July and September more than offset a pullback in August. From a regional perspective, the Pacific Rim, riding the coattails of a resurgent China took top honors, gaining 27.4% in the quarter. Europe rose 25.0%, followed by the United Kingdom, up 18.5% and Canada up 18.3%. Japan, in a rapidly deteriorating situation, eked out a 6.5% gain. For U.S. investors, continued weakness in the U.S. dollar boosted absolute returns, as the massive increase in debt and deficits in America exacerbated concerns about the future.

Against this backdrop, financial markets posted improved results for the 6 and 12-month periods ended September 30.

TOTAL RETURNS AS OF SEPTEMBER 30,
2009                               6-MONTH   12-MONTH
---------------------------------  -------   --------
U.S. equities (S&P 500 Index)       34.02      (6.91)
Global equities (MSCI World
  Index)                            41.81      (2.29)
International equities (MSCI EAFE
  Index)                            49.85       3.23
Emerging Markets equities (MSCI
  EM Index)                         62.90      19.07
Small-cap U.S. equities (Russell
  2000 Index)                       43.95      (9.55)
Mid-cap U.S. equities (Russell
  Mid Cap Index)                    45.71      (3.55)
U.S. fixed income (Barclays
  Capital U.S. Aggregate Bond
  Index)                             5.59      10.56
U.S. short-term government fixed
  income (Barclays Capital U.S.
  Government Bond Index 1-3 Year)    0.64       3.55
U.S. tax-exempt income (Barclays
  Capital U.S. Municipal Bond
  Index 10 year)                     7.14      14.94


OUTLOOK

While anecdotal evidence of a recovery has appeared, the macro economic backdrop remains challenging to the point where major central banks appear content to keep rates at multi-year lows. Although we expect that government stimulus measures will support some degree of global economic growth well into next year, there is uncertainty about whether growth can be sustained once central banks begin to close the spigots on the massive liquidity that's been driving markets in recent months.

After two quarters of strong market performance, we believe the potential for further gains is less certain. Earnings were quite good in the second quarter and may repeat in the third quarter, but improvements have been based mostly on cost cutting and efficiency measures rather than top-line growth. We believe the markets will likely set the bar higher in the weeks to come and some of the gains of the last few months may be hard to replicate.

At GE Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. While the equity markets have recovered from some of their losses earlier in the year, the only certainty about their near-term direction is continued uncertainty. We

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds
encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Funds.

Sincerely,

-s- Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Funds
September 2009

Mike Cosgrove is President and Chief Executive Officer-Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds




Annual Report

September 30, 2009



(GE LOGO)

GE Funds




Table of Contents


FINANCIAL INFORMATION
NOTES TO PERFORMANCE............................................................    1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     GE U.S. Equity Fund........................................................    3
     GE Core Value Equity Fund..................................................   14
     GE Premier Growth Equity Fund..............................................   23
     GE Small-Cap Equity Fund...................................................   30
     GE Global Equity Fund......................................................   41
     GE International Equity Fund...............................................   49
     GE Total Return Fund.......................................................   58
     GE Government Securities Fund..............................................   82
     GE Short-Term Government Fund..............................................   88
     GE Tax-Exempt Fund.........................................................   94
     GE Fixed Income Fund.......................................................  102
     GE Money Market Fund.......................................................  116
NOTES TO SCHEDULES OF INVESTMENTS...............................................  122
FINANCIAL STATEMENTS
     Financial Highlights.......................................................  124
     Notes to Financial Highlights..............................................  136
     Statements of Assets and Liabilities.......................................  138
     Statements of Operations...................................................  142
     Statements of Changes in Net Assets........................................  144
     Notes to Financial Statements..............................................  148
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................  167
TAX DISCLOSURE - 60 DAY NOTICE..................................................  168
GE TOTAL RETURN FUND SPECIAL MEETING OF SHAREHOLDERS - VOTING RESULTS...........  169
ADDITIONAL INFORMATION..........................................................  172
INVESTMENT TEAM.................................................................  175



--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                              September 30, 2009

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statement in this report.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The MSCI(R) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital U.S. Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The Barclays Capital 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown.

                                                              September 30, 2009

Notes to Performance


Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GEAM in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GEAM's presentation thereof.

GE Investment Distributors, Inc., member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GEAM, the investment adviser of the GE Funds.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

     + Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

    ++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

   (a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE U.S. Equity Fund

Q&A


(PHOTO OF GEORGE A. BICHER)

George A. Bicher
Senior Vice President

(PHOTO OF STEPHEN V. GELHAUS)

Stephen V. Gelhaus
Vice President

(PHOTO OF THOMAS R. LINCOLN)

Thomas R. Lincoln
Senior Vice President

(PHOTO OF PAUL C. REINHARDT)

Paul C. Reinhardt
Senior Vice President

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE U.S. Equity Fund returned -3.65% for Class A shares, -4.40% for Class B shares, -4.36% for Class C shares, -3.93% for Class R shares and -3.44% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -6.91% and the Fund's Morningstar peer group of 2,063 Large Blend Funds returned an average of -5.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

GE U.S. Equity Fund



     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9(th) bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cash levels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A continued emphasis on high quality large cap stocks protected the Fund from the full effect of the period's market declines. In a macro-driven market, the Fund was well positioned from a sector allocation perspective, maintaining an underweight in financials in the early innings of the credit crisis, but benefitting from an overweight as financials snapped back. The Fund navigated the crisis nimbly, underweighting credit-driven business models as the crisis unfolded (e.g., Citigroup -85% and Bank of America -50%), and adding to those financials we believed could take share and emerge from the recession as stronger competitors (e.g., Goldman Sachs +45%, and State Street -7% was also a relative winner in the industry). Our healthcare holdings got a boost from the take-out of Genentech -- an out-of-benchmark position -- which rallied 7% on Roche's acquisition bid. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings, including Freeport McMoRan (+22%), as investors began turning toward oversold commodities stocks. Finally, Bed Bath & Beyond (+20%) was a strong relative performer, as the company continued to take share of bankrupt competitor, Linens n' Things.

     On the other hand, Textron (-34%) was the Fund's greatest single-stock detractor. The aircraft and industrial company declined amid the sluggish economy and an overhang of woes in its financial subsidiary. We trimmed our position during the period to reflect Textron's changing risk-reward profile -- although the stock was showing fundamental improvement by period-end. Our worst performing sectors were telecommunications and technology. Overweighting wireless telecom companies hurt relative performance, as they generally lagged in the period's flight to quality. Not owning the traditional carriers hurt, however we continued to favor the long-term growth prospects of wireless companies over the traditional carriers. Within technology, underweighting outperforming computer hardware companies mitigated the stock selection strength among the balance of our technology holdings, including Qualcomm (+7%) and Intel (+8%).

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle, and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of price declines in quality financials stocks, initiating a financial sector overweight during the year. We reduced our holdings in healthcare and technology to fund this move, although technology remained the Fund's largest sector position. At September 30(th), the Fund's largest overweights were in technology and financials, and the largest underweights were in consumer staples and industrials.

     Valuations for many companies remain attractive, even after the strong rebound from March through September. While lower

GE U.S. Equity Fund


     quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,358.01                4.43
     Class B                     1,000.00              1,351.80                8.84
     Class C                     1,000.00              1,352.90                8.79
     Class R                     1,000.00              1,356.09                5.79
     Class Y                     1,000.00              1,359.02                2.90
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,021.09                3.80
     Class B                     1,000.00              1,017.40                7.59
     Class C                     1,000.00              1,017.45                7.54
     Class R                     1,000.00              1,019.96                4.96
     Class Y                     1,000.00              1,022.36                2.48
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.75% for Class A , 1.50% for Class B, 1.49% for Class C, 0.98% for Class R and 0.49% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 35.80% for Class A shares, 35.18% for Class B shares, 35.29% for Class C shares, 35.61% for Class R shares and 35.90% for Class Y shares.

GE U.S. Equity Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

Microsoft Corp.                 3.16%  Cisco Systems, Inc.             2.55%

-------------------------------------  -------------------------------------

PepsiCo, Inc.                   3.15%  JPMorgan Chase & Co.            2.32%

-------------------------------------  -------------------------------------

Amgen Inc.                      2.98%  QUALCOMM Inc.                   2.25%

-------------------------------------  -------------------------------------

The Goldman Sachs Group, Inc    2.67%  Transocean Ltd.                 2.19%

-------------------------------------  -------------------------------------

State Street Corp.              2.57%  Schlumberger Ltd.               2.08%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Blend Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                     ONE      FIVE     TEN
                                                                     YEAR     YEAR     YEAR
                                                                    -----    -----    -----
Number of Funds in peer group:                                      2,063    1,693    1,098

-------------------------------------------------------------------------------------------

Peer group average annual total return:                             (5.40)%   1.09%   (0.31)%
-------------------------------------------------------------------------------------------


Morningstar categories in peer group: Large Blend*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Large Blend peer group consisting of 2063, 1693, and 1098 funds, respectively.

--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                               GE U.S.                  S&P 500
                               EQUITY     WITH LOAD      INDEX
                               -------    ---------     -------
09/99                         10000.00      9425.00    10000.00
09/00                         11209.60     10565.10    11324.40
09/01                          9224.62      8694.20     8305.46
09/02                          7584.25      7148.15     6603.67
09/03                          9108.17      8584.45     8217.61
09/04                         10006.70      9431.35     9357.64
09/05                         10947.60     10318.10    10504.10
09/06                         12165.70     11466.20    11638.10
09/07                         14184.00     13368.40    13551.60
09/08                         11651.00     10981.10    10573.50
09/09                         11226.00     10580.50     9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                  ENDING VALUE
                             ONE    FIVE    TEN                   OF A $10,000
                             YEAR   YEAR    YEAR   COMMENCEMENT    INVESTMENT
                            -----   ----   -----   ------------   ------------
GE U.S. Equity Fund         (3.65)% 2.33%   1.16%    01/05/93        11,226
With Load                   (9.19)% 1.12%   0.57%                    10,581
S&P 500 Index               (6.91)% 1.02%  (0.16)%                    9,843



--------------------------------------------------------------------------------


                                 CLASS B SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                  ENDING VALUE
                             ONE    FIVE    TEN                   OF A $10,000
                             YEAR   YEAR    YEAR   COMMENCEMENT    INVESTMENT
                            -----   ----   -----   ------------   ------------
GE U.S. Equity Fund         (4.40)% 1.55%   0.71%    12/22/93        10,738
W/load                      (8.16)% 1.55%   0.71%
S&P 500 Index               (6.91)% 1.02%  (0.16)%                    9,843



--------------------------------------------------------------------------------

GE U.S. Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                              GE U.S. Equity    S&P 500 Index
09/99                               10000.00         10000.00
09/00                               11125.30         11324.40
09/01                                9089.24          8305.46
09/02                                7415.77          6603.67
09/03                                8859.21          8217.61
09/04                                9660.95          9357.64
09/05                               10490.30         10504.10
09/06                               11569.30         11638.10
09/07                               13387.00         13551.60
09/08                               10914.10         10573.50
09/09                               10438.30          9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING VALUE
                              ONE    FIVE    TEN                   OF A $10,000
                              YEAR   YEAR    YEAR   COMMENCEMENT    INVESTMENT
                             -----   ----   -----   ------------   ------------
GE U.S. Equity Fund          (4.36)% 1.56%   0.43%    09/30/99        10,438
W/load                       (5.30)% 1.56%   0.43%
S&P 500 Index                (6.91)% 1.02%  (0.16)%                    9,843




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                              GE U.S. Equity    S&P 500 Index
01/29/08                            10000.00         10000.00
03/08                                9781.03          9055.54
06/08                                9737.24          8808.61
09/08                                9040.59          8071.34
12/08                                6890.97          6300.22
03/09                                6404.59          5606.45
06/09                                7606.22          6499.50
09/09                                8685.24          7513.81




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                             ENDING VALUE
           ONE      SINCE                    OF A $10,000
           YEAR   INCEPTION   COMMENCEMENT    INVESTMENT
          -----   ---------   ------------   ------------
GE U.S.
  Equity
  Fund    (3.93)%    (8.09)%    01/29/08         8,685
S&P 500
  Index   (6.91)%   (15.72)%                     7,514




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

            GE U.S. Equity    S&P 500 Index
09/99             10000.00         10000.00
09/00             11237.60         11324.40
09/01              9271.12          8305.46
09/02              7641.17          6603.67
09/03              9205.13          8217.61
09/04             10137.90          9357.64
09/05             11119.30         10504.10
09/06             12387.10         11638.10
09/07             14477.10         13551.60
09/08             11922.20         10573.50
09/09             11512.20          9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                ENDING VALUE
           ONE    FIVE    TEN                   OF A $10,000
           YEAR   YEAR    YEAR   COMMENCEMENT    INVESTMENT
          -----   ----   -----   ------------   ------------
GE U.S.
  Equity
  Fund    (3.44)% 2.58%   1.42%    11/29/93        11,512
S&P 500
  Index   (6.91)% 1.02%  (0.16)%                    9,843



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE U.S. EQUITY FUND                                           September 30, 2009

SCHEDULE OF INVESTMENTS

GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $316,547
(in thousands) as of September 30, 2009

(CHART)

Information Technology                           21.4
Financials                                       17.8
Healthcare                                       13.5
Energy                                           12.6
Consumer Discretionary                            9.1
Consumer Staples                                  8.2
Industrials                                       7.2
Materials                                         3.3
Telecommunication Services                        3.2
Short Term                                        2.0
Utilities                                         1.7
Other Investments                                 0.0





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 96.9%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.6%
CAE, Inc. ..................        177,187         $  1,494,030
Hexcel Corp. ...............         49,413              565,285    (a)
Honeywell International
  Inc. .....................         51,684            1,920,061
ITT Corp. ..................         41,719            2,175,646
Rockwell Collins, Inc. .....         21,136            1,073,709
United Technologies Corp. ..         16,866            1,027,645
                                                       8,256,376

AUTOMOBILES -- 0.1%
Toyota Motor Corp. ADR......          3,538              277,981

BEVERAGES -- 3.6%
Brown-Forman Corp. (Class
  B)........................          1,875               90,412
Molson Coors Brewing Co.
  (Class B).................         17,261              840,265
Pepsi Bottling Group,
  Inc. .....................          7,046              256,756
PepsiCo, Inc. ..............        170,206            9,984,284    (h)
                                                      11,171,717

BIOTECHNOLOGY -- 4.7%
Amgen Inc. .................        156,739            9,440,390   (a,h)
Gilead Sciences, Inc. ......        113,097            5,268,058    (a)
                                                      14,708,448

CAPITAL MARKETS -- 7.1%
Ameriprise Financial,
  Inc. .....................         39,454            1,433,364
Morgan Stanley..............         35,226            1,087,779
State Street Corp. .........        154,874            8,146,372   (e,h)
The Bank of New York Mellon
  Corp. ....................         66,930            1,940,301
The Charles Schwab Corp. ...         73,731            1,411,949
The Goldman Sachs Group,
  Inc.......................         45,905            8,462,587
                                                      22,482,352

CHEMICALS -- 1.5%
Air Products & Chemicals,
  Inc. .....................          1,761              136,618
Monsanto Co. ...............         34,185            2,645,919
Potash Corp of Saskatchewan
  Inc. .....................          8,807              795,624
Praxair, Inc. ..............          9,772              798,275
The Mosaic Company..........          6,851              329,328
                                                       4,705,764

COMMERCIAL BANKS -- 1.0%
Regions Financial Corp. ....         54,809              340,364
SunTrust Banks, Inc. .......         36,587              825,037
US Bancorp..................         29,943              654,554
Wells Fargo & Co. ..........         51,783            1,459,245
                                                       3,279,200

COMMERCIAL SERVICES & SUPPLIES -- 0.8%
Corrections Corporation of
  America...................         60,733            1,375,602    (a)
Iron Mountain Inc. .........         46,057            1,227,880    (a)
                                                       2,603,482

COMMUNICATIONS EQUIPMENT -- 6.1%
Cisco Systems, Inc. ........        343,350            8,082,459    (a)
QUALCOMM Inc. ..............        158,564            7,132,209
Research In Motion Ltd. ....         60,622            4,095,016    (a)
                                                      19,309,684

COMPUTERS & PERIPHERALS -- 3.3%
Hewlett-Packard Co. ........        103,960            4,907,952
International Business
  Machines Corp. ...........         45,026            5,385,560
                                                      10,293,512

CONSUMER FINANCE -- 0.1%
Capital One Financial
  Corp. ....................         10,705              382,490

DIVERSIFIED FINANCIAL SERVICES -- 5.4%
Bank of America Corp. ......        323,716            5,477,275
CME Group Inc. .............         13,453            4,146,080
JPMorgan Chase & Co. .......        167,739            7,350,323
                                                      16,973,678


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE U.S. EQUITY FUND                                           September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
AT&T Inc. ..................         93,383         $  2,522,275
Verizon Communications
  Inc. .....................         45,794            1,386,184
                                                       3,908,459

ELECTRIC UTILITIES -- 1.3%
Edison International........         47,908            1,608,751
Entergy Corp. ..............          7,927              633,050
FPL Group, Inc. ............         14,300              789,789
Northeast Utilities.........         45,392            1,077,606
                                                       4,109,196

ELECTRICAL EQUIPMENT -- 0.8%
ABB Ltd. ADR................         91,589            1,835,444    (a)
Emerson Electric Co. .......         13,770              551,902
                                                       2,387,346

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
Corning Inc. ...............        102,459            1,568,647

ENERGY EQUIPMENT & SERVICES -- 5.1%
Halliburton Co. ............         61,998            1,681,386
National Oilwell Varco,
  Inc. .....................         22,192              957,141    (a)
Schlumberger Ltd. ..........        110,421            6,581,092
Transocean Ltd. ............         81,086            6,935,286    (a)
                                                      16,154,905

FOOD & STAPLES RETAILING -- 0.3%
CVS Caremark Corp. .........         22,547              805,830

FOOD PRODUCTS -- 1.4%
Archer-Daniels-Midland
  Co. ......................         11,625              339,682
Kraft Foods Inc. (Class A)..         43,247            1,136,099
McCormick & Company Inc. ...         66,204            2,246,964
Nestle S.A. ADR.............         17,613              751,899
                                                       4,474,644

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.7%
Baxter International Inc. ..         13,880              791,299
Becton Dickinson & Co. .....         13,385              933,604
Boston Scientific Corp. ....         98,634            1,044,534    (a)
Covidien Plc................        111,462            4,821,846
Hologic, Inc. ..............         60,150              982,851    (a)
Medtronic, Inc. ............         38,795            1,427,656
ResMed, Inc. ...............         37,793            1,708,244    (a)
                                                      11,710,034

HEALTHCARE PROVIDERS & SERVICES -- 2.5%
Aetna Inc. .................         25,513              710,027
Cardinal Health, Inc. ......         57,773            1,548,316
Express Scripts, Inc. ......         39,207            3,041,679    (a)
McKesson Corp. .............          8,454              503,436
UnitedHealth Group, Inc. ...         78,268            1,959,831
                                                       7,763,289

HOTELS RESTAURANTS & LEISURE -- 0.5%
Carnival Corp. .............         46,764            1,556,306

HOUSEHOLD PRODUCTS -- 1.8%
Kimberly-Clark Corp. .......          4,228              249,367
The Procter & Gamble Co. ...         95,479            5,530,144
                                                       5,779,511

INDUSTRIAL CONGLOMERATES -- 0.6%
Siemens AG ADR..............          5,283              491,108
Textron, Inc. ..............         71,906            1,364,776
                                                       1,855,884

INSURANCE -- 3.4%
ACE Ltd. ...................         44,534            2,380,788
Aflac Inc. .................         36,742            1,570,353
AON Corp. ..................         20,432              831,378
Hartford Financial Services
  Group, Inc. ..............          9,863              261,369
MetLife, Inc. ..............         45,794            1,743,378
PartnerRe Ltd. .............         12,611              970,290
Principal Financial Group,
  Inc. .....................         24,659              675,410
Prudential Financial,
  Inc. .....................         42,486            2,120,476
The Travelers Companies,
  Inc. .....................          2,818              138,730
                                                      10,692,172

INTERNET SOFTWARE & SERVICES -- 1.4%
Baidu, Inc ADR..............          4,555            1,781,233    (a)
Google Inc. (Class A).......          5,033            2,495,613    (a)
                                                       4,276,846

IT SERVICES -- 4.0%
Accenture PLC...............          4,932              183,816    (a)
Affiliated Computer
  Services, Inc. (Class A)..         25,287            1,369,797    (a)
Cognizant Technology
  Solutions Corp. (Class
  A)........................         32,549            1,258,344    (a)
Metavante Technologies,
  Inc. .....................         16,318              562,645    (a)
Paychex, Inc. ..............         29,908              868,827
The Western Union Co. ......        296,238            5,604,823
Visa, Inc. (Class A)........         38,199            2,639,933
                                                      12,488,185


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE U.S. EQUITY FUND                                           September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

LIFE SCIENCES TOOLS & SERVICES -- 0.8%
Life Technologies Corp. ....         21,691         $  1,009,716    (a)
Thermo Fisher Scientific,
  Inc. .....................         30,602            1,336,389    (a)
                                                       2,346,105

MACHINERY -- 1.0%
Deere & Co. ................         28,650            1,229,658
Eaton Corp. ................         19,374            1,096,375
Navistar International
  Corp. ....................         18,875              706,302    (a)
                                                       3,032,335

MEDIA -- 4.5%
Comcast Corp. (Class A).....        125,078            2,011,254
Liberty Global, Inc. (Series
  C)........................         52,419            1,177,331    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................         57,155            1,778,092    (a)
Omnicom Group Inc. .........        134,288            4,960,599
The Walt Disney Co. ........         40,510            1,112,405
Time Warner Inc. ...........        114,486            3,294,907
                                                      14,334,588

METALS & MINING -- 1.6%
Allegheny Technologies
  Inc. .....................         53,427            1,869,411
Barrick Gold Corp. .........         21,136              801,054
Freeport-McMoRan Copper &
  Gold Inc. ................         34,776            2,385,981
                                                       5,056,446

MULTILINE RETAIL -- 1.0%
Kohl's Corp. ...............         12,206              696,352    (a)
Target Corp. ...............         53,193            2,483,049
                                                       3,179,401

MULTI-UTILITIES -- 0.4%
Dominion Resources, Inc. ...         38,749            1,336,840

OIL, GAS & CONSUMABLE FUELS -- 7.5%
Apache Corp. ...............         22,144            2,033,483
Chesapeake Energy Corp. ....          5,637              160,091
Chevron Corp. ..............         34,532            2,432,089
Devon Energy Corp. .........         42,536            2,863,949
Exxon Mobil Corp. ..........         87,026            5,970,854    (h)
Marathon Oil Corp. .........        133,772            4,267,327
Occidental Petroleum
  Corp. ....................         31,465            2,466,856
Southwestern Energy Co. ....         40,687            1,736,521    (a)
Suncor Energy Inc. .........         48,195            1,665,619
                                                      23,596,789

PAPER & FOREST PRODUCTS -- 0.3%
Weyerhaeuser Co. ...........         21,136              774,634

PERSONAL PRODUCTS -- 0.1%
Alberto-Culver Co. .........          6,952              192,431
Avon Products, Inc. ........          7,376              250,489
                                                         442,920

PHARMACEUTICALS -- 2.0%
Abbott Laboratories.........         10,569              522,848
Bristol-Myers Squibb Co. ...        143,352            3,228,287
Merck & Company Inc. .......          7,750              245,132
Pfizer Inc. ................         32,408              536,352
Wyeth.......................         35,227            1,711,328    (h)
                                                       6,243,947

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
CB Richard Ellis Group, Inc.
  (Class A).................         82,860              972,776    (a)

ROAD & RAIL -- 0.6%
Union Pacific Corp. ........         34,970            2,040,499

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
Intel Corp. ................        260,837            5,104,580
Kla-Tencor Corp. ...........          6,342              227,424
Microchip Technology Inc. ..         19,375              513,437
Nvidia Corp. ...............         14,090              211,773    (a)
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         24,782              271,611
Texas Instruments Inc. .....         29,943              709,350
                                                       7,038,175

SOFTWARE -- 3.9%
Intuit, Inc. ...............         50,546            1,440,561    (a)
Microsoft Corp. ............        386,740           10,012,699
Oracle Corp. ...............         36,988              770,830
                                                      12,224,090

SPECIALTY RETAIL -- 2.9%
Bed Bath & Beyond, Inc. ....        108,926            4,089,082    (a)
Lowe's Companies, Inc. .....        192,203            4,024,731
O'Reilly Automotive, Inc. ..          5,313              192,012    (a)
Staples, Inc. ..............         41,093              954,179
                                                       9,260,004


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE U.S. EQUITY FUND                                           September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

TEXTILES APPAREL & LUXURY GOODS -- 0.1%
NIKE, Inc. (Class B)........          2,818         $    182,325

TOBACCO -- 1.0%
Altria Group, Inc. .........         17,613              313,687
Philip Morris International
  Inc. .....................         59,521            2,901,053
                                                       3,214,740

WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
American Tower Corp. (Class
  A)........................         49,902            1,816,433    (a)
NII Holdings, Inc. .........        142,887            4,283,751    (a)
                                                       6,100,184
TOTAL COMMON STOCK
  (COST $294,364,853).......                         305,352,736

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.6%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................         69,831            1,043,275    (o)
Industrial Select Sector
  SPDR Fund.................        148,341            3,907,302    (o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $6,397,915).........                           4,950,577

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------

GEI Investment Fund
  (COST $102,499)...........                              68,674    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $300,865,267).......                         310,371,987

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%.....................                           5,690,489   (d,p)




                                      PRINCIPAL
                                         AMOUNT             VALUE
TIME DEPOSIT -- 0.1%

State Street Corp. 0.01%
  10/01/09..................        $485,000        $    485,000    (e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $6,175,489).........                           6,175,489

TOTAL INVESTMENTS
  (COST $307,040,756).......                         316,547,476

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.4)%.............                          (1,295,522)
                                                    ------------

NET ASSETS -- 100.0%........                        $315,251,954
                                                    ============






See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE U.S. EQUITY FUND                                           September 30, 2009

SCHEDULE OF INVESTMENTS




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following short futures contracts open at September 30, 2009

                                   NUMBER    CURRENT    UNREALIZED
                     EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION             DATE     CONTRACTS    VALUE   (DEPRECIATION)
--------------------------------------------------------------------
S&P 500 Emini
  Index Futures      12/18/2009      1      $(52,645)      $(345)




See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Core Value Equity Fund

Q&A

(PHOTO OF STEPHEN V. GELHAUS)

Stephen V. Gelhaus
Vice President

(PHOTO OF PAUL C. REINHARDT)

Paul C. Reinhardt
Senior Vice President

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Core Value Equity Fund returned -6.11% for Class A shares, -6.75% for Class B shares, -6.76% for Class C shares, -6.35% for Class R shares and -5.83% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -6.91% and the Fund's Morningstar peer group of 2,063 Large Blend Funds returned an average of -5.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9(th) bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cash levels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In a period where financials dominated the headlines, these volatile stocks had a neutral effect on Fund performance, neither contributing nor detracting from relative returns. Stock selection in health care and materials sectors were the Fund's primary performance drivers. Amid the rising possibility of deflation in health care, as the

GE Core Value Equity Fund


     Obama administration came in promising sweeping reforms, careful navigation of the volatile sector bolstered the Fund's returns. In particular, owning Wyeth (+35%) upon the $68 billion takeover bid by Pfizer helped, as did a 16% rally in Bristol-Myers Squibb. The strength in these two health care stocks more than offset a 23% drop in Cardinal Health. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings, including Freeport McMoRan (+22%). Commodities became very oversold when global economic activity slowed in the last quarter of 2008, but certain metals bounced back nicely when green shoots emerged as the year progressed. Outperformance in consumer staples was driven by a 25% rally in Pepsi Bottling Group due to PepsiCo's takeover bid. PepsiCo owns 33% of Pepsi Bottling and it reportedly intends to acquire the rest of the company. Also within staples, underweighting the more defensive food retailers and selected household products companies helped performance as investors embraced risk assets during the rally in the second half of the period.

     The greatest performance drags came from within the two best-performing S&P 500 sectors: technology and consumer discretionary. Slight underweights in both sectors pressured relative returns. Within technology, not owning Apple (+63%) pressured results, although a lofty valuation kept Apple from candidacy for inclusion in the Fund. Within consumer discretionary, some of our media holdings underperformed. Textron (-34%) was the Fund's greatest single-stock detractor. The aircraft and industrial company declined amid the sluggish economy and an overhang of woes in its financial subsidiary. We trimmed our position during the period to reflect Textron's changing risk-reward profile -- although the stock was showing fundamental improvement by year-end.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes will be market share winners in the ongoing difficult economic environment. During the period, we have added to holdings in certain financial companies with strong balance sheets, robust risk management capabilities, solid capital structures, and industry leadership. As of September 30, 2009, our bottom-up process had resulted in financials as our top sector overweight, with an emphasis on custody banks, investment banks and quality insurers. We also took advantage of values within the energy and materials sectors to increase our weighting in commodity-oriented companies during the period. During the year, the Fund became underweight in consumer staples and increased its underweight in health care, seeing better opportunities for appreciation outside these classically defensive sectors. We also decreased our exposure to technology and consumer discretionary companies, after a period of strong relative sector performance -- although the portfolio is constructed on a stock-by-stock, bottom-up basis.

GE Core Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,336.09                 7.61
     Class B                     1,000.00              1,333.91                12.29
     Class C                     1,000.00              1,332.16                11.69
     Class R                     1,000.00              1,334.44                 9.01
     Class Y                     1,000.00              1,338.32                 5.57
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,018.38                 6.58
     Class B                     1,000.00              1,014.44                10.60
     Class C                     1,000.00              1,014.93                10.10
     Class R                     1,000.00              1,017.20                 7.79
     Class Y                     1,000.00              1,020.10                 4.81
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.30% for Class A, 2.10% for Class B, 2.00% for Class C, 1.54% for Class R and 0.95% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 33.61% for Class A shares, 33.39% for Class B shares, 33.22% for Class C shares, 33.44% for Class R shares and 33.83% for Class Y shares.

GE Core Value Equity Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

International Business

  Machines Corp.                3.09%  JPMorgan Chase & Co.            2.57%

-------------------------------------  -------------------------------------

PepsiCo, Inc.                   2.81%  Exxon Mobil Corp.               2.43%

-------------------------------------  -------------------------------------

The Procter & Gamble Co.        2.67%  Hewlett-Packard Co.             2.24%

-------------------------------------  -------------------------------------

Microsoft Corp.                 2.62%  Bank of America Corp.           2.05%

-------------------------------------  -------------------------------------

Time Warner Inc.                2.61%  Omnicom Group Inc.              2.01%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Blend Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                      ONE     FIVE     TEN
                                                                      YEAR    YEAR     YEAR
                                                                     -----    ----    -----
Number of Funds in peer group:                                        2063    1663     1098

-------------------------------------------------------------------------------------------

Peer group average annual total return:                              (5.40)%  1.09%   (0.31)%
-------------------------------------------------------------------------------------------


Morningstar categories in peer group: Large Blend*

   * Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Large Blend peer group consisting of 2063, 1693, and 1098 funds, respectively.

--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                                 GE CORE                    S&P 500
                              VALUE EQUITY    WITH LOAD      INDEX
                              ------------    ---------     -------
09/99                           10000.00        9425.00    10000.00
09/00                           11135.00       10494.80    11324.40
09/01                            9358.67        8820.55     8305.46
09/02                            7744.97        7299.64     6603.67
09/03                            9254.55        8722.41     8217.61
09/04                           10385.30        9788.14     9357.64
09/05                           11500.10       10838.80    10504.10
09/06                           12831.40       12093.60    11638.10
09/07                           15140.50       14270.00    13551.60
09/08                           12740.00       12007.40    10573.50
09/09                           11961.50       11273.70     9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                              ONE    FIVE    TEN                     $10,000
                             YEAR    YEAR    YEAR   COMMENCEMENT   INVESTMENT
                            ------   ----   -----   ------------   ----------
GE Core Value Equity Fund    (6.11)% 2.87%   1.81%    09/08/93       11,962
With load                   (11.51)% 1.66%   1.21%                   11,274
S&P 500 Index                (6.91)% 1.02%  (0.16)%                   9,843



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                  GE CORE       S&P 500
                               VALUE EQUITY      INDEX
                               ------------     -------
09/99                            10000.00      10000.00
09/00                            11044.10      11324.40
09/01                             9217.07       8305.46
09/02                             7568.67       6603.67
09/03                             8962.14       8217.61
09/04                             9992.93       9357.64
09/05                            10979.80      10504.10
09/06                            12250.90      11638.10
09/07                            14455.50      13551.60
09/08                            12163.60      10573.50
09/09                            11420.30       9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                        ENDING
                                                                      VALUE OF A
                                 ONE    FIVE    TEN                     $10,000
                                YEAR    YEAR    YEAR   COMMENCEMENT   INVESTMENT
                               ------   ----   -----   ------------   ----------
GE Core Value Equity Fund       (6.75)% 2.11%   1.18%    09/08/93       11,240
W/load                         (10.42)% 2.11%   1.18%
S&P 500 Index                   (6.91)% 1.02%  (0.16)%                   9,843

GE Core Value Equity Fund


--------------------------------------------------------------------------------

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                               GE Core Value Equity    S&P 500 Index
09/99                                      10000.00         10000.00
09/00                                      11053.00         11324.40
09/01                                       9207.06          8305.46
09/02                                       7558.74          6603.67
09/03                                       8970.93          8217.61
09/04                                       9995.99          9357.64
09/05                                      10981.00         10504.10
09/06                                      12157.80         11638.10
09/07                                      14246.70         13551.60
09/08                                      11902.70         10573.50
09/09                                      11098.20          9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                       ENDING
                                                                     VALUE OF A
                                ONE    FIVE    TEN                     $10,000
                                YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                               -----   ----   -----   ------------   ----------
GE Core Value Equity Fund      (6.76)% 2.11%   1.05%    09/30/99       11,098
W/load                         (7.67)% 2.11%   1.05%
S&P 500 Index                  (6.91)% 1.02%  (0.16)%                   9,843





--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                               GE Core Value Equity    S&P 500 Index
01/29/08                                   10000.00         10000.00
03/08                                       9761.94          9055.54
06/08                                       9793.00          8808.61
09/08                                       9161.52          8071.34
12/08                                       7185.25          6300.22
03/09                                       6429.47          5606.45
06/09                                       7493.95          6499.50
09/09                                       8579.72          7513.81




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                               ENDING
                                             VALUE OF A
           ONE      SINCE                      $10,000
           YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
          -----   ---------   ------------   ----------
GE Core
  Value
  Equity
  Fund    (6.35)%    (8.76)%    01/29/08        8,580
S&P 500
  Index   (6.91)%   (15.72)%                    7,514





--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

            GE Core Value Equity    S&P 500 Index
09/99                   10000.00         10000.00
09/00                   11156.30         11324.40
09/01                    9405.38          8305.46
09/02                    7803.64          6603.67
09/03                    9336.65          8217.61
09/04                   10483.90          9357.64
09/05                   11627.40         10504.10
09/06                   13052.70         11638.10
09/07                   15565.10         13551.60
09/08                   13143.30         10573.50
09/09                   12377.60          9843.18




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                  ENDING
                                                VALUE OF A
           ONE    FIVE    TEN                     $10,000
           YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   -----   ------------   ----------
GE Core
  Value
  Equity
  Fund    (5.83)% 3.38%   2.16%    01/05/98       12,378
S&P 500
  Index   (6.91)% 1.02%  (0.16)%                   9,843



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE CORE VALUE EQUITY FUND                                     September 30, 2009

SCHEDULE OF INVESTMENTS

GE CORE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $37,536
(in thousands) as of September 30, 2009

(PIE CHART)

Financials                                       19.3
Information Technology                           15.8
Energy                                           12.9
Consumer Staples                                 11.5
Healthcare                                       10.6
Industrials                                       8.9
Consumer Discretionary                            7.9
Materials                                         4.1
Telecommunication Services                        3.6
Utilities                                         3.2
Short-Term                                        2.2
Other Investments                                 0.0





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 96.9%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 2.8%
Honeywell International
  Inc. .....................          9,710         $   360,727
ITT Corp. ..................          7,462             389,143
Rockwell Collins, Inc. .....          6,132             311,506
                                                      1,061,376

AUTOMOBILES -- 0.2%
Toyota Motor Corp. ADR......          1,023              80,377

BEVERAGES -- 3.7%
Molson Coors Brewing Co.
  (Class B).................          5,029             244,812
Pepsi Bottling Group,
  Inc. .....................          2,043              74,447
PepsiCo, Inc. ..............         17,987           1,055,117     (h)
                                                      1,374,376

BIOTECHNOLOGY -- 1.8%
Amgen Inc. .................         11,243             677,166    (a,h)

CAPITAL MARKETS -- 6.3%
Ameriprise Financial,
  Inc. .....................         11,447             415,870
Morgan Stanley..............         10,221             315,624
State Street Corp. .........          8,177             430,110     (e)
The Bank of New York Mellon
  Corp. ....................         20,214             586,004
The Charles Schwab Corp. ...         12,264             234,856
The Goldman Sachs Group,
  Inc.......................          2,043             376,627
                                                      2,359,091

CHEMICALS -- 0.7%
Air Products & Chemicals,
  Inc. .....................            511              39,643
Potash Corp of Saskatchewan
  Inc. .....................          2,556             230,909
                                                        270,552

COMMERCIAL BANKS -- 1.7%
US Bancorp..................          8,687             189,898
Wells Fargo & Co. ..........         15,023             423,348
                                                        613,246

COMMUNICATIONS EQUIPMENT -- 0.9%
Cisco Systems, Inc. ........         14,307             336,787     (a)

COMPUTERS & PERIPHERALS -- 5.4%
Hewlett-Packard Co. ........         17,784             839,583
International Business
  Machines Corp. ...........          9,712           1,161,652
                                                      2,001,235

DIVERSIFIED FINANCIAL SERVICES -- 4.7%

Bank of America Corp. ......         45,499             769,843
JPMorgan Chase & Co. .......         21,972             962,813
                                                      1,732,656

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
AT&T Inc. ..................         25,550             690,106
Verizon Communications
  Inc. .....................         13,284             402,107     (h)
                                                      1,092,213

ELECTRIC UTILITIES -- 2.1%
Edison International........         13,899             466,728
Entergy Corp. ..............          2,300             183,678
Northeast Utilities.........          6,132             145,574
                                                        795,980

ELECTRICAL EQUIPMENT -- 1.4%
ABB Ltd. ADR................         26,571             532,483     (a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%
Corning Inc. ...............         18,702             286,328

ENERGY EQUIPMENT & SERVICES -- 4.3%
Halliburton Co. ............         17,988             487,835
National Oilwell Varco,
  Inc. .....................          6,438             277,671     (a)
Schlumberger Ltd. ..........          7,424             442,470
Transocean Ltd. ............          4,394             375,819     (a)
                                                      1,583,795


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE CORE VALUE EQUITY FUND                                     September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

FOOD & STAPLES RETAILING -- 0.6%
CVS Caremark Corp. .........          6,541         $   233,775

FOOD PRODUCTS -- 2.7%
Archer-Daniels-Midland
  Co. ......................          3,373              98,559
Kraft Foods Inc. (Class A)..          9,709             255,055
McCormick & Company Inc. ...         13,185             447,499
Nestle S.A. ADR.............          5,110             218,146
                                                      1,019,259

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.7%
Baxter International Inc. ..          1,329              75,766
Becton Dickinson & Co. .....          3,885             270,979
Boston Scientific Corp. ....         28,615             303,033     (a)
Covidien Plc................          8,145             352,353
                                                      1,002,131

HEALTHCARE PROVIDERS & SERVICES -- 1.6%
Cardinal Health, Inc. ......         16,761             449,195
McKesson Corp. .............          2,452             146,017
                                                        595,212

HOUSEHOLD PRODUCTS -- 2.9%
Kimberly-Clark Corp. .......          1,226              72,309
The Procter & Gamble Co. ...         17,273           1,000,452
                                                      1,072,761

INDUSTRIAL CONGLOMERATES -- 0.4%
Siemens AG ADR..............          1,533             142,508

INSURANCE -- 6.4%
ACE Ltd. ...................         11,242             600,997
AON Corp. ..................          5,927             241,170
Hartford Financial Services
  Group, Inc. ..............          2,862              75,843
MetLife, Inc. ..............         13,826             526,356
PartnerRe Ltd. .............          3,683             283,370
Principal Financial Group,
  Inc. .....................          7,154             195,948
Prudential Financial,
  Inc. .....................          8,585             428,477
The Travelers Companies,
  Inc. .....................            817              40,221
                                                      2,392,382

IT SERVICES -- 2.6%
Accenture PLC...............          1,431              53,333     (a)
Affiliated Computer
  Services, Inc. (Class A)..          5,827             315,649     (a)
The Western Union Co. ......         30,659             580,068
                                                        949,050

LIFE SCIENCES TOOLS & SERVICES -- 0.7%
Life Technologies Corp. ....          3,780             175,959     (a)
Thermo Fisher Scientific,
  Inc. .....................          1,737              75,855     (a)
                                                        251,814

MACHINERY -- 2.0%
Deere & Co. ................          8,312             356,751
Eaton Corp. ................          5,621             318,092
Navistar International
  Corp. ....................          1,636              61,219     (a)
                                                        736,062

MEDIA -- 6.1%
Comcast Corp. (Class A).....         12,263             197,189
Omnicom Group Inc. .........         20,440             755,054
The Walt Disney Co. ........         11,753             322,737
Time Warner Inc. ...........         34,089             981,081
                                                      2,256,061

METALS & MINING -- 2.8%
Allegheny Technologies
  Inc. .....................          6,745             236,008
Barrick Gold Corp. .........          6,132             232,403
Freeport-McMoRan Copper &
  Gold Inc. ................          8,481             581,881
                                                      1,050,292

MULTILINE RETAIL -- 0.3%
Target Corp. ...............          2,248             104,937

MULTI-UTILITIES -- 1.1%
Dominion Resources, Inc. ...         11,242             387,849

OIL, GAS & CONSUMABLE FUELS -- 8.7%
Apache Corp. ...............          3,782             347,301
Chesapeake Energy Corp. ....          1,636              46,462
Chevron Corp. ..............          6,644             467,937
Devon Energy Corp. .........          8,484             571,228
Exxon Mobil Corp. ..........         13,286             911,552     (h)
Marathon Oil Corp. .........         18,396             586,832
Occidental Petroleum
  Corp. ....................          4,087             320,421
                                                      3,251,733

PAPER & FOREST PRODUCTS -- 0.6%
Weyerhaeuser Co. ...........          6,134             224,811

PERSONAL PRODUCTS -- 0.2%
Avon Products, Inc. ........          2,044              69,414


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE CORE VALUE EQUITY FUND                                     September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

PHARMACEUTICALS -- 3.9%
Abbott Laboratories.........          3,066         $   151,675
Bristol-Myers Squibb Co. ...         25,857             582,300
Merck & Company Inc. .......          2,248              71,104
Pfizer Inc. ................          9,402             155,603
Wyeth.......................         10,220             496,488
                                                      1,457,170

ROAD & RAIL -- 1.0%
Union Pacific Corp. ........          6,542             381,726

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
Intel Corp. ................         30,046             588,000
Kla-Tencor Corp. ...........          1,838              65,911
Microchip Technology Inc. ..          5,621             148,957
Nvidia Corp. ...............          4,088              61,443     (a)
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................          7,189              78,791
Texas Instruments Inc. .....          8,687             205,795
                                                      1,148,897

SOFTWARE -- 3.2%
Microsoft Corp. ............         38,017             984,260
Oracle Corp. ...............         10,730             223,613
                                                      1,207,873

SPECIALTY RETAIL -- 1.2%
Bed Bath & Beyond, Inc. ....          7,358             276,219     (a)
Lowe's Companies, Inc. .....          8,494             177,864
                                                        454,083

TEXTILES APPAREL & LUXURY GOODS -- 0.2%
NIKE, Inc. (Class B)........            818              52,925

TOBACCO -- 1.5%
Altria Group, Inc. .........          5,110              91,009
Philip Morris International
  Inc. .....................          9,710             473,265
                                                        564,274

WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp. (Class
  A)........................          7,566             275,402     (a)

TOTAL COMMON STOCK
  (COST $34,494,974) .......                         36,080,062
EXCHANGE TRADED FUNDS -- 1.7%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................         10,398             155,346     (o)
Industrial Select Sector
  SPDR Fund.................         17,756             467,693    (h,o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $902,103) ..........                            623,039

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------

GEI Investment Fund.........                             10,909     (j)
  (COST $16,282)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $35,413,359)........                         36,714,010

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%                                                            (d,p)
  (COST $822,171)...........                            822,171

TOTAL INVESTMENTS
  (COST $36,235,530)........                         37,536,181

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.8)%.............                           (290,206)
                                                    -----------

NET ASSETS -- 100%..........                        $37,245,975
                                                    ===========






See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE CORE VALUE EQUITY FUND                                     September 30, 2009

SCHEDULE OF INVESTMENTS




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Core Value Equity Fund had the following long futures contracts open at September 30, 2009

                                    NUMBER    CURRENT    UNREALIZED
                     EXPIRATION       OF     NOTIONAL   APPRECIATION/
DESCRIPTION             DATE      CONTRACTS    VALUE   (DEPRECIATION)
---------------------------------------------------------------------
S&P 500 Emini
  Index Futures    December 2009      6      $315,870      $1,295




See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Premier Growth Equity Fund

Q&A

(Photo of David B. Carlson)

David B. Carlson
Chief Investment Officer -- U.S. Equities

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARKS AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Premier Growth Equity Fund returned -3.58% for Class A shares, -4.29% for Class B shares, -4.23% for Class C shares, -3.76% for Class R shares and -3.30% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, returned -6.91% and -1.86%, respectively, and the Fund's Morningstar peer group of 1,862 Large Growth Funds returned an average of -2.86% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9th bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cash levels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong portfolio positioning within the volatile financials and industrials sectors was the key performance driver during the period. The Fund navigated the credit crisis well, returning 12% versus declines of 23% and 15% in the S&P 500 and Russell 1000 Growth financials sectors, respectively. Owning outperformers among diversified financials and capital markets helped us to take advantage of the strong up-market in financials during the second half of the period. Chicago Mercantile Exchange Group (+100% off its November '08 lows), and Goldman Sachs (+45% during the entire year) exemplified the broad-based relative strength among the Fund's holdings in this volatile sector. An advantageous industrials underweight also helped, with Iron Mountain up 9% amid extreme global economic weakness, due to its strong

GE Premier Growth Equity Fund


     recurring revenue base. Within technology, Qualcomm (+6%) benefited from growth in the smart phone market, proving relatively immune to the macro environment. Our stock picks in the consumer discretionary sector also bolstered returns, with key contributions from specialty retailers (e.g., Bed Bath & Beyond +19.5%) and media companies. Liberty Media Entertainment soared 25% during the year on news of its deal to combine with DirecTV.

     The greatest performance detractors came from the commodity-oriented energy and materials sectors. Within energy, our oil services holdings -- namely Transocean (-55%) and Schlumberger (-22%) -- lagged the relatively defensive exploration & production and integrated oil companies. Within materials, Monsanto (-21%), the Fund's sole holding, lagged. We continued to hold Monsanto as we believed the company was well positioned to solve a difficult problem in the global economy -- how to increase crop yields in order to feed the world's increasing population. In terms of other single stock detractors, Medtronic (-25%), Western Union (-23%), and Comcast (-13%) tempered the Fund's relative outperformance.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We ended the period with 36 stocks in the portfolio, consistent with the Fund's historical holdings. The portfolio's largest sector weighting remains technology at approximately 31% of the portfolio. Some of corporate America's strongest balance sheets are in the technology sector, with companies such as Microsoft, Qualcomm, and Cisco holding extremely large cash balances and little to no debt. We ended the period with a new underweight in health care, as we tendered our shares of Genentech to Roche at $95 per share, and eliminated Johnson & Johnson. The Fund also increased its weighting in financials, as signs of healing emerged in terms of a reduction in spreads as well as a more constructive capital raising environment. While we made incremental purchases of CME, State Street and Aflac, strong price movements in many of our core financials holdings bolstered our positioning (e.g., CME which we believe will benefit from a migration in derivatives transactions from over-the-counter to exchanges and Goldman Sachs which has managed to remain profitable throughout the credit crisis). The portfolio remains overweight in consumer discretionary (primarily media and retail) and underweight in energy, although we will likely add to this sector when we see signs of a better economy.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,356.62                 5.85
     Class B                     1,000.00              1,352.25                10.32
     Class C                     1,000.00              1,351.96                10.26
     Class R                     1,000.00              1,356.19                 7.32
     Class Y                     1,000.00              1,358.90                 4.32
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,019.91                 5.01
     Class B                     1,000.00              1,016.16                 8.84
     Class C                     1,000.00              1,016.21                 8.79
     Class R                     1,000.00              1,018.68                 6.28
     Class Y                     1,000.00              1,021.19                 3.70
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.99% for Class A, 1.75% for Class B, 1.74% for Class C, 1.24% for Class R and 0.73% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 35.66% for Class A shares, 35.23% for Class B shares, 35.20% for Class C shares, 35.62% for Class R shares and 35.89% for Class Y shares.

GE Premier Growth Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

Liberty Media

  Corp -- Entertainment

  (Series A)                    4.50%  Bed Bath & Beyond, Inc.         3.81%

-------------------------------------  -------------------------------------

The Western Union Co.           4.24%  CME Group Inc.                  3.62%

-------------------------------------  -------------------------------------

QUALCOMM Inc.                   4.20%  PepsiCo, Inc.                   3.60%

-------------------------------------  -------------------------------------

Amgen Inc.                      4.10%  Schlumberger Ltd.               3.50%

-------------------------------------  -------------------------------------

State Street Corp.              4.00%  Intuit, Inc.                    3.50%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Blend Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                      ONE     FIVE     TEN
                                                                      YEAR    YEAR     YEAR
                                                                     -----    ----    -----
Number of Funds in peer group:                                        1862    1569     1119

-------------------------------------------------------------------------------------------

Peer group average annual total return:                              (2.86)%  1.28%   (1.77)%
-------------------------------------------------------------------------------------------


Morningstar categories in peer group: Large Growth*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Large Blend peer group consisting of 1862, 1569, and 1119 funds, respectively.

--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                 GE PREMIER                   S&P 500    RUSSELL 1000
                               GROWTH EQUITY    WITH LOAD      INDEX        GROWTH
                               -------------    ---------     -------    ------------
09/99                             10000.00        9425.00    10000.00      10000.00
09/00                             11860.70       11178.70    11324.40      12336.70
09/01                              9021.03        8502.32     8305.46       6711.12
09/02                              7580.18        7144.32     6603.67       5201.73
09/03                              9530.54        8982.53     8217.61       6551.12
09/04                             10124.70        9542.50     9357.64       7042.79
09/05                             11067.40       10431.00    10504.10       7858.69
09/06                             11586.60       10920.40    11638.10       8334.52
09/07                             13236.80       12475.70    13551.60       9948.96
09/08                             11261.80       10614.20    10573.50       7871.27
09/09                             10859.10       10234.70     9843.18       7725.11




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                              ONE    FIVE    TEN                     $10,000
                              YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                             -----   ----   -----   ------------   ----------
GE Premier Growth Equity
  Fund                       (3.58)% 1.41%   0.83%    12/31/96       10,859
With load                    (9.12)% 0.22%   0.23%                   10,235
S&P 500 Index                (6.91)% 1.02%  (0.16)%                   9,843
Russell 1000 Growth          (1.86)% 1.87%  (2.55)%                   7,725



--------------------------------------------------------------------------------

GE Premier Growth Equity Fund

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                 GE PREMIER      S&P 500    RUSSELL 1000
                               GROWTH EQUITY      INDEX        GROWTH
                               -------------     -------    ------------
09/99                             10000.00      10000.00      10000.00
09/00                             11770.10      11324.40      12336.70
09/01                              8888.25       8305.46       6711.12
09/02                              7411.95       6603.67       5201.73
09/03                              9250.28       8217.61       6551.12
09/04                              9752.79       9357.64       7042.79
09/05                             10581.90      10504.10       7858.69
09/06                             11078.30      11638.10       8334.52
09/07                             12656.20      13551.60       9948.96
09/08                             10767.80      10573.50       7871.27
09/09                             10382.80       9843.18       7725.11




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                      ENDING
                                                                   VALUE OF A
                              ONE    FIVE    TEN                     $10,000
                              YEAR   YEAR    YEAR   COMMENCEMENT    INVESTMENT
                             -----   ----   -----   ------------   -----------
GE Premier Growth Equity
  Fund                       (4.29)% 0.65%   0.37%    12/31/96        10,383
With load                    (7.77)% 0.65%   0.37%
S&P 500 Index                (6.91)% 1.02%  (0.16)%                    9,843
Russell 1000 Growth Index    (1.86)% 1.87%  (2.55)%                    7,725



--------------------------------------------------------------------------------


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                  GE PREMIER      S&P 500    RUSSELL 1000
                                GROWTH EQUITY      INDEX        GROWTH
                                -------------     -------    ------------
09/99                              10000.00      10000.00      10000.00
09/00                              11765.70      11324.40      12336.70
09/01                               8884.96       8305.46       6711.12
09/02                               7405.02       6603.67       5201.73
09/03                               9251.04       8217.61       6551.12
09/04                               9753.36       9357.64       7042.79
09/05                              10582.20      10504.10       7858.69
09/06                              10993.00      11638.10       8334.52
09/07                              12466.00      13551.60       9948.96
09/08                              10522.20      10573.50       7871.27
09/09                              10077.10       9843.18       7725.11




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                              ONE    FIVE    TEN                     $10,000
                              YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                             -----   ----   -----   ------------   ----------
GE Premier Growth Equity
  Fund                       (4.23)% 0.66%   0.08%    09/30/99       10,077
With load                    (5.10)% 0.66%   0.08%
S&P 500 Index                (6.91)% 1.02%  (0.16)%                   9,843
Russell 1000 Growth Index    (1.86)% 1.87%  (2.55)%                   7,725



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

              GE PREMIER      S&P 500    RUSSELL 1000
            GROWTH EQUITY      INDEX        GROWTH
            -------------     -------    ------------
01/29/08       10000.00      10000.00      10000.00
03/08           9954.98       9055.54       8981.98
06/08           9968.50       8808.61       9093.83
09/08           9373.64       8071.34       7972.64
12/08           6813.82       6300.22       6155.92
03/09           6651.94       5606.45       5902.25
06/09           7991.16       6499.50       6865.50
09/09           9021.33       7513.81       7824.61




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                               ENDING
                                             VALUE OF A
           ONE      SINCE                      $10,000
           YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
          -----   ---------   ------------   ----------
GE
  Pre-
  mier
  Growth
  Equity
  Fund    (3.76)%    (5.98)%    01/29/08        9,021
S&P 500
  Index   (6.91)%   (15.72)%                    7,514
Russell
  1000
  Growth
  Index   (1.86)%   (13.65)%                    7,825



--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

              GE PREMIER      S&P 500    RUSSELL 1000
            GROWTH EQUITY      INDEX        GROWTH
            -------------     -------    ------------
09/99          10000.00      10000.00      10000.00
09/00          11886.70      11324.40      12336.70
09/01           9063.62       8305.46       6711.12
09/02           7633.63       6603.67       5201.73
09/03           9623.59       8217.61       6551.12
09/04          10247.50       9357.64       7042.79
09/05          11233.30      10504.10       7858.69
09/06          11788.20      11638.10       8334.52
09/07          13499.40      13551.60       9948.96
09/08          11513.00      10573.50       7871.27
09/09          11132.90       9843.18       7725.11




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                  ENDING
                                                VALUE OF A
           ONE    FIVE    TEN                     $10,000
           YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   -----   ------------   ----------
GE
  Pre-
  mier
  Growth
  Equity
  Fund    (3.30)% 1.67%   1.08%    12/31/96       11,133
S&P 500
  Index   (6.91)% 1.02%  (0.16)%                   9,843
Russell
  1000
  Growth
  Index   (1.86)% 1.87%  (2.55)%                   7,725



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE PREMIER GROWTH EQUITY FUND                                 September 30, 2009

SCHEDULE OF INVESTMENTS

GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of Market Value of $189,826
(in thousands) as of September 30, 2009

(CHART)

Information Technology                           33.3
Consumer Discretionary                           18.0
Financials                                       15.0
Healthcare                                       12.9
Energy                                            6.7
Consumer Staples                                  3.6
Industrials                                       3.0
Materials                                         2.7
Telecommunication Services                        2.6
Short-Term                                        2.2
Other Investments                                0.0*





                                        NUMBER
                                     OF SHARES             VALUE
COMMON STOCK -- 98.0%+
-----------------------------------------------------------------------

BEVERAGES -- 3.6%
PepsiCo, Inc. .............        116,615         $  6,840,636

BIOTECHNOLOGY -- 5.7%
Amgen Inc. ................        129,291            7,787,197    (a)
Gilead Sciences, Inc. .....         64,392            2,999,379    (a)
                                                     10,786,576

CAPITAL MARKETS -- 7.5%
State Street Corp. ........        144,502            7,600,805    (e)
The Goldman Sachs Group,
  Inc......................         35,492            6,542,950
                                                     14,143,755

CHEMICALS -- 2.7%
Monsanto Co. ..............         65,913            5,101,666    (h)

COMMERCIAL SERVICES & SUPPLIES -- 2.2%
Iron Mountain Inc. ........        154,642            4,122,756    (a)

COMMUNICATIONS EQUIPMENT -- 9.6%
Cisco Systems, Inc. .......        278,863            6,564,435   (a,h)
QUALCOMM Inc. .............        177,458            7,982,061
Research In Motion Ltd. ...         52,730            3,561,911    (a)
                                                     18,108,407

DIVERSIFIED FINANCIAL SERVICES -- 3.6%
CME Group Inc. ............         22,309            6,875,411

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 3.4%
Corning Inc. ..............        245,906            3,764,821
Molex Inc. (Class A).......        147,037            2,762,825    (h)
                                                      6,527,646

ENERGY EQUIPMENT & SERVICES -- 6.7%
Schlumberger Ltd. .........        111,545            6,648,082
Transocean Ltd. ...........         70,983            6,071,176    (a)
                                                     12,719,258

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.6%
Medtronic, Inc. ...........         83,152            3,059,994

HEALTHCARE PROVIDERS & SERVICES -- 5.7%
Express Scripts, Inc. .....         50,702            3,933,461    (a)
Lincare Holdings Inc. .....        116,615            3,644,219    (a)
VCA Antech, Inc. ..........        116,615            3,135,777    (a)
                                                     10,713,457

HOTELS RESTAURANTS & LEISURE -- 1.9%
Carnival Corp. ............        109,010            3,627,853

INSURANCE -- 2.2%
Aflac Inc. ................         98,869            4,225,661    (h)

INTERNET SOFTWARE & SERVICES -- 3.5%
Baidu, Inc ADR.............          6,578            2,572,327    (a)
                                                                  (a,h)
eBay Inc. .................        174,923            4,129,932
                                                      6,702,259

IT SERVICES -- 8.5%
Paychex, Inc. .............        134,361            3,903,187
The Western Union Co. .....        425,899            8,058,009
Visa, Inc. (Class A).......         60,843            4,204,860
                                                     16,166,056

MACHINERY -- 3.0%
Dover Corp. ...............        144,502            5,600,898


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE PREMIER GROWTH EQUITY FUND                                 September 30, 2009

SCHEDULE OF INVESTMENTS

                                        NUMBER
                                     OF SHARES             VALUE

MEDIA -- 10.0%
Comcast Corp. (Class A)....        319,424         $  5,136,338
Liberty Global, Inc.
  (Series C)...............        238,301            5,352,240    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)...............        274,806            8,549,215    (a)
                                                     19,037,793

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%
CB Richard Ellis Group,
  Inc. (Class A)...........        281,398            3,303,613    (a)

SOFTWARE -- 6.1%
Intuit, Inc. ..............        233,231            6,647,084    (a)
Microsoft Corp. ...........        187,598            4,856,912
                                                     11,503,996

SPECIALTY RETAIL -- 6.1%
Bed Bath & Beyond, Inc. ...        192,669            7,232,794   (a,h)
Lowe's Companies, Inc. ....        207,879            4,352,986
                                                     11,585,780

WIRELESS TELECOMMUNICATION SERVICES -- 2.6%
American Tower Corp. (Class
  A).......................        134,361            4,890,740    (a)

TOTAL COMMON STOCK
  (COST $188,045,026)......                         185,644,211

-----------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
-----------------------------------------------------------------------

GEI Investment Fund
  (COST $17,349) ..........                              11,624    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $188,062,375)......                         185,655,835

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
-----------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%                                                           (d,o)
  (COST $4,170,160)........                           4,170,160

TOTAL INVESTMENTS
  (COST $192,232,535)......                         189,825,995

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.2)%............                            (312,478)
                                                   ------------

NET ASSETS -- 100.0%.......                        $189,513,517
                                                   ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following short futures contracts open at September 30, 2009

                                    NUMBER    CURRENT    UNREALIZED
                     EXPIRATION       OF     NOTIONAL   APPRECIATION/
DESCRIPTION             DATE      CONTRACTS    VALUE   (DEPRECIATION)
---------------------------------------------------------------------
S&P 500 Emini
  Index Futures    December 2009      5      $263,225      $1,632




See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Small-Cap Equity Fund

Q&A

(PHOTO OF JUDITH A. STUDER)

Judith A. Studer
Chief Market Strategist

The GE Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Small-Cap Equity Fund returned -10.17% for Class A shares, -10.95% for Class B shares, -10.90% for Class C shares, -10.37% for Class R shares and -9.83% for Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned -9.55% and the Fund's Morningstar peer group of 656 Small Blend Funds returned an average of -6.99% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The turmoil that rocked the financial markets in the fourth quarter of 2008 gave way to a market recovery by the middle of the first quarter of 2009. By September, the U.S equity markets had climbed for a seventh consecutive month, capping their longest streak of gains in almost three years. The Russell 2000 Index gained 19.3% during the third quarter alone, outperforming all the major U.S. equity indices with the exception of the Russell Mid Cap index. The strength of the quarter's rally was enough to put every broad measure of U.S. equity performance into the double-digit return category for the year.

     During the most recent quarter, the Russell 2000 Value index outperformed the Russell 2000 Growth index, returning 20.7% and 16.0% respectively. On a year-to-date basis, however, growth is still outperforming value as many companies impacted by the financial crisis reside in the value benchmark.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Despite outperforming six of ten sectors, the Fund lagged the Russell 2000 Index over the last twelve-month period ended September 30, 2009, returning (-10.17%) compared to the benchmark return of (-9.55%).

     Detractors to Fund performance for the twelve-month period resided mainly in the healthcare, information technology and consumer staples sectors where lagging security selection led to underperformance.

     An underweight position, complemented by strong stock selection in the financials sector, positively contributed to Fund performance. The financial stocks in the Fund returned (-13.21%) compared to the Russell 2000 Index that returned (-23.23%) over the twelve-month period. Similarly, overweight positions in the industrials and energy sectors enhanced by strong stock selection benefited Fund performance. The Fund's positions in the utilities and materials sectors performed well relative to the index over the twelve-month period.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There have been no significant changes to the Fund's position over the twelve-month period. The largest portfolio underweight continues to be in financials with overweight positions in consumer staples and healthcare remaining consistent over the last twelve-month period. We continue to believe the Fund's multi-sub-adviser

GE Small-Cap Equity Fund


     approach will enhance the Fund's performance over the long-term. We remain confident in the sub-advisers abilities and the investment approaches that have brought them success in the past.

GE Small-Cap Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,398.68                13.41
     Class B                     1,000.00              1,391.71                17.93
     Class C                     1,000.00              1,392.05                17.87
     Class R                     1,000.00              1,398.35                15.03
     Class Y                     1,000.00              1,402.23                12.16
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,013.79                11.26
     Class B                     1,000.00              1,010.03                15.07
     Class C                     1,000.00              1,010.08                15.02
     Class R                     1,000.00              1,012.46                12.61
     Class Y                     1,000.00              1,014.83                10.20
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 2.23% for Class A, 2.99% for Class B, 2.98% for Class C, 2.50% for Class R and 2.02% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 39.87% for Class A shares, 39.17% for Class B shares, 39.20% for Class C shares, 39.83% for Class R shares and 40.22% for Class Y shares.

GE Small-Cap Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value

----------------------------------------------------------------------------
Oil States International,
  Inc.                          1.05%  LKQ Corp.                       0.89%
-------------------------------------  -------------------------------------
HMS Holdings Corp.              1.03%  Mednax, Inc.                    0.88%
-------------------------------------  -------------------------------------
Jarden Corp.                    0.98%  Blackbaud, Inc.                 0.82%
-------------------------------------  -------------------------------------
Dril-Quip, Inc.                 0.97%  Aaron Rents, Inc. (Class B)     0.80%
-------------------------------------  -------------------------------------
Genesee & Wyoming Inc. (Class
  A)                            0.97%  Waste Connections, Inc.         0.80%
-------------------------------------  -------------------------------------




--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Small Blend Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                       ONE     FIVE     TEN
                                                                       YEAR    YEAR    YEAR
                                                                      -----    ----    ----
Number of Funds in peer group:                                          656     559     368

-------------------------------------------------------------------------------------------

Peer group average annual total return:                               (6.99)%  1.84%   6.31%
-------------------------------------------------------------------------------------------


Morningstar categories in peer group: Small Blend*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Small Blend peer group consisting of 656, 559, and 368 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                              GE SMALL-CAP                 RUSSELL 2000
                                 EQUITY       WITH LOAD        INDEX
                              ------------    ---------    ------------
09/99                           10000.00        9425.00      10000.00
09/00                           12779.50       12044.70      12354.40
09/01                           13380.20       12610.80       9741.94
09/02                           12989.10       12242.30       8845.58
09/03                           14323.10       13499.50      12079.20
09/04                           16810.10       15843.50      14346.40
09/05                           20318.30       19150.00      16914.10
09/06                           21660.10       20414.60      18590.50
09/07                           24880.70       23450.00      20881.30
09/08                           20480.80       19303.20      17856.10
09/09                           18397.30       17339.50      16151.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                             YEAR    YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            ------   ----   ----   ------------   ----------
GE Small-Cap Equity Fund    (10.17)% 1.82%  6.29%    09/30/98       18,397
With load                   (15.34)% 0.62%  5.66%                   17,339
Russell 2000 Index           (9.55)% 2.40%  4.91%                   16,151



--------------------------------------------------------------------------------
                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                              GE SMALL-CAP    RUSSELL 2000
                                 EQUITY           INDEX
                              ------------    ------------
09/99                           10000.00        10000.00
09/00                           12676.80        12354.40
09/01                           13174.40         9741.94
09/02                           12703.30         8845.58
09/03                           13909.90        12079.20
09/04                           16186.50        14346.40
09/05                           19430.60        16914.10
09/06                           20713.80        18590.50
09/07                           23793.70        20881.30
09/08                           19586.00        17856.10
09/09                           17593.60        16151.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                             YEAR    YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            ------   ----   ----   ------------   ----------
GE Small-Cap Equity Fund    (10.95)% 1.07%  5.82%    09/30/98       17,594
W/load                      (14.04)% 1.07%  5.82%
Russell 2000 Index           (9.55)% 2.40%  4.91%                   16,151

GE Small-Cap Equity Fund


--------------------------------------------------------------------------------
                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                              GE SMALL-CAP    RUSSELL 2000
                                 EQUITY           INDEX
                              ------------    ------------
09/99                           10000.00        10000.00
09/00                           12676.80        12354.40
09/01                           13174.40         9741.94
09/02                           12696.70         8845.58
09/03                           13905.90        12079.20
09/04                           16187.40        14346.40
09/05                           19427.60        16914.10
09/06                           20552.40        18590.50
09/07                           23427.50        20881.30
09/08                           19145.30        17856.10
09/09                           17058.30        16151.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                             YEAR    YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            ------   ----   ----   ------------   ----------
GE Small-Cap Equity Fund    (10.90)% 1.05%  5.49%    09/30/99       17,058
W/load                      (11.67)% 1.05%  5.49%
Russell 2000 Index           (9.55)% 2.40%  4.91%                   16,151





--------------------------------------------------------------------------------

                                 CLASS R SHARES

(LINE GRAPH)

                               GE SMALL-CAP    RUSSELL 2000
                                  EQUITY           INDEX
                               ------------    ------------
01/29/08                         10000.00        10000.00
03/08                             9853.22         9010.02
06/08                            10112.30         9062.61
09/08                             9257.37         8961.77
12/08                             6669.05         6620.98
03/09                             5933.49         5630.92
06/09                             7198.65         6795.89
09/09                             8297.08         8106.03




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                ENDING
                                              VALUE OF A
            ONE      SINCE                      $10,000
           YEAR    INCEPTION   COMMENCEMENT   INVESTMENT
          ------   ---------   ------------   ----------
GE
  Small-
  Cap
  Equity
  Fund    (10.37)%   (10.57)%    01/29/08        8,297
Russell
  2000
  Index    (9.55)%   (11.81)%                    8,106





--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

            GE SMALL-CAP    RUSSELL 2000
               EQUITY           INDEX
            ------------    ------------
09/99         10000.00        10000.00
09/00         12810.70        12354.40
09/01         13448.60         9741.94
09/02         13083.80         8845.58
09/03         14473.50        12079.20
09/04         17027.00        14346.40
09/05         20639.70        16914.10
09/06         22052.50        18590.50
09/07         25403.50        20881.30
09/08         20957.80        17856.10
09/09         18898.50        16151.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                 ENDING
                                               VALUE OF A
           ONE    FIVE    TEN                    $10,000
           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   ----   ------------   ----------
GE
  Small-
  Cap
  Equity
  Fund    (9.83)% 2.11%  6.57%    09/30/98       18,899
Russell
  2000
  Index   (9.55)% 2.40%  4.91%                   16,151




See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $38,247
(in thousands) as of September 30, 2009

(CHART)

Healthcare                                       16.7
Information Technology                           15.5
Industrials                                      15.5
Consumer Discretionary                           14.8
Financials                                       10.9
Consumer Staples                                  7.7
Energy                                            6.7
Short-Term                                        6.5
Materials                                         4.0
Utilities                                         1.2
Telecommunication Services                        0.5
Other Investments                                0.0*





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 95.7%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.2%
Applied Signal Technology,
  Inc. .....................          1,700         $    39,559
DynCorp International, Inc.
  (Class A).................          2,200              39,600     (a)
Esterline Technologies
  Corp. ....................          1,710              67,049     (a)
Teledyne Technologies
  Inc. .....................          8,000             287,920     (a)
                                                        434,128

AIR FREIGHT & LOGISTICS -- 0.5%
Forward Air Corp. ..........          3,258              75,423
UTi Worldwide, Inc. ........          6,564              95,047
                                                        170,470

AIRLINES -- 0.1%
Hawaiian Holdings, Inc. ....          4,600              37,996     (a)

AUTO COMPONENTS -- 0.3%
Wonder Auto Technology,
  Inc. .....................          8,112              97,344     (a)

BEVERAGES -- 0.1%
Coca-Cola Bottling Company
  Consolidated..............            600              29,058

BIOTECHNOLOGY -- 1.0%
Alexion Pharmaceuticals,
  Inc. .....................            700              31,178     (a)
Alkermes, Inc. .............          5,500              50,545     (a)
Cubist Pharmaceuticals,
  Inc. .....................          4,400              88,880     (a)
Emergent Biosolutions,
  Inc. .....................          2,100              37,086     (a)
Genomic Health Inc. ........          1,600              34,976     (a)
Martek Biosciences Corp. ...          3,232              73,011     (a)
Myriad Genetics, Inc. ......          1,000              27,400     (a)
PDL BioPharma, Inc. ........          5,820              45,862
                                                        388,938

BUILDING PRODUCTS -- 0.1%
Ameron International
  Corp. ....................            300              20,994
Armstrong World Industries,
  Inc. .....................            900              31,014     (a)
                                                         52,008

CAPITAL MARKETS -- 1.6%
Affiliated Managers Group
  Inc. .....................          2,785             181,053     (a)
GFI Group Inc. .............         16,300             117,849
Raymond James Financial,
  Inc. .....................          9,700             225,816
Waddell & Reed Financial,
  Inc. (Class A)............          2,400              68,280
                                                        592,998

CHEMICALS -- 2.7%
Arch Chemicals, Inc. .......          6,580             197,334
Koppers Holdings Inc. ......          5,625             166,781
NewMarket Corp. ............          1,209             112,485
Sensient Technologies
  Corp. ....................         17,000             472,090
Stepan Co. .................            800              48,064
                                                        996,754

COMMERCIAL BANKS -- 2.2%
Cullen/Frost Bankers,
  Inc. .....................          5,700             294,348
Fulton Financial Corp. .....          9,100              66,976
Sandy Spring Bancorp,
  Inc. .....................          2,400              39,072
Sterling Bancorp............          3,900              28,158
SVB Financial Group.........          5,120             221,542     (a)
Westamerica Bancorporation..          3,200             166,400
                                                        816,496

COMMERCIAL SERVICES & SUPPLIES -- 3.2%
ABM Industries Inc. ........         12,200             256,688
American Reprographics
  Co. ......................          4,800              45,696     (a)
Bowne & Company Inc. .......          6,350              48,895
Copart, Inc. ...............          3,000              99,630     (a)
Healthcare Services Group,
  Inc. .....................         10,200             187,272
Herman Miller, Inc. ........          3,200              54,112
Ritchie Bros Auctioneers
  Inc. .....................          4,100             100,614
Schawk, Inc. (Class A)......          3,700              43,179
SYKES Enterprises, Inc. ....          2,100              43,722     (a)
Waste Connections, Inc. ....         10,600             305,916     (a)
                                                      1,185,724


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

COMMUNICATIONS EQUIPMENT -- 1.6%
BigBand Networks, Inc. .....          1,700         $     6,817     (a)
Cogo Group, Inc. ...........          6,300              38,556     (a)
CommScope, Inc. ............          6,500             194,545     (a)
Comtech Telecommunications
  Corp. ....................            855              28,403     (a)
Digi International Inc. ....          3,200              27,264     (a)
Ixia........................          4,300              29,498     (a)
Oplink Communications,
  Inc. .....................          2,400              34,848     (a)
PC-Tel Inc. ................          7,300              45,625     (a)
Plantronics Inc. ...........          1,500              40,215
Starent Networks Corp. .....          3,408              86,631     (a)
Viasat, Inc. ...............          3,100              82,398     (a)
                                                        614,800

COMPUTERS & PERIPHERALS -- 0.2%
Cray Inc. ..................          5,300              44,149     (a)
Super Micro Computer,
  Inc. .....................          3,300              27,918     (a)
                                                         72,067

CONSTRUCTION & ENGINEERING -- 1.5%
Aecom Technology Corp. .....          2,100              56,994     (a)
Chicago Bridge & Iron
  Company N.V. .............         10,475             195,673
Great Lakes Dredge & Dock
  Corp. ....................          6,500              45,370
Michael Baker Corp. ........            800              29,072     (a)
Quanta Services, Inc. ......          3,100              68,603     (a)
URS Corp. ..................          3,625             158,231     (a)
                                                        553,943

CONSUMER FINANCE -- 0.3%
Ezcorp, Inc. (Class A)......          2,700              36,882     (a)
First Cash Financial
  Services, Inc. ...........          1,800              30,834     (a)
Nelnet, Inc. (Class A)......          2,700              33,588     (a)
                                                        101,304

CONTAINERS & PACKAGING -- 1.5%
AEP Industries, Inc. .......          1,100              43,890     (a)
Aptargroup, Inc. ...........          7,300             272,728
Packaging Corporation of
  America...................          8,800             179,520
Rock-Tenn Co. (Class A).....          1,000              47,110
                                                        543,248

DISTRIBUTORS -- 0.9%
LKQ Corp. ..................         18,400             341,136     (a)

DIVERSIFIED CONSUMER SERVICES -- 2.2%
American Public Education,
  Inc. .....................          3,300             114,642     (a)
Brink's Home Security
  Holdings, Inc. ...........          3,550             109,304     (a)
K12, Inc. ..................          8,200             135,136     (a)
Lincoln Educational Services
  Corp. ....................          2,550              58,344     (a)
Matthews International Corp.
  (Class A).................          7,800             275,964
Pre-Paid Legal Services,
  Inc. .....................            600              30,480     (a)
Stewart Enterprises, Inc.
  (Class A).................         16,300              85,249
Universal Technical
  Institute, Inc. ..........            500               9,850     (a)
                                                        818,969

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
Alaska Communications
  Systems Group Inc. .......          4,000              37,000
tw telecom inc. (Class A)...          2,500              33,625     (a)
                                                         70,625

ELECTRIC UTILITIES -- 0.7%
IDACORP, Inc. ..............          9,500             273,505

ELECTRICAL EQUIPMENT -- 0.8%
Baldor Electric Co. ........          4,800             131,232
Brady Corp. (Class A).......          2,400              68,928
SunPower Corp. (Class A)....          1,200              35,868     (a)
Woodward Governor Co. ......          3,300              80,058
                                                        316,086

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.6%
Benchmark Electronics,
  Inc. .....................          4,491              80,838     (a)
CPI International, Inc. ....          3,230              36,144     (a)
FARO Technologies, Inc. ....          4,500              77,310     (a)
National Instruments
  Corp. ....................          6,470             178,766
Newport Corp. ..............         14,700             128,772     (a)
Trimble Navigation Ltd. ....          4,900             117,159     (a)
                                                        618,989

ENERGY EQUIPMENT & SERVICES -- 3.6%
Cal Dive International,
  Inc. .....................          3,800              37,582     (a)
Dril-Quip, Inc. ............          7,500             372,300     (a)
Geokinetics Inc. ...........          2,000              42,400     (a)
Gulf Island Fabrication,
  Inc. .....................          1,300              24,362
Oceaneering International,
  Inc. .....................          3,250             184,437     (a)
Oil States International,
  Inc. .....................         11,400             400,482     (a)
Parker Drilling Company. ...          6,600              36,036     (a)
Pioneer Drilling Co. .......          8,300              60,922     (a)
Superior Energy Services,
  Inc. .....................          8,400             189,168     (a)
                                                      1,347,689

FOOD & STAPLES RETAILING -- 0.6%
Ruddick Corp. ..............          4,900             130,438
Spartan Stores, Inc. .......          5,100              72,063
Weis Markets, Inc. .........          1,000              31,950
                                                        234,451


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

FOOD PRODUCTS -- 3.8%
Cal-Maine Foods, Inc. ......            900         $    24,093
Darling International Inc,..         28,850             212,048     (a)
Del Monte Foods Co. ........         28,150             325,977
J&J Snack Foods Corp. ......          1,000              43,190
Lancaster Colony Corp. .....            600              30,762
Lance, Inc. ................          5,900             152,338
Ralcorp Holdings, Inc. .....          2,600             152,022     (a)
Smart Balance, Inc. ........          8,100              49,734     (a)
Smithfield Foods, Inc. .....         17,975             248,055     (a)
The Hain Celestial Group,
  Inc. .....................          9,800             187,866     (a)
                                                      1,426,085

HEALTHCARE EQUIPMENT & SUPPLIES -- 4.8%
Align Technology Inc. ......          3,600              51,192     (a)
American Medical Systems
  Holdings, Inc. ...........         12,900             218,268     (a)
ev3, Inc. ..................          5,700              70,167     (a)
Gen-Probe Inc. .............          2,100              87,024     (a)
Haemonetics Corp. ..........          1,131              63,472     (a)
Immucor, Inc. ..............          4,445              78,676     (a)
Integra LifeSciences
  Holdings Corp. ...........          5,700             194,655     (a)
Masimo Corp. ...............          4,900             128,380     (a)
Medical Action Industries,
  Inc. .....................         16,300             196,741     (a)
Meridian Bioscience, Inc. ..          5,700             142,557
Merit Medical Systems,
  Inc. .....................          2,000              34,660     (a)
NuVasive, Inc. .............          1,630              68,069     (a)
SonoSite, Inc. .............          3,300              87,318     (a)
SurModics, Inc. ............          2,400              59,040     (a)
Teleflex Inc. ..............          2,100             101,451
West Pharmaceutical
  Services, Inc. ...........          4,900             198,989
Zoll Medical Corp. .........            700              15,064     (a)
                                                      1,795,723

HEALTHCARE PROVIDERS & SERVICES -- 6.5%
Amedisys, Inc. .............          1,742              76,003     (a)
AMN Healthcare Services,
  Inc. .....................          2,000              19,020     (a)
Bio-Reference Laboratories,
  Inc. .....................          6,600             227,040     (a)
Continucare Corp. ..........         11,400              34,428     (a)
Corvel Corp. ...............            400              11,360     (a)
Emergency Medical Services
  Corp. (Class A)...........            900              41,850     (a)
Genoptix, Inc. .............            900              31,302     (a)
Gentiva Health Services,
  Inc. .....................          1,400              35,014     (a)
Healthways, Inc. ...........          9,300             142,476     (a)
HMS Holdings Corp. .........         11,200             428,176     (a)
inVentiv Health, Inc. ......          8,100             135,513     (a)
IPC The Hospitalist Company,
  Inc. .....................          1,700              53,465     (a)
Mednax, Inc. ...............          7,700             422,884     (a)
Molina Healthcare, Inc. ....         10,100             208,969     (a)
National Healthcare Corp. ..            600              22,374
Owens & Minor, Inc. ........          6,300             285,075
RehabCare Group, Inc. ......          1,500              32,535     (a)
Sun Healthcare Group,
  Inc. .....................         13,393             115,716     (a)
VCA Antech, Inc. ...........          4,121             110,814     (a)
                                                      2,434,014

HEALTHCARE TECHNOLOGY -- 1.3%
athenahealth, Inc. .........          1,900              72,903     (a)
Computer Programs & Systems,
  Inc. .....................          5,800             240,178
Eclipsys Corp. .............          2,100              40,530     (a)
MedAssets, Inc. ............          5,400             121,878     (a)
SXC Health Solutions
  Corp. ....................            100               4,679     (a)
                                                        480,168

HOTELS RESTAURANTS & LEISURE -- 1.5%
Bally Technologies, Inc. ...            900              34,533     (a)
Cracker Barrel Old Country
  Store, Inc. ..............          5,400             185,760
Denny's Corp. ..............         26,920              71,607     (a)
Dover Downs Gaming &
  Entertainment, Inc. ......          5,900              33,630
Isle of Capri Casinos,
  Inc. .....................          2,400              28,296     (a)
Pinnacle Entertainment,
  Inc. .....................          3,900              39,741     (a)
Shuffle Master, Inc. .......          7,700              72,534     (a)
Wendy's/Arby's Group,
  Inc. .....................         17,600              83,248
                                                        549,349

HOUSEHOLD DURABLES -- 1.1%
Jarden Corp. ...............         13,400             376,138     (a)
Tupperware Brands Corp. ....          1,000              39,920
                                                        416,058

HOUSEHOLD PRODUCTS -- 0.4%
WD-40 Co. ..................          4,900             139,160

INSURANCE -- 3.9%
Alleghany Corp. ............            500             129,525     (a)
Allied World Assurance
  Company Holdings Ltd. ....          4,100             196,513
Argo Group International
  Holdings Ltd. ............          5,400             181,872     (a)
Arthur J Gallagher & Co. ...          4,900             119,413
First Mercury Financial
  Corp. ....................          8,338             111,062     (a)
HCC Insurance Holdings,
  Inc. .....................         15,100             412,985
National Interstate Corp. ..          3,500              61,250
Navigators Group, Inc. .....          4,100             225,500     (a)
Tower Group, Inc. ..........          1,000              24,390
                                                      1,462,510

INTERNET & CATALOG RETAIL -- 0.3%
priceline.com Inc. .........            700             116,074     (a)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

INTERNET SOFTWARE & SERVICES -- 1.3%
Art Technology Group,
  Inc. .....................          6,000         $    23,160     (a)
comScore, Inc. .............          4,900              88,249     (a)
Constant Contact, Inc. .....          4,100              78,925     (a)
j2 Global Communications,
  Inc. .....................          2,890              66,499     (a)
NIC Inc. ...................          8,100              72,009
Omniture, Inc. .............          4,100              87,904     (a)
Vocus, Inc. ................          4,100              85,649     (a)
                                                        502,395

IT SERVICES -- 2.5%
CACI International Inc.
  (Class A).................            700              33,089     (a)
CSG Systems International,
  Inc. .....................          1,500              24,015     (a)
Global Cash Access Holdings,
  Inc. .....................         22,500             164,475     (a)
iGate Corp. ................          9,300              79,794
NeuStar, Inc. (Class A).....          4,900             110,740     (a)
RightNow Technologies,
  Inc. .....................          4,200              60,648     (a)
Sapient Corp. ..............          6,400              51,456     (a)
SRA International Inc.
  (Class A).................          3,900              84,201     (a)
TeleTech Holdings Inc. .....          2,200              37,532     (a)
VeriFone Holdings, Inc. ....          8,000             127,120     (a)
Virtusa Corp. ..............          5,791              54,957     (a)
Wright Express Corp. .......          3,300              97,383     (a)
                                                        925,410

LEISURE EQUIPMENT & PRODUCTS -- 0.5%
Polaris Industries, Inc. ...          4,575             186,568

LIFE SCIENCES TOOLS & SERVICES -- 3.2%
Affymetrix Inc. ............          4,100              35,998     (a)
Bio-Rad Laboratories, Inc
  (Class A).................          2,300             211,324     (a)
Bruker Corp. ...............         19,660             209,772     (a)
Cambrex Corp. ..............          4,000              25,200     (a)
Dionex Corp. ...............          1,300              84,461     (a)
ICON PLC ADR................         10,400             254,696     (a)
Luminex Corp. ..............          4,947              84,099     (a)
Mettler-Toledo
  International, Inc. ......          1,600             144,944     (a)
Techne Corp. ...............          2,100             131,355
                                                      1,181,849

MACHINERY -- 5.9%
AGCO Corp. .................          6,500             179,595     (a)
Cascade Corp. ..............          6,150             164,451
Chart Industries, Inc. .....          2,331              50,326     (a)
CLARCOR, Inc. ..............          6,800             213,248
Flowserve Corp. ............          1,175             115,786
Harsco Corp. ...............          4,100             145,181
IDEX Corp. .................          9,300             259,935
Kaydon Corp. ...............          4,900             158,858
Kennametal, Inc. ...........          3,300              81,213
Lincoln Electric Holdings,
  Inc. .....................            850              40,333
Middleby Corp. .............          1,750              96,267     (a)
Mueller Industries, Inc. ...          3,600              85,932
Nordson Corp. ..............          3,055             171,355
RBC Bearings Inc. ..........          4,906             114,457     (a)
Tennant Co. ................          1,400              40,684
Timken Co. .................          5,400             126,522
Trinity Industries, Inc. ...         10,775             185,222
                                                      2,229,365

MEDIA -- 3.5%
Arbitron, Inc. .............         11,100             230,436
Interactive Data Corp. .....         18,300             479,643
John Wiley & Sons, Inc.
  (Class A).................         11,700             406,926
Morningstar, Inc. ..........          4,100             199,096     (a)
                                                      1,316,101

METALS & MINING -- 1.2%
Commercial Metals Co. ......         11,100             198,690
Compass Minerals
  International, Inc. ......          4,100             252,642
                                                        451,332

MULTI-UTILITIES -- 0.5%
OGE Energy Corp. ...........          5,665             187,398

OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A).................          4,300             111,499     (a)

OIL, GAS & CONSUMABLE FUELS -- 3.0%
Comstock Resources, Inc. ...          2,500             100,200     (a)
CVR Energy, Inc. ...........          2,987              37,158     (a)
Encore Acquisition Co. .....          4,100             153,340     (a)
Goodrich Petroleum Corp. ...          3,300              85,173     (a)
James River Coal Co. .......          7,475             142,847     (a)
Plains Exploration &
  Production Co. ...........          5,000             138,300     (a)
St Mary Land & Exploration
  Co. ......................          7,500             243,450
USEC Inc. ..................          9,220              43,242     (a)
Whiting Petroleum Corp. ....          3,300             190,014     (a)
                                                      1,133,724

PERSONAL PRODUCTS -- 1.9%
Alberto-Culver Co. .........         10,600             293,408
Bare Escentuals, Inc. ......          8,100              96,309     (a)
Chattem, Inc. ..............          4,575             303,826     (a)
                                                        693,543

PHARMACEUTICALS -- 0.4%
Caraco Pharmaceutical
  Laboratories Ltd. ........          5,100              25,959     (a)
Questcor Pharmaceuticals,
  Inc. .....................          6,200              34,224     (a)
The Medicines Co. ..........          3,567              39,273     (a)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Viropharma Inc. ............          6,200         $    59,644     (a)
                                                        159,100

PROFESSIONAL SERVICES -- 0.8%
Administaff, Inc. ..........          2,900              76,183
CoStar Group, Inc. .........          2,500             103,050     (a)
HIS, Inc. (Class A).........          1,600              81,808     (a)
Watson Wyatt Worldwide, Inc.
  (Class A).................            700              30,492
                                                        291,533

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 3.0%
BioMed Realty Trust, Inc.
  (REIT)....................         19,000             262,200
Digital Realty Trust, Inc.
  (REIT)....................          5,200             237,692
DuPont Fabros Technology,
  Inc. (REIT)...............          6,300              83,979
Healthcare Realty Trust Inc.
  (REIT)....................         12,200             257,786
Omega Healthcare Investors,
  Inc. (REIT)...............         17,900             286,758
                                                      1,128,415

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
FirstService Corp. .........          4,100              78,802     (a)

ROAD & RAIL -- 1.8%
Genesee & Wyoming Inc.
  (Class A).................         12,200             369,904     (a)
Landstar System, Inc. ......          2,400              91,344
Old Dominion Freight Line,
  Inc. .....................          6,600             200,838     (a)
                                                        662,086

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
Applied Micro Circuits
  Corp. ....................          4,600              45,954     (a)
Cabot Microelectronics
  Corp. ....................            900              31,374     (a)
Ceva, Inc. .................          3,000              32,250     (a)
FEI Co. ....................          1,600              39,440     (a)
IXYS Corp. .................          3,770              32,083
Microsemi Corp. ............         11,800             186,322     (a)
Rudolph Technologies,
  Inc. .....................         16,500             122,100     (a)
Semtech Corp. ..............         11,700             199,017     (a)
Standard Microsystems
  Corp. ....................          1,400              32,494     (a)
Tessera Technologies,
  Inc. .....................          1,300              36,257     (a)
Varian Semiconductor
  Equipment Associates,
  Inc. .....................          2,900              95,236     (a)
Zoran Corp. ................          3,300              38,016     (a)
                                                        890,543

SOFTWARE -- 5.9%
ACI Worldwide, Inc. ........          2,100              31,773     (a)
Actuate Corp. ..............          9,600              55,488     (a)
AsiaInfo Holdings, Inc. ....          2,400              47,928     (a)
Blackbaud, Inc. ............         13,600             315,520
Blackboard Inc. ............          4,100             154,898     (a)
Concur Technologies, Inc. ..          2,400              95,424     (a)
Factset Research Systems,
  Inc. .....................          1,300              86,112
Informatica Corp. ..........          2,800              63,224     (a)
Interactive Intelligence,
  Inc. .....................          4,600              87,906     (a)
Jack Henry & Associates,
  Inc. .....................          4,900             115,003
Micros Systems Inc. ........          9,300             280,767     (a)
NetSuite, Inc. .............          4,900              74,970     (a)
Parametric Technology
  Corp. ....................         18,800             259,816     (a)
Pegasystems Inc. ...........          2,700              93,231
S1 Corp. ...................          4,600              28,428     (a)
Solera Holdings, Inc. ......          7,000             217,770     (a)
Symyx Technologies..........          8,600              56,932     (a)
Ultimate Software Group,
  Inc. .....................          4,900             140,728     (a)
                                                      2,205,918

SPECIALTY RETAIL -- 3.6%
Aaron Rents, Inc. (Class
  B)........................         11,600             306,240
Aeropostale, Inc. ..........          6,300             273,861     (a)
American Eagle Outfitters,
  Inc. .....................          8,300             139,938
JOS A Bank Clothiers,
  Inc. .....................          1,000              44,770     (a)
Systemax Inc. ..............          1,895              22,986     (a)
The Buckle, Inc. ...........          8,400             286,776
The Men's Wearhouse, Inc. ..          1,200              29,640
Tractor Supply Co. .........          4,175             202,154     (a)
Ulta Salon, Cosmetics &
  Fragrance, Inc. ..........          3,200              52,832     (a)
                                                      1,359,197

TEXTILES APPAREL & LUXURY GOODS -- 1.1%
Columbia Sportswear Co. ....          3,550             146,118
Deckers Outdoor Corp. ......          1,783             151,288     (a)
Fossil, Inc. ...............          1,700              48,365     (a)
True Religion Apparel,
  Inc. .....................          1,100              28,523     (a)
Wolverine World Wide Inc. ..          1,500              37,260
                                                        411,554

TRADING COMPANIES & DISTRIBUTORS -- 0.3%
Applied Industrial
  Technologies, Inc. .......          3,000              63,480
Textainer Group Holdings
  Ltd. .....................          2,400              38,424
                                                        101,904

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Syniverse Holdings, Inc. ...          1,700              29,750     (a)

TOTAL COMMON STOCK
  (COST $36,086,411)........                         35,765,853


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SMALL-CAP EQUITY FUND                                      September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------

GEI Investment Fund
  (COST $11,741)............                        $     7,866     (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $36,098,152)........                         35,773,719

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.6%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%
  (COST $2,473,315).........                          2,473,315    (d,o)

TOTAL INVESTMENTS
  (COST $38,571,467)........                         38,247,034

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (2.3)%.............                           (853,213)
                                                    -----------

NET ASSETS -- 100.0%........                        $37,393,821
                                                    ===========




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Small-Cap Equity Fund Index had the following written options contracts open at September 30, 2009

                                                 NUMBER
                          EXPIRATION   STRIKE      OF
CALL OPTIONS                 DATE       PRICE  CONTRACTS   VALUE
-----------------------------------------------------------------
Jarden Corp. ..........  October 2009    23        10     $(5,500)




See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Global Equity Fund

Q&A

(PHOTO OF ROBERT A. JAMINSKI)

Robert A. Jaminski
Senior Vice President

(PHOTO OF DAIZO MOTOYOSHI)

Daizo Motoyoshi
Senior Vice President

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Global Equity Fund returned -8.00% for Class A shares, -8.72% for Class B shares, -8.74% for Class C shares, -8.24% for Class R shares and -7.73% for Class Y shares. The MSCI World Index, the Fund's benchmark, returned -2.29% and the Fund's Morningstar peer group of 768 World Stock Funds returned an average of 0.76% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The dramatic deterioration of the global financial system drove the world into a severe global recession. The sharp sell off of global equity markets was combated with substantial fiscal and monetary stimulus from governments around the world. The resulting impact to equities markets was a steep and rapid sell off followed by a multi-month recovery that has left markets very close to levels that started the period.

Q.   WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Two of the sectors that negatively impacted Fund performance were financials and consumer discretionary. The key stocks that hurt Fund performance were mainly financials with Nomura, Citigroup, and Mitsubishi UFJ Financial Group having the largest impact due to the uncertainty surrounding the financial crisis.

     The key sectors that helped performance were defensive sectors like utilities and telecommunication services. At the stock level the top contributors were from a diverse set of sectors including Freeport-Mcmoran (US, Materials), Petro Brasileiros (Brazil, Energy), and Baidu (China, Information Technology).

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The was a gradual reduction in the underweight of financials over the twelve-month period driven by opportunities to purchase high quality companies at discounted prices due to the impact of the financial crisis.

     The Fund also reduced the weight in the consumer staples sector as valuations of certain holdings reached fair levels as investors flocked to defensive sectors.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. The position in Singapore Telecom was eliminated during the period. The slowing growth prospects in its core developed markets made the investment unattractive to hold for the long term.

     A new position in China Life was initiated during the period. China Life has the largest sales force and best distribution capabilities in the underpenetrated life insurance market in China. The growth prospects coupled with attractive valuation gives the investment attractive potential.

GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-----------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                     BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                        PERIOD ($)                ($)                  ($)*
-----------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-----------------------------------------------------------------------------------
     Class A             1,000.00              1,363.70                 9.78
     Class B             1,000.00              1,358.20                14.25
     Class C             1,000.00              1,357.90                14.19
     Class R             1,000.00              1,361.73                10.95
     Class Y             1,000.00              1,366.14                 8.30
-----------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------
     Class A             1,000.00              1,016.66                 8.34
     Class B             1,000.00              1,012.90                12.16
     Class C             1,000.00              1,012.95                12.11
     Class R             1,000.00              1,015.67                 9.35
     Class Y             1,000.00              1,017.89                 7.08
-----------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A, 2.41% for Class B, 2.40% for Class C, 1.85% for Class R and 1.40% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 36.37% for Class A shares, 35.82% for Class B shares, 35.79% for Class C shares, 36.17% for Class R shares and 36.61% for Class Y shares.

GE Global Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests in companies in developed and developing countries, including the United States.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

JP Morgan Chase & Co.           3.24%  Bayer AG                        1.81%

-------------------------------------  -------------------------------------

                                       Jupiter Telecommunications

Roche Holding AG                2.39%  Company Ltd.                    1.78%

-------------------------------------  -------------------------------------

Occidental Petroleum Corp.      2.19%  Monsanto Co.                    1.61%

-------------------------------------  -------------------------------------

Toyota Motor Corp.              2.06%  American Tower Corp. (Class A)  1.60%

-------------------------------------  -------------------------------------

Transocean Ltd.                 1.88%  Petroleo Brasileiro S.A. ADR    1.57%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON

World Stock Fund

Based on average annual total returns for the periods ended 9/30/09

                                                                       ONE    FIVE     TEN
                                                                      YEAR    YEAR    YEAR
                                                                      ----    ----    ----
Number of Funds in peer group:                                         768     527     420

------------------------------------------------------------------------------------------

Peer group average annual total return:                               0.76%   4.46%   2.45%
------------------------------------------------------------------------------------------


Morningstar categories in peer group: World Stock*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the World Stock peer group consisting of 768, 527, and 420 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                              GE GLOBAL
                                EQUITY     WITH LOAD    MSCIW INDEX
                              ---------    ---------    -----------
09/99                          10000.00      9425.00      10000.00
09/00                          11444.90     10786.80      10816.00
09/01                           8390.52      7908.06       7765.45
09/02                           6805.34      6414.03       6275.92
09/03                           8204.43      7732.68       7869.76
09/04                           9273.26      8740.04       9215.19
09/05                          10819.30     10197.20      10959.30
09/06                          12750.30     12017.20      12513.60
09/07                          16674.50     15715.80      15153.00
09/08                          12473.80     11756.60      11206.90
09/09                          11475.50     10733.00      10950.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                             YEAR    YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            ------   ----   ----   ------------   ----------
GE Global Equity Fund        (8.00)% 4.35%  1.39%    01/05/93       11,476
W/load                      (13.29)% 3.13%  0.71%                   10,733
MSCI World Index             (2.29)% 3.51%  0.91%                   10,950



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                               GE GLOBAL
                                 EQUITY     MSCIW INDEX
                               ---------    -----------
09/99                           10000.00      10000.00
09/00                           11356.40      10816.00
09/01                            8263.08       7765.45
09/02                            6653.10       6275.92
09/03                            7964.53       7869.76
09/04                            8934.77       9215.19
09/05                           10347.50      10959.30
09/06                           12194.30      12513.60
09/07                           15947.30      15153.00
09/08                           11929.80      11206.90
09/09                           10975.00      10950.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                        ENDING
                                                                      VALUE OF A
                                  ONE    FIVE    TEN                    $10,000
                                 YEAR    YEAR   YEAR   COMMENCEMENT   INVESTMENT
                                ------   ----   ----   ------------   ----------
GE Global Equity                 (8.72)% 3.57%  0.94%    12/22/93       10,975
W/load                          (12.16)% 3.57%  0.94%
MSCI World Index                 (2.29)% 3.51%  0.91%                   10,950



--------------------------------------------------------------------------------

GE Global Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                               GE GLOBAL
                                 EQUITY     MSCIW INDEX
                               ---------    -----------
09/01/99                        10000.00      10000.00
09/00                           11356.40      10816.00
09/01                            8259.17       7765.45
09/02                            6648.92       6275.92
09/03                            8019.22       7869.76
09/04                            9000.30       9215.19
09/05                           10418.60      10959.30
09/06                           12183.50      12513.60
09/07                           15814.50      15153.00
09/08                           11736.90      11206.90
09/09                           10711.30      10950.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                       ENDING
                                                                     VALUE OF A
                                 ONE    FIVE    TEN                    $10,000
                                 YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                                -----   ----   ----   ------------   ----------
GE Global Equity Fund           (8.74)% 3.54%  0.69%    09/30/99       10,711
W/load                          (9.60)% 3.54%  0.69%
MSCI World Index                (2.29)% 3.51%  0.91%                   10,950




--------------------------------------------------------------------------------


                                 CLASS R SHARES

(LINE GRAPH)


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING
                                                                 VALUE OF A
                               ONE      SINCE                      $10,000
                               YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
                              -----   ---------   ------------   ----------
GE Global Equity Fund         (8.24)%   (15.87)%    01/29/08        7,491
MSCI World Index              (2.29)%   (16.45)%                    7,405




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

            GE GLOBAL
              EQUITY     MSCIW INDEX
            ---------    -----------
09/99        10000.00      10000.00
09/00        11474.80      10816.00
09/01         8433.66       7765.45
09/02         6860.79       6275.92
09/03         8292.61       7869.76
09/04         9396.21       9215.19
09/05        10992.00      10959.30
09/06        12986.50      12513.60
09/07        17026.20      15153.00
09/08        12757.00      11206.90
09/09        11770.80      10950.00




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                 ENDING
                                               VALUE OF A
           ONE    FIVE    TEN                    $10,000
           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   ----   ------------   ----------
GE
  Global
  Equity
  Fund    (7.73)% 4.61%  1.64%    11/29/93       11,771
MSCI
  World
  Index   (2.29)% 3.51%  0.91%                   10,950




See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE GLOBAL EQUITY FUND                                         September 30, 2009

SCHEDULE OF INVESTMENTS

GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $46,427
(in thousands) as of September 30, 2009

(BAR CHART)

United States                                    46.9
Continental Europe                               18.4
Japan                                            11.3
United Kingdom                                    6.5
Emerging Asia                                     5.5
Latin America                                     3.9
Canada                                            3.3
Pacific Rim                                       3.1
Emerging Europe                                   1.1





                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 95.1%+
------------------------------------------------------------------------

AUSTRALIA -- 2.2%
Brambles Ltd. ..............        101,208         $   721,715
Paladin Energy Ltd. ........         68,564             272,300     (a)
                                                        994,015

BRAZIL -- 2.4%
Perdigao S.A. ..............         11,120             294,602     (a)
Petroleo Brasileiro S.A.
  ADR.......................         18,576             730,223
Rossi Residencial S.A. .....         13,800             110,378
                                                      1,135,203

CANADA -- 3.3%
CAE, Inc. ..................         32,572             274,645
Intact Financial Corp. .....          2,556              80,683
Intact Financial Corp. .....          4,187             132,168     (a)
Kinross Gold Corp. .........          5,817             126,442
Potash Corp of Saskatchewan
  Inc. .....................          4,108             371,117
Research In Motion Ltd. ....          4,999             337,682     (a)
Suncor Energy Inc. .........          5,874             203,005
                                                      1,525,742

CHILE -- 1.1%
Sociedad Quimica y Minera de
  Chile S.A. ADR (Series
  B)........................         12,583             492,373

CHINA -- 3.6%
Baidu, Inc ADR..............          1,227             479,818     (a)
China Construction Bank
  Corp. ....................        162,000             129,599
China Life Insurance Company
  Ltd. .....................        113,000             492,094
China South Locomotive and
  Rolling Stock Corp. ......        395,000             229,353
Sinopharm Group Co. ........          2,163               5,487     (a)
Zhuzhou CSR Times Electric
  Company Ltd. .............        197,335             344,761
                                                      1,681,112

FRANCE -- 4.1%
BNP Paribas.................          6,136             489,707
Eutelsat Communications.....          9,840             298,738
Sanofi-Aventis S.A. ........          2,576             188,832
Veolia Environnement........         14,947             572,200
Vivendi.....................         10,925             337,666
                                                      1,887,143

GERMANY -- 4.4%
Adidas AG...................          7,853             415,186
Bayer AG....................         12,141             840,297
Daimler AG (Regd.)..........          2,391             120,243
Deutsche Boerse AG..........          4,165             340,014
Siemens AG (Regd.)..........          1,971             182,310
ThyssenKrupp AG.............          4,454             153,190
                                                      2,051,240

HONG KONG -- 1.0%
Esprit Holdings Ltd. .......         38,000             254,966
Li & Fung Ltd. .............         46,865             192,296
                                                        447,262

JAPAN -- 11.3%
Hitachi Metals Ltd. ........          9,000              92,377
Jupiter Telecommunications
  Company Ltd. .............            853             826,944
Mitsubishi UFJ Financial
  Group Inc. ...............        119,055             640,917
Nintendo Company Ltd. ......          1,400             359,636
Nomura Holdings Inc. .......         71,634             442,437
Shiseido Company Ltd. ......         10,000             174,792
Sumitomo Metal Industries
  Ltd. .....................         77,000             190,060
The Japan Steel Works
  Ltd. .....................         45,000             518,680
Toyota Motor Corp. .........         24,000             956,944
Trend Micro Inc. ...........          6,500             243,201
Ube Industries Ltd. ........        150,000             395,376
Yamada Denki Company Ltd. ..          6,040             410,155     (a)
                                                      5,251,519


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE GLOBAL EQUITY FUND                                         September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

LUXEMBOURG -- 0.4%
Millicom International
  Cellular S.A. ............          2,333         $   169,702     (a)

NETHERLANDS -- 0.4%
Heineken N.V. ..............          3,921             180,565

RUSSIA -- 0.5%
Mobile Telesystems OJSC
  ADR.......................          4,776             230,538

SOUTH AFRICA -- 0.6%
MTN Group Ltd. .............         17,050             274,848

SPAIN -- 2.2%
Banco Santander S.A.
  (Regd.)...................         38,482             618,740
Telefonica S.A. ............         14,625             403,070
                                                      1,021,810

SWITZERLAND -- 5.7%
Nestle S.A. (Regd.).........         15,649             665,986
Roche Holding AG............          6,873           1,109,456
Transocean Ltd. ............         10,209             873,176     (a)
                                                      2,648,618

TAIWAN -- 1.6%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. .....................        243,264             488,072
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         21,382             234,347
                                                        722,419

UNITED KINGDOM -- 6.5%
Aegis Group Plc.............        144,387             258,636
BG Group PLC................         19,485             338,745
BHP Billiton PLC............         26,029             711,032
British American Tobacco
  PLC.......................          4,479             140,619
Cadbury PLC.................         24,057             308,959
HSBC Holdings PLC...........         19,089             218,595
Lloyds Banking Group PLC....        257,263             426,677
Tesco PLC...................         50,603             323,404
Vodafone Group PLC..........         45,673             102,412
Vodafone Group PLC ADR......          8,512             191,520
                                                      3,020,599

UNITED STATES -- 43.8%
American Tower Corp. (Class
  A)........................         20,355             740,922     (a)
Amgen Inc. .................         11,764             708,546     (a)
Bank of America Corp. ......         32,448             549,020
Bed Bath & Beyond, Inc. ....          7,913             297,054     (a)
Brown-Forman Corp. (Class B)          2,429             117,126
Cisco Systems, Inc. ........         12,857             302,654    (a,h)
CME Group Inc. .............          1,792             552,277
Corning Inc. ...............         26,453             404,995
Covidien Plc................         14,613             632,158
Cummins Inc. ...............          3,298             147,783
Deere & Co. ................          5,601             240,395
eBay Inc. ..................          7,129             168,316     (a)
Ecolab Inc. ................          4,209             194,582
Equinix, Inc. ..............          7,713             709,596     (a)
Express Scripts, Inc. ......          6,983             541,741     (a)
FPL Group, Inc. ............          2,922             161,382
Freeport-McMoRan Copper &
  Gold Inc. ................         10,347             709,908
Google Inc. (Class A).......            615             304,948     (a)
Intel Corp. ................          7,934             155,268
Intuit, Inc. ...............          8,182             233,187     (a)
ITC Holdings Corp. .........          5,861             266,382
ITT Corp. ..................          6,983             364,163
JPMorgan Chase & Co. .......         34,291           1,502,632     (h)
Liberty Media
  Corp -- Entertainment
  (Series A)................          6,300             195,993     (a)
Lowe's Companies, Inc. .....          7,139             149,491
Marathon Oil Corp. .........         16,020             511,038
Martin Marietta Materials,
  Inc. .....................          3,219             296,373
McCormick & Company Inc. ...         13,274             450,520
Monsanto Co. ...............          9,657             747,452
NII Holdings, Inc. .........         12,488             374,390     (a)
Nucor Corp. ................          5,785             271,953
Occidental Petroleum
  Corp. ....................         12,966           1,016,534
Omnicom Group Inc. .........          3,117             115,143
Oracle Corp. ...............          4,712              98,198
PepsiCo, Inc. ..............         12,195             715,359
Praxair, Inc. ..............          5,295             432,549
QUALCOMM Inc. ..............         16,190             728,226
Quanta Services, Inc. ......         18,292             404,802     (a)
Schlumberger Ltd. ..........         10,750             640,700
Southwestern Energy Co. ....         10,319             440,415     (a)
State Street Corp. .........         10,899             573,287     (e)
The Charles Schwab Corp. ...         22,335             427,715
The Goldman Sachs Group,
  Inc.......................          1,273             234,678
The Walt Disney Co. ........          5,150             141,419
The Western Union Co. ......          7,635             144,454
Time Warner Inc. ...........          5,807             167,125
Union Pacific Corp. ........          6,414             374,257
Visa, Inc. (Class A)........          3,043             210,302
Wal-Mart Stores, Inc. ......          5,358             263,024
Yum! Brands, Inc. ..........          3,959             133,656
                                                     20,264,088

TOTAL COMMON STOCK
  (COST $42,180,726)........                         43,998,796


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE GLOBAL EQUITY FUND                                         September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

PREFERRED STOCK -- 2.0%
------------------------------------------------------------------------

Fresenius SE................         12,339         $   721,256
Itau Unibanco Banco Multiplo
  S.A. .....................         10,160             203,588

TOTAL PREFERRED STOCK
  (COST $1,037,395).........                            924,844

------------------------------------------------------------------------
RIGHTS -- 0.0%*
------------------------------------------------------------------------

BNP Paribas
  (COST $0).................          6,136              13,274     (a)

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 0.7%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................          4,604              68,784     (o)
Industrial Select Sector
  SPDR Fund.................          9,989             263,110    (h,o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $398,535)...........                            331,894

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $36,814)............                             24,665     (j)

TOTAL INVESTMENTS IN
  SECURITIES (COST
  $43,653,470)..............                         45,293,473

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%                                                            (d,p)
  (COST $1,133,742).........                          1,133,742

TOTAL INVESTMENTS
  (COST $44,787,212)........                         46,427,215

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.4)%.............                           (159,799)
                                                  ---------------

NET ASSETS -- 100.0%........                        $46,267,416
                                                    ===========







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at September 30, 2009:

                                    NUMBER    CURRENT    UNREALIZED
                     EXPIRATION       OF     NOTIONAL   APPRECIATION/
DESCRIPTION             DATE      CONTRACTS    VALUE   (DEPRICIATION)
---------------------------------------------------------------------

DJ Euro Stoxx 50
  Index Futures    December 2009      1      $ 41,761      $ (142)
FTSE 100 Index
  Futures          December 2009      1        81,423        (112)
S&P 500 Emini
  Index Futures    December 2009      3       157,935       1,065
                                                           ======
                                                           $  811
                                                           ======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE GLOBAL EQUITY FUND                                         September 30, 2009

SCHEDULE OF INVESTMENTS

The GE Global Equity Fund was invested in the following sectors at September 30, 2009:

                                    PERCENTAGE (BASED
                                     ON MARKET VALUE)
SECTOR                                 (UNAUDITED)
-----------------------------------------------------
Oil, Gas & Consumable Fuels                7.57%
Diversified Financial Services             6.63%
Commercial Banks                           5.90%
Chemicals                                  5.67%
Media                                      5.04%
Metals & Mining                            4.86%
Pharmaceuticals                            4.62%
Wireless Telecommunication
  Services                                 4.49%
Food Products                              3.71%
Capital Markets                            3.62%
Internet Software & Services               3.58%
Energy Equipment & Services                3.26%
Communications Equipment                   2.95%
Healthcare Equipment & Supplies            2.92%
Machinery                                  2.45%
Short-Term                                 2.44%
Specialty Retail                           2.39%
Automobiles                                2.32%
Beverages                                  2.18%
Software                                   2.01%
Semiconductors & Semiconductor
  Equipment                                1.89%
Commercial Services & Supplies             1.56%
Biotechnology                              1.53%
Aerospace & Defense                        1.37%
Food & Staples Retailing                   1.26%
Insurance                                  1.23%
Multi-Utilities                            1.23%
Healthcare Providers & Services            1.17%
Electric Utilities                         0.92%
Textiles Apparel & Luxury Goods            0.89%
Construction & Engineering                 0.87%
Diversified Telecommunication
  Services                                 0.87%
Electronic Equipment, Instruments
  & Components                             0.87%
Road & Rail                                0.81%
IT Services                                0.76%
Electrical Equipment                       0.74%
Miscellaneous                              0.72%
Construction Materials                     0.64%
Distributors                               0.41%
Industrial Conglomerates                   0.39%
Personal Products                          0.38%
Tobacco                                    0.30%
Hotels Restaurants & Leisure               0.29%
Household Durables                         0.24%
Other Investments                          0.05%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE International Equity Fund

(PHOTO OF RALPH R. LAYMAN)
Ralph R. Layman
President and Chief Investment
Officer -- Public Equities

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers biographical information beginning on page 175.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE International Equity Fund returned -3.55% for Class A shares, -4.28% for Class B shares, -4.29% for Class C shares, -3.75% for Class R shares and -3.27% for Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned 3.23% and the Fund's Morningstar peer group of 824 Foreign Large Blend Funds returned an average of 0.90% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The rotation from the worst of the financial crisis, including the bankruptcy of Lehman Brothers, to the recovery starting in mid-March prompted a major turnaround in sentiment, and performance. The market transitioned from the fear of owning stocks to the fear of not owning stocks, driven by distressed valuations, second derivative improvements at the economic level and the sheer weight of cash on the sidelines. The strongest performance was seen in smaller cap, value-based, lower quality stocks.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The deepening recession and stock market fallout was felt by most markets worldwide except in Asia where the fast-growing economies of China and to a lesser extent, India continued to see positive GDP growth. China's new stimulus plan, on top of a massive 5-year economic program was specifically focused on developing domestic consumption, in recognition that global trade had slowed. However, that consumption has acted as a lever for growth in other Asian economies, shifting the focus away from America, the importer of last resort, to a much closer neighbour.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The lion's share of the negative attribution came from holdings in the financials sector and, within that, mainly from Japan. While slightly overweight on average through the period, holdings in Europe generally made a positive contribution, notably HSBC (UK), Santander (Spain) and Credit Suisse Group. However, holdings in the UK, notably Lloyds Banking Group and Royal Bank of Scotland fell sharply on the need for Government intervention while Japanese stocks, considered defensive, fell on a weak local market and fears of capital inadequacy. The portfolio's focus on defensive over cyclical consumer stocks created further negative attribution.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The overweight in consumer staples was reduced on valuation grounds and the underweight in consumer discretionary was reduced on improving expectations for the global

GE International Equity Fund


     economy. The weight in financials was increased as greater transparency allowed higher conviction in individual names and materials were increased on China's recovery and ensuing demand for basic commodities. Japan's poor performance led to a lower relative weight while additions in the UK reduced that regional underweight. The emerging markets weight increased on additions to higher conviction stocks and a strong performance in European financials increased that regional exposure.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Of major importance in the financial sector were the swapping of Royal Bank of Scotland as it moved into majority government control, for a major holding in HSBC for its powerful Asian position, the re-emergence of its UK operations and the ring-fencing of its troubled US assets. In telecom, defensive France Telecom and expensive SingTel were replaced by Telefonica, China Mobile and MTS (Russia) for their dynamic management and growth opportunities in the emerging world. Early cyclicals and retail were added for their leverage to a recovery and some defensive food and beverage were sold on valuation concerns.

GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,479.63                 9.45
     Class B                     1,000.00              1,474.68                14.08
     Class C                     1,000.00              1,474.62                14.02
     Class R                     1,000.00              1,477.30                10.93
     Class Y                     1,000.00              1,480.46                 8.02
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,017.30                 7.69
     Class B                     1,000.00              1,013.60                11.46
     Class C                     1,000.00              1,013.64                11.41
     Class R                     1,000.00              1,016.12                 8.90
     Class Y                     1,000.00              1,018.43                 6.53
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.52% for Class A, 2.27% for Class B, 2.26% for Class C, 1.76% for Class R and 1.29% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 47.96% for Class A shares, 47.47% for Class B shares, 47.46% for Class C shares, 47.73% for Class R shares and 48.05% for Class Y shares.

GE International Equity Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

Roche Holding AG                3.33%  Reckitt Benckiser Group PLC     2.10%

-------------------------------------  -------------------------------------

Banco Santander S.A. (Regd.)    3.05%  Brambles Ltd.                   2.09%

-------------------------------------  -------------------------------------

BNP Paribas                     2.86%  Total S.A.                      1.95%

-------------------------------------  -------------------------------------

Nestle S.A. (Regd.)             2.38%  Siemens AG (Regd.)              1.93%

-------------------------------------  -------------------------------------

HSBC Holdings PLC               2.37%  Bayer AG                        1.86%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Foreign Large Blend

Based on average annual total returns for the periods ended 9/30/09

                                                                       ONE    FIVE     TEN
                                                                      YEAR    YEAR    YEAR
                                                                      ----    ----    ----
Number of Funds in peer group:                                         824     595     427

------------------------------------------------------------------------------------------

Peer group average annual total return:                               0.90%   5.64%   2.09%
------------------------------------------------------------------------------------------


Morningstar categories in peer group: Foreign Large Blend*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Foreign Large Blend peer group consisting of 824, 595, and 427 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(FPO)

                               GE INTERNATIONAL                 MSCI EAFE
                                    EQUITY         WITH LOAD      INDEX
                               ----------------    ---------    ---------
09/99                              10000.00          9425.00     10000.00
09/00                              11050.30         10414.90     10318.00
09/01                               7586.67          7150.44      7357.74
09/02                               6047.95          5700.20      6215.16
09/03                               6845.14          6451.55      7831.62
09/04                               8274.19          7798.42      9560.92
09/05                              10369.60          9773.36     12027.10
09/06                              12378.80         11667.00     14331.60
09/07                              16649.10         15691.70     17895.20
09/08                              12094.80         11399.30     12437.80
09/09                              11665.10         10994.30     12840.10




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                              YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                             -----   ----   ----   ------------   ----------
GE International Equity
  Fund                       (3.55)% 7.11%  1.55%    03/02/94       11,665
W/load                       (9.10)% 5.85%  0.95%                   10,994
MSCI EAFE Index               3.23%  6.08%  2.53%                   12,840



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                    GE INTERNATIONAL    MSCI EAFE
                         EQUITY           INDEX
                    ----------------    ---------
09/99                   10000.00         10000.00
09/00                   10967.80         10318.00
09/01                    7467.05          7357.74
09/02                    5910.85          6215.16
09/03                    6625.50          7831.62
09/04                    7948.42          9560.92
09/05                    9887.06         12027.10
09/06                   11802.70         14331.60
09/07                   15874.30         17895.20
09/08                   11531.90         12437.80
09/09                   11122.30         12840.10




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                 ENDING
                                                               VALUE OF A
                           ONE    FIVE    TEN                    $10,000
                           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                          -----   ----   ----   ------------   ----------
GE International Equity
  Fund                    (4.28)% 6.31%  1.06%    03/02/94       11,122
W/load                    (7.39)% 6.31%  1.06%
MSCI EAFE Index            3.23%  6.08%  2.53%                   12,840




--------------------------------------------------------------------------------

GE International Equity Fund

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                               GE INTERNATIONAL    MSCI EAFE
                                    EQUITY           INDEX
                               ----------------    ---------
09/30/99                             10000           10000
09/00                                10968           10318
09/01                                 7474            7358
09/02                                 5911            6215
09/03                                 6657            7832
09/04                                 7993            9561
09/05                                 9941           12027
09/06                                11778           14332
09/07                                15728           17895
09/08                                11347           12438
09/09                                10860           12840




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                               ONE    FIVE    TEN                    $10,000
                               YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                              -----   ----   ----   ------------   ----------
GE International Equity Fund  (4.29)% 6.32%  0.83%    09/30/99       10,860
W/load                        (5.06)% 6.32%  0.83%
MSCI EAFE Index                3.23%  6.08%  2.53%                   12,840




--------------------------------------------------------------------------------

                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                               GE INTERNATIONAL    MSCI EAFE
                                    EQUITY           INDEX
                               ----------------    ---------
01/29/08                             10000           10000
03/08                                10102            9109
06/08                                 9884            8904
09/08                                 7838            7074
12/08                                 6023            5662
03/09                                 5107            4873
06/09                                 6379            6112
09/09                                 7544            7302




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                               ENDING
                                                             VALUE OF A
                           ONE      SINCE                      $10,000
                           YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
                          -----   ---------   ------------   ----------
GE International Equity
  Fund                    (3.75)%   (15.52)%    01/29/08        7,544
MSCI EAFE Index            3.23%    (17.15)%                    7,302




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                    GE INTERNATIONAL    MSCI EAFE
                         EQUITY           INDEX
                    ----------------    ---------
09/99                     10000           10000
09/00                     11077           10318
09/01                      7619            7358
09/02                      6091            6215
09/03                      6902            7832
09/04                      8366            9561
09/05                     10507           12027
09/06                     12590           14332
09/07                     16978           17895
09/08                     12362           12438
09/09                     11958           12840




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                 ENDING
                                                               VALUE OF A
                           ONE    FIVE    TEN                    $10,000
                           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                          -----   ----   ----   ------------   ----------
GE International Equity
  Fund                    (3.27)% 7.40%  1.80%    03/02/94       11,958
MSCI EAFE Index            3.23%  6.08%  2.53%                   12,840



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE INTERNATIONAL EQUITY FUND                                  September 30, 2009

SCHEDULE OF INVESTMENTS

GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $42,766
(in thousands) as of September 30, 2009

(CHART)

Continental Europe                               48.7
United Kingdom                                   18.4
Japan                                            13.7
Emerging Asia                                     5.2
Pacific Rim                                       4.8
Latin America                                     2.9
Canada                                            2.6
United States                                     2.6
Emerging Europe                                   1.1





                                          NUMBER
                                       OF SHARES             VALUE
COMMON STOCK -- 96.7%+
-------------------------------------------------------------------------

AUSTRALIA -- 3.3%
Brambles Ltd. ...............        125,514         $   895,041
Paladin Energy Ltd. .........         74,799             297,062     (a)
Telstra Corporation Ltd. ....         78,380             226,200
                                                       1,418,303

BRAZIL -- 2.2%
Petroleo Brasileiro S.A.
  ADR........................         10,696             420,460
Vale S.A. ...................         25,741             527,948     (h)
                                                         948,408

CANADA -- 2.6%
Kinross Gold Corp. ..........          7,913             172,003
Potash Corp of Saskatchewan
  Inc. ......................          6,072             549,439
Research In Motion Ltd. .....          4,060             273,794     (a)
Suncor Energy Inc. ..........          2,861              99,694
                                                       1,094,930

CHILE -- 0.3%
Sociedad Quimica y Minera de
  Chile S.A. ADR (Series B)..          3,675             143,803

CHINA -- 0.8%
China Mobile Ltd. ...........         18,999             185,086
China South Locomotive and
  Rolling Stock Corp. .......        280,003             162,581
                                                         347,667

DENMARK -- 0.3%
G4S PLC......................         35,247             124,568

FINLAND -- 0.5%
Nokia OYJ....................         14,918             219,147

FRANCE -- 15.8%
Alstom S.A. .................          1,955             142,510
AXA S.A. ....................         15,449             417,763
BNP Paribas..................         15,327           1,223,230     (h)
Cie Generale d'Optique
  Essilor International
  S.A. ......................         12,925             735,767
Credit Agricole S.A. ........         38,102             795,306
GDF Suez.....................          3,547             157,328
Groupe Danone................         10,869             654,236
Schneider Electric S.A. .....            832              84,229
Total S.A. ..................         14,046             833,663     (h)
Veolia Environnement.........         20,032             766,863
Vinci S.A. ..................          5,867             331,540
Vivendi......................         21,502             664,576
                                                       6,807,011

GERMANY -- 9.5%
Adidas AG....................          5,183             274,024
Bayer AG.....................         11,499             795,863
Daimler AG (Regd.)...........          4,108             206,590
Deutsche Boerse AG...........          4,478             365,566
E.ON AG......................         11,119             471,002
Linde AG.....................          5,164             559,172
Metro AG.....................          6,306             356,256
RWE AG.......................            690              64,014
Siemens AG (Regd.)...........          8,934             826,363
ThyssenKrupp AG..............          4,770             164,058
                                                       4,082,908

HONG KONG -- 1.1%
Esprit Holdings Ltd. ........         49,228             330,302
Sun Hung Kai Properties
  Ltd. ......................          8,455             124,806
                                                         455,108

INDIA -- 0.6%
Larsen & Toubro Ltd. ........          7,667             269,226

IRELAND -- 1.0%
CRH PLC......................         15,260             423,359

ITALY -- 2.5%
ENI S.p.A. ..................         16,759             418,402
Intesa Sanpaolo S.p.A. ......        112,687             497,850


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2009

SCHEDULE OF INVESTMENTS

                                          NUMBER
                                       OF SHARES             VALUE
Saipem S.p.A. ...............          5,745         $   172,820
                                                       1,089,072

JAPAN -- 13.6%
Asahi Glass Company Ltd. ....         13,000             105,266
Daiichi Sankyo Company
  Ltd. ......................          9,700             200,749
Daikin Industries Ltd. ......          3,000             108,226
East Japan Railway Co. ......          2,081             150,145
Mitsubishi Estate Company
  Ltd. ......................         33,982             535,909
Mitsubishi Heavy Industries
  Ltd. ......................         75,000             284,805
Mitsubishi UFJ Financial
  Group Inc. ................        140,191             754,700     (h)
Nintendo Company Ltd. .......            400             102,753
Nomura Holdings Inc. ........        104,167             643,372
Shiseido Company Ltd. .......         25,998             454,424
Sony Financial Holdings
  Inc. ......................            174             501,196     (a)
Sumitomo Metal Industries
  Ltd. ......................        193,005             476,396
Sumitomo Mitsui Financial
  Group Inc. ................          5,952             208,072
The Bank of Yokohama Ltd. ...         72,369             355,641
Toyota Motor Corp. ..........         17,124             682,780
Yamada Denki Company Ltd. ...          4,070             276,379     (a)
                                                       5,840,813

MEXICO -- 0.4%
America Movil SAB de C.V. ADR
  (Series L).................          3,619             158,621

NETHERLANDS -- 2.4%
Heineken N.V. ...............          5,041             232,142
Koninklijke Ahold N.V. ......         18,693             224,600
Koninklijke Philips
  Electronics N.V. ..........         23,327             567,375
                                                       1,024,117

RUSSIA -- 0.2%
Mobile Telesystems OJSC ADR..          1,625              78,439

SINGAPORE -- 0.4%
CapitaLand Ltd. .............         69,500             183,485

SOUTH AFRICA -- 0.9%
MTN Group Ltd. ..............         24,115             388,736

SOUTH KOREA -- 2.0%
KB Financial Group Inc. .....          5,176             265,774
Samsung Electronics Company
  Ltd. ......................            880             608,699
                                                         874,473

SPAIN -- 5.2%
Banco Santander S.A.
  (Regd.)....................         81,219           1,305,896     (h)
Iberdrola S.A. ..............         41,681             408,503
Telefonica S.A. .............         19,137             527,422
                                                       2,241,821

SWEDEN -- 0.6%
Hennes & Mauritz AB (Series
  B).........................          4,771             267,108

SWITZERLAND -- 10.5%
ABB Ltd. (Regd.).............         17,276             346,303     (a)
Credit Suisse Group AG
  (Regd.)....................          9,681             536,460
Nestle S.A. (Regd.)..........         23,960           1,019,683     (h)
Novartis AG (Regd.)..........         11,179             558,600
Roche Holding AG.............          8,820           1,423,746     (h)
Syngenta AG..................          1,597             366,449
Zurich Financial Services
  AG.........................          1,146             272,239
                                                       4,523,480

TAIWAN -- 1.7%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ......................        368,037             738,409

UNITED KINGDOM -- 18.3%
BG Group PLC.................         30,771             534,952
BHP Billiton PLC.............         27,472             750,450
BP PLC.......................         38,663             341,951
Diageo PLC...................          6,106              93,750
G4S PLC......................         69,960             246,830
HSBC Holdings PLC............         88,619           1,014,807
Lloyds Banking Group PLC.....        294,604             488,608     (h)
National Grid PLC............         72,304             698,462
Prudential PLC...............         63,609             611,924     (h)
Reckitt Benckiser Group PLC..         18,331             896,535     (h)
Rio Tinto PLC (Regd.)........         17,121             730,701
Tesco PLC....................        111,048             709,708
The Capita Group PLC.........         17,624             203,651
Vodafone Group PLC...........        237,272             532,032     (h)
                                                       7,854,361

TOTAL COMMON STOCK
  (COST $41,161,104).........                         41,597,373

-------------------------------------------------------------------------
RIGHTS -- 0.1%
-------------------------------------------------------------------------

BNP Paribas
  (COST $0)..................         15,327              33,157     (a)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2009

SCHEDULE OF INVESTMENTS

                                          NUMBER
                                       OF SHARES             VALUE

OTHER INVESTMENTS -- 0.1%
-------------------------------------------------------------------------

GEI Investment Fund
  (COST $22,299).............                        $    14,940     (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $41,183,403).........                         41,645,470

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
-------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%
  (COST $1,120,038)..........                          1,120,038    (d,p)

TOTAL INVESTMENTS
  (COST $42,303,441).........                         42,765,508

OTHER ASSETS AND LIABILITIES,
  NET -- 0.5%................                            214,786
                                                     -----------

NET ASSETS -- 100.0%.........                        $42,980,294
                                                     ===========







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE International Equity Fund had the following long futures contracts open at September 30, 2009:

                                     NUMBER    CURRENT    UNREALIZED
                      EXPIRATION       OF     NOTIONAL   APPRECIATION/
DESCRIPTION              DATE      CONTRACTS    VALUE   (DEPRECIATION)
----------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures     December 2009      8      $334,086      $(2,193)
FTSE 100 Index
  Futures           December 2009      2       162,846       (1,598)
Topix Index
  Futures           December 2009      1       101,636       (1,717)
                                                            -------
                                                            $(5,508)
                                                            =======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2009

SCHEDULE OF INVESTMENTS

The GE International Equity Fund was invested in the following sectors at September 30, 2009

                                    PERCENTAGE (BASED
                                     ON MARKET VALUE)
SECTOR                                 (UNAUDITED)
-----------------------------------------------------
Commercial Banks                          16.24%
Pharmaceuticals                            6.97%
Oil, Gas & Consumable Fuels                6.89%
Metals & Mining                            6.60%
Insurance                                  4.22%
Multi-Utilities                            3.94%
Food Products                              3.91%
Chemicals                                  3.79%
Industrial Conglomerates                   3.26%
Semiconductors & Semiconductor
  Equipment                                3.15%
Wireless Telecommunication
  Services                                 3.14%
Food & Staples Retailing                   3.02%
Commercial Services & Supplies             2.96%
Capital Markets                            2.76%
Short term                                 2.62%
Household Products                         2.10%
Automobiles                                2.08%
Electric Utilities                         2.06%
Specialty Retail                           2.04%
Real Estate Management &
  Development                              1.97%
Diversified Telecommunication
  Services                                 1.76%
Healthcare Equipment & Supplies            1.72%
Media                                      1.55%
Construction & Engineering                 1.40%
Electrical Equipment                       1.34%
Communications Equipment                   1.15%
Personal Products                          1.06%
Machinery                                  1.05%
Construction Materials                     0.99%
Diversified Financial Services             0.85%
Beverages                                  0.76%
Textiles Apparel & Luxury Goods            0.64%
Building Products                          0.50%
Professional Services                      0.48%
Energy Equipment & Services                0.40%
Road & Rail                                0.35%
Software                                   0.24%
Other Investments                          0.04%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Total Return Fund (formerly GE Strategic Investment Fund)

Q&A

(PHOTO OF PAUL M. COLONNA)
Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

(PHOTO OF RALPH R. LAYMAN)
Ralph R. Layman
President and Chief Investment
Officer -- Public Equities

(PHOTO OF THOMAS R. LINCOLN)
Thomas R. Lincoln
Senior Vice President

(PHOTO OF JUDITH A. STUDER)
Judith A. Studer
Chief Market Strategist

(PHOTO OF DIANE M. WEHNER)
Diane M. Wehner
Senior Vice President


The GE Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the GE Total Return Fund's assets to sub-adviser(s) retained by GEAM. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GEAM has also retained Urdang Securities Management, Inc. to act as sub-adviser to that portion of the GE Total Return Fund's assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objective. See Portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Total Return Fund returned -2.60% for Class A shares, -3.37% for Class B shares, -3.33% for Class C shares, -2.88% for Class R shares and -2.39% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -6.91% and 10.56%, respectively, and the Fund's Morningstar peer group of 1,240 Moderate Allocation Funds returned an average of 1.38% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Total Return Fund for the twelve-month period ended September 30, 2009, was primarily driven by the Fund's underweight in international equities and overweight in fixed income and cash. The Fund benefited from the Tactical Asset Allocation Committee's decision to expand the overweight position in cash throughout the first half of the period and then to opportunistically reduce this cash overweight by investing in the equity markets during the second half of the period.

GE Total Return Fund



     This period was marked by extreme volatility in the U.S. equity markets. Stocks came under intense pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9(th) bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets, i.e., high cash levels, and minimal need for debt financing in general, and the global nature of most of technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.

     In a macro-driven market, the U.S. large-cap equity component of the Fund was well positioned from a sector allocation perspective, maintaining an underweight in financials in the early stage of the credit crisis, but benefitting from an overweight as financials snapped back. The Fund navigated the crisis nimbly, underweighting credit-driven business models as the crisis unfolded and adding to those financials we believed could take share and emerge from the recession as stronger competitors. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings as investors began turning toward oversold commodities stocks. Overweighting wireless telecom companies detracted from relative performance as they generally lagged in the period's flight to quality. Within technology, underweighting outperforming computer hardware companies mitigated the stock selection strength among the balance of our technology holdings.

     We continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. At September 30(th), the Fund's largest overweights were in technology and financials, and the largest underweights were in consumer staples and industrials. Valuations for many companies remain attractive, even after the strong rebound from March through September. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

     Mid-cap equities outperformed during the twelve-month period of extreme market volatility. Concerns of a multi-year recession surfaced earlier in the year but quickly abated as companies reported earnings that proved to be resilient. Market

GE Total Return Fund


     sentiment shifted to a more positive stance throughout this period. Stock selection in the information technology sector contributed positively to performance and was driven by stocks with higher growth potential, strong competitive positions, and healthy balance sheets. Stock selection in the consumer discretionary sector also helped performance because of our bias toward companies with solid financials and reasonable valuations. Our underweight in financials, specifically commercial banks, and stock selection in this sector added to performance. Stock selection within health care and industrials detracted from performance.

     The deepening recession and stock market fallout was felt by most markets worldwide except in Asia where the fast growing economies of China and, to a lesser extent, India, continued to see positive GDP growth. China's new stimulus plan, on top of a massive five-year economic program, was specifically focused on developing domestic consumption in recognition that global trade had slowed. However, that consumption has acted as a lever for growth in other Asian economies, shifting the focus away from the United States, the importer of last resort, to a much closer neighbor.

     The lion's share of the negative attribution in international equities came from holdings in the financials sector and, in particular, Japan. While slightly overweight on average through the period, holdings in Europe generally made a positive contribution. However, certain holdings in the UK fell sharply on the need for government intervention while Japanese stocks, considered defensive, fell on a weak local market and on fears of capital inadequacy. The portfolio's focus on defensive over cyclical consumer stocks created further negative attribution.

     The overweight in consumer staples was reduced on valuation grounds and the underweight in consumer discretionary was reduced on improving expectations for the global economy. The weight in financials was increased as greater transparency allowed higher conviction in individual names. Holdings of materials were also increased based on China's recovery and ensuing demand for basic commodities. Japan's poor performance led to a lower relative weight while additions in the UK reduced that regional underweight. The emerging markets weight increased on additions to higher conviction stocks and a strong performance in European financials led to an increase in that regional exposure.

     A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac, and AIG and money market funds "breaking the buck". Over the twelve-month period, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively by lowering its federal funds target to 0-0.25% and initiating a program to buy back $300 billion of U.S. Treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, certain credit markets are functioning at pre-crisis levels. Now, the economic question is not if the U.S. economy will recover, but what type of recovery it will be.

     During the twelve-month period, interest rates fell in harmony with the Fed's easy monetary policy. U.S. Treasury 2-year and 10-year note yields ended the period at 0.95% and 3.3%, down 102 and 52 basis points, respectively. As recession fears gave way to recovery cheers, credit spreads tightened significantly. In general,

GE Total Return Fund


     lower quality fixed income securities outperformed those of higher quality. High yield credit led performance over the period (+22.3%), followed by investment grade credit (+19.5%), and emerging markets (+18.7%), while U.S. Treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.6%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

     Fixed income performance relative to its benchmark was driven primarily from the defensive positioning. An emphasis on higher quality securities to weather an economic recession ultimately underperformed lower quality bonds. Allocations to high yield and emerging market debt hurt performance in the fourth quarter of 2008 as credit markets froze, but helped in 2009 when credit spreads began to tighten with the stronger equity market. Duration positioning during the period had a negative impact and depressed pricing of short maturity asset-backed securities hurt performance in the first half of the period.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Throughout the first six months of the period, we lowered the Fund's exposure to U.S. and international equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. We also reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core value equity to increase diversification. During the second six months of the period, we lowered the Fund's exposure to cash and increased its exposure to U.S. small-cap equity and international equity to take advantage of market opportunities. At the end of the period, we were underweight in international equities and overweight in cash.

GE Total Return Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,230.24                 6.43
     Class B                     1,000.00              1,225.46                10.60
     Class C                     1,000.00              1,226.16                10.60
     Class R                     1,000.00              1,229.02                 7.82
     Class Y                     1,000.00              1,231.29                 5.09
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,019.12                 5.82
     Class B                     1,000.00              1,015.42                 9.60
     Class C                     1,000.00              1,015.42                 9.60
     Class R                     1,000.00              1,017.89                 7.08
     Class Y                     1,000.00              1,020.30                 4.61
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for Class C, 1.40% for Class R and 0.91% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 23.02% for Class A shares, 22.55% for Class B shares, 22.62% for Class C shares, 22.90% for Class R shares and 23.13% for Class Y shares.

GE Total Return Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities, investment grade debt securities and cash.

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value



----------------------------------------------------------------------------

U.S. Treasury Notes             1.63%  QUALCOMM Inc.                   0.82%

-------------------------------------  -------------------------------------

Amgen Inc.                      0.88%  Cisco Systems, Inc.             0.81%

-------------------------------------  -------------------------------------

Federal National Mortgage

  Assoc.                        0.87%  State Street Corp.              0.77%

-------------------------------------  -------------------------------------

The Goldman Sachs Group, Inc    0.83%  NII Holdings, Inc.              0.68%

-------------------------------------  -------------------------------------

Transocean Ltd.                 0.82%  Microsoft Corp.                 0.68%

-------------------------------------  -------------------------------------





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Moderate Allocation

Based on average annual total returns for the periods ended 9/30/09


                                                                      ONE    FIVE     TEN
                                                                     YEAR    YEAR    YEAR
                                                                     ----    ----    ----
Number of Funds in peer group:                                       1240     954     728

-----------------------------------------------------------------------------------------

Peer group average annual total return:                              1.38%   2.59%   2.52%
-----------------------------------------------------------------------------------------


Morningstar categories in peer group: Moderate Allocation*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Moderate Allocation 'peer group consisting of 1240, 954, and 728 funds, respectively.'


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                                                BARCLAYS
                                                                             CAPITAL U.S.
                                   GE TOTAL                      S&P 500    AGGREGATE BOND
                              RETURN INVESTMENT    WITH LOAD      INDEX          INDEX
                              -----------------    ---------     -------    --------------
09/99                              10000.00          9425.00    10000.00       10000.00
09/00                              11377.90         10723.60    11324.40       10699.00
09/01                              10318.60          9725.28     8305.46       12084.90
09/02                               9547.24          8998.27     6603.67       13123.80
09/03                              11201.30         10557.20     8217.61       13833.70
09/04                              12090.90         11395.70     9357.64       14342.50
09/05                              13167.20         12410.00    10504.10       14743.40
09/06                              14485.60         13652.70    11638.10       15284.60
09/07                              17242.70         16251.30    13551.60       16069.60
09/08                              14334.70         13510.40    10573.50       16656.50
09/09                              13961.70         13158.90     9843.18       18414.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                             ONE    FIVE    TEN                     $10,000
                             YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                            -----   ----   -----   ------------   ----------
GE Total Return Fund        (2.60)% 2.92%   3.39%    01/05/93       13,962
W/load                      (8.21)% 1.71%   2.78%                   13,159
S&P 500 Index               (6.91)% 1.02%  (0.16)%                   9,843
Barclays Capital U.S.
  Aggregate Bond Index      10.56%  5.13%   6.30%                   18,415




--------------------------------------------------------------------------------


                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                                         BARCLAYS
                                                      CAPITAL U.S.
                         GE TOTAL         S&P 500    AGGREGATE BOND
                    RETURN INVESTMENT      INDEX          INDEX
                    -----------------     -------    --------------
09/99                    10000.00        10000.00       10000.00
09/00                    11294.10        11324.40       10699.00
09/01                    10164.20         8305.46       12084.90
09/02                     9332.09         6603.67       13123.80
09/03                    10867.50         8217.61       13833.70
09/04                    11644.80         9357.64       14342.50
09/05                    12591.00        10504.10       14743.40
09/06                    13746.90        11638.10       15284.60
09/07                    16241.80        13551.60       16069.60
09/08                    13403.80        10573.50       16656.50
09/09                    13348.00         9843.18       18414.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                  ENDING
                                                                VALUE OF A
                           ONE    FIVE    TEN                     $10,000
                           YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                          -----   ----   -----   ------------   ----------
GE Total Return Fund      (3.37)% 2.15%   2.93%    12/22/93       13,348
W/load                    (6.93)% 1.02%  (0.16)%
S&P 500 Index             (6.91)% 1.02%  (0.16)%                   9,843
Barclays Capital U.S.
  Aggregate Bond Index    10.56%  5.13%   6.30%                   18,415



--------------------------------------------------------------------------------

GE Total Return Fund


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                                          BARCLAYS
                                                       CAPITAL U.S.
                              GE TOTAL     S&P 500    AGGREGATE BOND
                               RETURN       INDEX          INDEX
                              --------     -------    --------------
09/99                         10000.00    10000.00       10000.00
09/00                         11276.30    11324.40       10699.00
09/01                         10148.20     8305.46       12084.90
09/02                          9314.56     6603.67       13123.80
09/03                         10863.00     8217.61       13833.70
09/04                         11638.10     9357.64       14342.50
09/05                         12583.00    10504.10       14743.40
09/06                         13737.90    11638.10       15284.60
09/07                         16233.00    13551.60       16069.60
09/08                         13394.80    10573.50       16656.50
09/09                         12949.00     9843.18       18414.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                      ENDING
                                                                    VALUE OF A
                               ONE    FIVE    TEN                     $10,000
                               YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                              -----   ----   -----   ------------   ----------
GE Total Return Fund          (3.33)% 2.16%   2.62%    09/30/99       12,949
W/load                        (4.21)% 1.02%   0.16%
S&P 500 Index                 (6.91)% 1.02%  (0.16)%                   9,843
Barclays Capital U.S.
  Aggregate Bond Index        10.56%  5.13%   6.30%                   18,415



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                                                                   BARCLAYS
                                                                CAPITAL U.S.
                                   GE TOTAL         S&P 500    AGGREGATE BOND
                              RETURN INVESTMENT      INDEX          INDEX
                              -----------------     -------    --------------
09/99                              10000.00        10000.00       10000.00
09/00                              11406.30        11324.40       10699.00
09/01                              10368.60         8305.46       12084.90
09/02                               9614.97         6603.67       13123.80
09/03                              11311.90         8217.61       13833.70
09/04                              12241.60         9357.64       14342.50
09/05                              13368.20        10504.10       14743.40
09/06                              14842.10        11638.10       15284.60
09/07                              17708.10        13551.60       16069.60
09/08                              14759.10        10573.50       16656.50
09/09                              14407.00         9843.18       18414.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                               ENDING
                                                             VALUE OF A
                           ONE      SINCE                      $10,000
                           YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
                          -----   ---------   ------------   ----------
GE Total Return Fund      (2.88)%    (8.60)%    01/29/08        8,605
S&P 500 Index             (6.91)%   (12.54)%                    7,514
Barclays Capital U.S.
  Aggregate Bond Index    10.56%      5.53%                    11,126




--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                                                        BARCLAYS
                                                     CAPITAL U.S.
                         GE TOTAL        S&P 500    AGGREGATE BOND
                    RETURN INVESTMENT     INDEX          INDEX
                    -----------------    -------    --------------
01/29/08                  10000           10000          10000
03/08                      9916            9056          10217
06/08                      9846            8809          10113
09/08                      8860            8071          10063
12/08                      7358            6300          10524
03/09                      7001            5606          10536
06/09                      7810            6500          10724
09/09                      8605            7514          11126




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                  ENDING
                                                                VALUE OF A
                           ONE    FIVE    TEN                     $10,000
                           YEAR   YEAR    YEAR   COMMENCEMENT   INVESTMENT
                          -----   ----   -----   ------------   ----------
GE Total Return Fund      (2.39)% 3.31%   3.72%    11/29/93       14,407
S&P 500 Index             (6.91)% 1.02%  (0.16)%                   9,843
Barclays Capital U.S.
  Aggregate Bond Index    10.56%  5.13%   6.30%                   18,415



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

GE TOTAL RETURN FUND

Portfolio Composition as a % of Market Value of $129,194
(in thousands) as of September 30, 2009

(CHART)

Domestic Equity                                  35.00
Foreign Equity                                   24.90
Bonds and Notes                                  23.10
Short-Term                                       16.80
Other Investments                                 0.20






                                         NUMBER
                                      OF SHARES             VALUE
DOMESTIC EQUITY -- 34.6%+
------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 0.7%
Alliant Techsystems, Inc. ..          2,350         $   182,947     (a)
Hexcel Corp. ...............         17,336             198,324    (a,h)
Honeywell International
  Inc. .....................          3,517             130,657
ITT Corp. ..................          5,256             274,100
Rockwell Collins, Inc. .....          2,221             112,827
                                                        898,855

BEVERAGES -- 1.0%
Brown-Forman Corp. (Class
  B)........................            384              18,516
Molson Coors Brewing Co.
  (Class B).................          1,813              88,257
Pepsi Bottling Group,
  Inc. .....................            743              27,075
PepsiCo, Inc. ..............         20,378           1,195,373
                                                      1,329,221

BIOTECHNOLOGY -- 1.9%
Amgen Inc. .................         22,974           1,383,724    (a,h)
Amylin Pharmaceuticals,
  Inc. .....................          6,547              89,628     (a)
Gilead Sciences, Inc. ......         18,154             845,613     (a)
Vertex Pharmaceuticals
  Inc. .....................          3,889             147,393     (a)
                                                      2,466,358

CAPITAL MARKETS -- 2.7%
Affiliated Managers Group
  Inc. .....................          2,912             189,309     (a)
Ameriprise Financial,
  Inc. .....................          4,148             150,697
Greenhill & Company Inc. ...            650              58,227
Invesco Ltd. ...............          5,060             115,166
Morgan Stanley..............          3,700             114,256
State Street Corp. .........         21,764           1,144,786     (e)
The Bank of New York Mellon
  Corp. ....................          7,033             203,887
The Charles Schwab Corp. ...         12,812             245,350
The Goldman Sachs Group,
  Inc.......................          6,563           1,209,889
                                                      3,431,567

CHEMICALS -- 0.6%
Air Products & Chemicals,
  Inc. .....................            185              14,352
Intrepid Potash, Inc. ......          4,379             103,301     (a)
Monsanto Co. ...............          6,164             477,094
Praxair, Inc. ..............          2,214             180,862
                                                        775,609

COMMERCIAL BANKS -- 0.4%
Regions Financial Corp. ....          8,819              54,766
SunTrust Banks, Inc. .......         10,652             240,203
US Bancorp..................          3,146              68,772
Wells Fargo & Co. ..........          5,441             153,327
Zions Bancorporation........          1,527              27,440
                                                        544,508

COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Corrections Corporation of
  America...................         23,023             521,470     (a)
Iron Mountain Inc. .........          9,442             251,724     (a)
Stericycle, Inc. ...........          1,171              56,735     (a)
                                                        829,929

COMMUNICATIONS EQUIPMENT -- 1.9%
Cisco Systems, Inc. ........         49,682           1,169,514     (a)
Juniper Networks, Inc. .....          6,778             183,142     (a)
QUALCOMM Inc. ..............         23,502           1,057,120
                                                      2,409,776

COMPUTERS & PERIPHERALS -- 0.7%
Hewlett-Packard Co. ........          6,181             291,805
International Business
  Machines Corp. ...........          3,516             420,549
Synaptics Inc. .............          5,736             144,547     (a)
                                                        856,901

DIVERSIFIED FINANCIAL SERVICES -- 1.4%
Bank of America Corp. ......         16,472             278,706
CME Group Inc. .............          2,634             811,772
JPMorgan Chase & Co. .......         15,583             682,847
                                                      1,773,325


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
AT&T Inc. ..................          9,255         $   249,978
Verizon Communications
  Inc. .....................          4,812             145,659
                                                        395,637

ELECTRIC UTILITIES -- 0.5%
Edison International........          5,035             169,075
Entergy Corp. ..............            833              66,523
ITC Holdings Corp. .........          5,056             229,795
Northeast Utilities.........          7,237             171,807
                                                        637,200

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Cogent, Inc. ...............          9,089              91,799     (a)
Corning Inc. ...............         14,563             222,960
                                                        314,759

ENERGY EQUIPMENT & SERVICES -- 1.2%
Dresser-Rand Group Inc. ....          4,503             139,908     (a)
Halliburton Co. ............          6,514             176,660
National Oilwell Varco,
  Inc. .....................          2,332             100,579     (a)
Noble Corp. ................          2,686             101,961
Schlumberger Ltd. ..........         15,797             941,502
Weatherford International
  Ltd. .....................          5,449             112,958     (a)
                                                      1,573,568

FOOD & STAPLES RETAILING -- 0.1%
CVS Caremark Corp. .........          2,368              84,632

FOOD PRODUCTS -- 0.4%
Archer-Daniels-Midland
  Co. ......................          1,221              35,678
Kraft Foods Inc. (Class A)..          3,516              92,365
McCormick & Company Inc. ...          9,161             310,925     (h)
Sara Lee Corp. .............          4,077              45,418
                                                        484,386

GAS UTILITIES -- 0.1%
EQT CORP....................          1,998              85,115

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.5%
Baxter International Inc. ..            481              27,422
Becton Dickinson & Co. .....          1,406              98,068
Boston Scientific Corp. ....         10,365             109,765     (a)
Covidien Plc................         11,263             487,238
DENTSPLY International
  Inc. .....................          2,312              79,856
Gen-Probe Inc. .............          2,407              99,746     (a)
Hologic, Inc. ..............         15,233             248,908     (a)
Masimo Corp. ...............          7,813             204,701     (a)
Medtronic, Inc. ............          7,953             292,670
ResMed, Inc. ...............          7,748             350,210     (a)
                                                      1,998,584

HEALTHCARE PROVIDERS & SERVICES -- 1.2%
Aetna Inc. .................          5,230             145,551
Cardinal Health, Inc. ......          6,069             162,649
Catalyst Health Solutions,
  Inc. .....................          4,597             134,003     (a)
Express Scripts, Inc. ......          8,037             623,510     (a)
McKesson Corp. .............            890              52,999
Psychiatric Solutions,
  Inc. .....................          1,572              42,067     (a)
UnitedHealth Group, Inc. ...         16,045             401,767
                                                      1,562,546

HOTELS RESTAURANTS & LEISURE -- 0.5%
Carnival Corp. .............          9,587             319,055
Life Time Fitness, Inc. ....          2,192              61,486     (a)
Marriott International, Inc.
  (Class A).................          1,364              37,633
Penn National Gaming,
  Inc. .....................          4,635             128,204     (a)
The Cheesecake Factory
  Inc. .....................          5,411             100,212     (a)
                                                        646,590

HOUSEHOLD DURABLES -- 0.0%*
MDC Holdings, Inc. .........          1,155              40,125

HOUSEHOLD PRODUCTS -- 0.3%
Kimberly-Clark Corp. .......            445              26,246
The Procter & Gamble Co. ...          6,253             362,174
                                                        388,420

INDUSTRIAL CONGLOMERATES -- 0.3%
McDermott International,
  Inc. .....................          2,659              67,193     (a)
Textron, Inc. ..............         14,742             279,803
                                                        346,996

INSURANCE -- 1.3%
ACE Ltd. ...................          8,183             437,463
Aflac Inc. .................          7,532             321,918
AON Corp. ..................          2,147              87,361
Hartford Financial Services
  Group, Inc. ..............          1,036              27,454
HCC Insurance Holdings,
  Inc. .....................         11,557             316,084
MetLife, Inc. ..............          4,812             183,193
PartnerRe Ltd. .............          1,332             102,484
Principal Financial Group,
  Inc. .....................          2,590              70,940
Prudential Financial,
  Inc. .....................          3,087             154,072
The Travelers Companies,
  Inc. .....................            297              14,621
                                                      1,715,590


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

INTERNET SOFTWARE & SERVICES -- 0.6%
Equinix, Inc. ..............            469         $    43,148     (a)
Google Inc. (Class A).......          1,032             511,717     (a)
MercadoLibre, Inc. .........          4,963             190,877     (a)
                                                        745,742

IT SERVICES -- 1.7%
Accenture PLC...............            518              19,306     (a)
Affiliated Computer
  Services, Inc. (Class A)..          5,715             309,582     (a)
Cognizant Technology
  Solutions Corp. (Class
  A)........................          6,673             257,978     (a)
Cybersource Corp. ..........          4,213              70,231     (a)
DST Systems, Inc. ..........          1,385              62,048     (a)
Fidelity National
  Information Services,
  Inc. .....................          2,504              63,877
Paychex, Inc. ..............          6,131             178,106
The Western Union Co. ......         38,561             729,574
Visa, Inc. (Class A)........          6,345             438,503
                                                      2,129,205

LIFE SCIENCES TOOLS & SERVICES -- 0.6%
Covance Inc. ...............          3,581             193,911     (a)
Illumina, Inc. .............          4,252             180,710     (a)
Life Technologies Corp. ....          1,369              63,727     (a)
Mettler-Toledo
  International, Inc. ......          1,528             138,422     (a)
Thermo Fisher Scientific,
  Inc. .....................          5,050             220,533     (a)
                                                        797,303

MACHINERY -- 0.3%
Deere & Co. ................          3,010             129,189
Eaton Corp. ................          2,036             115,217
Harsco Corp. ...............          5,301             187,708
Navistar International
  Corp. ....................            592              22,153     (a)
                                                        454,267

MEDIA -- 1.7%
Comcast Corp. (Class A).....         21,422             344,466     (h)
Liberty Global, Inc. (Series
  C)........................         14,800             332,408     (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................         14,836             461,548     (a)
Omnicom Group Inc. .........         13,751             507,962
Regal Entertainment Group
  (Class A).................         10,709             131,935
The Walt Disney Co. ........          4,256             116,870
Time Warner Inc. ...........         12,027             346,137
                                                      2,241,326

METALS & MINING -- 0.4%
Allegheny Technologies
  Inc. .....................          6,606             231,144
Freeport-McMoRan Copper &
  Gold Inc. ................          4,127             283,153
                                                        514,297

MULTILINE RETAIL -- 0.5%
Kohl's Corp. ...............          5,002             285,364     (a)
Target Corp. ...............          6,734             314,344
                                                        599,708

MULTI-UTILITIES -- 0.2%
Dominion Resources, Inc. ...          4,072             140,484
DTE Energy Co. .............          1,464              51,445
SCANA Corp. ................          2,679              93,497
                                                        285,426

OIL, GAS & CONSUMABLE FUELS -- 1.9%
Apache Corp. ...............          3,237             297,253
Chesapeake Energy Corp. ....            592              16,813
Chevron Corp. ..............          2,405             169,384
Devon Energy Corp. .........          3,072             206,838
Exxon Mobil Corp. ..........          8,681             595,603     (h)
Marathon Oil Corp. .........         19,106             609,481
Occidental Petroleum
  Corp. ....................          1,481             116,110
Peabody Energy Corp. .......          2,338              87,020
Southwestern Energy Co. ....          8,265             352,751     (a)
                                                      2,451,253

PAPER & FOREST PRODUCTS -- 0.1%
Weyerhaeuser Co. ...........          2,220              81,363

PERSONAL PRODUCTS -- 0.3%
Alberto-Culver Co. .........          7,777             215,267
Avon Products, Inc. ........            740              25,130
Mead Johnson Nutrition Co.
  (Class A).................          2,434             109,798     (a)
                                                        350,195

PHARMACEUTICALS -- 0.4%
Abbott Laboratories.........          1,111              54,961
Bristol-Myers Squibb Co. ...          9,365             210,900
Merck & Company Inc. .......            815              25,778
Pfizer Inc. ................          3,407              56,386
Wyeth.......................          3,702             179,843
                                                        527,868


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

PROFESSIONAL SERVICES -- 0.1%
HIS, Inc. (Class A).........          2,626         $   134,267     (a)

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%
Douglas Emmett, Inc.
  (REIT)....................          4,796              58,895
SL Green Realty Corp.
  (REIT)....................          1,034              45,341
                                                        104,236

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
CB Richard Ellis Group, Inc.
  (Class A).................         29,420             345,391    (a,h)

ROAD & RAIL -- 0.1%
Union Pacific Corp. ........          2,368             138,173

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
Hittite Microwave Corp. ....          4,666             171,615     (a)
Intel Corp. ................         26,408             516,805
Kla-Tencor Corp. ...........            668              23,954
Marvell Technology Group
  Ltd. .....................         12,274             198,716     (a)
Microchip Technology Inc. ..          2,036              53,954
Nvidia Corp. ...............          1,480              22,244     (a)
Texas Instruments Inc. .....          3,147              74,552
                                                      1,061,840

SOFTWARE -- 2.0%
Activision Blizzard, Inc. ..         16,719             207,148    (a,h)
Blackboard Inc. ............          2,848             107,597     (a)
Citrix Systems, Inc. .......          4,244             166,492     (a)
Intuit, Inc. ...............         10,362             295,317     (a)
Microsoft Corp. ............         47,594           1,232,208     (h)
Oracle Corp. ...............          3,888              81,026
Rovi Corp. .................         12,911             433,810     (a)
                                                      2,523,598

SPECIALTY RETAIL -- 1.2%
Bed Bath & Beyond, Inc. ....         19,955             749,111     (a)
Lowe's Companies, Inc. .....         27,602             577,986
O'Reilly Automotive, Inc. ..          4,409             159,341     (a)
Urban Outfitters, Inc. .....          2,432              73,373     (a)
                                                      1,559,811

TEXTILES APPAREL & LUXURY GOODS -- 0.1%
Coach, Inc. ................          4,862             160,057
NIKE, Inc. (Class B)........            296              19,151
                                                        179,208

THRIFTS & MORTGAGE FINANCE -- 0.1%
People's United Financial,
  Inc. .....................          6,958             108,266

TOBACCO -- 0.2%
Altria Group, Inc. .........          1,852              32,984
Philip Morris International
  Inc. .....................          3,515             171,321
                                                        204,305

WATER UTILITIES -- 0.1%
American Water Works
  Company, Inc. ............          6,664             132,880

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
American Tower Corp. (Class
  A)........................          7,488             272,563     (a)
NII Holdings, Inc. .........         31,736             951,445     (a)
Syniverse Holdings, Inc. ...          6,150             107,625     (a)
                                                      1,331,633
TOTAL DOMESTIC EQUITY
  (COST $44,213,171)........                         44,591,758

------------------------------------------------------------------------
FOREIGN EQUITY -- 25.0%
------------------------------------------------------------------------

COMMON STOCK -- 24.6%
AEROSPACE & DEFENSE -- 0.3%
CAE, Inc. ..................         36,324             306,282
Elbit Systems Ltd. .........            315              21,270
                                                        327,552

AUTO COMPONENTS -- 0.1%
Hankook Tire Company Ltd. ..          2,860              56,921     (a)

AUTOMOBILES -- 0.4%
Daimler AG (Regd.)..........          2,377             119,539
Toyota Motor Corp. .........          9,906             394,979
Toyota Motor Corp. ADR......            370              29,071
                                                        543,589

BEVERAGES -- 0.2%
Coca-Cola Icecek AS (Class
  C)........................          6,151              43,452
Diageo PLC..................          3,534              54,260
Heineken N.V. ..............          2,917             134,330
                                                        232,042


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

BUILDING PRODUCTS -- 0.1%
Asahi Glass Company Ltd. ...          8,000         $    64,779
Daikin Industries Ltd. .....          2,000              72,151
                                                        136,930

CAPITAL MARKETS -- 0.6%
Credit Suisse Group AG
  (Regd.)...................          5,603             310,483
Egyptian Financial Group-
  Hermes Holding............          8,484              46,090
Mirae Asset Securities
  Company Ltd. .............            540              32,265
Nomura Holdings Inc. .......         60,310             372,496
Woori Investment &
  Securities Company Ltd. ..          2,040              29,001
Yuanta Financial Holding
  Company Ltd. .............         43,782              32,413
                                                        822,748

CHEMICALS -- 0.9%
Linde AG....................          2,988             323,549
Potash Corp of Saskatchewan
  Inc. .....................          3,514             317,972
Potash Corp of Saskatchewan
  Inc. .....................            925              83,564
Sinofert Holdings Ltd. .....         85,693              37,705
Sociedad Quimica y Minera de
  Chile S.A. ADR (Series
  B)........................          3,239             126,742
SODIFF Advanced Materials
  Company Ltd. .............            399              32,441
Syngenta AG.................            924             212,022
Taiwan Fertilizer Company
  Ltd. .....................         14,000              50,081
                                                      1,184,076

COMMERCIAL BANKS -- 3.6%
Akbank TAS..................          8,766              50,720
Banco do Brasil S.A. .......          2,395              41,982
Banco Santander Chile ADR...            401              23,074
Banco Santander S.A.
  (Regd.)...................         47,003             755,747
Bank of China Ltd. .........         53,000              27,902
BNP Paribas.................          8,870             707,904
China Construction Bank
  Corp. ....................         36,000              28,800
China Merchants Bank Company
  Ltd. .....................         16,850              37,570
Credit Agricole S.A. .......         22,051             460,272
Grupo Financiero Banorte SAB
  de C.V. (Series O)........         15,885              53,118
HSBC Holdings PLC...........         51,286             587,294
Industrial & Commercial Bank
  of China..................         75,499              56,794
Intesa Sanpaolo S.p.A. .....         65,214             288,115
KB Financial Group Inc. ....          5,245             269,317
Lloyds Banking Group PLC....        170,493             282,767
Metropolitan Bank & Trust...         38,500              31,284
Mitsubishi UFJ Financial
  Group Inc. ...............         81,141             436,812
Raiffeisen International
  Bank Holding AG (Regd.)...            397              25,858
Siam Commercial Bank PCL....          8,778              21,873
Standard Bank Group Ltd. ...          2,600              33,334
State Bank of India Ltd.
  GDR.......................            496              45,086
Sumitomo Mitsui Financial
  Group Inc. ...............          3,377             118,054
The Bank of Yokohama Ltd. ..         39,702             195,107
                                                      4,578,784

COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Brambles Ltd. ..............         72,637             517,975
G4S PLC.....................         40,487             142,845
G4S PLC.....................         20,398              72,090
Pan Asia Environmental
  Protection Group Ltd. ....         76,277              11,712
                                                        744,622

COMMUNICATIONS EQUIPMENT -- 0.9%
Nokia OYJ...................          8,623             126,673
Research In Motion Ltd. ....         12,427             839,444     (a)
Research In Motion Ltd. ....          2,350             158,477     (a)
ZTE Corp. ..................          5,472              28,772
                                                      1,153,366

COMPUTERS & PERIPHERALS -- 0.1%
Asustek Computer Inc. ......         33,262              57,113
HTC Corp. ..................          5,143              56,473
                                                        113,586

CONSTRUCTION & ENGINEERING -- 0.4%
China State Construction
  International Holdings
  Ltd. .....................         75,354              29,461
Doosan Heavy Industries and
  Construction Company
  Ltd. .....................            880              50,339
Empresas ICA SAB de C.V. ...         22,810              53,710     (a)
Larsen & Toubro Ltd. .......          5,383             189,024
Murray & Roberts Holdings
  Ltd. .....................          5,148              40,321
Vinci S.A. .................          3,395             191,849
                                                        554,704

CONSTRUCTION MATERIALS -- 0.2%
Cemex SAB de C.V. ADR.......          2,608              33,695     (a)
CRH PLC.....................          8,831             244,999
                                                        278,694

DIVERSIFIED FINANCIAL SERVICES -- 0.2%
Deutsche Boerse AG..........          2,592             211,600
Reliance Capital Ltd. ......          1,101              21,010
                                                        232,610


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
Telefonica S.A. ............         11,075         $   305,231
Telekomunikasi Indonesia Tbk
  PT (Series B).............         41,000              36,694
Telstra Corporation Ltd. ...         45,360             130,906
                                                        472,831

ELECTRIC UTILITIES -- 0.4%
CEZ AS......................            420              22,313
E.ON AG.....................          6,435             272,587
Iberdrola S.A. .............         24,121             236,403
                                                        531,303

ELECTRICAL EQUIPMENT -- 0.4%
ABB Ltd. (Regd.)............          9,998             200,413     (a)
ABB Ltd. ADR................          9,626             192,905     (a)
Alstom S.A. ................          1,131              82,444
Schneider Electric S.A. ....            475              48,088
Zhuzhou CSR Times Electric
  Company Ltd. .............         15,375              26,861
                                                        550,711

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%
Delta Electronics, Inc. ....         26,785              76,236
HON HAI Precision Industry
  Company Ltd. .............          9,892              39,694
                                                        115,930

ENERGY EQUIPMENT & SERVICES -- 1.0%
Saipem S.p.A. ..............          3,324              99,992
Tesco Corp. ................          5,428              43,315     (a)
Transocean Ltd. ............         14,002           1,197,591     (a)
                                                      1,340,898

FOOD & STAPLES RETAILING -- 0.7%
Koninklijke Ahold N.V. .....         10,818             129,980
Metro AG....................          3,649             206,149
President Chain Store
  Corp. ....................         10,224              25,061     (a)
Shinsegae Company Ltd. .....            110              55,548
Tesco PLC...................         64,265             410,718
X5 Retail Group N.V. GDR....          1,209              29,379     (a)
                                                        856,835

FOOD PRODUCTS -- 1.0%
China Agri-Industries
  Holdings Ltd. ............         28,000              26,193
Cosan SA Industria e
  Comercio..................          6,000              65,873     (a)
Groupe Danone...............          6,290             378,613
IOI Corp. Bhd...............         18,750              28,171
Nestle S.A. (Regd.).........         13,866             590,105
Nestle S.A. ADR.............          1,851              79,019
Perdigao S.A. ..............          1,800              47,687     (a)
Want Want China Holdings
  Ltd. .....................         30,679              18,051
                                                      1,233,712

HEALTHCARE EQUIPMENT & SUPPLIES -- 0.3%
Cie Generale d'Optique
  Essilor International
  S.A. .....................          7,123             405,483

HEALTHCARE PROVIDERS & SERVICES -- 0.0%*
Diagnosticos da America
  S.A. .....................          1,479              38,038     (a)

HOUSEHOLD DURABLES -- 0.0%*
Desarrolladora Homex SAB de
  C.V. .....................          5,809              36,467     (a)

HOUSEHOLD PRODUCTS -- 0.4%
LG Household & Health Care
  Ltd. .....................            120              26,887
Reckitt Benckiser Group
  PLC.......................         10,608             518,817
                                                        545,704

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*
Huaneng Power International,
  Inc. .....................         40,000              26,426

INDUSTRIAL CONGLOMERATES -- 0.7%
Chongqing Machinery &
  Electric Company Ltd. ....        114,545              19,805     (a)
Koninklijke Philips
  Electronics N.V. .........         13,500             328,356
MAX India Ltd. .............          5,424              20,814     (a)
Siemens AG (Regd.)..........          5,170             478,206
Siemens AG ADR..............            555              51,593
                                                        898,774

INSURANCE -- 0.9%
AXA S.A. ...................          8,941             241,778
China Life Insurance Company
  Ltd. .....................         12,855              55,981
Prudential PLC..............         36,812             354,135
Samsung Fire & Marine
  Insurance Company Ltd. ...            220              44,999
Sony Financial Holdings
  Inc. .....................            101             290,924     (a)
Tong Yang Life Insurance....          1,381              19,925     (a)
Zurich Financial Services
  AG........................            663             157,500
                                                      1,165,242

INTERNET SOFTWARE & SERVICES -- 0.3%
Baidu, Inc ADR..............          1,080             422,334     (a)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

MACHINERY -- 0.2%
China South Locomotive and
  Rolling Stock Corp. ......        239,041         $   138,797
Mitsubishi Heavy Industries
  Ltd. .....................         44,000             167,085
                                                        305,882

MEDIA -- 0.3%
Focus Media Holding Ltd.
  ADR.......................          3,578              39,501     (a)
Vivendi.....................         12,443             384,584
                                                        424,085

METALS & MINING -- 1.5%
Anglo Platinum Ltd. ........             62               5,457
Barrick Gold Corp. .........          2,221              84,176
BHP Billiton PLC............         15,898             434,284
China Molybdenum Company
  Ltd. .....................         21,000              16,800
Harmony Gold Mining Company
  Ltd. ADR..................          2,373              25,961
Hidili Industry
  International Development
  Ltd. .....................         19,615              18,324
Kinross Gold Corp. .........          4,579              99,532
New World Resources N.V.
  (Class A).................          3,664              36,098
Polymetal GDR...............          2,072              16,390    (a,b)
POSCO.......................            110              45,466
Rio Tinto PLC (Regd.).......          9,908             422,860
Sumitomo Metal Industries
  Ltd. .....................        105,003             259,180
Tata Steel Ltd. ............          2,080              22,028
ThyssenKrupp AG.............          2,761              94,961
Vale S.A. ..................         14,915             305,907     (h)
                                                      1,887,424

MULTI-UTILITIES -- 0.8%
GDF Suez....................          2,053              91,061
National Grid PLC...........         41,844             404,216
RWE AG......................            399              37,017
Veolia Environnement........         11,593             443,802
                                                        976,096

OIL, GAS & CONSUMABLE FUELS -- 2.1%
BG Group PLC................         17,808             309,591
BP PLC......................         22,375             197,894
China Shenhua Energy Company
  Ltd. .....................          9,500              41,309
CNOOC Ltd. .................         37,000              49,842
ENI S.p.A. .................          9,699             242,144
Gazprom OAO ADR.............          6,198             146,521     (h)
LUKOIL ADR..................          1,480              80,216
Paladin Energy Ltd. ........         43,287             171,913     (a)
PetroChina Company Ltd. ....         42,000              47,527
Petroleo Brasileiro S.A.
  ADR.......................         10,602             416,765     (h)
Reliance Industries Ltd. ...            468              21,419
Reliance Industries Ltd.
  GDR.......................            519              47,800     (b)
Suncor Energy Inc. .........          9,880             341,453
Suncor Energy Inc. .........          1,656              57,705
Total S.A. .................          8,129             482,475
                                                      2,654,574

PERSONAL PRODUCTS -- 0.2%
Shiseido Company Ltd. ......         14,647             256,018

PHARMACEUTICALS -- 1.4%
Bayer AG....................          6,655             460,602
Daiichi Sankyo Company
  Ltd. .....................          5,600             115,897
Novartis AG (Regd.).........          6,469             323,247
Roche Holding AG............          5,104             823,900
Sinopharm Group Co. ........            648               1,643     (a)
Teva Pharmaceutical
  Industries Ltd. ADR.......          1,013              51,217
Yuhan Corp. ................            106              17,138
                                                      1,793,644

PROFESSIONAL SERVICES -- 0.1%
The Capita Group PLC........         10,200             117,864

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
CapitaLand Ltd. ............         41,000             108,243
Franshion Properties China
  Ltd. .....................        107,447              30,501
Hung Poo Real Estate
  Development Corp. ........         26,825              43,140
Mitsubishi Estate Company
  Ltd. .....................         19,982             315,124
Shenzhen Investment Ltd. ...         47,637              18,440
Sun Hung Kai Properties
  Ltd. .....................          4,048              59,753
                                                        575,201

ROAD & RAIL -- 0.1%
East Japan Railway Co. .....          1,151              83,045

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
ASM Pacific Technology
  Ltd. .....................          3,183              22,568
Samsung Electronics Company
  Ltd. .....................            740             511,861
Taiwan Semiconductor
  Manufacturing Company
  Ltd. .....................        262,483             526,632
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................          2,605              28,551
                                                      1,089,612

SOFTWARE -- 0.0%*
Nintendo Company Ltd. ......            200              51,377


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

SPECIALTY RETAIL -- 0.4%
Esprit Holdings Ltd. .......         28,614         $   191,989
Hennes & Mauritz AB (Series
  B)........................          2,733             153,009
Yamada Denki Company Ltd. ..          2,360             160,259     (a)
                                                        505,257

TEXTILES APPAREL & LUXURY GOODS -- 0.1%
Adidas AG...................          2,999             158,556

TRANSPORTATION INFRASTRUCTURE -- 0.0%*
Dalian Port PDA Company
  Ltd. .....................         31,783              13,082

WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
America Movil SAB de C.V.
  ADR (Series L)............          2,749             120,489
Bharti Airtel Ltd. .........          4,180              36,387
China Mobile Ltd. ..........         17,996             175,315
Idea Cellular Ltd. .........         11,991              18,757     (a)
Mobile Telesystems OJSC
  ADR.......................          2,265             109,331
MTN Group Ltd. .............         18,695             301,365
Philippine Long Distance
  Telephone Co. ............            406              20,651
Turkcell Iletisim Hizmet
  AS........................          1,170               8,344
Turkcell Iletisim Hizmet AS
  ADR.......................          2,468              44,103
Vodafone Group PLC..........        137,314             307,898
                                                      1,142,640

TOTAL COMMON STOCK
  (COST $31,172,777)........                         31,635,269

------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.1%
Itau Unibanco Banco Multiplo
  S.A. .....................          6,491             130,068

ELECTRIC UTILITIES -- 0.0%*
Cia Energetica de Minas
  Gerais....................          1,418              21,490

MEDIA -- 0.0%*
NET Servicos de Comunicacao
  S.A. .....................          2,036              23,553     (a)

METALS & MINING -- 0.1%
Cia Vale do Rio Doce........          7,902             162,333

OIL, GAS & CONSUMABLE FUELS -- 0.1%
Petroleo Brasileiro S.A. ...          3,165              62,177

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Vivo Participacoes S.A. ....          2,678              67,191

TOTAL PREFERRED STOCK
  (COST $259,540)...........                            466,812

------------------------------------------------------------------------
RIGHTS -- 0.0%*
------------------------------------------------------------------------

COMMERCIAL BANKS
BNP Paribas
  (COST $0).................          8,870              19,189     (a)

TOTAL FOREIGN EQUITY
  (COST $31,432,317)........                         32,121,270




                                             PRINCIPAL
                                                AMOUNT          VALUE
BONDS AND NOTES -- 23.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 4.0%
U.S. Treasury Bonds
  3.50%      02/15/39....................   $  683,200    $   618,937
  4.25%      05/15/39....................      389,000        402,433
U.S. Treasury Notes
  0.88%      01/31/11 - 05/31/11.........      568,600        570,199
  1.13%      06/30/11....................    2,090,300      2,102,384     (h)
  1.25%      11/30/10....................       41,100         41,463
  1.75%      08/15/12....................      230,100        232,473
  2.25%      05/31/14....................      198,800        199,406
  2.63%      07/31/14....................      460,800        468,504
  2.75%      02/15/19....................       23,600         22,521
  3.63%      10/31/09....................      267,000        267,761
  4.50%      11/15/10....................       13,000         13,584
  4.63%      11/15/09 - 10/31/11.........      221,000        235,414
                                                            5,175,079

FEDERAL AGENCIES -- 1.3%
Federal Home Loan Mortgage Corp.
  4.13%      09/27/13....................      152,000        162,961
  4.88%      02/09/10....................      335,000        340,441
  5.13%      11/17/17....................      300,000        333,324
Federal National Mortgage Assoc.
  3.63%      02/12/13....................      194,000        205,286
  3.88%      07/12/13....................      550,000        586,003
                                                            1,628,015


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE

AGENCY MORTGAGE BACKED -- 6.4%
Federal Home Loan Mortgage Corp.
  4.50%      06/01/33 - 02/01/35.........   $   19,113    $    19,433     (h)
  5.00%      07/01/35....................       58,703         60,951     (h)
  5.50%      05/01/20 - 04/01/39.........      394,688        416,775     (h)
  6.00%      04/01/17 - 11/01/37.........      411,414        436,189     (h)
  6.50%      01/01/27 - 07/01/36.........      149,494        160,486     (h)
  7.00%      10/01/16 - 08/01/36.........       37,461         40,817     (h)
  7.50%      11/01/09 - 09/01/33.........       15,180         17,031     (h)
  8.00%      04/01/30 - 11/01/30.........        3,101          3,521     (h)
  9.00%      04/01/16 - 06/01/21.........        2,818          3,106     (h)
  5.50%      TBA.........................      195,000        204,080     (c)
Federal National Mortgage Assoc.
  4.00%      05/01/19 - 06/01/19.........       61,199         63,654     (h)
  4.50%      05/01/18 - 12/01/34.........      241,762        252,408     (h)
  5.00%      07/01/20 - 04/01/39.........      351,486        364,930     (h)
  5.25%      04/01/37....................       35,235         37,215     (i)
  5.47%      04/01/37....................       31,210         33,014     (i)
  5.48%      04/01/37....................       28,569         30,200     (i)
  5.50%      03/01/14 - 12/01/38.........    2,752,267      2,894,174     (h)
  5.52%      04/01/37....................       13,034         13,776     (i)
  5.57%      04/01/37....................       36,829         39,054     (i)
  5.67%      04/01/37....................       25,164         26,608     (i)
  5.72%      04/01/37....................       14,958         15,867     (i)
  5.81%      03/01/37....................        2,678          2,835     (i)
  6.00%      07/01/14 - 03/01/38.........      847,611        898,699     (h)
  6.03%      10/01/37....................       45,075         47,836     (i)
  6.50%      01/01/15 - 02/01/35.........      529,874        570,465     (h)
  7.00%      10/01/16 - 06/01/36.........      131,467        144,409     (h)
  7.50%      12/01/09 - 03/01/34.........       49,161         54,676     (h)
  8.00%      12/01/11 - 11/01/33.........       22,617         25,308     (h)
  8.50%      07/01/30 - 05/01/31.........        2,346          2,687     (h)
  9.00%      04/01/16 - 12/01/22.........        7,583          8,251     (h)
  4.50%      TBA.........................       95,000         96,217     (c)
  5.50%      TBA.........................       52,000         54,389     (c)
  6.00%      TBA.........................      458,000        483,190     (c)
  6.50%      TBA.........................      190,000        203,062     (c)
  7.00%      TBA.........................       55,000         59,950     (c)
Government National Mortgage Assoc.
  4.50%      08/15/33 - 09/15/34.........       95,944         98,037     (h)
  5.00%      08/15/33....................       27,585         28,777     (h)
  6.00%      04/15/30 - 09/15/36.........       65,976         70,203     (h)
  6.50%      02/15/24 - 08/15/36.........      150,897        161,656     (h)
  7.00%      03/15/12 - 09/15/36.........       47,854         51,872     (h)
  8.00%      09/15/29 - 06/15/30.........          267            304     (h)
  8.50%      10/15/17....................       31,013         33,671     (h)
  9.00%      11/15/16 - 12/15/21.........       38,655         42,379     (h)
                                                            8,272,162

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
Collateralized Mortgage Obligation Trust (Class B)
  9.24%      11/01/18....................        1,060          1,023  (d,f,q,h)
Federal Home Loan Mortgage Corp.
  0.21%      09/25/43....................      297,388          1,727  (g,h,i,s)
  0.62%      09/15/34....................       44,791         38,608    (d,f)
  0.66%      11/15/37....................       81,001         68,890    (d,f)
  4.50%      10/15/16 - 03/15/19.........      124,938          8,618   (g,h,s)
  5.00%      05/15/17 - 12/01/34.........      507,496         68,433   (g,h,s)
  5.00%      05/15/38....................       31,798         31,460
  5.50%      04/15/17 - 06/15/33.........       94,626         12,115   (g,h,s)
  7.50%      01/15/16....................        3,906          4,009     (h)
  7.50%      07/15/27....................        9,524          2,020   (g,h,s)
  8.00%      04/15/20....................          455            492     (h)
  8.00%      02/01/23 - 07/01/24.........        3,526            680   (g,h,s)
  9.62%      12/15/33....................       35,255         38,535    (h,i)
Federal Home Loan Mortgage STRIPS
  9.21%      08/01/27....................          818            680   (d,f,h)
Federal National Mortgage Assoc.
  1.20%      12/25/42....................      131,624          4,808  (g,h,i,s)
  4.50%      05/25/18....................       15,956            729   (g,h,s)
  4.75%      11/25/14....................        2,958             17   (g,h,s)
  5.00%      08/25/17 - 02/25/32.........       92,237          8,517   (g,h,s)
  5.00%      10/25/35 - 08/25/38.........       82,994         82,753
  5.50%      01/25/33....................      144,832        151,907
  6.75%      10/25/29....................       48,812          4,561  (g,h,i,s)
  7.35%      09/25/42....................      179,945         25,180  (g,h,i,s)
  7.45%      08/25/16....................       18,007            939  (g,h,i,s)
  16.07%     03/25/31....................       46,064         51,682    (h,i)
Federal National Mortgage Assoc. (Class
  1)
  1.30%      11/01/34....................       63,421         55,346   (d,f,h)
  4.50%      09/01/35 - 01/01/36.........      221,613         37,685    (g,s)
  5.00%      05/25/38....................       84,332         12,723    (g,s)
Federal National Mortgage Assoc. (Class
  2)
  4.50%      08/01/35....................       68,028         11,546    (g,s)
  5.00%      03/25/38....................       82,115         13,243    (g,s)
  5.50%      12/01/33....................       18,808          3,352    (g,s)
  7.50%      11/01/23....................       29,179          4,545   (g,h,s)
  8.00%      08/01/23 - 07/01/24.........        7,908          1,574   (g,h,s)
  8.50%      03/01/17 - 07/25/22.........        2,712            478   (g,h,s)
  9.00%      05/25/22....................        1,311            256   (g,h,s)
Federal National Mortgage Assoc. (Class
  B)
  6.30%      12/25/22....................        1,303          1,233   (d,f,h)
Federal National Mortgage Assoc. (Class
  H)
  5.00%      10/25/22....................       26,388          2,508   (g,h,s)
Federal National Mortgage Assoc. (Class
  K)
  1008.00%   05/25/22....................            7            135   (g,h,s)
Government National Mortgage Assoc.

  1.00%      01/20/37....................      292,077         29,312   (g,i,s)
  6.15%      05/20/39....................      194,426         19,171   (g,i,s)
                                                              801,490


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE

ASSET BACKED -- 0.1%
Bear Stearns Asset Backed Securities Trust (Class A)
  0.62%      1/25/34.....................   $    6,444    $     4,410    (h,i)
Chase Funding Mortgage Loan Asset-Backed
  Certificates
  0.75%      03/25/32....................        8,765          4,987    (h,i)
Discover Card Master Trust I (Class A)
  0.57%      06/16/15....................       20,000         18,136     (i)
Discover Card Master Trust I (Class B)
  (Series 2)
  0.42%      05/15/12....................       30,000         28,123     (i)
Mid-State Trust
  7.54%      07/01/35....................        5,426          4,636    (h,q)
Residential Asset Mortgage Products Inc.
  0.49%      03/25/34....................          301            288    (h,i)
Residential Asset Securities Corp.
  0.75%      07/25/32....................        3,277          1,548    (h,i)
Residential Asset Securities Corp. (Class
  A)
  4.16%      07/25/30....................        2,959          2,885   (h,i,q)
Wells Fargo Home Equity Trust
  3.97%      05/25/34....................        5,781          5,656   (h,i,q)
                                                               70,669

CORPORATE NOTES -- 8.9%
AMC Entertainment Inc.
  8.75%      06/01/19....................       89,000         91,892
American Express Company

  8.13%      05/20/19....................       18,000         21,288
Anheuser-Busch InBev Worldwide Inc.
  7.20%      01/15/14....................       35,000         39,405    (b,h)
  7.75%      01/15/19                           85,000        100,577     (b)
Apria Healthcare Group Inc.
  11.25%     11/01/14....................       56,000         60,200     (b)
ARAMARK Corp.
  8.50%      02/01/15....................       84,000         84,735
  Arch Coal, Inc.
  8.75%      08/01/16....................       10,000         10,300     (b)
Archer-Daniels-Midland Co.
  6.45%      01/15/38....................       60,000         69,075     (h)
Arizona Public Service Co.
  6.25%      08/01/16....................       20,000         20,889     (h)
AT&T Inc.
  6.40%      05/15/38....................      102,000        108,279     (h)
  6.70%      11/15/13....................       50,000         56,648     (h)
Axtel SAB de C.V.
  9.00%      09/22/19....................        4,000          4,060     (b)
Banco Mercantil del Norte S.A.
  6.14%      10/13/16....................        8,000          7,685     (i)
Bank of America Corp.
  5.75%      12/01/17....................      180,000        179,672     (h)
  6.50%      08/01/16....................       70,000         73,581
  7.38%      05/15/14....................       15,000         16,690
Barclays Bank PLC
  5.20%      07/10/14....................      100,000        105,632
Berkshire Hathaway Finance Corp.
  5.00%      08/15/13....................       33,000         35,842
Bristol-Myers Squibb Co.
  5.88%      11/15/36....................       16,000         17,709     (h)
Bunge Ltd. Finance Corp.
  8.50%      06/15/19....................       29,000         33,432
CA, Inc.
  6.13%      12/01/14....................       53,000         57,047
Cargill Inc.
  5.20%      01/22/13....................       62,000         65,013    (b,h)
  6.00%      11/27/17....................       25,000         27,071    (b,h)
Carolina Power & Light Co.
  5.15%      04/01/15....................       26,000         28,031     (h)
  5.70%      04/01/35....................       13,000         13,952     (h)
  6.13%      09/15/33....................        8,000          9,031     (h)
Case New Holland Inc.
  7.75%      09/01/13....................       76,000         75,620
Cenovus Energy Inc.
  4.50%      09/15/14....................       39,000         39,849     (b)
  6.75%      11/15/39....................       71,000         76,505     (b)
Central American Bank for Economic
  Integration
  5.38%      09/24/14....................       40,000         40,050     (b)
CenturyTel, Inc.
  6.15%      09/15/19....................       18,000         18,054
Chesapeake Energy Corp.
  7.25%      12/15/18....................       85,000         80,325
Cincinnati Bell Inc.
  8.25%      10/15/17....................       30,000         29,569
Citigroup, Inc.
  5.00%      09/15/14....................       44,000         41,870
  5.13%      05/05/14....................       43,000         42,509
  6.38%      08/12/14....................      124,000        128,202
  8.50%      05/22/19....................       59,000         66,601
CME Group Inc.
  5.40%      08/01/13....................       77,000         83,240
Comcast Corp.
  6.50%      01/15/15....................       35,000         39,000
Community Health Systems, Inc.
  8.88%      07/15/15....................       84,000         86,100
Consolidated Edison Company of New York
  Inc.
  5.85%      04/01/18....................       30,000         32,701     (h)
  6.65%      04/01/19....................       30,000         34,663
  7.13%      12/01/18....................      100,000        118,612
Continental Resources, Inc.
  8.25%      10/01/19....................       24,000         24,660     (b)
COX Communications Inc.
  6.25%      06/01/18....................       33,000         35,010     (b)
  7.13%      10/01/12....................        9,000         10,040     (h)
  7.75%      11/01/10....................       35,000         37,037     (h)
Credit Suisse
  6.00%      02/15/18....................      116,000        121,447     (h)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE
CSX Corp.

  6.25%      03/15/18....................   $   34,000    $    36,873
CVS Caremark Corp.
  5.75%      06/01/17....................       15,000         16,058
  6.13%      09/15/39....................       54,000         54,930
  6.60%      03/15/19....................       16,000         18,036
DASA Finance Corp.
  8.75%      05/29/18....................       56,000         59,360
Diageo Capital PLC
  5.20%      01/30/13....................       30,000         32,150     (h)
  7.38%      01/15/14....................       30,000         34,767
DirecTV Financing Company Inc.
  4.75%      10/01/14....................       70,000         70,000     (b)
  5.88%      10/01/19....................       24,000         23,850     (b)
Dominion Resources, Inc.
  5.20%      08/15/19....................       35,000         36,341
Dover Corp.
  6.50%      02/15/11....................       30,000         31,961     (h)
Duke Energy Indiana Inc.
  6.35%      08/15/38....................       46,000         54,252
Dynegy Holdings Inc.
  7.50%      06/01/15....................       84,000         77,700
Ecopetrol S.A.
  7.63%      07/23/19....................       11,000         12,045     (b)
Eli Lilly & Co.
  4.20%      03/06/14....................       44,000         46,686
ERP Operating LP (REIT)
  5.25%      09/15/14....................       18,000         18,261
Exelon Generation Company LLC
  5.20%      10/01/19....................       49,000         49,536
  6.25%      10/01/39....................       44,000         44,909
Frontier Communications Corp.
  8.13%      10/01/18....................       36,000         36,225
Gaz Capital S.A.
  9.25%      04/23/19....................      100,000        111,625
GlaxoSmithKline Capital Inc.
  4.85%      05/15/13....................       42,000         45,122
  6.38%      05/15/38....................       31,000         36,546
Globo Comunicacao e Participacoes S.A.
  7.25%      04/26/22....................      100,000        105,000     (b)
HCA Inc.
  7.88%      02/15/20....................       84,000         84,315     (b)
  9.25%      11/15/16....................       76,000         78,565
Health Management Associates, Inc.
  6.13%      04/15/16....................       75,000         69,750
Holcim US Finance Sarl & Cie SCS
  6.00%      12/30/19....................       21,000         21,256     (b)
Host Hotels & Resorts LP (REIT)
  9.00%      05/15/17....................       97,000        102,820     (b)
HSBC Bank USA N.A.
  4.63%      04/01/14....................      100,000        103,207
HSBC Finance Corp.
  5.00%      06/30/15....................      134,000        134,513
  5.70%      06/01/11....................      100,000        103,726
  6.75%      05/15/11....................       30,000         31,620
Hutchison Whampoa International 09/16
  Ltd.
  4.63%      09/11/15....................      100,000         99,255     (b)
Hyatt Hotels Corp.
  6.88%      08/15/19....................       72,000         73,882
IIRSA Norte Finance Ltd.
  8.75%      05/30/24....................      116,794        119,714    (b,h)
Illinois Power Co.
  9.75%      11/15/18....................       52,000         65,282
Ingles Markets Inc.
  8.88%      05/15/17....................       74,000         75,850
Intergen N.V.
  9.00%      06/30/17....................       75,000         77,250     (b)
International Business Machines Corp.
  7.63%      10/15/18....................      100,000        123,057
International Paper Co.
  7.50%      08/15/21....................       36,000         38,144
Jefferies Group, Inc.
  8.50%      07/15/19....................       25,000         26,459
Johnson & Johnson
  5.85%      07/15/38....................       30,000         33,767
JPMorgan Chase & Co.
  5.13%      09/15/14....................      106,000        110,432
  6.30%      04/23/19....................       26,000         28,385
  6.40%      05/15/38....................       46,000         51,499
JPMorgan Chase Bank
  5.88%      06/13/16....................       30,000         31,424
KazMunaiGaz Finance Sub BV
  11.75%     01/23/15....................      100,000        118,250     (b)
Kellogg Co.
  5.13%      12/03/12....................       28,000         30,394
Kimberly-Clark Corp.
  7.50%      11/01/18....................       17,000         21,166
Kreditanstalt fuer Wiederaufbau
  3.50%      03/10/14....................      249,000        259,060
  4.13%      10/15/14....................      108,000        110,685
  4.50%      07/16/18....................       55,000         58,232
L-3 Communications Corp.
  5.20%      10/15/19....................       25,000         24,911     (b)
Lincoln National Corp.
  8.75%      07/01/19....................       36,000         41,636
Majapahit Holding BV
  7.75%      10/17/16....................      100,000        105,000     (b)
Massey Energy Co.
  6.88%      12/15/13....................       75,000         72,375
McDonald's Corp.
  6.30%      03/01/38....................       42,000         49,164
Merrill Lynch & Company Inc.
  6.05%      08/15/12....................       31,000         33,061
  6.88%      04/25/18....................       61,000         64,154


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE
MetLife, Inc. (Series A)
  6.82%      08/15/18....................   $   64,000    $    71,232
Midamerican Energy Holdings Co.
  6.13%      04/01/36....................       50,000         53,972
Morgan Stanley
  5.05%      01/21/11....................       29,000         29,997
  5.63%      09/23/19....................      100,000         98,330
  6.00%      04/28/15....................       67,000         70,951
  7.30%      05/13/19....................      135,000        148,537
Munich Re America Corp. (Series B)
  7.45%      12/15/26....................       30,000         32,760     (h)
National Agricultural Cooperative
  Federation
  5.00%      09/30/14....................       33,000         33,289     (b)
Newmont Mining Corp.
  5.13%      10/01/19....................       70,000         69,969
  6.25%      10/01/39....................       80,000         79,457
News America Inc.
  5.65%      08/15/20....................       25,000         25,343
Nexen Inc.

  7.50%      07/30/39....................       42,000         45,735
NGPL Pipeco LLC
  7.12%      12/15/17....................       32,000         35,805     (b)
NorthWestern Corp.
  5.88%      11/01/14....................       88,000         92,736     (h)
NRG Energy, Inc.
  7.38%      02/01/16....................       75,000         72,562
Oncor Electric Delivery Company
  5.95%      09/01/13....................       50,000         54,111
OPTI Canada Inc.
  8.25%      12/15/14....................       42,000         32,550
Oracle Corp.
  5.00%      07/08/19....................       36,000         37,871
Pacific Gas & Electric Co.
  5.80%      03/01/37....................       30,000         32,478
Pacificorp
  6.25%      10/15/37....................        2,000          2,308
Parker Hannifin Corp.
  5.50%      05/15/18....................       47,000         49,935
Pemex Finance Ltd.
  9.03%      02/15/11....................       23,100         24,082     (h)
PepsiCo, Inc.
  5.00%      06/01/18....................       12,000         12,846
  7.90%      11/01/18....................       58,000         73,238
Petrobras International Finance Co.
  7.88%      03/15/19....................       22,000         25,382
Petroleos Mexicanos
  4.88%      03/15/15....................       60,000         59,250     (b)
  8.00%      05/03/19....................       10,000         11,420
Pfizer Inc.
  6.20%      03/15/19....................       34,000         38,323
  7.20%      03/15/39....................       16,000         20,138
Plains All American Pipeline LP
  4.25%      09/01/12....................       53,000         54,485
PNC Funding Corp.
  4.25%      09/21/15....................       36,000         36,141
Potomac Electric Power Co.
  7.90%      12/15/38....................       12,000         16,054
Pride International, Inc.
  8.50%      06/15/19....................       40,000         44,000
Princeton University (Series A)
  5.70%      03/01/39....................       10,000         11,006
Principal Financial Group, Inc.
  8.88%      05/15/19....................       60,000         71,890
Prudential Financial, Inc.
  3.63%      09/17/12....................       18,000         18,111
  5.15%      01/15/13....................       41,000         42,210
  7.38%      06/15/19....................       35,000         39,060
Public Service Company of Colorado
  7.88%      10/01/12....................       50,000         58,109
QVC Inc.
  7.50%      10/01/19....................       29,000         29,036     (b)
Qwest Communications International Inc.
  8.00%      10/01/15....................       36,000         35,955     (b)
RailAmerica, Inc.
  9.25%      07/01/17....................       76,000         79,610     (b)
Republic Services Inc.
  5.50%      09/15/19....................       25,000         25,754
Rio Tinto Finance USA Ltd.
  8.95%      05/01/14....................       18,000         21,243
  9.00%      05/01/19....................       24,000         29,462
Roche Holdings Inc.
  6.00%      03/01/19....................       34,000         37,847     (b)
Safeway Inc.
  6.25%      03/15/14....................       48,000         53,027
SBA Telecommunications Inc.
  8.00%      08/15/16....................       16,000         16,360     (b)
  8.25%      08/15/19....................       22,000         22,660     (b)
Security Benefit Life Insurance
  8.75%      05/15/16....................       25,000          6,250    (b,q)
Simon Property Group LP (REIT)
  6.75%      05/15/14....................       42,000         45,044
Southern California Edison Co.
  5.50%      08/15/18....................       58,000         63,487
Spirit Aerosystems Inc.
  7.50%      10/01/17....................       36,000         35,820     (b)
Talisman Energy Inc.
  7.75%      06/01/19....................       40,000         47,033
Target Corp.
  7.00%      01/15/38....................       62,000         72,563
Teck Resources Ltd.
  9.75%      05/15/14....................       34,000         37,400
  10.75%     05/15/19....................       52,000         60,450
Telecom Italia Capital S.A.
  6.20%      07/18/11....................       21,000         22,363
  7.18%      06/18/19....................       50,000         55,792
Telefonica Emisiones SAU
  5.86%      02/04/13....................       75,000         81,685
Tesoro Corp. (Series B)
  6.63%      11/01/15....................       91,000         84,175


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE
The Allstate Corp.
  7.45%      05/16/19....................   $   26,000    $    30,989
The Bank of New York Mellon Corp.
  4.95%      03/15/15....................       34,000         36,232
The Bear Stearns Companies LLC
  6.95%      08/10/12....................       80,000         89,055     (h)
The Dow Chemical Co.
  5.90%      02/15/15....................       50,000         51,319
  8.55%      05/15/19....................       36,000         40,469
The Goldman Sachs Group, Inc.
  5.25%      10/15/13....................       24,000         25,479
  6.00%      05/01/14....................       98,000        106,579
  6.60%      01/15/12....................        9,000          9,773
  7.50%      02/15/19....................       26,000         29,734
The Kroger Co.
  6.15%      01/15/20....................       60,000         66,352
The Procter & Gamble Co.
  5.50%      02/01/34....................       17,000         17,940
The Toledo Edison Company
  7.25%      05/01/20....................       16,000         18,842
The Travelers Companies, Inc.
  5.80%      05/15/18....................       30,000         33,240
Thomson Reuters Corp.
  5.95%      07/15/13....................       46,000         50,499
Ticketmaster Entertainment, Inc.
  10.75%     08/01/16....................      250,000        256,250
Time Warner Cable Inc.
  6.75%      07/01/18....................       54,000         59,657
  7.50%      04/01/14....................       32,000         36,702
  8.75%      02/14/19....................       52,000         64,060
Time Warner Inc.
  5.88%      11/15/16....................       46,000         48,779
Transocean Inc.
  6.00%      03/15/18....................       31,000         33,115
Tyco International Finance S.A.
  4.13%      10/15/14....................       18,000         17,938
UBS Luxembourg S.A. for OJSC Vimpel
  Communications
  8.00%      02/11/10....................      100,000        102,250
Union Electric Co.
  6.70%      02/01/19....................       48,000         54,173
United Technologies Corp.
  6.13%      07/15/38....................       35,000         40,321
Verizon Communications Inc.
  5.25%      04/15/13....................       22,000         23,822
  6.35%      04/01/19....................       20,000         22,085
  6.40%      02/15/38....................       20,000         21,370
  6.90%      04/15/38....................       30,000         34,166
  8.75%      11/01/18....................       46,000         57,465
Verizon Global Funding Corp.
  7.25%      12/01/10....................       61,000         64,921
Verizon Wireless Capital LLC
  5.55%      02/01/14....................       74,000         79,970     (b)
  7.38%      11/15/13....................       91,000        104,501     (b)
VTB Capital SA for Vneshtorgbank
  6.32%      02/04/15....................      100,000         98,305     (i)
Walgreen Co.
  4.88%      08/01/13....................       23,000         24,793
  5.25%      01/15/19....................       47,000         51,095
Wal-Mart Stores, Inc.
  5.80%      02/15/18....................       66,000         74,137
WEA Finance LLC
  7.50%      06/02/14....................       52,000         56,041     (b)
  6.75%      09/02/19....................       36,000         36,414     (b)
Wells Fargo & Co.
  4.38%      01/31/13....................       30,000         30,979
  5.63%      12/11/17....................       15,000         15,756
Windstream Corp.
  7.88%      11/01/17....................       38,000         37,442     (b)
Wyeth
  5.50%      03/15/13....................       75,000         81,190
XL Capital Ltd.
  5.25%      09/15/14....................       61,000         59,882
Xstrata Finance Canada Ltd.
  5.80%      11/15/16....................       35,258         34,666     (b)
XTO Energy Inc.
  6.38%      06/15/38....................       24,000         25,591
  6.50%      12/15/18....................       13,000         14,352
                                                           11,481,272

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
Banc of America Commercial Mortgage Inc. (Class A)
  5.49%      02/10/51....................       15,625         12,734
  5.84%      06/10/49....................       80,000         65,530
Banc of America Funding Corp.
  5.61%      03/20/36....................       31,506          2,577   (h,i,q)
  5.62%      02/20/36....................       42,088            577   (h,i,q)
Banc of America Mortgage Securities Inc.
  (Class B)
  5.34%      01/25/36....................       31,578          1,957   (h,i,q)
Bear Stearns Commercial Mortgage
  Securities
  4.75%      02/13/46....................       70,000         69,377     (i)
  5.24%      12/11/38....................       35,000         25,496
  5.33%      02/11/44....................       50,000         45,009
  5.48%      10/12/41....................       79,000         79,202     (h)
  5.57%      03/11/39....................       35,000         35,265    (h,i)
  5.61%      06/11/50....................       50,000         49,962
  5.69%      06/11/50....................       60,000         52,946     (i)
  5.91%      06/11/40....................       30,000         15,910     (i)
  6.41%      11/11/17....................       40,000         23,027     (i)
Bear Stearns Commercial Mortgage
  Securities (Class A)
  5.54%      10/12/41....................      170,000        162,080
  5.63%      04/12/38....................       25,000         25,202     (i)
  5.92%      06/11/50....................       30,000         22,292     (i)
Citigroup Commercial Mortgage Trust
  (Class A)
  5.62%      10/15/48....................       80,000         73,835
Countrywide Alternative Loan Trust (Class
  B)
  6.00%      08/25/36....................       15,274            139    (h,q)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.64%      02/25/36....................   $   23,946    $     1,870   (h,i,q)
CS First Boston Mortgage Securities Corp.
  0.82%      07/15/37....................      575,148          8,989   (h,i,q)
  5.34%      10/25/35....................       38,783          3,103   (h,i,q)
Greenwich Capital Commercial Funding
  Corp.
  5.60%      12/10/49....................       35,000         34,663
GS Mortgage Securities Corp II
  5.56%      11/10/39....................       50,000         43,942
Indymac INDA Mortgage Loan Trust
  5.21%      01/25/36....................       63,685          1,688   (h,i,q)
Indymac INDA Mortgage Loan Trust (Class
  B)
  5.21%      01/25/36....................       63,531          5,935   (h,i,q)
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  5.34%      08/12/37....................       60,000         59,667     (i)
  5.50%      06/12/47....................       20,000         10,823     (i)
  5.79%      02/12/51....................       20,000         17,429     (i)
  5.81%      06/12/43....................       70,000         66,018     (i)
  6.07%      02/12/51....................       90,000         64,585
  6.40%      02/12/51....................       15,000          1,084    (i,q)
JP Morgan Chase Commercial Mortgage
  Securities Corp. (Class A)
  6.11%      02/12/51....................       70,000         51,427     (i)
LB Commercial Conduit Mortgage Trust
  5.84%      07/15/44....................       30,000         30,042     (i)
LB-UBS Commercial Mortgage Trust
  0.92%      01/18/12....................      760,820          9,978   (h,i,q)
  1.00%      01/15/36....................      521,080         24,351    (h,q)
  4.95%      09/15/30....................       30,000         29,089
  5.87%      09/15/45....................       80,000         70,603     (i)
LB-UBS Commercial Mortgage Trust (Class
  B)
  6.65%      07/14/16....................       28,000         28,990    (h,q)
LB-UBS Commercial Mortgage Trust (Class
  F)
  6.45%      07/15/40....................       30,000          7,164    (i,q)
LB-UBS Commercial Mortgage Trust (Class
  X)
  0.54%      12/15/39....................      711,241         10,632   (h,i,q)
MASTR Alternative Loans Trust
  5.00%      08/25/18....................       42,397          4,402  (g,h,q,s)
MLCC Mortgage Investors Inc.
  4.95%      02/25/36....................       49,996          2,815   (h,i,q)
Morgan Stanley Capital I
  5.16%      10/12/52....................       20,000         19,007     (i)
  5.28%      12/15/43....................       31,000         30,922
  5.33%      12/15/43....................       31,000         27,754
  5.39%      11/12/41....................       88,000         52,861     (i)
  5.69%      04/15/49....................      100,000         81,791     (i)
  5.71%      07/12/44....................      100,000         94,752     (h)
Puma Finance Ltd. (Class A)
  0.70%      10/11/34....................       12,025         10,680    (h,i)
Residential Accredit Loans Inc.
  6.00%      01/25/36....................      146,842          4,499    (h,q)
Structured Asset Securities Corp. (Class
  X)
  2.17%      02/25/28....................       35,560              2    (i,q)
Wachovia Bank Commercial Mortgage Trust
  5.25%      12/15/43....................       70,000         67,036
Wachovia Bank Commercial Mortgage Trust
  (Class A)
  6.19%      06/15/45....................       20,000         12,842     (i)
Wells Fargo Mortgage Backed Securities
  Trust
  5.50%      01/25/36....................       63,996         11,919    (h,q)
Wells Fargo Mortgage Backed Securities
  Trust (Class B)
  5.50%      03/25/36....................      242,815         50,357    (h,q)
                                                            1,816,828

SOVEREIGN BONDS -- 0.4%
Government of Brazil
  8.00%      01/15/18....................       28,333         32,810     (h)
Government of Dominican
  9.50%      09/27/11....................       28,544         29,686
Government of Indonesia
  11.63%     03/04/19....................      100,000        140,750     (b)
Government of Korea
  5.75%      04/16/14....................       11,000         11,861
Government of Manitoba Canada
  4.90%      12/06/16....................       35,000         37,697
Government of Panama
  6.70%      01/26/36....................       30,000         33,150
Government of Peruvian
  6.55%      03/14/37....................       23,000         24,955
Government of Philippines
  6.50%      01/20/20....................      100,000        107,125
Government of Poland
  6.38%      07/15/19....................       11,000         12,358
Government of Quebec Canada
  7.50%      09/15/29....................       50,000         66,280
Government of Uruguay
  6.88%      09/28/25....................       11,363         11,653
Government of Venezuela
  5.38%      08/07/10....................       44,000         42,680
  10.75%     09/19/13....................        4,000          3,960
                                                              554,965


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                             PRINCIPAL
                                                AMOUNT          VALUE

MUNICIPAL BONDS AND NOTES -- 0.1%
Dallas Area Rapid Transit
  6.00%      12/01/44....................   $   20,000    $    22,148
New Jersey State Turnpike Authority
  7.41%      01/01/40....................       35,000         43,148
New Jersey Transportation Trust Fund
  Authority
  6.88%      12/15/39....................       10,000         10,718
                                                               76,014
TOTAL BONDS AND NOTES
  (COST $29,848,058).....................                  29,876,494




                                         NUMBER
                                      OF SHARES
EXCHANGE TRADED FUNDS -- 0.5%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................          9,399         $    140,421    (o)
Industrial Select Sector
  SPDR Fund.................         18,829              495,955   (h,o)
iShares MSCI Emerging
  Markets Index Fund........            232                9,027   (a,r)
TOTAL EXCHANGE TRADED FUNDS
  (COST $864,382)...........                             645,403

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.2%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $325,648)...........                             218,184    (j)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $106,683,576).......                         107,453,109

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.9%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%                                                            (d,p)
  (COST $21,740,718)........                          21,740,718

TOTAL INVESTMENTS
  (COST $128,424,294).......                         129,193,827

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.4)%.............                            (527,219)
                                                    ------------

NET ASSETS -- 100.0%........                        $128,666,608
                                                    ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Total Return Fund had the following long futures contracts open at September 30, 2009

                                     NUMBER     CURRENT     UNREALIZED
                      EXPIRATION       OF      NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE    (DEPRECIATION)
------------------------------------------------------------------------
German Euro Bund
  Futures           December 2009       4     $  712,608      $ 3,229
Russell 2000 Mini
  Index Futures     December 2009      43      2,592,900        8,815
S&P Emini Index
  Futures           December 2009      64      3,369,280       20,365
5 Yr. U.S.Treasury
  Notes Futures     December 2009       5        580,469        6,924


The GE Total Return Fund had the following short futures contracts open at September 30, 2009

                                     NUMBER     CURRENT      UNREALIZED
                      EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures     December 2009       1     $   (41,761)    $    248
2 Yr. U.S.Treasury
  Notes Futures     December 2009       5      (1,084,844)      (1,328)
10 Yr.
  U.S.Treasury
  Notes Futures     December 2009      29      (3,431,516)     (52,220)
                                                              --------
                                                              $(13,967)
                                                              ========






See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

The GE Total Return Fund was invested in the following Countries at September 30, 2009 :

                                    PERCENTAGE (BASED
                                     ON MARKET VALUE)
COUNTRY                                (UNAUDITED)
-----------------------------------------------------
United States                             73.07%
United Kingdom                             3.65%
Switzerland                                3.16%
France                                     3.05%
Japan                                      2.62%
Germany                                    2.20%
Canada                                     2.10%
Brazil                                     1.18%
China                                      1.07%
Spain                                      1.00%
South Korea                                0.96%
Taiwan                                     0.72%
Australia                                  0.67%
Italy                                      0.49%
Netherlands                                0.46%
Russia                                     0.37%
India                                      0.33%
Hong Kong                                  0.32%
South Africa                               0.31%
Mexico                                     0.29%
Luxembourg                                 0.26%
Indonesia                                  0.22%
Ireland                                    0.19%
Cayman Islands                             0.15%
Philippines                                0.12%
Sweden                                     0.12%
Chile                                      0.12%
Turkey                                     0.11%
Peru                                       0.11%
Finland                                    0.10%
Singapore                                  0.08%
Israel                                     0.06%
Denmark                                    0.06%
Czech Republic                             0.05%
Venezuela                                  0.04%
Egypt                                      0.04%
Honduras                                   0.03%
Panama                                     0.03%
Dominican Republic                         0.02%
Malaysia                                   0.02%
Austria                                    0.02%
Thailand                                   0.02%
Poland                                     0.01%
                                         -------
                                         100.00%
                                         =======




The GE Total Return Fund was invested in the following Sectors at September 30, 2009 :

                                    PERCENTAGE (BASED
                                     ON MARKET VALUE)
SECTOR                                 (UNAUDITED)
-----------------------------------------------------
Short-Term                                16.83%
Corporate Notes                            8.89%
Agency Mortgage Backed                     6.40%
Commercial Banks                           4.08%
U.S. Treasuries                            4.01%
Oil, Gas & Consumable Fuels                4.00%
Capital Markets                            3.29%
Communications Equipment                   2.76%
Energy Equipment & Services                2.25%
Insurance                                  2.23%
Media                                      2.08%
Software                                   1.99%
Metals & Mining                            1.98%
Wireless Telecommunication
  Services                                 1.97%
Biotechnology                              1.91%
Healthcare Equipment & Supplies            1.86%
Pharmaceuticals                            1.80%
Semiconductors & Semiconductor
  Equipment                                1.67%
IT Services                                1.65%
Specialty Retail                           1.60%
Diversified Financial Services             1.55%
Chemicals                                  1.52%
Non-Agency Collateralized Mortgage
  Obligations                              1.41%
Food Products                              1.33%
Federal Agencies                           1.26%
Healthcare Providers & Services            1.24%
Commercial Services & Supplies             1.22%
Beverages                                  1.21%
Multi-Utilities                            0.98%
Industrial Conglomerates                   0.96%
Aerospace & Defense                        0.95%
Electric Utilities                         0.92%
Internet Software & Services               0.90%
Computers & Peripherals                    0.75%
Food & Staples Retailing                   0.73%
Household Products                         0.72%
Real Estate Management &
  Development                              0.71%
Diversified Telecommunication
  Services                                 0.67%
Agency Collateralized Mortgage
  Obligations                              0.62%
Life Sciences Tools & Services             0.62%
Machinery                                  0.59%
Hotels Restaurants & Leisure               0.50%
Exchange Traded Funds                      0.50%
Personal Products                          0.47%
Multiline Retail                           0.46%
Sovereign Bonds                            0.43%
Construction & Engineering                 0.43%
Electrical Equipment                       0.43%
Automobiles                                0.42%
Electronic Equipment, Instruments
  & Components                             0.33%


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TOTAL RETURN FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PERCENTAGE (BASED
                                     ON MARKET VALUE)
SECTOR                                 (UNAUDITED)
-----------------------------------------------------
Textiles Apparel & Luxury Goods            0.26%
Construction Materials                     0.22%
Professional Services                      0.20%
Road & Rail                                0.17%
Other Investments                          0.17%
Tobacco                                    0.16%
Building Products                          0.11%
Water Utilities                            0.10%
Thrifts & Mortgage Finance                 0.08%
Real Estate Investment Trusts
  (REIT's)                                 0.08%
Gas Utilities                              0.07%
Paper & Forest Products                    0.06%
Household Durables                         0.06%
Municipal Bonds and Notes                  0.06%
Asset Backed                               0.05%
Auto Components                            0.04%
Independent Power Producers &
  Energy Traders                           0.02%
Transportation Infrastructure              0.01%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Government Securities Fund

(PHOTO OF WILLIAM M. HEALEY)

William M. Healey
Senior Vice President

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009 the GE Government Securities Fund returned 4.45% for Class A shares, 3.66% for Class B shares and 3.64% for Class C shares. The Barclays Capital U.S. Government Bond Index, the Fund's benchmark, returned 6.74% and the Fund's Morningstar peer group of 371 Intermediate Government Funds returned an average of 7.93% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009.

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The primary source of underperformance came from the Fund's exposure to mortgage-related asset-backed securities, whose prices continued to suffer during 4(th) quarter 2008 and 1(st) quarter 2009. Duration and yield curve positioning also hurt Fund performance, particularly having a long duration portfolio early in 2009 as rates rose.

GE Government Securities Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                990.89                3.99
     Class B                     1,000.00                987.36                7.77
     Class C                     1,000.00                987.47                7.77
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.84                4.05
     Class B                     1,000.00              1,017.10                7.89
     Class C                     1,000.00              1,017.10                7.89
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.80% for Class A, 1.56% for Class B and 1.56% for Class C, (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns the for six-month period ended September 30, 2009 were as follows: (-0.91)% for Class A shares, (-1.26)% for Class B shares and (-1.25)% for Class C shares.

GE Government Securities Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

--------------------------------------------------------------------------------
FIVE YEAR TREASURY NOTE YIELD HISTORY
10/1/08 - 9/30/09

(CHART)

DATE                                             Yield
----                                             -----
10/01/08                                          2.86
10/02/08                                          2.67
10/03/08                                          2.64
10/06/08                                          2.44
10/07/08                                          2.46
10/08/08                                          2.63
10/09/08                                          2.67
10/10/08                                          2.76
10/13/08                                          2.76
10/14/08                                          3.01
10/15/08                                          2.82
10/16/08                                          2.84
10/17/08                                          2.83
10/20/08                                          2.79
10/21/08                                          2.66
10/22/08                                          2.52
10/23/08                                          2.63
10/24/08                                          2.58
10/27/08                                          2.61
10/28/08                                          2.72
10/29/08                                          2.72
10/30/08                                          2.80
10/31/08                                          2.83
11/03/08                                          2.70
11/04/08                                          2.53
11/05/08                                          2.51
11/06/08                                          2.46
11/07/08                                          2.56
11/10/08                                          2.49
11/11/08                                          2.49
11/12/08                                          2.36
11/13/08                                          2.43
11/14/08                                          2.33
11/17/08                                          2.27
11/18/08                                          2.20
11/19/08                                          2.02
11/20/08                                          1.90
11/21/08                                          2.03
11/24/08                                          2.20
11/25/08                                          2.04
11/26/08                                          2.01
11/27/08                                          2.02
11/28/08                                          1.92
12/01/08                                          1.72
12/02/08                                          1.64
12/03/08                                          1.61
12/04/08                                          1.51
12/05/08                                          1.70
12/08/08                                          1.73
12/09/08                                          1.60
12/10/08                                          1.61
12/11/08                                          1.55
12/12/08                                          1.51
12/15/08                                          1.49
12/16/08                                          1.29
12/17/08                                          1.37
12/18/08                                          1.26
12/19/08                                          1.36
12/22/08                                          1.43
12/23/08                                          1.44
12/24/08                                          1.54
12/25/08                                          1.55
12/26/08                                          1.52
12/29/08                                          1.46
12/30/08                                          1.44
12/31/08                                          1.55
01/01/09                                          1.55
01/02/09                                          1.65
01/05/09                                          1.68
01/06/09                                          1.65
01/07/09                                          1.67
01/08/09                                          1.59
01/09/09                                          1.51
01/12/09                                          1.44
01/13/09                                          1.44
01/14/09                                          1.35
01/15/09                                          1.36
01/16/09                                          1.47
01/19/09                                          1.47
01/20/09                                          1.49
01/21/09                                          1.61
01/22/09                                          1.60
01/23/09                                          1.63
01/26/09                                          1.65
01/27/09                                          1.57
01/28/09                                          1.69
01/29/09                                          1.83
01/30/09                                          1.88
02/02/09                                          1.75
02/03/09                                          1.91
02/04/09                                          1.94
02/05/09                                          1.90
02/06/09                                          1.96
02/09/09                                          1.97
02/10/09                                          1.75
02/11/09                                          1.76
02/12/09                                          1.77
02/13/09                                          1.87
02/16/09                                          1.87
02/17/09                                          1.66
02/18/09                                          1.81
02/19/09                                          1.87
02/20/09                                          1.83
02/23/09                                          1.81
02/24/09                                          1.88
02/25/09                                          1.99
02/26/09                                          2.08
02/27/09                                          1.99
03/02/09                                          1.82
03/03/09                                          1.83
03/04/09                                          1.94
03/05/09                                          1.80
03/06/09                                          1.88
03/09/09                                          1.88
03/10/09                                          2.00
03/11/09                                          1.94
03/12/09                                          1.90
03/13/09                                          1.87
03/16/09                                          1.92
03/17/09                                          1.98
03/18/09                                          1.57
03/19/09                                          1.65
03/20/09                                          1.64
03/23/09                                          1.68
03/24/09                                          1.73
03/25/09                                          1.81
03/26/09                                          1.79
03/27/09                                          1.80
03/30/09                                          1.73
03/31/09                                          1.66
04/01/09                                          1.64
04/02/09                                          1.75
04/03/09                                          1.85
04/06/09                                          1.89
04/07/09                                          1.85
04/08/09                                          1.83
04/09/09                                          1.89
04/10/09                                          1.89
04/13/09                                          1.80
04/14/09                                          1.72
04/15/09                                          1.70
04/16/09                                          1.77
04/17/09                                          1.89
04/20/09                                          1.80
04/21/09                                          1.86
04/22/09                                          1.89
04/23/09                                          1.88
04/24/09                                          1.94
04/27/09                                          1.84
04/28/09                                          1.94
04/29/09                                          2.03
04/30/09                                          2.01
05/01/09                                          2.01
05/04/09                                          2.02
05/05/09                                          2.05
05/06/09                                          2.05
05/07/09                                          2.17
05/08/09                                          2.14
05/11/09                                          2.02
05/12/09                                          2.01
05/13/09                                          1.98
05/14/09                                          1.96
05/15/09                                          2.00
05/18/09                                          2.10
05/19/09                                          2.10
05/20/09                                          2.03
05/21/09                                          2.14
05/22/09                                          2.20
05/25/09                                          2.20
05/26/09                                          2.30
05/27/09                                          2.44
05/28/09                                          2.44
05/29/09                                          2.34
06/01/09                                          2.52
06/02/09                                          2.49
06/03/09                                          2.42
06/04/09                                          2.59
06/05/09                                          2.83
06/08/09                                          2.92
06/09/09                                          2.87
06/10/09                                          2.92
06/11/09                                          2.85
06/12/09                                          2.78
06/15/09                                          2.72
06/16/09                                          2.67
06/17/09                                          2.68
06/18/09                                          2.84
06/19/09                                          2.80
06/22/09                                          2.70
06/23/09                                          2.67
06/24/09                                          2.71
06/25/09                                          2.58
06/26/09                                          2.56
06/29/09                                          2.52
06/30/09                                          2.55
07/01/09                                          2.51
07/02/09                                          2.42
07/03/09                                          2.42
07/06/09                                          2.39
07/07/09                                          2.35
07/08/09                                          2.23
07/09/09                                          2.32
07/10/09                                          2.22
07/13/09                                          2.26
07/14/09                                          2.35
07/15/09                                          2.51
07/16/09                                          2.45
07/17/09                                          2.50
07/20/09                                          2.46
07/21/09                                          2.34
07/22/09                                          2.40
07/23/09                                          2.53
07/24/09                                          2.53
07/27/09                                          2.59
07/28/09                                          2.60
07/29/09                                          2.63
07/30/09                                          2.63
07/31/09                                          2.51
08/03/09                                          2.66
08/04/09                                          2.70
08/05/09                                          2.72
08/06/09                                          2.71
08/07/09                                          2.82
08/10/09                                          2.75
08/11/09                                          2.67
08/12/09                                          2.68
08/13/09                                          2.55
08/14/09                                          2.51
08/17/09                                          2.41
08/18/09                                          2.46
08/19/09                                          2.41
08/20/09                                          2.41
08/21/09                                          2.56
08/24/09                                          2.48
08/25/09                                          2.44
08/26/09                                          2.44
08/27/09                                          2.47
08/28/09                                          2.45
08/31/09                                          2.39
09/01/09                                          2.32
09/02/09                                          2.27
09/03/09                                          2.30
09/04/09                                          2.35
09/07/09                                          2.35
09/08/09                                          2.39
09/09/09                                          2.36
09/10/09                                          2.28
09/11/09                                          2.30
09/14/09                                          2.37
09/15/09                                          2.40
09/16/09                                          2.44
09/17/09                                          2.36
09/18/09                                          2.45
09/21/09                                          2.45
09/22/09                                          2.42
09/23/09                                          2.37
09/24/09                                          2.37
09/25/09                                          2.37
09/28/09                                          2.33
09/29/09                                          2.34
09/30/09                                          2.31





--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate U.S. Government Peer Group

Based on average annual total returns for the periods ended 9/30/09

                          ONE     FIVE      TEN
                         YEAR     YEAR     YEAR
                        ------   ------   ------
Number of Funds in
peer group:               371      366      346

------------------------------------------------

Peer group average
annual total return:     7.93%    4.23%    5.15%
------------------------------------------------


Morningstar categories in peer group: Intermediate U.S. Government*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Intermediate U.S. Government peer group consisting of 371, 366, and 346 funds, respectively.

--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
                                 GE GOVERNMENT                  U.S. GOVERNMENT
                                   SECURITIES     WITH LOAD       BOND INDEX
                                 -------------    ---------    ----------------
09/99                               10000.00        9575.00        10000.00
09/00                               10647.90       10195.40        10717.90
09/01                               11953.60       11445.60        12139.10
09/02                               13074.80       12519.10        13357.30
09/03                               13460.80       12888.70        13831.40
09/04                               13676.30       13095.10        14180.60
09/05                               13960.80       13367.40        14530.30
09/06                               14277.00       13670.20        15009.80
09/07                               14929.50       14295.00        15855.50
09/08                               15919.30       15242.70        17107.60
09/09                               16627.60       15921.00        18260.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                                ONE   FIVE    TEN                    $10,000
                               YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                               ----   ----   ----   ------------   ----------
GE Government Securities Fund  4.45%  3.99%  5.22%    09/08/93       16,628
W/load                         0.01%  3.09%  4.76%                   15,921
Barclays Capital U.S.
  Government Bond Index        6.74%  5.19%  6.21%                   18,261



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                             BARCLAYS CAPITAL
            GE GOVERNMENT     U.S. GOVERNMENT
              SECURITIES        BOND INDEX
            -------------    ----------------
09/99          10000.00          10000.00
09/00          10556.20          10717.90
09/01          11781.30          12139.10
09/02          12771.50          13357.30
09/03          13066.30          13831.40
09/04          13162.70          14180.60
09/05          13352.40          14530.30
09/06          13654.90          15009.80
09/07          14278.90          15855.50
09/08          15225.60          17107.60
09/09          15644.00          18260.80




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                ENDING
                                              VALUE OF A
           ONE   FIVE    TEN                    $10,000
          YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          ----   ----   ----   ------------   ----------
GE
  Gov-
  ern-
  ment
  Secu-
  rities
  Fund    3.66%  3.23%  4.59%    04/22/87       15,644
W/load    0.66%  3.23%  4.59%
Barclays
  Capi-
  tal
  U.S.
  Gov-
  ern-
  ment
  Bond
  Index   6.74%  5.19%  6.21%                   18,261



--------------------------------------------------------------------------------

GE Government Securities Fund


                                 CLASS C SHARES

(FPO)

                                                  BARCLAYS CAPITAL
                                 GE GOVERNMENT     U.S. GOVERNMENT
                                   SECURITIES        BOND INDEX
                                 -------------    ----------------
09/99                               10000.0            10000.0
09/00                               10607.8            10717.9
09/01                               11851.2            12139.1
09/02                               12844.7            13357.3
09/03                               13126.3            13831.4
09/04                               13238.4            14180.6
09/05                               13429.3            14530.3
09/06                               13618.1            15009.8
09/07                               14149.0            15855.5
09/08                               15000.2            17107.6
09/09                               15546.1            18260.8




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                        ENDING
                                                      VALUE OF A
                   ONE   FIVE    TEN                    $10,000
                  YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                  ----   ----   ----   ------------   ----------
GE Government
  Securities
  Fund            3.64%  3.27%  4.51%    09/30/99       15,546
W/load            2.64%  3.27%  4.51%
Barclays Capital
  U.S.
  Government
  Bond Index      6.74%  5.19%  6.21%                   18,261




AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE GOVERNMENT SECURITIES FUND                                 September 30, 2009

SCHEDULE OF INVESTMENTS

GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of Market Value of $109,706
(in thousands) as of September 30, 2009

(CHART)

U.S. Treasuries                                  56.60
Federal Agencies                                 23.80
Short-Term & Other                               18.50
Mortgage Backed                                   0.80
Other Investments                                 0.30





                                    PRINCIPAL
                                       AMOUNT          VALUE
BONDS AND NOTES -- 81.4% +
--------------------------------------------------------------------

U.S. TREASURIES -- 56.5%
U.S. Treasury Bonds
  3.50%  02/15/39..............   $ 5,545,400   $  5,023,789
  4.25%  05/15/39..............     2,818,000      2,915,308
U.S. Treasury Notes
  0.88%  01/31/11..............        30,000         30,125
  1.13%  06/30/11..............    12,521,200     12,593,585    (h)
  1.75%  08/15/12..............     2,990,900      3,021,742
  2.25%  05/31/14..............     2,050,000      2,056,246
  2.63%  07/31/14..............    13,267,200     13,489,014
  2.75%  02/15/19..............    12,072,000     11,520,273
  4.63%  11/15/09..............     9,796,000      9,849,574    (h)
  4.75%  05/31/12..............     1,000,000      1,091,328    (h)
  4.88%  02/15/12..............       500,000        543,867    (h)
                                                  62,134,851

FEDERAL AGENCIES -- 23.8%
Federal Home Loan Mortgage
  Corp.
  4.13%  09/27/13..............       504,000        540,343
  4.88%  02/09/10..............     3,040,000      3,089,376    (h)
  5.00%  04/18/17..............     2,500,000      2,761,775    (h)
  5.13%  11/17/17..............     1,800,000      1,999,946
  5.25%  07/18/11..............    10,150,000     10,941,233    (h)
Federal National Mortgage
  Assoc.
  3.63%  02/12/13..............     2,566,000      2,715,277
  3.88%  07/12/13..............     3,838,000      4,089,235
                                                  26,137,185

AGENCY MORTGAGE BACKED -- 0.6%
Federal Home Loan Mortgage
  Corp.
  6.50%  04/01/31..............         1,991          2,143    (h)
  7.00%  12/01/26 - 02/01/30            1,785          1,967    (h)
  7.50%  06/01/10 - 04/01/12           55,599         57,819    (h)
Federal National Mortgage
  Assoc.
  6.00%  06/01/35..............        56,370         59,756    (h)
  7.50%  12/01/23..............        56,746         63,087    (h)
  9.00%  05/01/21 - 07/01/21           11,201         12,635    (h)
  5.00%  TBA...................       158,000        165,653    (c)
Government National Mortgage Assoc.
  8.50%  05/15/21 - 03/15/23           11,272         12,886    (h)
  9.00%  07/15/16..............       261,103        285,306    (h)
                                                     661,252

ASSET BACKED -- 0.3%
Bear Stearns Asset Backed
  Securities Trust (Class A)
  0.62%  01/25/34..............         4,184          2,864    (i)
Option One Mortgage Loan
  Trust (Class A)
  1.09%  02/25/33..............       298,739        206,500    (i)
Residential Asset Securities
  Corp. (Class A)
  0.89%  11/25/33..............       399,629        159,525    (i)
                                                     368,889

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
Residential Accredit Loans Inc.
  0.55%  03/25/34..............       123,952         90,090    (i)
Thornburg Mortgage
  Securities Trust (Class A)
  0.93%  04/25/43..............        95,042         81,062    (i)
                                                     171,152
TOTAL BONDS AND NOTES
  (COST $87,736,329)...........                   89,473,329

--------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
--------------------------------------------------------------------
GEI Investment Fund
  (COST $496,167)..............                      332,432    (j)
TOTAL INVESTMENT IN SECURITIES
  (COST $88,232,496)...........                   89,805,761


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE GOVERNMENT SECURITIES FUND                                 September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT          VALUE

SHORT-TERM INVESTMENTS -- 18.2%
--------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  0.06%
  (COST $19,900,719)...........                 $ 19,900,719  (d,p)

TOTAL INVESTMENTS
  (COST $108,133,215)..........                  109,706,480

OTHER ASSETS AND LIABILITIES,
  NET -- 0.1%..................                      153,867
                                                ------------

NET ASSETS  -- 100.0%..........                 $109,860,347
                                                ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at September 30, 2009


                                      NUMBER     CURRENT     UNREALIZED
                       EXPIRATION       OF      NOTIONAL    APPRECIATION/
DESCRIPTION               DATE      CONTRACTS     VALUE    (DEPRECIATION)
-------------------------------------------------------------------------
German Euro Bund
  Futures            December 2009      14     $2,494,128      $11,301
5 Yr. U.S.Treasury
  Notes Futures      December 2009      15      1,741,406       20,834
10 Yr. U.S.Treasury
  Notes Futures      December 2009       2        236,656        3,184


The GE Government Securities Fund had the following short futures contracts open at September 30, 2009

                                     NUMBER     CURRENT      UNREALIZED
                      EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------
2 Yr. U.S.
  Treasury Notes
  Futures           December 2009      23     $(4,990,281)     $(6,148)
                                                               -------
                                                               $29,171
                                                               =======





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Short-Term Government Fund

Q&A

(PHOTO OF PAUL M. COLONNA)
Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and James F. Palmieri. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Short-Term Government Fund returned 4.38% for Class A shares, 3.67% for Class B shares, 3.59% for Class C shares, 4.13% for Class R shares and 4.55% for Class Y shares. The Barclays Capital 1-3-Year Government Bond Index, the Fund's benchmark, returned 4.40% and the Fund's Morningstar peer group of 160 Short Term Funds returned an average of 5.28% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDING SEPTEMBER 30, 2009.

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Allocations to longer-dated mortgage-backed and asset-backed securities contributed positively to performance versus the benchmark. Duration positioning also added to return. However, the Fund's short-term mortgage related asset-backed securities holdings were a drag on performance in the 4(th) quarter 2008 and 1(st) quarter 2009.

GE Short-Term Government Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,013.11                3.43
     Class B                     1,000.00              1,010.12                6.55
     Class C                     1,000.00              1,010.16                7.16
     Class R                     1,000.00              1,011.92                4.59
     Class Y                     1,000.00              1,014.40                2.17
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,021.43                3.45
     Class B                     1,000.00              1,018.38                6.58
     Class C                     1,000.00              1,017.79                7.18
     Class R                     1,000.00              1,020.30                4.61
     Class Y                     1,000.00              1,022.66                2.18
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.68% for Class A, 1.30% for Class B, 1.42% for Class C, 0.91% for Class R and 0.43% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 1.31% for Class A shares, 1.01% for Class B shares, 1.02% for Class C shares, 1.19% for Class R shares and 1.44% for Class Y shares.

GE Short-Term Government Fund


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

--------------------------------------------------------------------------------
TWO YEAR TREASURY NOTE YIELD HISTORY
10/1/08 - 9/30/09

(CHART)

Date                                             Yield
4/1/2008                                          1.79
4/2/2008                                          1.90
4/3/2008                                          1.89
4/4/2008                                          1.82
4/7/2008                                          1.92
4/8/2008                                          1.88
4/9/2008                                          1.77
4/10/2008                                         1.84
4/11/2008                                         1.75
4/14/2008                                         1.76
4/15/2008                                         1.87
4/16/2008                                         1.97
4/17/2008                                         2.11
4/18/2008                                         2.13
4/21/2008                                         2.18
4/22/2008                                         2.19
4/23/2008                                         2.19
4/24/2008                                         2.39
4/25/2008                                         2.42
4/28/2008                                         2.35
4/29/2008                                         2.35
4/30/2008                                         2.26
5/1/2008                                          2.37
5/2/2008                                          2.45
5/5/2008                                          2.42
5/6/2008                                          2.39
5/7/2008                                          2.31
5/8/2008                                          2.22
5/9/2008                                          2.24
5/12/2008                                         2.31
5/13/2008                                         2.47
5/14/2008                                         2.52
5/15/2008                                         2.43
5/16/2008                                         2.44
5/19/2008                                         2.39
5/20/2008                                         2.30
5/21/2008                                         2.40
5/22/2008                                         2.53
5/23/2008                                         2.43
5/26/2008                                         2.44
5/27/2008                                         2.51
5/28/2008                                         2.61
5/29/2008                                         2.69
5/30/2008                                         2.65
6/2/2008                                          2.51
6/3/2008                                          2.40
6/4/2008                                          2.45
6/5/2008                                          2.50
6/6/2008                                          2.38
6/9/2008                                          2.71
6/10/2008                                         2.93
6/11/2008                                         2.81
6/12/2008                                         3.04
6/13/2008                                         3.04
6/16/2008                                         3.04
6/17/2008                                         2.89
6/18/2008                                         2.85
6/19/2008                                         2.94
6/20/2008                                         2.90
6/23/2008                                         2.94
6/24/2008                                         2.84
6/25/2008                                         2.81
6/26/2008                                         2.66
6/27/2008                                         2.63
6/30/2008                                         2.62
7/1/2008                                          2.65
7/2/2008                                          2.58
7/3/2008                                          2.53
7/4/2008                                          2.54
7/7/2008                                          2.43
7/8/2008                                          2.48
7/9/2008                                          2.39
7/10/2008                                         2.41
7/11/2008                                         2.60
7/14/2008                                         2.45
7/15/2008                                         2.37
7/16/2008                                         2.43
7/17/2008                                         2.49
7/18/2008                                         2.64
7/21/2008                                         2.60
7/22/2008                                         2.72
7/23/2008                                         2.74
7/24/2008                                         2.61
7/25/2008                                         2.71
7/28/2008                                         2.58
7/29/2008                                         2.63
7/30/2008                                         2.63
7/31/2008                                         2.51
8/1/2008                                          2.50
8/4/2008                                          2.54
8/5/2008                                          2.55
8/6/2008                                          2.58
8/7/2008                                          2.43
8/8/2008                                          2.50
8/11/2008                                         2.54
8/12/2008                                         2.43
8/13/2008                                         2.48
8/14/2008                                         2.43
8/15/2008                                         2.38
8/18/2008                                         2.33
8/19/2008                                         2.30
8/20/2008                                         2.25
8/21/2008                                         2.31
8/22/2008                                         2.40
8/25/2008                                         2.33
8/26/2008                                         2.33
8/27/2008                                         2.28
8/28/2008                                         2.36
8/29/2008                                         2.37
9/1/2008                                          2.37
9/2/2008                                          2.26
9/3/2008                                          2.26
9/4/2008                                          2.18
9/5/2008                                          2.31
9/8/2008                                          2.31
9/9/2008                                          2.17
9/10/2008                                         2.20
9/11/2008                                         2.22
9/12/2008                                         2.21
9/15/2008                                         1.71
9/16/2008                                         1.81
9/17/2008                                         1.64
9/18/2008                                         1.70
9/19/2008                                         2.17
9/22/2008                                         2.13
9/23/2008                                         2.07
9/24/2008                                         1.96
9/25/2008                                         2.17
9/26/2008                                         2.10
9/29/2008                                         1.66
9/30/2008                                         1.96
10/1/2008                                         1.82
10/2/2008                                         1.62
10/3/2008                                         1.59
10/6/2008                                         1.43
10/7/2008                                         1.46
10/8/2008                                         1.55
10/9/2008                                         1.54
10/10/2008                                        1.64
10/13/2008                                        1.60
10/14/2008                                        1.82
10/15/2008                                        1.56
10/16/2008                                        1.62
10/17/2008                                        1.62
10/20/2008                                        1.70
10/21/2008                                        1.62
10/22/2008                                        1.50
10/23/2008                                        1.61
10/24/2008                                        1.52
10/27/2008                                        1.54
10/28/2008                                        1.57
10/29/2008                                        1.54
10/30/2008                                        1.57
10/31/2008                                        1.55
11/3/2008                                         1.44
11/4/2008                                         1.38
11/5/2008                                         1.34
11/6/2008                                         1.29
11/7/2008                                         1.33
11/10/2008                                        1.25
11/11/2008                                        1.25
11/12/2008                                        1.17
11/13/2008                                        1.24
11/14/2008                                        1.21
11/17/2008                                        1.18
11/18/2008                                        1.13
11/19/2008                                        1.06
11/20/2008                                        0.98
11/21/2008                                        1.10
11/24/2008                                        1.21
11/25/2008                                        1.18
11/26/2008                                        1.10
11/27/2008                                        1.10
11/28/2008                                        0.99
12/1/2008                                         0.91
12/2/2008                                         0.89
12/3/2008                                         0.89
12/4/2008                                         0.82
12/5/2008                                         0.93
12/8/2008                                         0.94
12/9/2008                                         0.85
12/10/2008                                        0.85
12/11/2008                                        0.78
12/12/2008                                        0.76
12/15/2008                                        0.74
12/16/2008                                        0.65
12/17/2008                                        0.75
12/18/2008                                        0.68
12/19/2008                                        0.74
12/22/2008                                        0.82
12/23/2008                                        0.92
12/24/2008                                        0.91
12/25/2008                                        0.91
12/26/2008                                        0.89
12/29/2008                                        0.78
12/30/2008                                        0.73
12/31/2008                                        0.77
1/1/2009                                          0.77
1/2/2009                                          0.82
1/5/2009                                          0.77
1/6/2009                                          0.77
1/7/2009                                          0.82
1/8/2009                                          0.83
1/9/2009                                          0.75
1/12/2009                                         0.74
1/13/2009                                         0.74
1/14/2009                                         0.71
1/15/2009                                         0.72
1/16/2009                                         0.73
1/19/2009                                         0.73
1/20/2009                                         0.71
1/21/2009                                         0.77
1/22/2009                                         0.72
1/23/2009                                         0.81
1/26/2009                                         0.83
1/27/2009                                         0.81
1/28/2009                                         0.90
1/29/2009                                         0.96
1/30/2009                                         0.95
2/2/2009                                          0.90
2/3/2009                                          0.97
2/4/2009                                          0.98
2/5/2009                                          0.97
2/6/2009                                          1.00
2/9/2009                                          1.02
2/10/2009                                         0.90
2/11/2009                                         0.92
2/12/2009                                         0.91
2/13/2009                                         0.97
2/16/2009                                         0.96
2/17/2009                                         0.86
2/18/2009                                         0.95
2/19/2009                                         0.99
2/20/2009                                         0.94
2/23/2009                                         0.94
2/24/2009                                         0.98
2/25/2009                                         1.08
2/26/2009                                         1.09
2/27/2009                                         0.97
3/2/2009                                          0.87
3/3/2009                                          0.88
3/4/2009                                          0.94
3/5/2009                                          0.89
3/6/2009                                          0.95
3/9/2009                                          0.96
3/10/2009                                         1.03
3/11/2009                                         1.02
3/12/2009                                         1.01
3/13/2009                                         0.96
3/16/2009                                         1.00
3/17/2009                                         1.03
3/18/2009                                         0.81
3/19/2009                                         0.86
3/20/2009                                         0.87
3/23/2009                                         0.90
3/24/2009                                         0.91
3/25/2009                                         0.96
3/26/2009                                         0.91
3/27/2009                                         0.91
3/30/2009                                         0.85
3/31/2009                                         0.80




--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Short Term U.S. Government Bond Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                       ONE    FIVE     TEN
                                                                      YEAR    YEAR    YEAR
                                                                      ----    ----    ----
Number of Funds in peer group:                                         160     158     137

------------------------------------------------------------------------------------------

Peer group average annual total return:                               5.28%   3.67%   4.34%
------------------------------------------------------------------------------------------


Morningstar categories in peer group: Short-Term U.S. Government*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Short-Term U.S. Government Bond group consisting of 160,158, and 137 funds, respectively.'


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                             BARCLAYS CAPITAL
                                                               U.S. TREASURY
                               GE SHORT-TERM                    BOND INDEX
                                 GOVERNMENT     WITH LOAD        1-3 YEAR
                               -------------    ---------    ----------------
09/99                              10000           9750            10000
09/00                              10566          10302            10585
09/01                              11634          11343            11714
09/02                              12302          11994            12400
09/03                              12555          12241            12747
09/04                              12669          12352            12896
09/05                              12805          12485            13037
09/06                              13254          12923            13535
09/07                              13911          13563            14310
09/08                              14437          14076            15153
09/09                              15069          14692            15820




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING
                                                                 VALUE OF A
                              ONE   FIVE    TEN                    $10,000
                             YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                             ----   ----   ----   ------------   ----------
GE Short-Term Government
  Fund                       4.38%  3.53%  4.19%    03/02/94       15,069
W/load                       1.77%  3.01%  3.92%                   14,692
Barclays Capital U.S.
  Treasury Bond Index 1-3
  Year                       4.40%  4.17%  4.69%                   15,820



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                                 BARCLAYS CAPITAL
                                                   U.S. TREASURY
                                GE SHORT-TERM       BOND INDEX
                                  GOVERNMENT         1-3 YEAR
                                -------------    ----------------
09/99                               10000              10000
09/00                               10495              10585
09/01                               11498              11714
09/02                               12076              12400
09/03                               12250              12747
09/04                               12287              12896
09/05                               12344              13037
09/06                               12777              13535
09/07                               13410              14310
09/08                               13917              15153
09/09                               14526              15820




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING
                                                                 VALUE OF A
                              ONE   FIVE    TEN                    $10,000
                             YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                             ----   ----   ----   ------------   ----------
GE Short-Term Government
  Fund                       3.67%  2.91%  3.81%    03/02/94       14,526
W/load                       0.67%  2.91%  3.81%
Barclays Capital U.S.
  Treasury Bond Index 1-3
  Year                       4.40%  4.17%  4.69%                   15,820

GE Short-Term Government Fund


--------------------------------------------------------------------------------
                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                                BARCLAYS CAPITAL
                                                  U.S. TREASURY
                               GE SHORT-TERM       BOND INDEX
                                 GOVERNMENT         1-3 YEAR
                               -------------    ----------------
09/99                              10000              10000
09/00                              10480              10585
09/01                              11463              11714
09/02                              12021              12400
09/03                              12176              12747
09/04                              12193              12896
09/05                              12232              13037
09/06                              12577              13535
09/07                              13090              14310
09/08                              13495              15153
09/09                              13979              15820




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                               ONE   FIVE    TEN                    $10,000
                              YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                              ----   ----   ----   ------------   ----------
GE Short-Term Government
  Fund                        3.59%  2.77%  3.41%    09/30/99       13,979
W/load                        2.59%  2.77%  3.41%
Barclays Capital U.S.
  Treasury Bond Index 1-3
  Year                        4.40%  4.17%  4.69%                   15,820




--------------------------------------------------------------------------------

                                 CLASS R SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                 ENDING
                                                               VALUE OF A
                              ONE     SINCE                      $10,000
                             YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
                             ----   ---------   ------------   ----------
GE Short-Term Government
  Fund                       4.13%     3.11%      01/29/08       10,525
Barclays Capital U.S.
  Treasury Bond Index 1-3
  Year                       4.40%     3.70%                     10,807




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                                     ENDING
                                                                                   VALUE OF A
                                                ONE   FIVE    TEN                    $10,000
                                               YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                                               ----   ----   ----   ------------   ----------
GE Short-Term Government Fund                  4.55%  3.79%  4.41%    03/02/94       15,396
Barclays Capital U.S. Treasury Bond Index 1-3
  Year                                         4.40%  4.17%  4.69%                   15,820



AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2009

GE Short-Term Government Fund

GE SHORT-TERM GOVERNMENT FUND

Portfolio Composition as a % of Market Value of $118,253
(in thousands) as of September 30, 2009

(CHART)

U.S. Treasuries                                  75.20
Federal Agencies                                  8.50
Agency Mortgage Backed                            6.50
Asset Backed                                      4.30
Short-Term                                        2.60
Agency Collateralized Mortgage Obligations        1.90
Non-Agency Collateralized Mortgage
  Obligations                                     0.90
Other Investments                                 0.10





                                     PRINCIPAL
                                        AMOUNT          VALUE

BONDS AND NOTES -- 94.9%+
------------------------------------------------------------------------

U.S. TREASURIES -- 76.5%
U.S. Treasury Notes
  1.00%   08/31/11..............   $ 5,216,300   $  5,225,470
  1.25%   11/30/10..............    29,499,900     29,760,325
  1.50%   10/31/10..............    22,000,000     22,245,784
  1.75%   08/15/12..............    20,082,400     20,289,490
  2.38%   08/31/14..............     5,595,100      5,616,082
  4.75%   02/15/10..............     5,710,000      5,807,024
                                                   88,944,175

FEDERAL AGENCIES -- 8.6%
Federal Home Loan
  Mortgage Corp.
  5.13%   04/18/11..............     9,400,000     10,030,082     (h)

AGENCY MORTGAGE BACKED -- 4.4%
Federal Home Loan
  Mortgage Corp.
  7.00%   02/01/12 - 04/01/36          201,741        220,327     (h)
  7.50%   01/01/16 - 08/01/30          128,657        142,955     (h)
  8.50%   05/01/20 - 11/01/20           92,251         98,423     (h)
Federal National Mortgage Assoc.
  2.41%   05/01/33..............       223,278        223,750    (h,i)
  3.10%   06/01/33..............        25,358         25,851    (h,i)
  3.27%   07/01/33..............       159,446        163,106    (h,i)
  3.52%   07/01/33..............        22,532         23,031    (h,i)
  3.56%   06/01/33..............        37,175         37,997    (h,i)
  3.78%   06/01/33..............        52,996         54,713    (h,i)
  4.28%   06/01/33..............       183,459        186,676    (h,i)
  4.67%   12/01/32..............        62,961         63,917    (h,i)
  7.00%   03/01/17 - 04/01/36        1,037,897      1,139,013     (h)
  7.50%   06/01/11 - 05/01/34          812,219        907,819     (h)
  8.00%   03/01/22 - 11/01/33          166,493        183,718     (h)
  8.50%   02/01/18 - 07/01/31          405,570        457,379     (h)
  9.00%   03/01/11..............       408,192        463,925     (h)
  9.50%   09/01/21..............        57,908         63,797     (h)
  9.75%   02/01/21..............        85,870         93,668     (h)
Government National Mortgage Assoc.
  7.00%   12/15/18 - 05/15/32          215,446        236,662     (h)
  7.50%   12/15/12 - 01/15/25          229,514        252,777     (h)
  8.00%   07/15/17..............        86,505         95,603     (h)
                                                    5,135,107

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
Federal Home Loan
  Mortgage Corp.
  6.50%   02/15/14..............       326,319         28,484   (g,h,s)
  8.00%   01/15/34..............       185,140        187,727     (h)
Federal Home Loan
  Mortgage Corp. REMIC
  1.19%   12/15/31..............       419,362        420,238     (i)
Federal National
  Mortgage Assoc.
  0.10%   05/25/18..............    12,242,309         25,464  (g,h,i,s)
  1.41%   07/25/44..............     3,012,330        106,556   (g,h,s)
  5.50%   06/25/25..............        85,262         86,647     (h)
  5.95%   07/25/38..............     1,739,398        157,247   (g,i,s)
                                                    1,012,363

ASSET BACKED -- 2.6%
Avis Budget Rental Car Funding
  AESOP LLC
  5.68%   02/20/13..............     1,000,000        999,936     (b)
Ford Credit Floorplan Master
  Owner Trust
  1.00%   09/15/14..............     1,400,000      1,400,000     (i)

GSAMP Trust
  0.36%   05/25/36..............       249,983        176,238    (b,i)
  0.40%   12/25/35..............        63,697         61,671     (i)
Honda Auto Receivables
  Owner Trust
  3.30%   09/15/15..............       400,000        402,662
Residential Asset Securities
  Corp. (Class A)
  0.89%   11/25/33..............        79,926         31,905     (i)
                                                    3,072,412


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2009

GE Short-Term Government Fund

                                     PRINCIPAL
                                        AMOUNT          VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Bear Stearns Commercial
  Mortgage Securities
  5.48%   10/12/41..............   $   712,500   $    714,320
GS Mortgage
  Securities Corp. II  (Class A)
  5.48%   11/10/39..............     1,000,000        995,406
Morgan Stanley Capital I
  5.28%   12/15/43..............       150,000        149,620
Residential Accredit Loans Inc.
  0.55%   03/25/34..............        51,352         37,323     (i)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  4.55%   04/25/35..............       878,983        342,714     (i)
                                                    2,239,383
TOTAL BONDS AND NOTES
  (COST $110,123,446)...........                  110,433,522

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $115,267)...............                       77,229     (j)
TOTAL INVESTMENT IN SECURITIES
  (COST $110,238,713)...........                  110,510,751

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.7%
------------------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%
  (COST $7,741,801).............                    7,741,801    (d,p)
TOTAL INVESTMENTS
  (COST $117,980,514)...........                  118,252,552

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (1.7)%.........                   (1,965,155)
                                                 ------------

NET ASSETS -- 100.0%............                 $116,287,397
                                                 ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Short-Term Government fund had the following long futures contracts open at September 30, 2009

                                      NUMBER     CURRENT     UNREALIZED
                      EXPIRATION        OF      NOTIONAL    APPRECIATION/
DESCRIPTION              DATE       CONTRACTS     VALUE    (DEPRECIATION)
-------------------------------------------------------------------------
5 Yr. U.S.
  Treasury Notes
  Futures           December  2009      30     $3,482,813      $25,880




See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Tax-Exempt Fund

Q&A

(PHOTO OF MICHAEL J. CAUFIELD)
Michael J. Caufield
Senior Vice President

The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Tax-Exempt Fund returned 12.09% for Class A shares, 11.36% for Class B shares, 11.24% for Class C shares and 12.34% for Class Y shares. The Barclays Capital 10 year Municipal Bond Index, the Fund's benchmark, returned 14.30%, and the Morningstar peer group consisting of 263 Intermediate Municipal Bond Funds returned an average of 13.22% for the same period.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The municipal bond market returns over the twelve-month period ended September 30, 2009 have been a contrast of extremes. The fourth quarter of 2008, one of the worst in history, was characterized by unprecedented volatility where prices fluctuated widely, as bouts of illiquidity plagued the market. As banking industry turmoil spread through all credit markets, the municipal bond market was dramatically impacted. The collapse of Bear Stearns, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch and the departure of UBS from the municipal bond market contributed to market instability, which crippled market flows and drove yields to historic spreads during the fourth quarter. Municipal bonds dramatically underperformed treasuries throughout the yield curve as relationships were de-linked by a flight to quality in treasuries and a combination of excessive supply and disruptions in liquidity. The Fund was able to avoid the pitfalls of the majority of its peers as leverage and excessive risk played no role in our investment process.

     On the other hand, the first nine months of 2009 revealed a dramatic turnaround in investor sentiment. Historically attractive relative value attracted broad based demand as renewed confidence increased investor tolerance for risk and contributed to rapid price stability. As state and local entities continued to struggle to balance their budgets, given lower than expected tax revenues and years of unconstrained spending, the ability to provide essential services was seriously challenged. The federal government, as a result, focused a significant part of its economic stimulus efforts on municipalities. The American Investment and Recovery Act passed in early 2009 created the Build America Bond (BAB) program, which provided federal subsidies to municipalities issuing bonds in the taxable market. A new source of financing for issuers translated into significant borrowing cost savings enabling many to relieve financial stress. By diverting new issuance away from tax-exempt investors however, an acute supply/demand imbalance developed, driving double-digit returns and pushing municipal bond yields to their lowest level since 1967. The return of the retail investor awakened by the likelihood of higher personal tax rates on both the state and federal level has been the central theme in the municipal bond market over the last six months. Fund performance, despite such high and low interest rate extremes, highlighted by several major market swings, continued to exhibit qualities associated with a long term, conservative investment approach.

GE Tax-Exempt Fund



Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. The overriding factor impacting the U.S. economy over the twelve-month period ended September 30, 2009 has been the efforts of the federal government to stabilize the nation's financial system amid a global financial meltdown and direct an economic recovery. While the Federal Reserve and Treasury aggressively moved to stabilize financial markets, a new administration faced challenges unseen for several generations. Despite a concerted effort to lower short-term interest rates, the municipal bond market along with most fixed income markets struggled with liquidity issues brought on by concerns over institutional counter-party risk. The restoration of confidence in worldwide credit markets took a foothold in early 2009 and the municipal bond market responded positively.

     Structure clearly was a winning formula for portfolio returns over the twelve-month period as our approach, based upon a long-term perspective, delivered. By maintaining a highly rated and liquid portfolio, the Fund weathered the storm in late 2008 and was still well positioned early in 2009 to take advantage of a historically steep yield curve. While the Fund continued to benefit from its laddered approach to curve positioning, and maintained reliance upon a pre-refunded debt component for income stability, we selectively adjusted our risk exposure adding securities that would allow the Fund to participate in a move to lower rates. New flows were gradually distributed in the 15-20 year sector, which has been a strong contributor over the last six months. While 2009 brought much needed confidence to the market, we have seen three different yield curve scenarios that have altered the yield curve's configuration, thereby introducing a considerable degree of volatility. While maturities longer than ten years have benefited greatly, the Fund's balanced exposure to that segment avoided some of the price instability, yet allowed the Fund to participate in some of the upside potential available in the asset class. The Fund, throughout the most challenging, uncertain investing climate in a generation, remained dedicated to a long-term philosophy, stressing credit quality and liquidity, which clearly separated the Fund from the majority of its peers.

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,064.70                4.45
     Class B                     1,000.00              1,061.66                8.32
     Class C                     1,000.00              1,060.61                8.21
     Class Y                     1,000.00              1,065.67                3.06
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.55                4.36
     Class B                     1,000.00              1,016.86                8.14
     Class C                     1,000.00              1,016.95                8.04
     Class Y                     1,000.00              1,021.87                2.99
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A, 1.61% for Class B, 1.59% for Class C and 0.59% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 6.47% for Class A shares, 6.17% for Class B shares, 6.06% for Class C shares, and 6.57% for Class Y shares.

GE Tax-Exempt Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

--------------------------------------------------------------------------------
QUALITY RATINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value

--------------------------------------------------------------------
                                                       PERCENTAGE OF
MOODY'S/S&P/ FITCH RATING*                              MARKET VALUE
--------------------------                             -------------
Aaa/AAA                                                     38.81%
--------------------------------------------------------------------
Aa/AA                                                       35.01%
--------------------------------------------------------------------
A/A                                                         18.06%
--------------------------------------------------------------------
Baa/BBB                                                      2.26%
--------------------------------------------------------------------
Ba/BB and lower                                              2.41%
--------------------------------------------------------------------
NR/Other                                                     3.45%
--------------------------------------------------------------------

                                                           100.00%
--------------------------------------------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.


--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate Municipal Debt Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                      ONE     FIVE     TEN
                                                                      YEAR    YEAR    YEAR
                                                                     -----    ----    ----
Number of Funds in peer group:                                         263     249     218

------------------------------------------------------------------------------------------

Peer group average annual total return:                              13.22%   3.80%   4.65%
------------------------------------------------------------------------------------------


Morningstar categories in peer group: Intermediate Municipal Debt*

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Intermediate Municipal Debt peer group consisting of 263, 249 and 218 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES ++

(PERFORMANCE GRAPH)

                                                            BARCLAYS CAPITAL
                                                             U.S. MUNICIPAL
                                                               BOND INDEX
                              GE TAX-EXEMPT    WITH LOAD         10 YEAR
                              -------------    ---------    ----------------
09/99                             10000           9575            10000
09/00                             10512          10065            10639
09/01                             11591          11099            11703
09/02                             12552          12018            12811
09/03                             12996          12443            13293
09/04                             13304          12739            13919
09/05                             13504          12931            14309
09/06                             13885          13295            14960
09/07                             14178          13575            15476
09/08                             14059          13462            15561
09/09                             15759          15090            17786




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING
                                                                 VALUE OF A
                             ONE    FIVE    TEN                    $10,000
                             YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            -----   ----   ----   ------------   ----------
GE Tax-Exempt Fund          12.09%  3.45%  4.65%    09/08/93       15,759
W/load                       7.33%  2.55%  4.20%                   15,090
Barclays Capital U.S.
  Municipal Bond Index 10
  Year                      14.30%  5.03%  5.93%                   17,786



--------------------------------------------------------------------------------

GE Tax-Exempt Fund

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                               BARCLAYS CAPITAL
                                                U.S. MUNICIPAL
                                                  BOND INDEX
                              GE TAX-EXEMPT         10 YEAR
                              -------------    ----------------
09/99                             10000              10000
09/00                             10443              10639
09/01                             11429              11703
09/02                             12284              12811
09/03                             12614              13293
09/04                             12827              13919
09/05                             12922              14309
09/06                             13188              14960
09/07                             13366              15476
09/08                             13142              15561
09/09                             14859              17524




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                   ENDING
                                                                 VALUE OF A
                             ONE    FIVE    TEN                    $10,000
                             YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                            -----   ----   ----   ------------   ----------
GE Tax-Exempt Fund          11.36%  2.67%  4.04%    09/08/93       14,859
W/load                       8.36%  2.67%  4.04%
Barclays Capital U.S.
  Municipal Bond Index 10
  Year                      14.30%  5.03%  5.93%                   17,524



--------------------------------------------------------------------------------

                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                               BARCLAYS CAPITAL
                                                U.S. MUNICIPAL
                                                  BOND INDEX
                              GE TAX-EXEMPT         10 YEAR
                              -------------    ----------------
09/99                             10000              10000
09/00                             10443              10639
09/01                             11429              11703
09/02                             12271              12811
09/03                             12611              13293
09/04                             12825              13919
09/05                             12910              14309
09/06                             13176              14960
09/07                             13366              15476
09/08                             13142              15561
09/09                             14619              17786




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                 ENDING
                                               VALUE OF A
           ONE    FIVE    TEN                    $10,000
           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   ----   ------------   ----------
GE Tax-
  Exempt
  Fund    11.24%  2.65%  3.87%    09/30/99       14,619
W/load    10.24%  2.65%  3.87%
Barclays
  Capi-
  tal
  U.S.
  Munic-
  ipal
  Bond
  Index
  10
  Year    14.30%  5.03%  5.93%                   17,786




--------------------------------------------------------------------------------

                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                             BARCLAYS CAPITAL
                              U.S. MUNICIPAL
                                BOND INDEX
            GE TAX-EXEMPT         10 YEAR
            -------------    ----------------
09/99           10000              10000
09/00           10547              10639
09/01           11654              11703
09/02           12653              12811
09/03           13649              13293
09/04           14032              13919
09/05           14249              14309
09/06           14689              14960
09/07           15046              15476
09/08           14949              15561
09/09           16793              17786




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                 ENDING
                                               VALUE OF A
           ONE    FIVE    TEN                    $10,000
           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   ----   ------------   ----------
GE Tax-
  Exempt
  Fund    12.34%  3.66%  5.32%    09/26/97       16,793
Barclays
  Capi-
  tal
  U.S.
  Munic-
  ipal
  Bond
  Index
  10
  Year    14.30%  5.03%  5.93%                   17,786



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

GE TAX-EXEMPT FUND                                            September 30, 2009

SCHEDULE OF INVESTMENTS

GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $37,552
(in thousands) as of September 30, 2009

(CHART)

Transportation                                   28.00
General Obligation                               19.00
Water & Sewer                                    12.60
Education                                        10.80
Electricity                                       9.90
Hospital                                          5.40
Lease/Other                                       4.90
Housing                                           4.40
Tax                                               3.20
Industrial Development                            1.10
Short-Term                                        0.70
Other Investments                                0.00*





                                    PRINCIPAL
                                       AMOUNT        VALUE

MUNICIPAL BONDS AND NOTES -- 98.6%+
-----------------------------------------------------------------

ARKANSAS -- 0.9%
Arkansas Housing Development Agency
  8.38%   07/01/11...............  $  315,000  $   357,062   (l)

CALIFORNIA -- 5.1%
City of San Diego CA
  8.88%   02/01/11...............      80,000       85,212   (l)
Los Angeles Harbor Department
  5.00%   08/01/26...............   1,160,000    1,269,179
Sacramento Municipal Utility
  District
  6.80%   10/01/19...............      43,000       53,145   (l)
  9.00%   04/01/13...............     435,000      501,594   (l)
                                                 1,909,130

COLORADO -- 0.5%
City of Colorado Springs Co.
  8.50%   11/15/11...............      55,000       58,855   (l)
Denver City & County Co.
  7.00%   08/01/10...............     130,000      136,868   (l)
                                                   195,723

CONNECTICUT -- 6.7%
City of New Haven (AMBAC Insured)
  5.38%   12/01/12...............   1,000,000    1,098,820   (n)
Connecticut State Health &
  Educational Facility Authority
  7.00%   07/01/12...............     200,000      213,572   (l)
Town of Fairfield CT
  5.00%   01/01/21...............   1,000,000    1,218,380
                                                 2,530,772

FLORIDA -- 5.5%
City of Gainesville
  8.13%   10/01/14...............     110,000      125,572   (l)
City of Tampa
  5.00%   10/01/26...............     615,000      632,804
Jacksonville Health Facilities
  Authority
  11.50%  10/01/12...............     200,000      261,130   (l)
North Broward Hospital District
  5.25%   01/15/12...............     740,000      789,195   (m)
State of Florida
  10.00%  07/01/14...............     235,000      285,927   (l)
                                                 2,094,628

GEORGIA -- 6.3%
Columbus Medical Center Hospital
  Authority
  7.75%   07/01/10...............      50,000       52,747   (l)
Metropolitan Atlanta Rapid
  Transit Authority
  7.00%   07/01/11...............     390,000      418,681   (l)
Municipal Electric Authority of
  Georgia
  5.25%   01/01/19...............   1,000,000    1,147,280
Private Colleges & Universities
  Authority
  6.00%   06/01/11...............     225,000      225,000
State of Georgia
  4.50%   01/01/29...............     500,000      540,385
                                                 2,384,093

HAWAII -- 1.6%
State of Hawaii (FSA Insured)
  5.75%   02/01/14...............     500,000      584,710   (n)

IDAHO -- 3.0%
Idaho Housing & Finance Assoc.
  5.00%   07/15/17...............   1,000,000    1,152,010

ILLINOIS -- 1.4%
Chicago Metropolitan Water
  Reclamation District-Greater
  Chicago
  5.00%   12/01/10...............     500,000      524,815


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TAX EXEMPT FUND                                            September 30, 2009

SCHEDULE OF INVESTMENTS


                                    PRINCIPAL
                                       AMOUNT        VALUE

INDIANA -- 3.9%
Indiana Municipal Power Agency/IN
  5.50%   01/01/27...............  $  500,000  $   536,245
Indiana Toll Road Commission
  9.00%   01/01/15...............     580,000      714,705   (l)
Purdue University
  5.25%   07/01/11...............     200,000      215,154
                                                 1,466,104

IOWA -- 1.2%
Muscatine IA
  9.70%   01/01/13...............     400,000      460,924   (l)

KENTUCKY -- 1.5%
Kentucky State Property &
  Buildings Commission
  5.25%   02/01/27...............     500,000      558,520

MAINE -- 1.5%
University of Maine (FSA Insured)
  5.38%   03/01/12...............     500,000      550,225   (n)

MARYLAND -- 1.5%
County of Prince Georges MD (FSA
  Insured)
  5.50%   05/15/12...............     500,000      558,115   (n)

MASSACHUSETTS -- 2.0%
Commonwealth of Massachusetts
  (FSA Insured)
  5.25%   12/15/12...............     500,000      559,755   (n)
Massachusetts Port Authority
  13.00%  07/01/13...............     150,000      183,152   (l)
                                                   742,907

MICHIGAN -- 1.5%
Detroit MI (FSA Insured)
  5.25%   07/01/22...............     500,000      566,690   (n)

MINNESOTA -- 0.3%
Western Minnesota Municipal Power
  Agency
  6.63%   01/01/16...............     100,000      115,796   (l)

MISSISSIPPI -- 1.6%
State of Mississippi
  5.50%   09/01/14...............     500,000      584,430

MISSOURI -- 1.4%
Missouri Joint Municipal Electric
  Utility Commission
  5.75%   01/01/29...............     500,000      543,255

NEW JERSEY -- 8.9%
Atlantic County Improvement
  Authority
  7.40%   07/01/16...............     175,000      212,973   (l)
Atlantic County Improvement
  Authority (AMBAC Insured)
  7.40%   03/01/12...............     180,000      195,257  (l,n)
New Jersey Economic Development
  Authority
  4.50%   09/01/26...............     500,000      514,405
New Jersey St. Transit Corp.
  (AMBAC Insured)
  5.50%   09/15/11...............     500,000      534,295   (n)
New Jersey State Turnpike
  Authority (AMBAC Insured)
  6.50%   01/01/16...............      40,000       45,289   (n)
  6.50%   01/01/16...............     210,000      249,385  (l,n)
New Jersey Transportation Trust
  Fund Authority (FSA Insured)
  5.75%   12/15/12...............     500,000      563,690   (n)
State of New Jersey
  5.00%   06/15/23...............   1,000,000    1,064,450
                                                 3,379,744

NEW MEXICO -- 0.7%
New Mexico Finance Authority
  5.00%   12/15/26...............     250,000      271,667

NEW YORK -- 6.2%
New York State Dormitory
  Authority
  6.50%   12/01/21...............     500,000      507,865
  7.38%   07/01/16...............     490,000      583,448   (l)
  7.50%   05/15/11...............      30,000       30,279   (m)
  7.50%   05/15/11...............      50,000       54,614
New York State Urban Development
  Corp.
  5.50%   01/01/19...............   1,000,000    1,184,410
                                                 2,360,616

NORTH CAROLINA -- 4.6%
City of Charlotte NC
  5.00%   07/01/15...............   1,000,000    1,126,580
North Carolina Municipal Power
  Agency
  No 1 Catawba
  10.50%  01/01/10...............      90,000       92,167   (l)
State of North Carolina
  4.63%   05/01/29...............     500,000      530,355
                                                 1,749,102


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE TAX EXEMPT FUND                                            September 30, 2009

SCHEDULE OF INVESTMENTS


                                    PRINCIPAL
                                       AMOUNT        VALUE

OHIO -- 3.6%
City of Cleveland
  5.00%   01/01/27...............  $1,000,000  $ 1,055,180
Kent State University Revenues
  5.00%   05/01/30...............     250,000      267,863
Ohio State Water Development
  Authority (AMBAC Insured)
  7.00%   12/01/09...............      35,000       35,362  (l,n)
                                                 1,358,405

PENNSYLVANIA -- 7.8%
Allegheny County Hospital
  Development Authority
  5.00%   11/15/28...............     500,000      397,690
  7.38%   07/01/12...............     205,000      220,711   (l)
City of Philadelphia
  6.25%   08/01/12...............     250,000      278,422
  7.00%   05/15/20...............     340,000      416,422   (l)
Delaware River Port Authority Pa
  & N J
  6.50%   01/15/11...............      90,000       94,407   (l)
Pennsylvania Higher Educational
  Facilties Authority
  5.50%   08/15/18...............     500,000      572,320
Philadelphia Authority for
  Industrial Development
  5.25%   09/01/36...............     500,000      409,065
Pittsburgh Urban Redevelopment
  Authority (FGIC Insured)
  7.25%   09/01/14...............     485,000      559,991  (l,n)
                                                 2,949,028

RHODE ISLAND -- 1.4%
Rhode Island Health & Educational
  Building Corp.
  6.25%   09/15/34...............     500,000      541,990

SOUTH CAROLINA -- 2.9%
Charleston Educational Excellence
  Finance Corp.
  5.25%   12/01/27...............     500,000      528,190
Grand Strand Water & Sewer
  Authority
  (FSA Insured)
  5.38%   06/01/13...............     500,000      554,810   (n)
                                                 1,083,000

TEXAS -- 5.4%
North Texas Tollway Authority
  5.63%   01/01/33...............     500,000      535,130
Texas Municipal Gas Acquisition &
  Supply Corp. II
  0.87%   09/15/17...............   1,680,000    1,502,609   (i)
                                                 2,037,739

VIRGINIA -- 3.5%
Chesterfield County Economic
  Development Authority
  5.00%   05/01/23...............     250,000      270,125
Virginia Public School Authority
  4.50%   08/01/28...............   1,000,000    1,061,250
                                                 1,331,375

WISCONSIN -- 6.2%
State of Wisconsin
  6.60%   07/01/11...............     525,000      579,500   (l)
State of Wisconsin (FGIC Insured)
  5.25%   07/01/16...............   1,500,000    1,748,116  (m,n)
                                                 2,327,616
TOTAL BONDS AND NOTES
  (COST $35,194,904).............               37,270,191

-----------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
-----------------------------------------------------------------

GEI Investment Fund
  (COST $4,466)..................                    2,992   (j)
TOTAL INVESTMENT IN SECURITIES
  (COST $35,199,370).............               37,273,183

-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
-----------------------------------------------------------------

GE Money Market Fund
  Institutional Class
  0.06%
  (COST $278,456)................                  278,456  (d,p)
TOTAL INVESTMENTS
  (COST $35,477,826).............               37,551,639

OTHER ASSETS AND LIABILITIES,
  NET -- 0.7%....................                  245,696
                                               -----------

NET ASSETS -- 100.0%.............              $37,797,335
                                               ===========





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Fixed Income Fund

Q&A

(PHOTO OF PAUL M. COLONNA)

Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Fixed Income Fund returned 6.36% for Class A shares, 5.57% for Class B shares, 5.47% for Class C shares, 5.99% for Class R shares and 6.63% for Class Y shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 10.56% and the Fund's Morningstar peer group of 1,138 Intermediate Term Bond Funds returned an average of 11.41% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDING SEPTEMBER 30, 2009?

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund's relative underperformance to its benchmark was primarily the result of the Fund's defensive positioning. An emphasis on higher quality securities to weather the economic recession ultimately underperformed the benchmark when equity prices rallied from the March lows and

GE U.S. Equity Fund


     lower quality bonds performed the best. Allocations to high yield and emerging market debt hurt Fund performance in the fourth quarter of 2008 as credit markets froze, but helped in 2009 when credit spreads began to tighten with the stronger equity market. Duration positioning during the period also negatively impacted Fund performance relative to the benchmark. Depressed pricing of short maturity asset-backed securities hurt performance in 4(th) quarter 2008 and 1(st) quarter 2009.

GE Fixed Income Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.



APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,062.12                4.29
     Class B                     1,000.00              1,058.16                8.15
     Class C                     1,000.00              1,057.17                8.15
     Class R                     1,000.00              1,059.81                5.58
     Class Y                     1,000.00              1,063.47                3.00
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.69                4.20
     Class B                     1,000.00              1,017.00                7.99
     Class C                     1,000.00              1,017.00                7.99
     Class R                     1,000.00              1,019.47                5.47
     Class Y                     1,000.00              1,021.92                2.94
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 1.08% for Class R and 0.58% for Class Y (for the period April 01, 2009 -- September 30, 2009), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 6.21% for Class A shares, 5.82% for Class B shares, 5.72% for Class C shares, 5.98% for Class R shares and 6.35% for Class Y shares.

GE Fixed Income Fund


  INVESTMENT PROFILE

 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

--------------------------------------------------------------------------------
QUALITY RATINGS AS OF SEPTEMBER 30, 2009 as a % of Market Value

--------------------------------------------------------------------
                                                       PERCENTAGE OF
                                                        MARKET VALUE
MOODY'S/S&P/FITCH RATING*                              -------------
Aaa/AAA                                                    67.01%
--------------------------------------------------------------------
Aa/AA                                                       3.12%
--------------------------------------------------------------------
A/A                                                        14.15%
--------------------------------------------------------------------
Baa/BBB                                                     8.23%
--------------------------------------------------------------------
Ba/BB and lower                                             6.93%
--------------------------------------------------------------------
NR/Other                                                    0.56%
--------------------------------------------------------------------

                                                          100.00%
--------------------------------------------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate Investment Grade Debt Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                                      ONE     FIVE     TEN
                                                                      YEAR    YEAR    YEAR
                                                                     -----    ----    ----
Number of Funds in peer group:                                        1138    1019     836

------------------------------------------------------------------------------------------

Peer group average annual total return:                              11.41%   3.59%   5.04%
------------------------------------------------------------------------------------------


Morningstar categories in peer group: Intermediate Investment Grade Debt*

* Morning star performance comparisons are based on average annual total returns for the one year, five-year, and ten-year periods indicated in the Intermediate Investment Grade Debt peer group consisting of 1138, 1019, and 836 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                CLASS A SHARES +

(PERFORMANCE GRAPH)

                                                        BARCLAYS CAPITAL
                               GE FIXED                  U.S. AGGREGATE
                                INCOME     WITH LOAD       BOND INDEX
                               --------    ---------    ----------------
09/99                            10000        9575            10000
09/00                            10594       10143            10699
09/01                            11877       11372            12085
09/02                            12782       12239            13124
09/03                            13367       12799            13834
09/04                            13767       13182            14343
09/05                            14056       13459            14743
09/06                            14496       13880            15285
09/07                            15187       14542            16070
09/08                            15298       14648            16656
09/09                            16271       15579            18415




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                              ONE    FIVE    TEN                    $10,000
                              YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                             -----   ----   ----   ------------   ----------
GE Fixed Income Fund          6.36%  3.40%  4.99%    01/05/93       16,271
W/load                        1.84%  2.50%  4.53%                   15,579
Barclays Capital U.S.
  Aggregate Bond Index       10.56%  5.13%  6.30%                   18,415



--------------------------------------------------------------------------------

                                 CLASS B SHARES

(PERFORMANCE GRAPH)

                                          BARCLAYS CAPITAL
                              GE FIXED     U.S. AGGREGATE
                               INCOME        BOND INDEX
                              --------    ----------------
09/99                           10000           10000
09/00                           10515           10699
09/01                           11699           12085
09/02                           12487           13124
09/03                           12961           13834
09/04                           13248           14343
09/05                           13426           14743
09/06                           13846           15285
09/07                           14506           16070
09/08                           14612           16656
09/09                           15541           18415




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                               ONE    FIVE    TEN                    $10,000
                               YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                              -----   ----   ----   ------------   ----------
GE Fixed Income Fund           5.57%  2.63%  4.51%    12/22/93       15,541
W/load                         2.57%  2.63%  4.51%
Barclays Capital U.S.
  Aggregate Bond Index        10.56%  5.13%  6.30%                   18,415



--------------------------------------------------------------------------------

GE Fixed Income Fund


                                 CLASS C SHARES

(PERFORMANCE GRAPH)

                                          BARCLAYS CAPITAL
                              GE FIXED     U.S. AGGREGATE
                               INCOME        BOND INDEX
                              --------    ----------------
09/30/99                        10000           10000
09/00                           10515           10699
09/01                           11701           12085
09/02                           12499           13124
09/03                           12972           13834
09/04                           13260           14343
09/05                           13449           14743
09/06                           13767           15285
09/07                           14316           16070
09/08                           14313           16656
09/09                           15096           18415




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                     ENDING
                                                                   VALUE OF A
                               ONE    FIVE    TEN                    $10,000
                               YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                              -----   ----   ----   ------------   ----------
GE Fixed Income Fund           5.47%  2.63%  4.20%    09/30/99       15,096
W/load                         4.47%  2.63%  4.20%
Barclays Capital U.S.
  Aggregate Bond Index        10.56%  5.13%  6.30%                   18,415



--------------------------------------------------------------------------------


                                 CLASS R SHARES

(PERFORMANCE GRAPH)

                                          BARCLAYS CAPITAL
                              GE FIXED     U.S. AGGREGATE
                               INCOME        BOND INDEX
                              --------    ----------------
01/29/08                        10000           10000
03/08                            9983           10217
06/08                            9824           10113
09/08                            9657           10063
12/08                            9684           10524
03/09                            9659           10536
06/09                            9815           10724
09/09                           10236           11126




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                               ENDING
                                             VALUE OF A
           ONE      SINCE                      $10,000
           YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
          -----   ---------   ------------   ----------
GE Fixed
  Income
  Fund     5.99%     1.41%      01/29/08       10,236
Barclays
  Capi-
  tal
  U.S.
  Aggre-
  gate
  Bond
  Index   10.56%     6.59%                     11,126



--------------------------------------------------------------------------------


                                 CLASS Y SHARES

(PERFORMANCE GRAPH)

                        BARCLAYS CAPITAL
            GE FIXED     U.S. AGGREGATE
             INCOME        BOND INDEX
            --------    ----------------
09/99         10000           10000
09/00         10611           10699
09/01         11937           12085
09/02         12869           13124
09/03         13491           13834
09/04         13929           14343
09/05         14257           14743
09/06         14753           15285
09/07         15495           16070
09/08         15633           16656
09/09         16669           18415




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                 ENDING
                                               VALUE OF A
           ONE    FIVE    TEN                    $10,000
           YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
          -----   ----   ----   ------------   ----------
GE Fixed
  Income
  Fund     6.63%  3.66%  5.24%    11/29/93       16,669
Barclays
  Capi-
  tal
  U.S.
  Aggre-
  gate
  Bond
  Index   10.56%  5.13%  6.30%                   18,415



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $116,859
(in thousands) as of September 30, 2009

(CHART)

Mortgage Backed                                  33.60
Corporate Notes                                  32.20
U.S. Treasuries                                  14.90
Asset Backed & Others                            14.60
Federal Agencies                                  4.40
Other Investments                                 0.30





                                    PRINCIPAL
                                       AMOUNT         VALUE
BONDS AND NOTES -- 89.8%+
----------------------------------------------------------------------

U.S. TREASURIES -- 15.4%
U.S. Treasury Bonds
  3.50%     02/15/39.............  $2,161,400  $  1,958,094
  4.25%     05/15/39.............     960,200       993,357
U.S. Treasury Notes
  0.88%     01/31/11 - 05/31/11     3,835,200     3,845,484
  1.13%     06/30/11.............   4,941,900     4,970,469     (h)
  1.25%     11/30/10.............     157,500       158,890
  1.75%     08/15/12.............     920,300       929,790
  2.25%     05/31/14.............     448,300       449,666
  2.63%     07/31/14.............   1,830,300     1,860,901
  3.63%     10/31/09.............   2,113,000     2,119,026
  4.50%     11/15/10.............      27,000        28,214
  4.63%     11/15/09.............     120,000       120,656
                                                 17,434,547

FEDERAL AGENCIES -- 4.6%
Federal Home Loan Mortgage Corp.
  4.13%     09/27/13.............     578,000       619,679
  5.13%     11/17/17.............   1,300,000     1,444,405
Federal National Mortgage Assoc.
  3.63%     02/12/13.............     788,000       833,842
  3.88%     07/12/13.............   2,152,000     2,292,870
                                                  5,190,796

AGENCY MORTGAGE BACKED -- 26.0%
Federal Home Loan Mortgage Corp.
  4.50%     06/01/33 - 02/01/35        59,670        60,634     (h)
  5.00%     07/01/35.............     259,873       269,789     (h)
  5.50%     05/01/20 - 04/01/39     1,523,565     1,609,121     (h)
  6.00%     04/01/17 - 11/01/37     1,581,664     1,677,593     (h)
  6.50%     01/01/27 - 08/01/36       500,832       537,536     (h)
  7.00%     10/01/16 - 08/01/36       140,543       153,275     (h)
  7.50%     11/01/09 - 09/01/33        31,060        34,843     (h)
  8.00%     11/01/30.............      16,869        19,158     (h)
  8.50%     04/01/30 - 05/01/30        35,443        40,722     (h)
  9.00%     12/01/16.............       7,690         8,487     (h)
  9.50%     04/01/21.............         655           728     (h)
Federal National Mortgage Assoc.
  4.00%     05/01/19 - 06/01/19       241,931       251,635     (h)
  4.50%     05/01/18 - 04/01/34       684,846       716,495     (h)
  5.00%     07/01/20 - 05/01/39     1,091,847     1,133,962     (h)
  5.25%     04/01/37.............     134,320       141,871     (i)
  5.47%     04/01/37.............     118,958       125,835     (i)
  5.48%     04/01/37.............     108,908       115,127     (i)
  5.50%     03/01/14 - 12/01/38     9,871,150    10,379,649     (h)
  5.52%     04/01/37.............      49,586        52,410     (i)
  5.57%     04/01/37.............     140,389       148,868     (i)
  5.67%     04/01/37.............      95,728       101,221     (i)
  5.72%     04/01/37.............      56,906        60,365     (i)
  5.81%     03/01/37.............      10,182        10,776     (i)
  6.00%     09/01/14 - 03/01/38     2,999,895     3,182,511     (h)
  6.03%     10/01/37.............     166,180       176,359     (i)
  6.50%     08/01/17 - 08/01/36     2,169,111     2,335,013     (h)
  7.00%     08/01/13 - 06/01/36       615,565       676,997     (h)
  7.50%     12/01/09 - 03/01/34       182,776       203,923     (h)
  8.00%     12/01/12 - 11/01/33        78,947        88,990     (h)
  8.50%     05/01/31.............       5,685         6,508     (h)
  9.00%     04/01/16 - 12/01/22        18,059        19,649     (h)
  4.50%     TBA..................     320,000       324,099     (c)
  6.00%     TBA..................   2,469,000     2,629,485     (c)
  6.50%     TBA..................     444,000       474,525     (c)
  7.00%     TBA..................     210,000       228,900     (c)
Government National Mortgage
  Assoc.
  4.50%     08/15/33 - 09/15/34       346,221       353,752     (h)
  6.00%     04/15/27 - 09/15/36       255,577       272,141     (h)
  6.50%     04/15/19 - 08/15/36       479,968       514,362     (h)
  7.00%     03/15/12 - 10/15/36       169,138       183,192     (h)
  7.50%     01/15/23 - 10/15/33        78,627        87,779     (h)
  8.00%     12/15/29 - 02/15/30         2,049         2,331     (h)
  9.00%     11/15/16 - 12/15/21        58,877        64,566     (h)
                                                 29,475,182

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
Collateralized Mortgage
  Obligation Trust (Class B)
  9.24%     11/01/18.............       3,294         3,180  (d,f,h,q)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Federal Home Loan Mortgage Corp.
  0.21%     09/25/43.............  $1,317,674  $      7,653  (g,h,i,s)
  0.62%     09/15/34.............     129,444       111,576    (d,f)
  0.66%     11/15/37.............     271,355       230,782    (d,f)
  4.50%     10/15/16 - 03/15/19       334,396        25,099   (g,h,s)
  5.00%     05/15/17 - 12/01/34     1,522,444       210,332   (g,h,s)
  5.00%     05/15/38.............     116,593       115,355
  5.50%     04/15/17 - 06/15/33       346,801        55,110   (g,h,s)
  7.50%     01/15/16.............      13,968        14,337     (h)
  7.50%     07/15/27.............       2,982           633   (g,h,s)
  8.00%     04/15/20.............       1,182         1,277     (h)
  8.00%     02/01/23 - 07/01/24         7,796         1,504   (g,h,s)
  9.62%     12/15/33.............     148,420       162,228    (h,i)
Federal Home Loan Mortgage STRIPS
  9.21%     08/01/27.............       1,883         1,565   (d,f,h)
Federal National Mortgage Assoc.
  1.20%     12/25/42.............     297,336        10,860  (g,h,i,s)
  4.50%     05/25/18.............      68,482         3,129   (g,h,s)
  4.75%     11/25/14.............      11,136            65   (g,h,s)
  5.00%     08/25/17 - 02/25/32       365,343        34,316   (g,h,s)
  5.00%     10/25/35 - 08/25/38       317,074       316,153
  5.50%     01/25/33.............     152,073       159,502
  6.75%     10/25/29.............     301,916        28,209  (g,h,i,s)
  7.35%     09/25/42.............     698,656        97,763  (g,h,i,s)
  7.45%     08/25/16.............     106,157         5,538  (g,h,i,s)
  16.07%    03/25/31.............     249,526       279,958    (h,i)
Federal National Mortgage Assoc.
  (Class 1)
  1.30%     11/01/34.............     318,232       277,716   (d,f,h)
  4.50%     09/01/35 - 01/01/36       848,424       144,275    (g,s)
  5.00%     05/25/38.............     259,734        39,186    (g,s)
Federal National Mortgage Assoc.
  (Class 2)
  4.50%     08/01/35.............     257,961        43,781    (g,s)
  5.00%     08/01/34 - 03/25/38       241,332        38,922    (g,s)
  5.50%     12/01/33.............      70,104        12,495    (g,s)
  7.50%     11/01/23.............      34,597         5,389   (g,h,s)
  8.00%     08/01/23 - 07/01/24        16,843         3,344   (g,h,s)
  8.50%     03/01/17 - 07/25/22         8,007         1,400   (g,h,s)
  9.00%     05/25/22.............       2,730           533   (g,h,s)
Federal National Mortgage Assoc.
  (Class B)
  6.30%     12/25/22.............       2,715         2,569   (d,f,h)
Federal National Mortgage Assoc.
  (Class H)
  5.00%     10/25/22.............     102,660         9,758   (g,h,s)

Federal National Mortgage Assoc.
  (Class K)
  1008.00%  05/25/22.............          13           249   (g,h,s)
Government National Mortgage
  Assoc.
  1.00%     01/20/37.............   1,070,948       107,476   (g,i,s)
  6.15%     05/20/39.............     680,490        67,098   (g,i,s)
                                                  2,630,315

ASSET BACKED -- 0.5%
Bear Stearns Asset Backed
  Securities Trust (Class A)
  0.62%     01/25/34.............      27,283        18,673     (i)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  0.75%     03/25/32.............      31,165        17,732    (h,i)
  5.75%     05/25/32.............      33,471        15,750   (h,i,q)
Countrywide Asset-Backed
  Certificates
  1.11%     05/25/33.............       3,393         1,950     (i)
Countrywide Asset-Backed
  Certificates (Class 2)
  0.85%     06/25/33.............       1,457           685     (i)
Countrywide Asset-Backed
  Certificates (Class A)
  0.81%     08/25/32.............      19,482         7,446    (h,i)
  1.05%     03/25/33.............     106,691        70,460    (h,i)
Discover Card Master Trust I
  (Class B) (Series 2)
  0.42%     05/15/12.............     130,000       121,868     (i)
GSAMP Trust
  0.40%     12/25/35.............      92,234        89,299     (i)
Mid-State Trust
  7.54%     07/01/35.............      11,885        10,156    (h,q)
Nissan Auto Lease Trust
  0.31%     02/15/13.............     189,407       189,155     (i)
Residential Asset Mortgage
  Products Inc.
  0.49%     03/25/34.............         453           433    (h,i)
Residential Asset Mortgage
  Products Inc. (Class A)
  0.81%     06/25/32.............      19,695        11,346     (i)
Residential Asset Securities
  Corp.
  0.75%     07/25/32.............       6,487         3,064    (h,i)
Residential Asset Securities
  Corp. (Class A)
  0.83%     06/25/33.............      26,337        13,179     (i)
  4.16%     07/25/30.............       4,724         4,605   (h,i,q)
Wachovia Asset Securitization
  Inc. (Class A)
  0.47%     06/25/34.............      44,874        22,397    (i,q)
Wells Fargo Home Equity Trust
  3.97%     05/25/34.............      21,693        21,223   (h,i,q)
                                                    619,421

CORPORATE NOTES -- 33.2%
Abu Dhabi National Energy Co.
  6.25%     09/16/19.............     100,000       100,739     (b)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Air Jamaica Ltd.
  9.38%     07/08/15.............  $    8,571  $      7,886
AMC Entertainment Inc.
  8.75%     06/01/19.............     325,000       335,563
American Express Company
  8.13%     05/20/19.............      64,000        75,692
Anheuser-Busch InBev Worldwide
  Inc.
  7.20%     01/15/14.............     129,000       145,234     (b)
  7.75%     01/15/19.............     290,000       343,145     (b)
Apria Healthcare Group Inc.
  11.25%    11/01/14.............     190,000       204,250     (b)
ARAMARK Corp.
  8.50%     02/01/15.............     334,000       336,923
Arch Coal, Inc.
  8.75%     08/01/16.............      10,000        10,300     (b)
Archer-Daniels-Midland Co.
  6.45%     01/15/38.............      36,000        41,445
Arizona Public Service Co.
  6.25%     08/01/16.............      95,000        99,224     (h)
AT&T Inc.
  6.40%     05/15/38.............     258,000       273,883
  6.70%     11/15/13.............     184,000       208,464
Axtel SAB de C.V.
  9.00%     09/22/19.............      12,000        12,180     (b)
Banco Mercantil del Norte S.A.
  6.14%     10/13/16.............      24,000        23,054     (i)
Banco Nacional de Desenvolvimento
  Economico e Social
  6.50%     06/10/19.............     200,000       212,500     (b)
Bank of America Corp.
  5.75%     12/01/17.............     515,000       514,061     (h)
  6.50%     08/01/16.............     240,000       252,276
  7.38%     05/15/14.............      65,000        72,323
Barclays Bank PLC
  5.00%     09/22/16.............     100,000       101,277
  5.20%     07/10/14.............     130,000       137,321
Berkshire Hathaway Finance Corp.
  5.00%     08/15/13.............      93,000       101,008
Bristol-Myers Squibb Co.
  5.88%     11/15/36.............      47,000        52,020     (h)
Bunge Ltd. Finance Corp.
  8.50%     06/15/19.............     104,000       119,894
CA, Inc.
  6.13%     12/01/14.............     178,000       191,592
Cargill Inc.
  5.20%     01/22/13.............     240,000       251,663    (b,h)
  6.00%     11/27/17.............      96,000       103,953    (b,h)
Carolina Power & Light Co.
  5.15%     04/01/15.............     101,000       108,890     (h)
  5.70%     04/01/35.............      58,000        62,249     (h)
  6.13%     09/15/33.............      42,000        47,415     (h)
Case New Holland Inc.
  7.75%     09/01/13.............     252,000       250,740
Cenovus Energy Inc.
  4.50%     09/15/14.............     128,000       130,785     (b)
  6.75%     11/15/39.............     234,000       252,143     (b)
Central American Bank for
  Economic Integration
  5.38%     09/24/14.............     140,000       140,175     (b)
CenturyTel, Inc.
  6.15%     09/15/19.............      58,000        58,173
Chesapeake Energy Corp.
  7.25%     12/15/18.............     333,000       314,685     (h)
Cincinnati Bell Inc.
  8.25%     10/15/17.............     100,000        98,562
Citigroup, Inc.
  5.00%     09/15/14.............     147,000       139,883
  5.13%     05/05/14.............     165,000       163,115
  6.38%     08/12/14.............     411,000       424,929
  8.50%     05/22/19.............     212,000       239,313
Clarendon Alumina Production Ltd.
  8.50%     11/16/21.............     100,000        71,000    (b,h)
CME Group Inc.
  5.40%     08/01/13.............     297,000       321,067
Comcast Corp.
  6.50%     01/15/15.............     117,000       130,372
Community Health Systems, Inc.
  8.88%     07/15/15.............     332,000       340,300     (h)
Consolidated Edison Company of
  New York Inc.
  5.85%     04/01/18.............      20,000        21,801
  6.65%     04/01/19.............     121,000       139,808
Continental Resources, Inc.
  8.25%     10/01/19.............      79,000        81,173     (b)
COX Communications Inc.
  6.25%     06/01/18.............     127,000       134,735    (b,h)
  7.13%     10/01/12.............     100,000       111,552     (h)
  7.75%     11/01/10.............     145,000       153,438     (h)
Credit Suisse
  6.00%     02/15/18.............     403,000       421,923     (h)
CSX Corp.
  6.25%     03/15/18.............     122,000       132,308


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
CVS Caremark Corp.
  5.75%     06/01/17.............  $   58,000  $     62,089
  6.13%     09/15/39.............     174,000       176,997
  6.60%     03/15/19.............      58,000        65,382
DASA Finance Corp.
  8.75%     05/29/18.............     178,000       188,680
Diageo Capital PLC
  5.20%     01/30/13.............     117,000       125,386
  7.38%     01/15/14.............     112,000       129,797
DirecTV Financing Company Inc.
  4.75%     10/01/14.............     234,000       234,000     (b)
  5.88%     10/01/19.............      82,000        81,487     (b)
Dolphin Energy Ltd.
  5.89%     06/15/19.............     100,000       101,250     (b)
Dominion Resources, Inc.
  5.20%     08/15/19.............     118,000       122,522
Dover Corp.
  6.50%     02/15/11.............      80,000        85,230     (h)
Duke Energy Indiana Inc.
  6.35%     08/15/38.............     179,000       211,111
Dynegy Holdings Inc.
  7.50%     06/01/15.............     382,000       353,350
Ecopetrol S.A.
  7.63%     07/23/19.............      38,000        41,610     (b)
Eli Lilly & Co.
  4.20%     03/06/14.............     158,000       167,644
Empresa Nacional del Petroleo
  6.25%     07/08/19.............     100,000       106,771     (b)
ERP Operating LP (REIT)
  5.25%     09/15/14.............      65,000        65,942
European Investment Bank
  4.88%     01/17/17.............     200,000       217,710
Exelon Generation Company LLC
  5.20%     10/01/19.............     163,000       164,784
  6.25%     10/01/39.............     146,000       149,017
Export-Import Bank of Korea
  5.88%     01/14/15.............     100,000       105,425
Frontier Communications Corp.
  8.13%     10/01/18.............     118,000       118,737
Gaz Capital S.A.
  9.25%     04/23/19.............     125,000       139,531
GlaxoSmithKline Capital Inc.
  4.85%     05/15/13.............     157,000       168,670
  6.38%     05/15/38.............     118,000       139,110
Globo Comunicacao e Participacoes
  S.A.
  7.25%     04/26/22.............     100,000       105,000     (b)
HCA Inc.
  7.88%     02/15/20.............     280,000       281,050     (b)
  9.25%     11/15/16.............     302,000       312,192
Health Management Associates,
  Inc.
  6.13%     04/15/16.............     254,000       236,220
Holcim US Finance Sarl & Cie SCS
  6.00%     12/30/19.............      70,000        70,852     (b)
Host Hotels & Resorts LP (REIT)
  9.00%     05/15/17.............     356,000       377,360     (b)
HSBC Bank USA N.A.
  4.63%     04/01/14.............      75,000        77,405
HSBC Finance Corp.
  5.00%     06/30/15.............     437,000       438,675
  5.70%     06/01/11.............     251,000       260,353
  6.75%     05/15/11.............     125,000       131,750
HSBC Holdings PLC
  6.80%     06/01/38.............     250,000       280,527
Hutchison Whampoa International
  09/16 Ltd.
  4.63%     09/11/15.............     100,000        99,255     (b)
Hyatt Hotels Corp.
  6.88%     08/15/19.............     236,000       242,170
IIRSA Norte Finance Ltd.
  8.75%     05/30/24.............     291,986       299,286    (b,h)
Illinois Power Co.
  9.75%     11/15/18.............     178,000       223,464
Ingles Markets Inc.
  8.88%     05/15/17.............     264,000       270,600
Intergen N.V.
  9.00%     06/30/17.............     308,000       317,240     (b)
International Business Machines
  Corp.
  7.63%     10/15/18.............     100,000       123,057
International Paper Co.
  7.50%     08/15/21.............     118,000       125,029
Jefferies Group, Inc.
  8.50%     07/15/19.............      85,000        89,961
Johnson & Johnson
  5.85%     07/15/38.............     114,000       128,313
JPMorgan Chase & Co.
  5.13%     09/15/14.............     352,000       366,718
  6.30%     04/23/19.............      88,000        96,072
  6.40%     05/15/38.............     183,000       204,876
KazMunaiGaz Finance Sub BV
  11.75%    01/23/15.............     100,000       118,250     (b)
Kellogg Co.
  5.13%     12/03/12.............     108,000       117,234


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Kimberly-Clark Corp.
  7.50%     11/01/18.............  $   61,000  $     75,949
Korea Hydro & Nuclear Power
  Company Ltd.
  6.25%     06/17/14.............     100,000       106,373     (b)
Korea National Oil Corp.
  5.38%     07/30/14.............     200,000       204,120     (b)
Kreditanstalt fuer Wiederaufbau
  3.50%     03/10/14.............     824,000       857,290
  4.13%     10/15/14.............     312,000       319,756
  4.50%     07/16/18.............     279,000       295,396
L-3 Communications Corp.
  5.20%     10/15/19.............      81,000        80,710     (b)
Lincoln National Corp.
  8.75%     07/01/19.............     120,000       138,788
Majapahit Holding BV
  7.25%     10/17/11.............     100,000       104,000     (b)
  7.75%     10/17/16.............     211,000       221,550     (b)
Massey Energy Co.
  6.88%     12/15/13.............     254,000       245,110
McDonald's Corp.
  6.30%     03/01/38.............     164,000       191,972
Merrill Lynch & Company Inc.
  6.05%     08/15/12.............     119,000       126,912
  6.88%     04/25/18.............     209,000       219,805
MetLife, Inc. (Series A)
  6.82%     08/15/18.............     241,000       268,233
Midamerican Energy Holdings Co.
  6.13%     04/01/36.............     135,000       145,725
Morgan Stanley
  5.05%     01/21/11.............     121,000       125,162
  5.63%     09/23/19.............     233,000       229,109
  6.00%     04/28/15.............     133,000       140,843
  7.30%     05/13/19.............     243,000       267,367
Morgan Stanley (Series F)
  6.63%     04/01/18.............     100,000       105,742
Munich Re America Corp. (Series
  B)
  7.45%     12/15/26.............     115,000       125,581     (h)
National Agricultural Cooperative
  Federation
  5.00%     09/30/14.............     108,000       108,947     (b)
Newmont Mining Corp.
  5.13%     10/01/19.............     234,000       233,897
  6.25%     10/01/39.............     262,000       260,222
News America Inc.
  5.65%     08/15/20.............      82,000        83,126
Nexen Inc.
  7.50%     07/30/39.............     142,000       154,626
NGPL Pipeco LLC
  7.12%     12/15/17.............     121,000       135,387     (b)
NorthWestern Corp.
  5.88%     11/01/14.............     298,000       314,039     (h)
NRG Energy, Inc.
  7.38%     02/01/16.............     300,000       290,250
Oncor Electric Delivery Company
  5.95%     09/01/13.............     128,000       138,524
OPTI Canada Inc.
  8.25%     12/15/14.............     160,000       124,000
Oracle Corp.
  5.00%     07/08/19.............     118,000       124,134
Pacific Gas & Electric Co.
  5.80%     03/01/37.............     120,000       129,912
Pacificorp
  6.00%     01/15/39.............     500,000       559,844
  6.25%     10/15/37.............       6,000         6,925
Parker Hannifin Corp.
  5.50%     05/15/18.............     181,000       192,301
Pemex Finance Ltd.
  9.03%     02/15/11.............      90,900        94,763     (h)
PepsiCo, Inc.
  5.00%     06/01/18.............      44,000        47,101
  7.90%     11/01/18.............     170,000       214,662
Petrobras International Finance
  Co.
  7.88%     03/15/19.............      78,000        89,992
Petroleos Mexicanos
  4.88%     03/15/15.............     200,000       197,500     (b)
  8.00%     05/03/19.............      32,000        36,544
Petronas Capital Ltd.
  5.25%     08/12/19.............     100,000       101,461
Pfizer Inc.
  6.20%     03/15/19.............     120,000       135,256
  7.20%     03/15/39.............      60,000        75,517
Plains All American Pipeline LP
  4.25%     09/01/12.............     178,000       182,987
PNC Funding Corp.
  4.25%     09/21/15.............     116,000       116,456
Potomac Electric Power Co.
  7.90%     12/15/38.............      46,000        61,540
President and Fellows of Harvard
  College
  5.00%     01/15/14.............     100,000       108,639     (b)
Pride International, Inc.
  8.50%     06/15/19.............     128,000       140,800


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Princeton University (Series A)
  5.70%     03/01/39.............  $   36,000  $     39,622
Principal Financial Group, Inc.
  8.88%     05/15/19.............     211,000       252,812
Prudential Financial, Inc.
  3.63%     09/17/12.............      58,000        58,358
  5.15%     01/15/13.............     135,000       138,983
  7.38%     06/15/19.............     130,000       145,081
Public Service Company of
  Colorado
  7.88%     10/01/12.............     100,000       116,219     (h)
QVC Inc.
  7.50%     10/01/19.............      97,000        97,121     (b)
Qwest Communications
  International Inc.
  8.00%     10/01/15.............     118,000       117,852     (b)
RailAmerica, Inc.
  9.25%     07/01/17.............     104,000       108,940     (b)
Republic Services Inc.
  5.50%     09/15/19.............      82,000        84,473
Rio Tinto Finance USA Ltd.
  8.95%     05/01/14.............      64,000        75,532
  9.00%     05/01/19.............      88,000       108,027
Roche Holdings Inc.
  6.00%     03/01/19.............     124,000       138,029     (b)
Sabine Pass LNG LP
  7.25%     11/30/13.............     110,000        98,175
  7.50%     11/30/16.............      75,000        64,031
Safeway Inc.
  6.25%     03/15/14.............      62,000        68,494
SBA Telecommunications Inc.
  8.00%     08/15/16.............      50,000        51,125     (b)
  8.25%     08/15/19.............      76,000        78,280     (b)
Security Benefit Life Insurance
  8.75%     05/15/16.............      25,000         6,250    (b,q)
Simon Property Group LP (REIT)
  6.75%     05/15/14.............     146,000       156,582
Southern California Edison Co.
  5.50%     08/15/18.............      70,000        76,623
Spirit Aerosystems Inc.
  7.50%     10/01/17.............     118,000       117,410     (b)
Talisman Energy Inc.
  7.75%     06/01/19.............     136,000       159,912
Target Corp.
  7.00%     01/15/38.............     209,000       244,609
Teck Resources Ltd.
  9.75%     05/15/14.............     130,000       143,000
  10.75%    05/15/19.............     194,000       225,525
Telecom Italia Capital S.A.
  6.20%     07/18/11.............     189,000       201,269
  7.18%     06/18/19.............     176,000       196,388
Telefonica Emisiones SAU
  5.86%     02/04/13.............     150,000       163,371
Tesoro Corp. (Series B)
  6.63%     11/01/15.............     304,000       281,200
The Allstate Corp.
  7.45%     05/16/19.............      96,000       114,422
The Bank of New York Mellon Corp.
  4.95%     03/15/15.............     124,000       132,140
The Bear Stearns Companies LLC
  6.95%     08/10/12.............     221,000       246,014     (h)
The Dow Chemical Co.
  5.90%     02/15/15.............     166,000       170,380
  8.55%     05/15/19.............     118,000       132,649
The Goldman Sachs Group, Inc.
  5.25%     10/15/13.............     105,000       111,470
  6.00%     05/01/14.............     264,000       287,109
  6.60%     01/15/12.............      32,000        34,748
  7.50%     02/15/19.............     106,000       121,223
The Kroger Co.
  6.15%     01/15/20.............     240,000       265,407
The Potomac Edison Co.
  5.35%     11/15/14.............     112,000       120,692     (h)
The Procter & Gamble Co.
  5.50%     02/01/34.............      61,000        64,374
The Royal Bank of Scotland PLC
  4.88%     08/25/14.............     115,000       116,768
The Toledo Edison Company
  7.25%     05/01/20.............      62,000        73,015
The Travelers Companies, Inc.
  5.80%     05/15/18.............     120,000       132,960
Thomson Reuters Corp.
  5.95%     07/15/13.............     180,000       197,607
Time Warner Cable Inc.
  6.75%     07/01/18.............     144,000       159,085
  7.50%     04/01/14.............     108,000       123,869
  8.75%     02/14/19.............     186,000       229,139
Time Warner Inc.
  5.88%     11/15/16.............     154,000       163,304
Transocean Inc.
  6.00%     03/15/18.............     116,000       123,915
UBS Luxembourg S.A. for OJSC
  Vimpel Communications
  8.00%     02/11/10.............     100,000       102,250


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Union Electric Co.
  6.70%     02/01/19.............  $   68,000  $     76,746
United Technologies Corp.
  6.13%     07/15/38.............     136,000       156,677
Vedanta Resources PLC
  9.50%     07/18/18.............     100,000        98,500     (b)
Verizon Communications Inc.
  5.25%     04/15/13.............     150,000       162,419
  6.35%     04/01/19.............      52,000        57,422
  6.40%     02/15/38.............      80,000        85,481
  6.90%     04/15/38.............     120,000       136,664
  8.75%     11/01/18.............     136,000       169,898
Verizon Global Funding Corp.
  7.25%     12/01/10.............     141,000       150,064
Verizon Wireless Capital LLC
  5.55%     02/01/14.............     240,000       259,363     (b)
  7.38%     11/15/13.............     333,000       382,405     (b)
Voto-Votorantim Overseas Trading
  Operations N.V.
  6.63%     09/25/19.............     100,000        99,625     (b)
VTB Capital SA for Vneshtorgbank
  6.32%     02/04/15.............     100,000        98,305     (i)
Walgreen Co.
  4.88%     08/01/13.............      88,000        94,859
  5.25%     01/15/19.............     195,000       211,992
Wal-Mart Stores, Inc.
  5.80%     02/15/18.............     184,000       206,685
WEA Finance LLC
  7.50%     06/02/14.............     194,000       209,074     (b)
WEA Finance LLC
  6.75%     09/02/19.............     118,000       119,357     (b)
Wells Fargo & Co.
  4.38%     01/31/13.............     110,000       113,589
  5.63%     12/11/17.............      55,000        57,772
Windstream Corp.
  7.88%     11/01/17.............     124,000       122,178     (b)
Wyeth
  5.50%     03/15/13.............     219,000       237,076
XL Capital Ltd.
  5.25%     09/15/14.............     200,000       196,334
Xstrata Finance Canada Ltd.
  5.80%     11/15/16.............     116,325       114,371     (b)
XTO Energy Inc.
  6.38%     06/15/38.............      93,000        99,166
  6.50%     12/15/18.............      52,000        57,406
                                                 37,597,651

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.3%
Banc of America Commercial
  Mortgage Inc. (Class A)
  5.49%     02/10/51.............     158,750       129,375
  5.84%     06/10/49.............     280,000       229,355
Banc of America Commercial
  Mortgage Inc. (Class C)
  5.88%     04/10/49.............     100,000        28,236   (h,i,q)
Banc of America Funding Corp.
  5.61%     03/20/36.............     110,315         9,023   (h,i,q)
  5.62%     02/20/36.............     163,573         7,665   (h,i,q)
Banc of America Mortgage
  Securities Inc. (Class B)
  5.34%     01/25/36.............     106,999         9,223   (h,i,q)
  5.53%     02/25/36.............      88,235        17,166   (h,i,q)
Bear Stearns Commercial Mortgage
  Securities
  4.75%     02/13/46.............     230,000       227,955     (i)
  5.24%     12/11/38.............     100,000        72,847
  5.33%     02/11/44.............     180,000       162,032
  5.48%     10/12/41.............     305,000       305,779     (h)
  5.57%     03/11/39.............      93,396        94,104    (h,i)
  5.61%     06/11/50.............     180,000       179,864
  5.69%     06/11/50.............     230,000       202,960     (i)
  5.91%     06/11/40.............     110,000        58,335     (i)
  6.41%     11/11/17.............     140,000        80,593     (i)
Bear Stearns Commercial Mortgage
  Securities (Class A)
  5.54%     10/12/41.............     250,000       238,353
  5.63%     04/12/38.............      52,000        52,421     (i)
  5.92%     06/11/50.............     120,000        89,170     (i)
Bear Stearns Commercial Mortgage
  Securities (Class D)
  6.18%     09/11/42.............      40,000         8,002   (h,i,q)
Citigroup Commercial Mortgage
  Trust (Class A)
  5.62%     10/15/48.............     280,000       258,422
Countrywide Alternative Loan
  Trust
  6.00%     08/25/36.............      62,135           273    (h,q)
Countrywide Alternative Loan
  Trust (Class B)
  6.00%     08/25/36.............      60,986         1,180    (h,q)
Countrywide Asset-Backed
  Certificates
  0.53%     11/25/35.............     582,269       448,946    (h,i)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.64%     02/25/36.............      81,415         6,358   (h,i,q)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
CS First Boston Mortgage
  Securities Corp.
  0.82%     07/15/37.............  $2,303,883  $     36,007   (h,i,q)
  1.59%     03/15/35.............   3,424,184        20,328   (h,i,q)
  5.34%     10/25/35.............     101,786         8,143   (h,i,q)
Greenwich Capital Commercial
  Funding Corp.
  5.60%     12/10/49.............     605,000       599,171
GS Mortgage Securities Corp II
  5.56%     11/10/39.............     170,000       149,404
Impac CMB Trust (Class A)
  0.51%     10/25/35.............     872,214       497,592    (h,i)
Indymac INDA Mortgage Loan Trust
  5.21%     01/25/36.............      71,646         1,899   (h,i,q)
Indymac INDA Mortgage Loan Trust
  (Class B)
  5.21%     01/25/36.............      71,472         6,677   (h,i,q)
Interstar Millennium Trust (Class
  A)
  0.70%     03/14/36.............      15,199        12,129     (i)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  5.34%     08/12/37.............     210,000       208,835     (i)
  5.50%     06/12/47.............      60,000        32,469     (i)
  5.81%     06/12/43.............     230,000       216,916     (i)
  6.07%     02/12/51.............     330,000       236,810
  6.40%     02/12/51.............      60,000         4,336    (i,q)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  (Class A)
  6.11%     02/12/51.............     220,000       161,627     (i)
LB Commercial Conduit Mortgage
  Trust
  5.84%     07/15/44.............     100,000       100,138     (i)
LB-UBS Commercial Mortgage Trust
  0.92%     01/18/12.............   3,091,312        40,543   (h,i,q)
  1.00%     01/15/36.............   1,383,928        64,674    (h,q)
  4.95%     09/15/30.............     120,000       116,356
  5.87%     09/15/45.............     280,000       247,110     (i)
LB-UBS Commercial Mortgage Trust
  (Class B)
  6.65%     07/14/16.............      66,000        68,335    (h,q)
LB-UBS Commercial Mortgage Trust
  (Class F)
  6.45%     07/15/40.............     105,000        25,074    (i,q)
MASTR Alternative Loans Trust
  5.00%     08/25/18.............     112,549        11,686  (g,h,q,s)
MLCC Mortgage Investors Inc.
  4.95%     02/25/36.............      94,112         5,298   (h,i,q)
Morgan Stanley Capital I
  5.16%     10/12/52.............     150,000       142,553     (i)
  5.28%     12/15/43.............     117,000       116,704
  5.33%     12/15/43.............     117,000       104,748
  5.39%     11/12/41.............     341,000       204,835    (h,i)
  5.69%     04/15/49.............     300,000       245,372    (h,i)
Puma Finance Ltd. (Class A)
  0.70%     10/11/34.............      43,558        38,688     (i)
Residential Accredit Loans Inc.
  6.00%     01/25/36.............     170,569         5,226    (h,q)
Residential Funding Mortgage
  Securities I
  5.75%     01/25/36.............     191,809        18,068    (h,q)
Structured Asset Securities Corp.
  (Class X)
  2.06%     02/25/28.............      82,254             4    (i,q)
Thornburg Mortgage Securities
  Trust (Class A)
  0.93%     04/25/43.............      68,810        58,689     (i)
Wachovia Bank Commercial Mortgage
  Trust
  5.25%     12/15/43.............     230,000       220,261
Wachovia Bank Commercial Mortgage
  Trust (Class A)
  6.19%     06/15/45.............      60,000        38,527     (i)
WaMu Mortgage Pass Through
  Certificates
  0.59%     01/25/45.............     141,882        81,322     (i)
Wells Fargo Mortgage Backed
  Securities Trust
  5.39%     08/25/35.............     260,989        21,488   (h,i,q)
  5.50%     01/25/36.............     102,993        19,183    (h,q)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%     03/25/36.............     226,690        47,013    (h,q)
                                                  7,151,875

SOVEREIGN BONDS -- 1.2%
Government of Brazil
  5.63%     01/07/41.............     100,000        97,498
  8.00%     01/15/18.............     110,500       127,959     (h)
Government of Dominican
  9.50%     09/27/11.............     103,637       107,782
Government of Korea
  5.75%     04/16/14.............      42,000        45,288
Government of Manitoba Canada
  4.90%     12/06/16.............     130,000       140,019
Government of Panama
  6.70%     01/26/36.............     115,000       127,075


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE FIXED INCOME FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT         VALUE
Government of Peruvian
  6.55%     03/14/37.............  $   75,000  $     81,375
Government of Philippines
  6.50%     01/20/20.............     100,000       107,125
Government of Poland
  6.38%     07/15/19.............      38,000        42,690
Government of Quebec Canada
  7.50%     09/15/29.............     185,000       245,234
Government of Uruguay
  6.88%     09/28/25.............      37,560        38,518
Government of Venezuela
  5.38%     08/07/10.............     151,000       146,470
  10.75%    09/19/13.............      14,000        13,860
                                                  1,320,893

MUNICIPAL BONDS AND NOTES -- 0.3%
Dallas Area Rapid Transit
  6.00%     12/01/44.............      80,000        88,591
New Jersey State Turnpike
  Authority
  7.41%     01/01/40.............     205,000       252,724
New Jersey Transportation Trust
  Fund Authority
  6.88%     12/15/39.............      50,000        53,592
                                                    394,907

TOTAL BONDS AND NOTES
  (COST $101,964,684)............               101,815,587

----------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
----------------------------------------------------------------------

GEI Investment Fund
  (COST $551,547)................                   369,536     (j)

TOTAL INVESTMENT IN SECURITIES
  (COST $102,516,231)............               102,185,123

----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.0%
----------------------------------------------------------------------

GE Money Market Fund
  Institutional Class 0.06%
  (COST $14,673,379).............                14,673,379    (d,p)
TOTAL INVESTMENTS
  (COST $117,189,610)............               116,858,502

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (3.1)%..........                (3,487,713)
                                               ------------

NET ASSETS -- 100.0%.............              $113,370,789
                                               ============






OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following short futures contracts open at September 30, 2009

                                     NUMBER     CURRENT      UNREALIZED
                      EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------
2YR. U.S. Treasury
  Notes Futures     December 2009      13     $(2,820,594)    $  (3,489)
5YR. U.S. Treasury
  Notes Futures     December 2009      14      (1,625,313)      (20,382)
10YR. U.S.
  Treasury Notes
  Futures           December 2009      83      (9,821,234)     (133,963)


The GE Fixed Income Fund had the following long futures contracts open at September 30, 2009

                                      NUMBER     CURRENT     UNREALIZED
                       EXPIRATION       OF      NOTIONAL    APPRECIATION/
DESCRIPTION               DATE      CONTRACTS     VALUE    (DEPRECIATION)
-------------------------------------------------------------------------
German Euro Bund
  Futures            December 2009      14     $2,494,128     $  11,318
                                                              ---------
                                                              $(146,516)
                                                              =========





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE Money Market Fund

Q&A

(PHOTO OF MICHAEL E. MARTINI)

Michael E. Martini
Vice President

The GE Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the GE Money Market Fund, Mr. Martini has oversight responsibility over the Fund. See portfolio managers' biographical information beginning on page 175.

Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Money Market Fund returned 0.66% for Retail Class shares and 0.75% for Institutional Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 0.21% and the Fund's Morningstar peer group of 1,003 Money Market Taxable Funds returned an average of 0.46% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009.

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance was the allocation between government securities and credit-related securities. As the short-term credit markets improved from the 4(th) quarter 2008 crisis, the Fund's exposure to commercial paper was gradually increased to take advantage of the highest quality issuers. Since we believed the Federal Reserve would likely keep short-term interest rates low through 2009, we maintained the Fund's average days to maturity within 45-55 days.

GE Money Market Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 01, 2009 - SEPTEMBER 30, 2009
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL RETURN

-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,000.85               2.06
     Institutional Class         $1,000.00             $1,001.64               1.25
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,022.76               2.08
     Institutional Class         $1,000.00             $1,023.54               1.27
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.41% for Retail Class and 0.25% for Institutional Class, (for the period April 01, 2009 -- September 30, 2009) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
   ** Actual Fund Returns for the six-month period ended September 30, 2009 were as follows: 0.08% for Retail Class shares and 0.16% for Institutional Class shares.

GE Money Market Fund


   INVESTMENT PROFILE

  A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.


MORNINGSTAR PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 9/30/09

                                                      ONE      FIVE       TEN
                                                     YEAR      YEAR      YEAR
                                                    ------    ------    ------
Number of Funds
in peer group:                                       1.309      981       880

------------------------------------------------------------------------------

Peer group average
annual total return:                                  0.24%    2.81%     2.68%
------------------------------------------------------------------------------


Morningstar categories in peer group: Money Market Taxable*.

* Morningstar performance comparisons are based on average annual total returns for the one-year, five-year, and ten-year periods indicated in the Large Blend peer group consisting of 1138, 1019, and 836 funds, respectively.


--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT


                                  RETAIL SHARES

(PERFORMANCE GRAPH)

                               GE MONEY    90 DAY
                                MARKET     T-BILL
                               --------    ------
09/99                            10000      10000
09/00                            10581      10576
09/01                            11095      11055
09/02                            11282      11251
09/03                            11391      11379
09/04                            11492      11506
09/05                            11763      11822
09/06                            12279      12362
09/07                            12904      12960
09/08                            13298      13244
09/09                            13386      13272




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                    ENDING
                                                                  VALUE OF A
                               ONE   FIVE    TEN                    $10,000
                              YEAR   YEAR   YEAR   COMMENCEMENT   INVESTMENT
                              ----   ----   ----   ------------   ----------
GE Money Market Fund          0.66%  3.10%  2.96%    01/05/93       13,386
90 Day T-Bill                 0.21%  2.90%  2.87%                   13,272





--------------------------------------------------------------------------------

                              INSTITUTIONAL SHARES

(PERFORMANCE GRAPH)

                         GE MONEY    90 DAY
                          MARKET     T-BILL
                         --------    ------
03/17/08                   10000      10000
06/08                      10048      10042
09/08                      10101      10079
12/08                      10142      10086
03/09                      10157      10091
06/09                      10167      10096
09/09                      10174      10100




AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2009

                                                                                   ENDING
                                                                                 VALUE OF A
                                                ONE     SINCE                      $10,000
                                               YEAR   INCEPTION   COMMENCEMENT   INVESTMENT
                                               ----   ---------   ------------   ----------
GE Money Market Fund                           0.75%     1.20%      03/17/08       10,174
90 Day T-Bill                                  0.21%     1.70%                     10,100





--------------------------------------------------------------------------------

GE Money Market Fund


FUND YIELD
AT SEPTEMBER 30, 2009
--------------------------------------------------------------------------------

                                Fund
                       ----------------------
                        Retail  Institutional
                       Class++     Class++     IBC Money Fund*
                       -------  -------------  ---------------
7-day current yield+     0.00%       0.06%           0.05%
7-day effective
  yield+                 0.00%       0.06%           0.05%


Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market fund at March 31, 2009.

++ GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

* IBC's Money Fund report provides average yield of all major money market funds.


AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE MONEY MARKET FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS

GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $1,043,822
(in thousands) as of September 30, 2009

(LINE GRAPH)

Commercial Paper                                 27.20
Repurchase Agreements                            21.60
Certificates of Deposit                          20.50
Agency                                           14.90
Corporate Notes                                  11.40
Time Deposit                                      4.40





                                               PRINCIPAL        AMORTIZED
                                                  AMOUNT             COST
SHORT-TERM INVESTMENTS -- 98.5%+
--------------------------------------------------------------------------------

AGENCY -- 14.7%
Fannie Mae
  0.40%...............         02/12/10    $ 8,140,000     $    8,158,152   (d)
FHLB Disc Corp
  0.27%...............         10/30/09     14,320,000         14,316,885   (d)
  0.16%...............         12/11/09     25,550,000         25,541,938   (d)
FNMA Discount
  0.15%...............         12/17/09     18,900,000         18,893,936   (d)
  0.25%...............         11/16/09     17,120,000         17,114,531   (d)
Freddie Discount
  0.27%...............         12/01/09     19,830,000         19,820,928   (d)
  0.29%...............         11/09/09     19,960,000         19,953,693   (d)
Freddie Mac
  0.34%...............         02/04/10     27,770,000         27,770,000   (d)
  4.88%...............         02/09/10      3,830,000          3,950,821
                                                              155,520,884

COMMERCIAL PAPER -- 26.8%
Australia & NZ Banking Group
  0.39%...............         11/20/09     15,800,000         15,791,442  (b,d)
Bank of America Corp.
  0.21%...............         10/09/09     27,180,000         27,178,732   (d)
CBA Delaware Finance Inc.
  0.24%...............         11/30/09     13,600,000         13,594,560   (d)
  0.29%...............         11/06/09      9,770,000          9,767,167   (d)
Danske Corp.
  0.25%...............         10/21/09     15,000,000         14,997,917   (d)
  0.48%...............         01/19/10     18,130,000         18,103,409   (d)
Eksportfinans Asa
  0.19%...............         10/16/09     11,200,000         11,199,113   (d)
  0.22%...............         12/15/09     10,600,000         10,595,142   (d)
Her Majesty Rgt Canada
  0.30%...............         01/21/10      6,000,000          5,994,400   (d)
HSBC USA Inc.
  0.24%...............         12/15/09     22,400,000         22,388,800   (d)
IBRD Discount Note
  0.15%...............         11/25/09     34,000,000         33,992,208   (d)
Societe Generale N Amer
  0.34%...............         02/02/10     15,850,000         15,831,438   (d)
  0.52%...............         11/18/09      9,190,000          9,183,628   (d)
Toronto Domin Holding USA
  0.50%...............         02/08/10     17,660,000         17,628,114  (b,d)
Toyota Motor Credit Corp.
  0.25%...............         12/14/09     28,950,000         28,935,123   (d)
Wal Mart Stores Inc.
  0.06%...............         10/06/09     10,500,000         10,499,912   (d)
Westpac Banking Corp.
  0.28%...............         01/11/10     18,000,000         17,985,720   (d)
                                                              283,666,825

REPURCHASE AGREEMENTS -- 21.3%
Barclays Bank
  US Treasury Repo
  0.02% dated
  09/30/09, to be
  repurchased at
  $63,200,035 on
  10/01/09
  collateralized by
  $64,464,080 U.S.
  Government Agency
  Bonds, 2.63%
  maturing 04/30/16
  10/01/09............                      63,200,000         63,200,000   (d)
Deutsche Bank
  Gov Agcy Repo 0.06%
  dated 09/30/09, to
  be repurchased at
  $25,900,043 on
  10/01/09
  collateralized by
  $26,418,811 U.S.
  Government Agency
  Bonds, 5.00% and
  4.88%, maturing
  11/17/17 and
  02/09/10 10/01/09...                      25,900,000         25,900,000   (d)
HSBC Gov Agcy Repo
  0.03% dated
  09/30/09, to be
  repurchased at
  $70,925,142 on
  10/01/09
  collateralized by
  $72,343,645 U.S.
  Government Agency
  Bonds, 6.13%
  maturing 11/15/27
  10/01/09............                      70,920,000         70,920,000   (d)


See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

GE MONEY MARKET FUND                                          September 30, 2009

SCHEDULE OF INVESTMENTS


                                               PRINCIPAL        AMORTIZED
                                                  AMOUNT             COST
JPM Chase Gov Agcy
  Repo
  $65,900,746 on
  10/01/09
  collateralized by
  $67,218,759 U.S.
  Government Agency
  Bonds, 4.38%,
  7.00%,4.13 and
  4.38%, maturing
  03/15/13, 03/15/10,
  07/12/10 and
  07/17/15 10/01/09...                     $65,900,000     $   65,900,000   (d)
                                                              225,920,000

CORPORATE NOTES -- 11.2%
Abbey National Treasury Services
  0.79%...............         02/25/10     20,490,000         20,490,000   (d)
Bank of Nova Scotia Houston
  0.66%...............         01/15/10     16,000,000         16,000,000   (d)
Calyon NY
  0.41%...............         02/26/10      7,740,000          7,733,897   (d)
Credit Agricole (London)
  0.42%...............         05/28/10      2,290,000          2,284,733  (b,d)
Deutsche Bank Ag NY
  1.00%...............         01/25/10      4,000,000          4,007,428   (d)
European Investment Bank
  5.00%...............         02/08/10      6,280,000          6,383,472
JP Morgan Chase Co.
  0.78%                        11/19/09      7,990,000          7,995,026   (d)
KFW
  0.55%...............         01/21/10      9,140,000          9,151,031   (d)
Procter & Gamble International
  0.48%...............         05/07/10      9,170,000          9,173,884   (d)
Rabobank Nederland NY
  0.60%...............         04/26/10      6,270,000          6,270,000   (d)
Royal Bank of Canada NY
  0.58%...............         01/26/10     29,560,000         29,560,000   (d)
                                                              119,049,471

CERTIFICATES OF DEPOSIT - 20.1%
Bank of Montreal Chicago
  0.23%                        11/17/09     23,200,000         23,200,000   (d)
Bank of Nova Scotia Houston
  0.53%                        12/09/09     13,100,000         13,100,000   (d)
Barclays Bank PLC NY
  0.70%...............         04/15/10     22,870,000         22,870,000   (d)
  1.00%                        10/30/09     16,580,000         16,580,000   (d)
BNP Paribas NY
  0.31%...............         01/14/10     11,200,000         11,200,000   (d)
  0.50%                        11/25/09     12,150,000         12,150,000   (d)
Calyon New York
  0.60%...............         01/05/10     18,000,000         18,000,000   (d)
Deutsche Bank Ag NY
  0.50%...............         01/06/10     14,470,000         14,470,000   (d)
Nordea Bank Finland NY
  1.30%...............         10/13/09     12,170,000         12,196,940
Rabobank Nederland NY
  0.30%...............         11/03/09     29,220,000         29,220,268   (d)
Royal Bank of Scotland CT
  0.25%...............         10/19/09     17,400,000         17,400,000   (d)
Svenska Handelsbanken NY
  0.37%...............         11/12/09     23,100,000         23,100,673   (d)
                                                              213,487,881

TIME DEPOSIT -- 4.4%
Bank of Ireland
  0.15%...............         10/01/09     37,620,000         37,620,000   (d)
State Street Corp.
  0.01%...............         10/01/09      8,556,560          8,556,560   (e)
                                                               46,176,560
TOTAL SHORT TERM
  INVESTMENTS (COST
  $1,043,821,621).....                                      1,043,821,621

OTHER ASSETS AND
  LIABILITIES,
  NET -- 1.5%.........                                         16,121,837
                                                           --------------

NET ASSETS -- 100.0%..                                     $1,059,943,458
                                                           ==============





See Notes to Schedules of Investments on page 122 and Notes to Financial Statements on page 148.

                                                              September 30, 2009

Notes to Schedule of Investments

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Funds' prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, these securities amounted to $2,432,222; $1,176,174; $7,814,492; and $35,704,289; or 1.89%, 1.01%,
       6.89%, and 3.37% of net assets for the GE Total Return Fund, GE Short-Term Government Fund, GE Fixed Income Fund and GE Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2009.

(j) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(k)    Step coupon bond. Security becomes interest bearing at a future date.

(l) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2009 (as a percentage of net assets) as follows:

FSA                        10.42%
FGIC                        6.11%
AMBAC                       5.71%


(o) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(q) Illiquid securities. At September 30, 2009, these securities amounted to $203,478; and $574,669; or 0.16%, and 0.51% of net assets for the GE
       Total Return Fund and GE Fixed Income Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(r) Sponsored by Barclay's Global Investors, an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(s) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

                                                              September 30, 2009

Notes to Schedule of Investments

The maturity date disclosed for fixed income securities represents the earlier of the first call date; the next interest reset date or the ultimate maturity date.

*    Less than 0.1%.

**    Amount is less than $0.01.

+    Percentages are based on net assets as of September 30, 2009.

Abbreviations:

ADR      American Depository Receipt
AMBAC    AMBAC Indemnity Corporation
FGIC     Financial Guaranty Insurance
         Corporation
FHLB     Federal Home Loan Bank
FNMA     Federal National Mortgage Association
FSA      Financial Security Assurance
GDR      Global Depository Receipt
MBIA     Municipal Bond Investors Assurance
         Corporation
REGD.    Registered
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment
         Conduit
SPDR     Standard & Poor's Depository Receipts
STRIPS   Separate Trading of Registered
         Interest and Principal of Security
NVDR     Non-Voting Depository Receipt

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                                               CLASS A                                    CLASS B
                                         9/30/09    9/30/08    9/30/07    9/30/06    9/30/05    9/30/09   9/30/08   9/30/07
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            1/5/93                                               12/22/93
Net asset value, beginning of
  period.............................     $22.74     $31.03     $30.00     $28.69     $26.41     $21.52    $29.49    $28.62
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........       0.23       0.22       0.34       0.29       0.36       0.10      0.02      0.12
  Net realized and unrealized gains
     (losses) on investments.........      (1.22)     (5.27)      4.27       2.76       2.11      (1.13)    (5.00)     4.06
---------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      (0.99)     (5.05)      4.61       3.05       2.47      (1.03)    (4.98)     4.18
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       0.23       0.25       0.42       0.46       0.19       0.00      0.00(c)   0.15
  Net realized gains.................       0.24       2.99       3.16       1.28         --       0.24      2.99      3.16
---------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS..................       0.47       3.24       3.58       1.74       0.19       0.24      2.99      3.31
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......     $21.28     $22.74     $31.03     $30.00     $28.69     $20.25    $21.52    $29.49
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................     (3.65%)   (17.86%)    16.59%     11.13%      9.40%     (4.40%)  (18.48%)   15.72%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $200,909   $236,786   $316,324   $298,764   $339,327       $988    $2,222    $4,910
  Ratios to average net assets:
     Net investment income...........      1.32%      0.85%      1.15%      1.00%      1.28%      0.59%     0.09%     0.43%
     Net expenses....................      0.81%(e)   0.79%(e)   0.76%      0.80%      0.78%      1.56%(e)  1.54%(e)  1.51%
     Gross expenses..................      0.81%      0.79%      0.76%      0.80%      0.78%      1.56%     1.54%     1.51%
  Portfolio turnover rate............        49%        55%        53%        46%        36%        49%       55%       53%
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
                                        9/30/06   9/30/05
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................    $27.36    $25.20
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.06      0.16
  Net realized and unrealized gains
     (losses) on investments.........      2.64      2.00
---------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      2.70      2.16
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.16        --
  Net realized gains.................      1.28        --
---------------------------------------------------------

TOTAL DISTRIBUTIONS..................      1.44        --
---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $28.62    $27.36
---------------------------------------------------------

TOTAL RETURN (A).....................    10.28%     8.57%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................    $6,738   $12,406
  Ratios to average net assets:
     Net investment income...........     0.23%     0.58%
     Net expenses....................     1.55%     1.53%
     Gross expenses..................     1.55%     1.53%
  Portfolio turnover rate............       46%       36%
---------------------------------------------------------



                                                    CLASS C                           CLASS R                   CLASS Y
                                  9/30/09  9/30/08  9/30/07  9/30/06  9/30/05      9/30/09  9/30/08   9/30/09   9/30/08   9/30/07
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                    9/30/99                                         1/29/08            11/29/93
Net asset value, beginning of
  period........................   $21.10   $29.00   $28.24   $27.07   $24.93      $22.71    $25.12    $22.65    $30.93    $29.92
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).....     0.09     0.02     0.12     0.07     0.15        0.19      0.11      0.28      0.29      0.41
  Net realized and unrealized
     gains (losses) on
     investments................    (1.10)   (4.90)    4.00     2.60     1.99       (1.23)    (2.52)    (1.24)    (5.25)     4.26
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........    (1.01)   (4.88)    4.12     2.67     2.14       (1.04)    (2.41)    (0.96)    (4.96)     4.67
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........     0.03     0.03     0.20     0.22       --        0.18      0.00(d)   0.29      0.33      0.50
  Net realized gains............     0.24     2.99     3.16     1.28       --        0.24      0.00(d)   0.24      2.99      3.16
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.............     0.27     3.02     3.36     1.50       --        0.42      0.00(d)   0.53      3.32      3.66
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..   $19.82   $21.10   $29.00   $28.24   $27.07      $21.25    $22.71    $21.16    $22.65    $30.93
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)................   (4.36%) (18.47%)  15.71%   10.29%    8.58%      (3.93%)   (9.59%)   (3.44%)  (17.65%)   16.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................   $3,209   $4,658   $6,892   $7,649   $9,306          $9        $9  $110,137  $113,123  $136,756
  Ratios to average net assets:
     Net investment income......    0.57%    0.10%    0.42%    0.25%    0.57%       1.06%     0.65%     1.56%     1.10%     1.39%
     Net expenses...............    1.56%(e) 1.54%(e) 1.51%    1.55%    1.53%       1.06%(e)  1.04%(e)  0.56%(e)  0.54%(e)  0.51%
     Gross expenses.............    1.56%    1.54%    1.51%    1.55%    1.53%       1.06%     1.04%     0.56%     0.54%     0.51%
  Portfolio turnover rate.......      49%      55%      53%      46%      36%         49%(d)    55%(d)    49%       55%       53%
---------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                                   9/30/06   9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period........................    $28.62    $26.35
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).....      0.37      0.44
  Net realized and unrealized
     gains (losses) on
     investments................      2.75      2.10
----------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........      3.12      2.54
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........      0.54      0.27
  Net realized gains............      1.28        --
----------------------------------------------------

TOTAL DISTRIBUTIONS.............      1.82      0.27
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD..    $29.92    $28.62
----------------------------------------------------

TOTAL RETURN (A)................    11.40%     9.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................  $115,005  $306,532
  Ratios to average net assets:
     Net investment income......     1.27%     1.56%
     Net expenses...............     0.54%     0.53%
     Gross expenses.............     0.54%     0.53%
  Portfolio turnover rate.......       46%       36%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                   CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09      9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/8/93                                            9/8/93
Net asset value, beginning of period....    $8.86    $12.82    $11.93    $11.65    $10.94     $8.36      $12.21     $11.38
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.10      0.08      0.12      0.09      0.11      0.04       (0.00)(c)   0.04
  Net realized and unrealized gains
     (losses) on investments............    (0.69)    (1.80)     1.91      1.17      1.04     (0.63)      (1.69)      1.81
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (0.59)    (1.72)     2.03      1.26      1.15     (0.59)      (1.69)      1.85
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.10      0.08      0.14      0.10      0.09      0.00        0.00(c)    0.02
  Net realized gains....................     0.10      2.16      1.00      0.88      0.35      0.10        2.16       1.00
--------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.20      2.24      1.14      0.98      0.44      0.10        2.16       1.02
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $8.07     $8.86    $12.82    $11.93    $11.65     $7.67       $8.36     $12.21
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................   (6.11%)  (15.86%)   18.00%    11.58%    10.73%    (6.75%)    (16.42%)    17.14%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $34,466   $42,078   $56,907   $58,024   $47,633      $626      $1,509     $2,967
  Ratios to average net assets:
     Net investment income (loss).......    1.39%     0.76%     1.02%     0.80%     1.00%     0.68%      (0.01%)     0.33%
     Net expenses.......................    1.33%(e)  1.17%(e)  1.20%     1.20%     1.20%     2.08%(e)    1.92%(e)   1.95%
     Gross expenses.....................    1.52%     1.35%     1.20%     1.19%     1.21%     2.27%       2.10%      1.95%
  Portfolio turnover rate...............      69%       67%       59%       52%       35%       69%         67%        59%
--------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
                                             9/30/06   9/30/05
--------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....    $11.15      $10.47
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     (0.00)(c)    0.03
  Net realized and unrealized gains
     (losses) on investments............      1.11        1.00
--------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................      1.11        1.03
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................        --          --
  Net realized gains....................      0.88        0.35
--------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................      0.88        0.35
--------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $11.38      $11.15
--------------------------------------------------------------

TOTAL RETURN (A)........................    10.66%       9.88%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................    $4,201      $6,342
  Ratios to average net assets:
     Net investment income (loss).......     0.04%       0.29%
     Net expenses.......................     1.95%       1.95%
     Gross expenses.....................     1.95%       1.96%
  Portfolio turnover rate...............       52%         35%
--------------------------------------------------------------



                                                      CLASS C                         CLASS R               CLASS Y
                                    9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08  9/30/09  9/30/08  9/30/07
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                      9/30/99                                      1/29/08            1/5/98
Net asset value, beginning of
  period..........................    $8.28   $12.12   $11.32   $11.10   $10.43    $8.85    $9.66    $9.79   $13.91   $12.71
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)..........................     0.04    (0.00)(c) 0.03    (0.00)(c) 0.03     0.08     0.04     0.12     0.13     0.17
  Net realized and unrealized
     gains (losses) on
     investments..................    (0.64)   (1.68)    1.81     1.11     0.99    (0.69)   (0.85)   (0.75)   (1.98)    2.15
----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........    (0.60)   (1.68)    1.84     1.11     1.02    (0.61)   (0.81)   (0.63)   (1.85)    2.32
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.04     0.00(c)  0.04     0.01       --     0.08     0.00(c)  0.12     0.11     0.12
  Net realized gains..............     0.10     2.16     1.00     0.88     0.35     0.10     0.00(c)  0.10     2.16     1.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS...............     0.14     2.16     1.04     0.89     0.35     0.18     0.00(c)  0.22     2.27     1.12
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....    $7.54    $8.28   $12.12   $11.32   $11.10    $8.06    $8.85    $8.94    $9.79   $13.91
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..................   (6.76%) (16.45%)  17.18%   10.72%    9.85%   (6.35%)  (8.39%)  (5.83%) (15.56%)  19.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................   $1,852   $1,098   $1,535   $1,625   $1,695       $9       $9     $294       $9      $--
  Ratios to average net assets:
     Net investment income
       (loss).....................    0.60%    0.00%    0.29%    0.05%    0.24%    1.11%    0.59%    1.48%    1.13%    1.28%
     Net expenses.................    2.08%(e) 1.92%(e) 1.95%    1.95%    1.95%    1.58%(e) 1.42%(e) 1.01%(e) 0.92%(e) 0.95%
     Gross expenses...............    2.27%    2.10%    1.95%    1.94%    1.96%    1.77%    1.60%    1.07%    1.10%    0.95%
  Portfolio turnover rate.........      69%      67%      59%      52%      35%      69%      67%(d)   69%      67%      59%
----------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                                    9/30/06  9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period..........................   $12.31   $11.54
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)..........................     0.14     0.15
  Net realized and unrealized
     gains (losses) on
     investments..................     1.27     1.10
----------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........     1.41     1.25
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.13     0.13
  Net realized gains..............     0.88     0.35
----------------------------------------------------

TOTAL DISTRIBUTIONS...............     1.01     0.48
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD....   $12.71   $12.31
----------------------------------------------------

TOTAL RETURN (A)..................   12.26%   10.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................      $--      $56
  Ratios to average net assets:
     Net investment income
       (loss).....................    1.11%    1.26%
     Net expenses.................    0.95%    0.95%
     Gross expenses...............    0.95%    0.96%
  Portfolio turnover rate.........      52%      35%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/09    9/30/08    9/30/07    9/30/06    9/30/05    9/30/09   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         12/31/96                                               12/31/96
Net asset value, beginning of
  period.............................    $20.84     $27.15     $27.64     $26.96     $24.71     $18.62    $24.71    $25.67
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............      0.06       0.01      (0.02)      0.03       0.11      (0.06)    (0.15)    (0.20)
  Net realized and unrealized gains
     (losses) on investments.........     (1.27)     (3.76)      3.64       1.23       2.19      (1.19)    (3.38)     3.35
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     (1.21)     (3.75)      3.62       1.26       2.30      (1.25)    (3.53)     3.15
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.01       0.00(c)      --         --       0.05       0.00      0.00(c)     --
  Net realized gains.................      1.17       2.56       4.11       0.58         --       1.17      2.56      4.11
--------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS..................      1.18       2.56       4.11       0.58       0.05       1.17      2.56      4.11
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $18.45     $20.84     $27.15     $27.64     $26.96     $16.20    $18.62    $24.71
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................    (3.58%)   (14.92%)    14.24%      4.69%      9.31%     (4.29%)  (15.55%)   13.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $149,681   $162,122   $215,568   $224,381   $358,382     $2,474    $6,115   $12,542
  Ratios to average net assets:
     Net investment income (loss)....     0.36%      0.06%     (0.07%)     0.12%      0.43%     (0.46%)   (0.71%)   (0.82%)
     Net expenses....................     1.10%(e)   1.07%(e)   1.01%      1.02%      0.97%      1.85%(e)  1.82%(e)  1.76%
     Gross expenses..................     1.10%      1.07%      1.01%      1.02%      0.97%      1.85%     1.82%     1.76%
  Portfolio turnover rate............       27%        30%        28%        25%        34%        27%       30%       28%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/06   9/30/05
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $25.27    $23.29
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............    (0.16)    (0.07)
  Net realized and unrealized gains
     (losses) on investments.........     1.14      2.05
--------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     0.98      1.98
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       --        --
  Net realized gains.................     0.58        --
--------------------------------------------------------

TOTAL DISTRIBUTIONS..................     0.58        --
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $25.67    $25.27
--------------------------------------------------------

TOTAL RETURN (A).....................    3.88%     8.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $16,432   $27,629
  Ratios to average net assets:
     Net investment income (loss)....   (0.64%)   (0.29%)
     Net expenses....................    1.77%     1.72%
     Gross expenses..................    1.77%     1.72%
  Portfolio turnover rate............      25%       34%
--------------------------------------------------------



                                                     CLASS C                         CLASS R                CLASS Y
                                   9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08   9/30/09  9/30/08  9/30/07
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                     9/30/99                                      1/29/08           12/31/96
Net asset value, beginning of
  period.........................   $18.62   $24.72   $25.68   $25.28   $23.30   $20.80   $22.19    $21.25   $27.57   $28.11
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).........................    (0.06)   (0.15)   (0.20)   (0.16)   (0.08)    0.02    (0.02)     0.11     0.07     0.04
  Net realized and unrealized
     gains (losses) on
     investments.................    (1.18)   (3.39)    3.35     1.14     2.06    (1.26)   (1.37)    (1.31)   (3.83)    3.70
----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..........    (1.24)   (3.54)    3.15     0.98     1.98    (1.24)   (1.39)    (1.20)   (3.76)    3.74
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.00     0.00(c)    --       --       --     0.00     0.00(c)   0.10     0.00(c)  0.17
  Net realized gains.............     1.17     2.56     4.11     0.58       --     1.17     0.00(c)   1.17     2.56     4.11
----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS..............     1.17     2.56     4.11     0.58       --     0.17     0.00(c)   1.27     2.56     4.28
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...   $16.21   $18.62   $24.72   $25.68   $25.28   $18.39   $20.80    $18.78   $21.25   $27.57
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................   (4.23%) (15.59%)  13.40%    3.88%    8.50%   (3.76%)  (6.26%)   (3.30%) (14.71%)  14.52%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)..................  $14,378  $19,630  $31,467  $39,838  $63,433       $9       $9   $22,971   $5,531  $16,826
  Ratios to average net assets:
     Net investment income
       (loss)....................   (0.41%)  (0.70%)  (0.82%)  (0.63%)  (0.32%)   0.10%   (0.16%)    0.70%    0.29%    0.17%
     Net expenses................    1.85%(e) 1.82%(e) 1.76%    1.78%    1.72%    1.35%(e) 1.35%(e)  0.85%(e) 0.82%(e) 0.75%
     Gross expenses..............    1.85%    1.82%    1.76%    1.78%    1.72%    1.35%    1.35%     0.85%    0.82%    0.75%
  Portfolio turnover rate........      27%      30%      28%      25%      34%      27%(d)   30%(d)    27%      30%      28%
----------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                                   9/30/06   9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.........................   $27.40    $25.13
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b).........................     0.10      0.16
  Net realized and unrealized
     gains (losses) on
     investments.................     1.25      2.26
----------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS..........     1.35      2.42
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.06      0.15
  Net realized gains.............     0.58        --
----------------------------------------------------

TOTAL DISTRIBUTIONS..............     0.64      0.15
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD...   $28.11    $27.40
----------------------------------------------------

TOTAL RETURN (A).................    4.94%     9.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)..................  $66,149  $209,902
  Ratios to average net assets:
     Net investment income
       (loss)....................    0.34%     0.58%
     Net expenses................    0.76%     0.72%
     Gross expenses..............    0.76%     0.72%
  Portfolio turnover rate........      25%       34%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09   9/30/08   9/30/07   9/30/06
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/98                                           9/30/98
Net asset value, beginning of period....   $10.73    $16.13    $16.16    $15.70    $14.87     $9.58    $14.82    $15.11    $14.81
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.04)    (0.00)(c) (0.01)    (0.02)     0.04     (0.08)    (0.08)    (0.12)    (0.14)
  Net realized and unrealized gains
     (losses) on investments............    (1.34)    (2.43)     2.24      1.03      2.89     (1.25)    (2.19)     2.09      0.97
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (1.38)    (2.43)     2.23      1.01      2.93     (1.33)    (2.27)     1.97      0.83
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.00      0.00(c)     --      0.02        --      0.00      0.00(c)     --        --
  Net realized gains....................     0.86      2.97      2.26      0.53      2.10      0.86      2.97      2.26      0.53
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.86      2.97      2.26      0.55      2.10      0.86      2.97      2.26      0.53
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $8.49    $10.73    $16.13    $16.16    $15.70     $7.39     $9.58    $14.82    $15.11
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................  (10.17%)  (17.68%)   14.87%     6.60%    20.87%   (10.95%)  (18.26%)   14.10%     5.77%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $32,456   $42,271   $58,523   $59,397   $56,235    $1,055    $2,957    $7,716   $10,583
  Ratios to average net assets:
     Net investment income (loss).......   (0.56%)    0.03%    (0.03%)   (0.13%)    0.26%    (1.23%)   (0.69%)   (0.78%)   (0.88%)
     Net expenses.......................    2.14%(e)  1.37%(e)  1.24%     1.21%     1.21%     2.89%(e)  2.12%(e)  1.98%     1.96%
     Gross expenses.....................    2.20%     1.38%     1.24%     1.21%     1.21%     2.95%     2.13%     1.98%     1.96%
  Portfolio turnover rate...............      51%       60%       37%       38%       34%       51%       60%       37%       38%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/05
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $14.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.06)
  Net realized and unrealized gains
     (losses) on investments............     2.75
-------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     2.69
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................     2.10
-------------------------------------------------

TOTAL DISTRIBUTIONS.....................     2.10
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $14.81
-------------------------------------------------

TOTAL RETURN (A)........................   20.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $11,567
  Ratios to average net assets:
     Net investment income (loss).......   (0.46%)
     Net expenses.......................    1.95%
     Gross expenses.....................    1.96%
  Portfolio turnover rate...............      34%
-------------------------------------------------



                                                      CLASS C                         CLASS R               CLASS Y
                                    9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08  9/30/09  9/30/08  9/30/07
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                      9/30/99                                      1/29/08           9/30/98
Net asset value, beginning of
  period..........................    $9.53   $14.76   $15.07   $14.77   $14.19   $10.72   $11.58   $11.06   $16.50   $16.44
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
     (b)..........................    (0.08)   (0.08)   (0.12)   (0.13)   (0.06)   (0.06)   (0.03)   (0.01)    0.04     0.04
  Net realized and unrealized
     gains (losses) on
     investments..................    (1.24)   (2.18)    2.07     0.96     2.74    (1.34)   (0.83)   (1.37)   (2.51)    2.28
----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........    (1.32)   (2.26)    1.95     0.83     2.68    (1.40)   (0.86)   (1.38)   (2.47)    2.32
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.00     0.00(c)    --       --       --     0.00     0.00(c)  0.00     0.00(c)    --
  Net realized gains..............     0.86     2.97     2.26     0.53     2.10     0.86     0.00     0.86     2.97     2.26
----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS...............     0.86     2.97     2.26     0.53     2.10     0.86     0.00     0.86     2.97     2.26
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....    $7.35    $9.53   $14.76   $15.07   $14.77    $8.46   $10.72    $8.82   $11.06   $16.50
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..................  (10.90%) (18.28%)  13.99%    5.79%   20.02%  (10.37%)  (7.43%)  (9.83%) (17.50%)  15.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................   $2,839   $4,797   $7,428   $7,668   $8,391       $8       $9   $1,035   $3,694   $8,053
  Ratios to average net assets:
     Net investment income
       (loss).....................   (1.30%)  (0.72%)  (0.78%)  (0.88%)  (0.44%)  (0.84%)  (0.34%)  (0.18%)   0.36%    0.23%
     Net expenses.................    2.89%(e) 2.12%(e) 1.99%    1.96%    1.95%    2.39%(e) 1.62%(e) 1.89%(e) 1.12%(e) 0.99%
     Gross expenses...............    2.95%    2.14%    1.99%    1.96%    1.96%    2.45%    1.63%    1.95%    1.12%    0.99%
  Portfolio turnover rate.........      51%      60%      37%      38%      34%      51%(d)   60%(d)   51%      60%      37%
----------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                                    9/30/06  9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period..........................   $15.99   $15.07
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)
     (b)..........................     0.02     0.08
  Net realized and unrealized
     gains (losses) on
     investments..................     1.04     2.94
----------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........     1.06     3.02
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.08       --
  Net realized gains..............     0.53     2.10
----------------------------------------------------

TOTAL DISTRIBUTIONS...............     0.61     2.10
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD....   $16.44   $15.99
----------------------------------------------------

TOTAL RETURN (A)..................    6.85%   21.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................  $11,990  $24,385
  Ratios to average net assets:
     Net investment income
       (loss).....................    0.10%    0.54%
     Net expenses.................    0.95%    0.96%
     Gross expenses...............    0.95%    0.96%
  Portfolio turnover rate.........      38%      34%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                       CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05    9/30/09   9/30/08   9/30/07   9/30/06
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             1/5/93                                           12/22/93
Net asset value, beginning of period....   $21.26    $32.08    $24.66    $21.05    $18.13     $19.25    $29.48    $22.71    $19.41
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.17      0.28      0.18      0.10      0.19         --      0.06     (0.03)    (0.07)
  Net realized and unrealized gains
     (losses) on investments............    (2.15)    (7.54)     7.38      3.64      2.83      (1.89)    (6.85)     6.80      3.37
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (1.98)    (7.26)     7.56      3.74      3.02      (1.89)    (6.79)     6.77      3.30
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.31      0.12      0.14      0.13      0.10       0.08      0.00(c)     --        --
  Net realized gains....................     0.71      3.44        --        --        --       0.71      3.44        --        --
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     1.02      3.56      0.14      0.13      0.10       0.79      3.44        --        --
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $18.26    $21.26    $32.08    $24.66    $21.05     $16.57    $19.25    $29.48    $22.71
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................   (8.00%)  (25.19%)   30.78%    17.85%    16.67%     (8.72%)  (25.79%)   29.81%    17.00%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $30,544   $36,560   $50,051   $37,653   $32,038        $86      $222      $457      $542
  Ratios to average net assets:
     Net investment income (loss).......    1.12%     1.04%     0.64%     0.43%     0.95%      0.05%     0.24%    (0.12%)   (0.33%)
     Net expenses.......................    1.70%(e)  1.41%(e)  1.36%     1.46%     1.49%      2.45%(e)  2.16%(e)  2.10%     2.21%
     Gross expenses.....................    1.70%     1.41%     1.36%     1.46%     1.50%      2.45%     2.16%     2.10%     2.21%
  Portfolio turnover rate...............      60%       57%       66%       57%       61%        60%       57%       66%       57%
----------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/05
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $16.76
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.04
  Net realized and unrealized gains
     (losses) on investments............     2.61
-------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     2.65
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------

TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $19.41
-------------------------------------------------

TOTAL RETURN (A)........................   15.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................     $826
  Ratios to average net assets:
     Net investment income (loss).......    0.21%
     Net expenses.......................    2.24%
     Gross expenses.....................    2.25%
  Portfolio turnover rate...............      61%
-------------------------------------------------



                                                       CLASS C                            CLASS R                CLASS Y
                                   9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09  9/30/08   9/30/09  9/30/08   9/30/07
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                     9/30/99                                           1/29/08           11/29/93
Net asset value, beginning of
  period........................    $19.38    $29.66    $22.85    $19.54    $16.88    $21.21   $25.98    $21.35   $32.23    $24.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)........................      0.01      0.10     (0.00)(c) (0.06)     0.04      0.14     0.28      0.21     0.35      0.26
  Net realized and unrealized
     gains (losses) on
     investments................     (1.93)    (6.93)     6.81      3.37      2.62     (2.15)   (5.05)    (2.16)   (7.59)     7.40
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........     (1.92)    (6.83)     6.81      3.31      2.66     (2.01)   (4.77)    (1.95)   (7.24)     7.66
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........      0.17      0.01        --        --        --      0.27     0.00(c)   0.37     0.20      0.20
  Net realized gains............      0.71      3.44        --        --        --      0.71     0.00(c)   0.71     3.44        --
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.............      0.88      3.45        --        --        --      0.98     0.00(c)   1.08     3.64      0.20
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..    $16.58    $19.38    $29.66    $22.85    $19.54    $18.22   $21.21    $18.32   $21.35    $32.23
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)................    (8.74%)  (25.78%)   29.80%    16.94%    15.76%    (8.24%) (18.36%)   (7.73%) (25.07%)   31.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................      $195      $489      $467      $318      $272        $7       $8   $15,435  $18,339   $25,544
  Ratios to average net assets:
     Net investment income
       (loss)...................     0.05%     0.39%    (0.01%)   (0.30%)    0.20%     0.92%    1.65%     1.38%    1.28%     0.91%
     Net expenses...............     2.45%(e)  2.16%(e)  2.10%     2.21%     2.24%     1.95%(e) 1.66%(e)  1.45%(e) 1.16%(e)  1.10%
     Gross expenses.............     2.45%     2.16%     2.10%     2.21%     2.25%     1.95%    1.66%     1.45%    1.16%     1.10%
  Portfolio turnover rate.......       60%       57%       66%       57%       61%       60%(d)   57%(d)    60%      57%       66%
----------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                                   9/30/06   9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period........................    $21.14    $18.21
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)........................      0.16      0.24
  Net realized and unrealized
     gains (losses) on
     investments................      3.66      2.84
----------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........      3.82      3.08
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........      0.19      0.15
  Net realized gains............        --        --
----------------------------------------------------

TOTAL DISTRIBUTIONS.............      0.19      0.15
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD..    $24.77    $21.14
----------------------------------------------------

TOTAL RETURN (A)................    18.14%    16.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................   $20,643   $18,183
  Ratios to average net assets:
     Net investment income
       (loss)...................     0.69%     1.19%
     Net expenses...............     1.21%     1.24%
     Gross expenses.............     1.21%     1.25%
  Portfolio turnover rate.......       57%       61%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09   9/30/08   9/30/07   9/30/06
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             3/2/94                                            3/2/94
Net asset value, beginning of period....   $16.20    $25.05    $18.79    $15.87    $12.73    $14.97    $23.29    $17.48    $14.79
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.23      0.43      0.23      0.16      0.14      0.13      0.19      0.04      0.02
  Net realized and unrealized gains
     (losses) on investments............    (1.47)    (6.59)     6.21      2.90      3.07     (1.37)    (6.03)     5.82      2.70
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (1.24)    (6.16)     6.44      3.06      3.21     (1.24)    (5.84)     5.86      2.72
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.39      0.23      0.16      0.14      0.07      0.22      0.02      0.03      0.03
  Net realized gains....................     1.86      2.46      0.02        --        --      1.86      2.46      0.02        --
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     2.25      2.69      0.18      0.14      0.07      2.08      2.48      0.05      0.03
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.71    $16.20    $25.05    $18.79    $15.87    $11.65    $14.97    $23.29    $17.48
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................   (3.55%)  (27.35%)   34.50%    19.38%    25.32%    (4.28%)  (27.86%)   33.54%    18.41%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $33,160   $48,250   $56,956   $40,564   $28,881      $399      $651    $1,449    $1,473
  Ratios to average net assets:
     Net investment income (loss).......    2.17%     2.02%     1.06%     0.90%     0.97%     1.27%     0.95%     0.22%     0.13%
     Net expenses.......................    1.53%(e)  1.37%(e)  1.45%     1.58%     1.42%     2.28%(e)  2.12%(e)  2.20%     2.32%
     Gross expenses.....................    1.77%     1.51%     1.45%     1.58%     1.43%     2.52%     2.25%     2.20%     2.32%
  Portfolio turnover rate...............      60%       39%       38%       39%       66%       60%       39%       38%       39%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/05
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $11.89
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.02
  Net realized and unrealized gains
     (losses) on investments............     2.88
-------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     2.90
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------

TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $14.79
-------------------------------------------------

TOTAL RETURN (A)........................   24.39%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $1,249
  Ratios to average net assets:
     Net investment income (loss).......    0.12%
     Net expenses.......................    2.18%
     Gross expenses.....................    2.18%
  Portfolio turnover rate...............      66%
-------------------------------------------------



                                                       CLASS C                              CLASS R              CLASS Y
                                   9/30/09   9/30/08   9/30/07   9/30/06   9/30/05      9/30/09   9/30/08   9/30/09   9/30/08
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                     9/30/99                                             1/29/08               3/2/94
Net asset value, beginning of
  period........................    $15.04    $23.44    $17.58    $14.85    $11.94      $16.17     $20.63    $16.40    $25.33
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)........................      0.14      0.22      0.05      0.02      0.03        0.21       0.38      0.34      0.46
  Net realized and unrealized
     gains (losses) on
     investments................     (1.40)    (6.09)     5.84      2.72      2.88       (1.47)     (4.84)    (1.56)    (6.64)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........     (1.26)    (5.87)     5.89      2.74      2.91       (1.26)     (4.46)    (1.22)    (6.18)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........      0.30      0.07      0.01      0.01        --        0.37       0.00(c)   0.44      0.29
  Net realized gains............      1.86      2.46      0.02        --        --        1.86       0.00(c)   1.86      2.46
-----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.............      2.16      2.53      0.03      0.01        --        2.23       0.00(c)   2.30      2.75
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..    $11.62    $15.04    $23.44    $17.58    $14.85      $12.68     $16.17    $12.88    $16.40
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)................    (4.29%)  (27.86%)   33.53%    18.48%    24.37%      (3.75%)   (21.62%)   (3.27%)  (27.19%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................    $1,194    $1,462    $1,259    $1,031    $1,196          $8         $8    $8,220    $8,872
  Ratios to average net assets:
     Net investment income
       (loss)...................     1.41%     1.10%     0.25%     0.12%     0.19%       2.00%      2.79%     3.10%     2.13%
     Net expenses...............     2.28%(e)  2.12%(e)  2.20%     2.31%     2.17%       1.78%(e)   1.62%(e)  1.38%(e)  1.12%(e)
     Gross expenses.............     2.52%     2.27%     2.20%     2.31%     2.18%       2.02%      1.77%     1.52%     1.26%
  Portfolio turnover rate.......       60%       39%       38%       39%       66%         60%(d)     39%(d)    60%       39%
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS Y
                                   9/30/07   9/30/06   9/30/05
--------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period........................    $18.99    $16.01    $12.85
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)........................      0.28      0.09      0.18
  Net realized and unrealized
     gains (losses) on
     investments................      6.29      3.06      3.09
--------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.........      6.57      3.15      3.27
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.........      0.21      0.17      0.11
  Net realized gains............      0.02        --        --
--------------------------------------------------------------

TOTAL DISTRIBUTIONS.............      0.23      0.17      0.11
--------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..    $25.33    $18.99    $16.01
--------------------------------------------------------------

TOTAL RETURN (A)................    34.85%    19.83%    25.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).................   $10,354    $7,679   $69,794
  Ratios to average net assets:
     Net investment income
       (loss)...................     1.29%     0.51%     1.26%
     Net expenses...............     1.20%     1.17%     1.17%
     Gross expenses.............     1.20%     1.17%     1.17%
  Portfolio turnover rate.......       38%       39%       66%
--------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/09    9/30/08    9/30/07    9/30/06    9/30/05    9/30/09   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                           1/5/93                                               12/22/93
Net asset value, beginning of
  period.............................    $20.16     $27.03     $25.10     $24.94     $23.67     $19.36    $26.02    $24.23
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (b)..........      0.26       0.40       0.46       0.44       0.43       0.14      0.21      0.26
  Net realized and unrealized gains
     (losses) on investments.........     (1.08)     (4.54)      4.01       1.91       1.67      (1.03)    (4.36)     3.87
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     (0.82)     (4.14)      4.47       2.35       2.10      (0.89)    (4.15)     4.13
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.39       0.44       0.53       0.42       0.39       0.19      0.22      0.33
  Net realized gains.................      1.05       2.29       2.01       1.77       0.44       1.05      2.29      2.01
--------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS..................      1.44       2.73       2.54       2.19       0.83       1.24      2.51      2.34
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $17.90     $20.16     $27.03     $25.10     $24.94     $17.23    $19.36    $26.02
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................    (2.60%)   (16.87%)    19.03%     10.01%      8.90%     (3.37%)  (17.47%)   18.15%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $105,256   $116,282   $147,927   $133,003   $129,971     $4,772    $8,222   $13,980
  Ratios to average net assets
     Net investment income...........     1.66%      1.68%      1.82%      1.81%      1.74%      0.91%     0.91%     1.07%
     Net expenses....................     1.08%(e)   0.90%(e)   0.87%      0.89%      0.80%      1.83%(e)  1.65%(e)  1.62%
     Gross expenses..................     1.13%      0.90%      0.87%      0.89%      0.81%      1.88%     1.66%     1.62%
  Portfolio turnover rat                   144%       156%       133%       118%       119%       144%      156%      133%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/06   9/30/05
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $24.13    $22.91
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (b)..........     0.25      0.24
  Net realized and unrealized gains
     (losses) on investments.........     1.84      1.61
--------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     2.09      1.85
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.22      0.19
  Net realized gains.................     1.77      0.44
--------------------------------------------------------

TOTAL DISTRIBUTIONS..................     1.99      0.63
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $24.23    $24.13
--------------------------------------------------------

TOTAL RETURN (A).....................    9.18%     8.13%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $14,942   $17,746
  Ratios to average net assets
     Net investment income...........    1.04%     0.99%
     Net expenses....................    1.64%     1.55%
     Gross expenses..................    1.64%     1.56%
  Portfolio turnover rat                  118%      119%
--------------------------------------------------------



                                                        CLASS C                         CLASS R                CLASS Y
                                      9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08   9/30/09  9/30/08  9/30/07
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                        9/30/99                                      1/29/08           11/29/93
Net asset value, beginning of
  period............................   $18.76   $25.36   $23.67   $23.62   $22.51   $20.13   $22.72    $20.39   $27.31   $25.34
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).........     0.13     0.21     0.26     0.24     0.23     0.23     0.25      0.31     0.47     0.53
  Net realized and unrealized gains
     (losses) on investments........    (1.01)   (4.24)    3.77     1.80     1.58    (1.09)   (2.84)    (1.10)   (4.59)    4.04
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................    (0.88)   (4.03)    4.03     2.04     1.81    (0.86)   (2.59)    (0.79)   (4.12)    4.57
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............     0.24     0.28     0.33     0.22     0.26     0.35     0.00(c)   0.45     0.51     0.59
  Net realized gains................     1.05     2.29     2.01     1.77     0.44     1.05     0.00(c)   1.05     2.29     2.01
-------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.................     1.29     2.57     2.34     1.99     0.70     1.40     0.00(c)   1.50     2.80     2.60
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD......   $16.59   $18.76   $25.36   $23.67   $23.62   $17.87   $20.13    $18.10   $20.39   $27.31
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)....................   (3.33%) (17.48%)  18.16%    9.18%    8.12%   (2.88%) (11.40%)   (2.39%) (16.65%)  19.31%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................  $10,841  $13,674  $14,462  $12,759  $15,975       $9       $9    $7,788   $5,571   $5,670
  Ratios to average net assets:
     Net investment income..........    0.90%    0.93%    1.07%    1.04%    0.99%    1.40%    1.67%     1.90%    1.96%    2.07%
     Net expenses...................    1.83%(e) 1.65%(e) 1.62%    1.64%    1.55%    1.33%(e) 1.15%(e)  0.83%(e) 0.65%(e) 0.62%
     Gross expenses.................    1.88%    1.66%    1.62%    1.64%    1.56%    1.38%    1.15%     0.88%    0.65%    0.62%
  Portfolio turnover rate...........     144%     156%     133%     118%     119%     144%(d)  156%(d)   144%     156%     133%
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS Y
                                      9/30/06  9/30/05
------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period............................   $25.01   $23.74
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).........     0.47     0.50
  Net realized and unrealized gains
     (losses) on investments........     2.11     1.66
------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................     2.58     2.16
------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............     0.48     0.45
  Net realized gains................     1.77     0.44
------------------------------------------------------

TOTAL DISTRIBUTIONS.................     2.25     0.89
------------------------------------------------------

NET ASSET VALUE, END OF PERIOD......   $25.34   $25.01
------------------------------------------------------

TOTAL RETURN (A)....................   11.03%    9.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................   $3,161  $94,317
  Ratios to average net assets:
     Net investment income..........    1.82%    2.01%
     Net expenses...................    0.56%    0.55%
     Gross expenses.................    0.56%    0.56%
  Portfolio turnover rate...........     118%     119%
------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                               CLASS A                                   CLASS B
                                         9/30/09    9/30/08    9/30/07    9/30/06    9/30/05   9/30/09   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/8/93                                               4/22/87
Net asset value, beginning of period..     $8.85      $8.60      $8.56      $8.69      $8.79     $8.93    $8.68     $8.63
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........      0.26       0.31       0.34       0.32       0.28      0.19     0.25      0.28
  Net realized and unrealized gains
     (losses) on investments..........      0.13       0.26       0.04      (0.13)     (0.10)     0.14     0.25      0.05
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................      0.39       0.57       0.38       0.19       0.18      0.33     0.50      0.33
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............      0.25       0.32       0.34       0.32       0.28      0.19     0.25      0.28
  Net realized gains..................        --       0.00(c)      --         --         --        --     0.00(c)     --
--------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS...................      0.25       0.32       0.34       0.32       0.28      0.19     0.25      0.28
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........     $8.99      $8.85      $8.60      $8.56      $8.69     $9.07    $8.93     $8.68
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......................     4.45%      6.63%      4.57%      2.27%      2.08%     3.66%    5.80%     3.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................  $108,777   $114,342   $119,640   $132,535   $154,259      $450     $590      $896
  Ratios to average net assets:
     Net investment income............     2.85%      3.57%      4.01%      3.76%      3.21%     2.14%    2.83%     3.24%
     Net expenses.....................     0.84%(e)   0.92%(e)   0.89%      0.88%      0.86%     1.59%(e) 1.67%(e)  1.64%
     Gross expenses...................     0.84%      0.94%      0.90%      0.88%      0.86%     1.59%    1.70%     1.65%
  Portfolio turnover rate.............      157%       279%       323%       275%       148%      157%     279%      323%
--------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
                                        9/30/06   9/30/05
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period..    $8.77     $8.86
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........     0.26      0.21
  Net realized and unrealized gains
     (losses) on investments..........    (0.14)    (0.08)
---------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................     0.12      0.13
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.26      0.22
  Net realized gains..................       --        --
---------------------------------------------------------

TOTAL DISTRIBUTIONS...................     0.26      0.22
---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........    $8.63     $8.77
---------------------------------------------------------

TOTAL RETURN (A)......................    1.40%     1.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $1,468    $2,327
  Ratios to average net assets:
     Net investment income............    3.01%     2.43%
     Net expenses.....................    1.63%     1.61%
     Gross expenses...................    1.63%     1.62%
  Portfolio turnover rate.............     275%      148%
---------------------------------------------------------



                                                CLASS C
                         9/30/09     9/30/08     9/30/07     9/30/06     9/30/05
--------------------------------------------------------------------------------
INCEPTION DATE          9/30/99
Net asset value,
  beginning of
  period............      $8.98      $8.71       $8.66       $8.80       $8.89
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).....       0.20       0.25        0.28        0.26        0.22
  Net realized and
     unrealized
     gains (losses)
     on
     investments....       0.13       0.27        0.05       (0.14)      (0.09)
--------------------------------------------------------------------------------

TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........       0.33       0.52        0.33        0.12        0.13
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income.........       0.19       0.25        0.28        0.26        0.22
  Net realized
     gains..........         --       0.00(c)       --          --          --
--------------------------------------------------------------------------------

TOTAL
  DISTRIBUTIONS.....       0.19       0.25        0.28        0.26        0.22
--------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........      $9.12      $8.98       $8.71       $8.66       $8.80
--------------------------------------------------------------------------------

TOTAL RETURN (A)....      3.64%      6.02%       3.90%       1.41%       1.44%

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....       $634       $409        $294        $418        $543
  Ratios to average
     net assets:
     Net investment
       income.......      2.07%      2.77%       3.24%       3.01%       2.40%
     Net expenses...      1.59%(e)   1.67%(e)    1.64%       1.63%       1.61%
     Gross
       expenses.....      1.59%      1.68%       1.64%       1.63%       1.62%
  Portfolio turnover
     rate...........       157%       279%        323%        275%        148%
--------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09   9/30/08   9/30/07   9/30/06
---------------------------------------------------------------------------------------------------------------------------------
                                           3/2/94                                            3/2/94
INCEPTION DATE
Net asset value, beginning of period....   $11.31    $11.29    $11.23    $11.31    $11.67    $11.30    $11.27    $11.22    $11.29
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.22      0.40      0.49      0.48      0.48      0.17      0.34      0.42      0.41
  Net realized and unrealized gains
     (losses) on investments............     0.27      0.02      0.05     (0.09)    (0.36)     0.24      0.02      0.05     (0.08)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.49      0.42      0.54      0.39      0.12      0.41      0.36      0.47      0.33
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.22      0.40      0.48      0.47      0.48      0.15      0.33      0.42      0.40
  Net realized gains....................       --      0.00(c)     --        --        --        --      0.00(c)     --        --
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.22      0.40      0.48      0.47      0.48      0.15      0.33      0.42      0.40
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.58    $11.31    $11.29    $11.23    $11.31    $11.56    $11.30    $11.27    $11.22
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................    4.38%     3.78%     4.95%     3.51%     1.08%     3.67%     3.25%     4.23%     2.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $47,802   $41,040   $38,705   $37,676   $43,909      $636    $1,750    $3,219    $4,543
  Ratios to average net assets:
     Net investment income..............    1.95%     3.54%     4.34%     4.27%     4.15%     1.56%     3.09%     3.75%     3.67%
     Net expenses.......................    0.77%(e)  0.80%(e)  0.80%     0.79%     0.78%     1.37%(e)  1.40%(e)  1.40%     1.39%
     Gross expenses.....................    0.77%     0.80%     0.80%     0.80%     0.86%     1.37%     1.41%     1.40%     1.40%
  Portfolio turnover rate...............     212%      263%      114%      222%       91%      212%      263%      114%      222%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/05
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $11.65
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.41
  Net realized and unrealized gains
     (losses) on investments............    (0.36)
-------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.05
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.41
  Net realized gains....................       --
-------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.41
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.29
-------------------------------------------------

TOTAL RETURN (A)........................    0.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $4,243
  Ratios to average net assets:
     Net investment income..............    3.55%
     Net expenses.......................    1.38%
     Gross expenses.....................    1.46%
  Portfolio turnover rate...............      91%
-------------------------------------------------



                                                       CLASS C                         CLASS R               CLASS Y
                                     9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08  9/30/09  9/30/08  9/30/07
-----------------------------------------------------------------------------------------------------------------------------
                                     9/30/99                                      1/29/08            3/2/94
INCEPTION DATE
Net asset value, beginning of
  period...........................   $11.30   $11.27   $11.22   $11.29   $11.65   $11.31   $11.42   $11.28   $11.25   $11.20
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)........     0.13     0.32     0.40     0.39     0.39     0.20     0.23     0.25     0.43     0.51
  Net realized and unrealized gains
     (losses) on investments.......     0.27     0.03     0.05    (0.08)   (0.35)    0.26    (0.11)    0.23     0.03     0.05
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS.......................     0.40     0.35     0.45     0.31     0.04     0.46     0.12     0.48     0.46     0.56
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............     0.13     0.32     0.40     0.38     0.40     0.19     0.23     0.22     0.43     0.51
  Net realized gains...............       --     0.00(c)    --       --       --       --     0.00(c)  0.00     0.00(c)    --
-----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS................     0.13     0.32     0.40     0.38     0.40     0.19     0.23     0.22     0.43     0.51
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....   $11.57   $11.30   $11.27   $11.22   $11.29   $11.58   $11.31   $11.54   $11.28   $11.25
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...................    3.59%    3.09%    4.08%    2.83%    0.32%    4.13%    1.07%    4.55%    4.14%    5.12%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................   $5,847   $3,311   $3,039   $4,007   $5,322      $11      $10  $61,991  $57,131  $54,444
  Ratios to average net assets:
     Net investment income.........    1.09%    2.83%    3.60%    3.53%    3.38%    1.72%    3.07%    2.21%    3.80%    4.59%
     Net expenses..................    1.52%(e) 1.55%(e) 1.55%    1.55%    1.53%    1.02%(e) 1.05%(e) 0.52%(e) 0.55%(e) 0.55%
     Gross expenses................    1.52%    1.55%    1.55%    1.56%    1.61%    1.02%    1.05%    0.52%    0.55%    0.55%
  Portfolio turnover rate..........     212%     263%     114%     222%      91%     212%(d)  263%(d)  212%     263%     114%
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS Y
                                     9/30/06  9/30/05
-----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period...........................   $11.27   $11.63
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)........     0.49     0.52
  Net realized and unrealized gains
     (losses) on investments.......    (0.07)   (0.37)
-----------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS.......................     0.42     0.15
-----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............     0.49     0.51
  Net realized gains...............       --       --
-----------------------------------------------------

TOTAL DISTRIBUTIONS................     0.49     0.51
-----------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....   $11.20   $11.27
-----------------------------------------------------

TOTAL RETURN (A)...................    3.84%    1.32%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................  $50,153   $7,302
  Ratios to average net assets:
     Net investment income.........    4.39%    4.41%
     Net expenses..................    0.54%    0.53%
     Gross expenses................    0.55%    0.61%
  Portfolio turnover rate..........     222%      91%
-----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09   9/30/08   9/30/07   9/30/06
---------------------------------------------------------------------------------------------------------------------------------
                                           9/8/93                                            9/8/93
INCEPTION DATE
Net asset value, beginning of period....   $10.90    $11.41    $11.63    $11.77    $12.04    $10.89    $11.41    $11.63    $11.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.41      0.43      0.46      0.46      0.45      0.32      0.33      0.38      0.37
  Net realized and unrealized gains
     (losses) on investments............     0.88     (0.52)    (0.22)    (0.14)    (0.27)     0.90     (0.51)    (0.23)    (0.14)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     1.29     (0.09)     0.24      0.32      0.18      1.22     (0.18)     0.15      0.23
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.40      0.42      0.46      0.46      0.45      0.32      0.34      0.37      0.37
  Net realized gains....................       --      0.00(c)     --        --        --        --      0.00(c)     --        --
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.40      0.42      0.46      0.46      0.45      0.32      0.34      0.37      0.37
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.79    $10.90    $11.41    $11.63    $11.77    $11.79    $10.89    $11.41    $11.63
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................   12.09%    (0.84%)    2.11%     2.82%     1.50%    11.36%    (1.67%)    1.35%     2.05%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $36,260   $30,972   $29,433   $26,327   $29,685       $86      $158      $484      $849
  Ratios to average net assets:
     Net investment income..............    3.58%     3.72%     4.00%     3.98%     3.77%     2.86%     2.99%     3.27%     3.24%
     Net expenses.......................    0.86%(e)  0.87%(e)  0.87%     0.87%     0.87%     1.61%(e)  1.62%(e)  1.62%     1.62%
     Gross expenses.....................    1.14%     1.12%     1.12%     1.04%     0.96%     1.89%     1.89%     1.87%     1.79%
  Portfolio turnover rate...............      24%       28%       40%       43%       39%       24%       28%       40%       43%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/05
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $12.04
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.36
  Net realized and unrealized gains
     (losses) on investments............    (0.27)
-------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.09
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.36
  Net realized gains....................       --
-------------------------------------------------

TOTAL DISTRIBUTIONS.....................     0.36
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.77
-------------------------------------------------

TOTAL RETURN (A)........................    0.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $1,630
  Ratios to average net assets:
     Net investment income..............    3.02%
     Net expenses.......................    1.62%
     Gross expenses.....................    1.71%
  Portfolio turnover rate...............      39%
-------------------------------------------------



                                                               CLASS C                                      CLASS Y
                                           9/30/09   9/30/08   9/30/07   9/30/06   9/30/05   9/30/09   9/30/08   9/30/07   9/30/06
----------------------------------------------------------------------------------------------------------------------------------
                                           9/30/99                                           9/26/97
INCEPTION DATE
Net asset value, beginning of period....    $10.89    $11.41    $11.62    $11.76    $12.04    $11.78    $12.34    $12.57    $12.72
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.31      0.34      0.37      0.38      0.36      0.45      0.49      0.53      0.53
  Net realized and unrealized gains
     (losses) on investments............      0.90     (0.52)    (0.21)    (0.14)    (0.28)     0.97     (0.56)    (0.23)    (0.15)
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................      1.21     (0.18)     0.16      0.24      0.08      1.42     (0.07)     0.30      0.38
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.32      0.34      0.37      0.38      0.36      0.46      0.49      0.53      0.53
  Net realized gains....................        --      0.00(c)     --        --        --        --      0.00(c)     --        --
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS.....................      0.32      0.34      0.37      0.38      0.36      0.46      0.49      0.53      0.53
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $11.78    $10.89    $11.41    $11.62    $11.76    $12.74    $11.78    $12.34    $12.57
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................    11.24%    (1.68%)    1.44%     2.06%     0.66%    12.34%    (0.65%)    2.43%     3.09%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................      $945      $208      $228      $364      $956      $507       $36       $36       $35
  Ratios to average net assets:
     Net investment income..............     2.72%     2.96%     3.27%     3.27%     3.03%     3.63%     3.99%     4.25%     4.24%
     Net expenses.......................     1.61%(e)  1.62%(e)  1.62%     1.63%     1.63%     0.61%(e)  0.62%(e)  0.62%     0.61%
     Gross expenses.....................     1.89%     1.88%     1.87%     1.79%     1.71%     0.71%     0.86%     0.87%     0.77%
  Portfolio turnover rate...............       24%       28%       40%       43%       39%       24%       28%       40%       43%
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS Y
                                           9/30/05
--------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....    $13.04
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.51
  Net realized and unrealized gains
     (losses) on investments............     (0.31)
--------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................      0.20
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.52
  Net realized gains....................        --
--------------------------------------------------

TOTAL DISTRIBUTIONS.....................      0.52
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $12.72
--------------------------------------------------

TOTAL RETURN (A)........................     1.54%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................       $34
  Ratios to average net assets:
     Net investment income..............     3.98%
     Net expenses.......................     0.62%
     Gross expenses.....................     0.71%
  Portfolio turnover rate...............       39%
--------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/09    9/30/08    9/30/07    9/30/06    9/30/05    9/30/09   9/30/08   9/30/07
--------------------------------------------------------------------------------------------------------------------------
                                         1/5/93                                               12/22/93
INCEPTION DATE
Net asset value, beginning of
  period.............................    $11.44     $11.84     $11.90     $12.12     $12.56     $11.44    $11.84    $11.90
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.44       0.50       0.61       0.57       0.48       0.35      0.41      0.52
  Net realized and unrealized gains
     (losses) on investments.........      0.26      (0.40)     (0.07)     (0.20)     (0.22)      0.27     (0.40)    (0.06)
--------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................      0.70       0.10       0.54       0.37       0.26       0.62      0.01      0.46
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.43       0.50       0.60       0.56       0.47       0.35      0.41      0.52
  Net realized gains.................        --       0.00(c)      --       0.03       0.23         --      0.00(c)     --
--------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS..................      0.43       0.50       0.60       0.59       0.70       0.35      0.41      0.52
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $11.71     $11.44     $11.84     $11.90     $12.12     $11.71    $11.44    $11.84
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................     6.36%      0.73%      4.77%      3.13%      2.11%      5.57%    (0.11%)    3.99%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $103,525   $115,933   $121,475   $130,779   $142,688       $375      $803    $1,472
  Ratios to average net assets:
     Net investment income...........     3.90%      4.19%      5.10%      4.84%      3.85%      3.21%     3.50%     4.34%
     Net expenses....................     0.85%(e)   0.84%(e)   0.82%      0.80%      0.80%      1.60%(e)  1.59%(e)  1.57%
     Gross expenses..................     0.88%      0.85%      0.83%      0.86%      0.81%      1.63%     1.60%     1.58%
  Portfolio turnover rate............      341%       467%       385%       337%       311%       341%      467%      385%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/06   9/30/05
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $12.12    $12.56
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.48      0.38
  Net realized and unrealized gains
     (losses) on investments.........    (0.19)    (0.21)
--------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................     0.29      0.17
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.48      0.38
  Net realized gains.................     0.03      0.23
--------------------------------------------------------

TOTAL DISTRIBUTIONS..................     0.51      0.61
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $11.90    $12.12
--------------------------------------------------------

TOTAL RETURN (A).....................    2.45%     1.34%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $2,078    $2,728
  Ratios to average net assets:
     Net investment income...........    4.08%     3.09%
     Net expenses....................    1.55%     1.55%
     Gross expenses..................    1.61%     1.56%
  Portfolio turnover rate............     337%      311%
--------------------------------------------------------



                                                      CLASS C                         CLASS R                CLASS Y
                                    9/30/09  9/30/08  9/30/07  9/30/06  9/30/05  9/30/09  9/30/08   9/30/09  9/30/08  9/30/07
-----------------------------------------------------------------------------------------------------------------------------
                                    9/30/99                                      1/29/08           11/29/93
INCEPTION DATE
Net asset value, beginning of
  period..........................   $11.46   $11.86   $11.91   $12.14   $12.57   $11.45   $12.15    $11.43   $11.84   $11.89
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).......     0.35     0.41     0.52     0.49     0.38     0.41     0.29      0.46     0.53     0.64
  Net realized and unrealized
     gains (losses) on
     investments..................     0.26    (0.40)   (0.05)   (0.21)   (0.20)    0.25    (0.70)     0.27    (0.41)   (0.06)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS......................     0.61     0.01     0.47     0.28     0.18     0.66    (0.41)     0.73     0.12     0.58
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.35     0.41     0.52     0.48     0.38     0.40     0.29      0.46     0.53     0.63
  Net realized gains..............       --     0.00(c)    --     0.03     0.23       --     0.00(c)     --     0.00(c)    --
-----------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS...............     0.35     0.41     0.52     0.51     0.61     0.40     0.29      0.46     0.53     0.63
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....   $11.72   $11.46   $11.86   $11.91   $12.14   $11.71   $11.45    $11.70   $11.43   $11.84
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..................    5.47%   (0.02%)   3.99%    2.37%    1.43%    5.99%   (3.43%)    6.63%    0.89%    5.03%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................     $915     $922   $1,108   $1,237   $1,731      $10      $10    $8,545  $12,944  $14,221
  Ratios to average net assets:
     Net investment income........    3.12%    3.44%    4.34%    4.09%    3.10%    3.61%    3.70%     4.15%    4.45%    5.35%
     Net expenses.................    1.60%(e) 1.59%(e) 1.57%    1.55%    1.55%    1.10%(e) 1.09%(e)  0.60%(e) 0.59%(e) 0.57%
     Gross expenses...............    1.63%    1.60%    1.58%    1.61%    1.56%    1.13%    1.11%     0.63%    0.60%    0.58%
  Portfolio turnover rate.........     341%     467%     385%     337%     311%     341%(d)  467%(d)   341%     467%     385%
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS Y
                                    9/30/06  9/30/05
----------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period..........................   $12.11   $12.55
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).......     0.61     0.51
  Net realized and unrealized
     gains (losses) on
     investments..................    (0.21)   (0.22)
----------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS......................     0.40     0.29
----------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........     0.59     0.50
  Net realized gains..............     0.03     0.23
----------------------------------------------------

TOTAL DISTRIBUTIONS...............     0.62     0.73
----------------------------------------------------

NET ASSET VALUE, END OF PERIOD....   $11.89   $12.11
----------------------------------------------------

TOTAL RETURN (A)..................    3.48%    2.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................  $14,900  $87,216
  Ratios to average net assets:
     Net investment income........    4.99%    4.10%
     Net expenses.................    0.55%    0.55%
     Gross expenses...............    0.58%    0.56%
  Portfolio turnover rate.........     337%     311%
----------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                        RETAIL CLASS

                    9/30/09   9/30/08         9/30/07     9/30/06     9/30/05
-----------------------------------------------------------------------------
INCEPTION
  DATE           1/5/1993
Net asset
  value,
  beginning
  of period..       $1.00         $1.00        $1.00       $1.00       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net
  investment
  income
  (b)........        0.01          0.03         0.05        0.04        0.02
Net realized
  and
  unrealized
  gains
  (losses) in
  invest-
  ments......          --            --           --          --          --
-----------------------------------------------------------------------------

TOTAL INCOME
  FROM
  INVESTMENT
  OPERA-
  TIONS......        0.01          0.03         0.05        0.04        0.02
-----------------------------------------------------------------------------

LESS
  DISTRIBU-
  TIONS FROM:
  Net
     invest-
     ment
     income
     (loss)..        0.01          0.03         0.05        0.04        0.02
  Net
     realized
     gains...          --          0.00(c)        --          --          --
-----------------------------------------------------------------------------

TOTAL
  DISTRIBU-
  TIONS......        0.01          0.03         0.05        0.04        0.02
-----------------------------------------------------------------------------

NET ASSET
  VALUE, END
  OF PERIOD..       $1.00         $1.00        $1.00       $1.00       $1.00
-----------------------------------------------------------------------------

TOTAL RETURN
  (A)........       0.66%         3.05%        5.09%       4.38%       2.36%

RATIOS/SUP-
  PLEMENTAL
  DATA:
  Net assets,
     end of
     period
     (in
     thou-
     sands)..    $164,512      $203,595     $265,440    $214,333    $214,638
  Ratios to
     average
     net
     assets:
     Net
       inves-
       tment
       incom-
       e.....       0.69%         3.07%        4.97%       4.29%       2.32%
     Net
       expen-
       ses...       0.37%         0.41%        0.39%       0.41%       0.40%
     Gross
       expen-
       ses...       0.37%         0.41%        0.39%       0.41%       0.40%
-----------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                          INSTITUTIONAL CLASS

                                         9/30/09        9/30/08
-----------------------------------------------------------------
INCEPTION DATE                          3/17/2008
Net asset value, beginning of
  period...........................         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..........          0.01          0.01
Net realized and unrealized gains
  (losses) in investments..........            --            --
-----------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT
  OPERATIONS.......................          0.01          0.01
-----------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income (loss).....          0.01          0.01
  Net realized gains...............            --          0.00(c)
-----------------------------------------------------------------

TOTAL DISTRIBUTIONS................          0.01          0.01
-----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....         $1.00         $1.00
-----------------------------------------------------------------

TOTAL RETURN (A)...................         0.75%         1.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................      $895,432      $682,828
  Ratios to average net assets:
     Net investment income.........         0.72%         2.04%
     Net expenses..................         0.29%         0.29%
     Gross expenses................         0.29%         0.29%
-----------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)    Less than $0.01 per share.

(d)    Less than $1,000 of asset in share class.

(e) Includes GEAM's voluntary waiver of its management fee with respect to the Fund's investment in the GE Money Market Fund.


See Notes to Financial Highlights and Notes to Financial Statements.

                      (This page intentionally left blank.)

                                                          GE              GE                GE               GE
                                                        U.S.      CORE VALUE           PREMIER        SMALL-CAP
  Statements of Assets                                EQUITY          EQUITY     GROWTH EQUITY           EQUITY
  and Liabilities September 30, 2009                    FUND            FUND              FUND             FUND



ASSETS

  Investments in securities, at market
     (cost $300,762,768; $35,397,077;
     $188,045,026; $36,086,411;
     $43,616,656; $41,161,104;
     $106,357,928; $87,736,329;
     $110,123,446; $35,194,904; and
     $101,964,684 respectively)............     $310,303,313     $36,703,101      $185,644,211     $ 35,765,853

  Investments in affiliated securities ,at
     market (at cost $102,499; $16,282;
     $17,349; $11,741; $36,814; $22,299;
     $325,648; $496,167; $115,267; $4,466;
     and $551,547 respectively)............           68,674          10,909            11,624            7,866

  Short-term Investments (at amortized
     cost).................................          485,000              --                --               --

  Repurchase Agreements (at amortized
     cost).................................               --              --                --               --

  Short-term affiliated investments (at
     amortized cost).......................        5,690,489         822,171         4,170,160        2,473,315

  Cash.....................................               --              --                --               --

  Foreign currency (cost $4,152; $0; $0;
     $0; $35,508; $78,494; $29,256; $0; $0;
     $0; and $0 respectively)..............            4,210              --                --               --

  Receivable for investments sold..........          337,362              --           341,857           72,750

  Income receivables.......................          260,354          48,516            48,466           22,703

  Receivable for fund shares sold..........          169,175          34,020           439,222           24,771

  Receivable from GEAM.....................               --              --                --               --

  Variation margin receivable..............               --              --             2,190               --

  Other assets.............................               --              --                --               --


------------------------------------------------------------------------------------------------------------------

     TOTAL ASSETS..........................      317,318,577      37,618,717       190,657,730       38,367,258

------------------------------------------------------------------------------------------------------------------

LIABILITIES

  Distribution Payable to Shareholders.....               --              --                --               --

  Payable upon return of securities
     loaned................................               --              --                --               --

  Payable for investments purchased........          451,068          62,292           477,892          185,330

  Payable for fund shares redeemed.........        1,100,435          53,183           172,677          546,020

  Payable to GEAM..........................          473,022         229,026           435,490           85,002

  Accrued other expenses...................           40,415          27,671            58,154          151,585

  Variation margin payable.................            1,683             570                --               --

  Interest/Dividend payable................               --              --                --               --

  Options written, at Market Value (cost
     $0; $0; $0; $2,770; $0; $0; $0; $0;
     $0; $0; $0; $0; respectively).........               --              --                --            5,500

------------------------------------------------------------------------------------------------------------------

     TOTAL LIABILITIES.....................        2,066,623         372,742         1,144,213          973,437

------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................      315,251,954      37,245,975       189,513,517       37,393,821

==================================================================================================================

NET ASSETS CONSIST OF:

  Capital paid in..........................      365,017,421      44,827,674       210,925,446       48,576,523

  Undistributed (distribution in excess of)

  net investment income....................        2,686,061         261,079           483,397               --

  Accumulated net realized gain (loss).....      (61,957,961)     (9,144,724)      (19,490,418)     (10,855,539)

  Net unrealized appreciation/
     (depreciation) on:

     Investments...........................        9,506,720       1,300,651        (2,406,540)        (324,433)

     Futures...............................             (345)          1,295             1,632               --

     Written Options.......................               --              --                --           (2,730)

     Foreign currency related transaction..               58              --                --               --

------------------------------------------------------------------------------------------------------------------

NET ASSETS.................................     $315,251,954     $37,245,975      $189,513,517     $ 37,393,821

==================================================================================================================

           GE             GE             GE            GE             GE                            GE              GE
       GLOBAL  INTERNATIONAL          TOTAL    GOVERNMENT     SHORT-TERM             GE          FIXED           MONEY
       EQUITY         EQUITY         RETURN    SECURITIES     GOVERNMENT     TAX-EXEMPT         INCOME          MARKET
         FUND           FUND           FUND          FUND           FUND           FUND           FUND            FUND





 $ 45,268,808   $ 41,630,530   $107,234,925  $ 89,473,329   $110,433,522   $37,270,191    $101,815,587  $           --

       24,665         14,940        218,184       332,432         77,229         2,992         369,536              --
           --             --             --            --             --            --              --     817,901,621
           --             --             --            --             --            --              --     225,920,000
    1,133,742      1,120,038     21,740,718    19,900,719      7,741,801       278,456      14,673,379              --
           --             --         47,900            --             --            --              --              --

       34,426         78,392         29,290            --             --            --              --              --
           --         37,241        318,132            --             --        25,000         670,480              --
       91,573        132,317        419,380       690,005        625,645       474,273         956,087         508,286
        5,671         43,547        260,538         3,457         65,770       204,991           6,915      18,193,143
       12,375             --             --            --             --            --              --              --
           --          1,063          2,237         6,544          4,453            --           6,544              --
       12,212        363,927        729,500        32,192        181,106        16,188             407              --
-------------------------------------------------------------------------------------------------------------------------
   46,583,472     43,421,995    131,000,804   110,438,678    119,129,526    38,272,091     118,498,935   1,062,523,050
-------------------------------------------------------------------------------------------------------------------------


           --             --             --        42,995          4,427        24,105          39,306           2,842
           --             --             --            --             --            --              --              --
           --         28,765      1,650,258       165,159      2,399,936       267,037       4,766,557              --
       13,755         64,712        151,459       100,981         36,120           892          12,247       2,376,648
      202,673        208,973        145,431       262,324        397,994       182,101         229,138         461,354
       98,207        134,956        363,448         4,490          3,652           621          73,586        (261,252)
        1,353          4,295         23,600         2,382             --            --           7,312              --
           68             --             --            --             --            --              --              --

           --             --             --            --             --            --              --              --
-------------------------------------------------------------------------------------------------------------------------
      316,056        441,701      2,334,196       578,331      2,842,129       474,756       5,128,146       2,579,592
-------------------------------------------------------------------------------------------------------------------------
   46,267,416     42,980,294    128,666,608   109,860,347    116,287,397    37,797,335     113,370,789   1,059,943,458
=========================================================================================================================


   55,901,510     56,163,097    148,034,605   110,595,274    117,428,156    36,436,639     122,509,456   1,059,946,300

      502,160        894,946      1,312,013       (41,385)        85,080        50,586         808,772          (2,842)
  (11,780,741)   (14,539,673)   (21,436,580)   (2,295,977)    (1,523,757)     (763,703)     (9,469,811)             --

    1,640,003        462,067        769,533     1,573,265        272,038     2,073,813        (331,108)             --
          811         (5,508)       (13,967)       29,171         25,880            --        (146,516)             --
           --             --             --            --             --            --              --              --
        3,673          5,365          1,004            (1)            --            --              (4)             --
-------------------------------------------------------------------------------------------------------------------------
 $ 46,267,416   $ 42,980,294   $128,666,608  $109,860,347   $116,287,397   $37,797,335    $113,370,789  $1,059,943,458
=========================================================================================================================




                                              See Notes to Financial Statements.

                                                          GE             GE                GE             GE
  Statements of Assets                                  U.S.     CORE VALUE           PREMIER      SMALL-CAP
  and Liabilities (continued) September 30,           EQUITY         EQUITY     GROWTH EQUITY         EQUITY
  2009                                                  FUND           FUND              FUND           FUND


CLASS A:
Net assets..................................     200,908,936     34,465,972      149,680,942      32,456,259
Shares outstanding ($.001 par value;
  unlimited shares authorized)..............       9,443,016      4,269,592        8,110,762       3,821,790
Net asset value per share...................           21.28           8.07            18.45            8.49
---------------------------------------------------------------------------------------------------------------
Maximum offering price per share............           22.58           8.56            19.58            9.01
---------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets..................................         988,417        626,120        2,474,381       1,054,862
Shares outstanding ($.001 par value;
  unlimited shares authorized)..............          48,806         81,684          152,710         142,652
---------------------------------------------------------------------------------------------------------------
Net asset value per share*..................           20.25           7.67            16.20            7.39
---------------------------------------------------------------------------------------------------------------

CLASS C:
Net assets..................................       3,208,526      1,851,569       14,378,030       2,839,356
Shares outstanding ($.001 par value;
  unlimited shares authorized)..............         161,906        245,708          887,106         386,057
---------------------------------------------------------------------------------------------------------------
Net asset value per share*..................           19.82           7.54            16.21            7.35
---------------------------------------------------------------------------------------------------------------

CLASS R:
Net assets..................................           8,685          8,578            9,020           8,294
Shares outstanding ($.001 par value;
  unlimited shares authorized)..............             409          1,064              491             981
---------------------------------------------------------------------------------------------------------------
Net asset value per share...................           21.25           8.06            18.39            8.46
---------------------------------------------------------------------------------------------------------------

CLASS Y:
Net assets..................................     110,137,390        293,736       22,971,145       1,035,051
Shares outstanding ($.001 par value;
  unlimited shares authorized)..............       5,205,323         32,869        1,223,134         117,413
---------------------------------------------------------------------------------------------------------------
Net asset value per share...................           21.16           8.94            18.78            8.82
---------------------------------------------------------------------------------------------------------------



     * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

           GE               GE             GE             GE            GE                           GE             GE
       GLOBAL    INTERNATIONAL          TOTAL     GOVERNMENT    SHORT-TERM            GE          FIXED          MONEY
       EQUITY           EQUITY         RETURN     SECURITIES    GOVERNMENT    TAX-EXEMPT         INCOME         MARKET
         FUND             FUND           FUND           FUND          FUND          FUND           FUND         FUND**
-------------    -------------    -----------    -----------    ----------    ----------    -----------    -----------



   30,543,692       33,160,383    105,256,217    108,777,054    47,802,336    36,259,844    103,525,099    164,511,775
    1,673,011        2,608,990      5,881,018     12,103,454     4,128,285     3,075,670      8,842,984    164,589,206
        18.26            12.71          17.90           8.99         11.58         11.79          11.71           1.00
-------------------------------------------------------------------------------------------------------------------------
        19.37            13.49          18.99           9.39         11.88         12.31          12.23             --
-------------------------------------------------------------------------------------------------------------------------


       86,234          398,680      4,772,253        449,635       636,451        86,155        375,499    895,431,683
        5,204           34,224        276,968         49,597        55,053         7,310         32,070    895,449,749
-------------------------------------------------------------------------------------------------------------------------
        16.57            11.65          17.23           9.07         11.56         11.79          11.71           1.00
-------------------------------------------------------------------------------------------------------------------------


      194,903        1,194,077     10,841,417        633,659     5,846,957       944,635        914,769             --
       11,754          102,794        653,682         69,503       505,511        80,166         78,039             --
-------------------------------------------------------------------------------------------------------------------------
        16.58            11.62          16.59           9.12         11.57         11.78          11.72             --
-------------------------------------------------------------------------------------------------------------------------


        7,492            7,542          8,603             --        10,525            --         10,240             --
          411              595            481             --           909            --            874             --
-------------------------------------------------------------------------------------------------------------------------
        18.22            12.68          17.87             --         11.58            --          11.71             --
-------------------------------------------------------------------------------------------------------------------------


   15,435,096        8,219,612      7,788,118                   61,991,129       506,701      8,545,183             --
      842,754          638,202        430,174                    5,371,019        39,758        730,372             --
-------------------------------------------------------------------------------------------------------------------------
        18.32            12.88          18.10                        11.54         12.74          11.70             --
-------------------------------------------------------------------------------------------------------------------------




                                              See Notes to Financial Statements.

                                                            GE            GE              GE             GE
                                                          U.S.    CORE VALUE         PREMIER      SMALL-CAP
  Statements of Operations                              EQUITY        EQUITY   GROWTH EQUITY         EQUITY
  For the year ended September 30, 2009                   FUND          FUND            FUND           FUND
INVESTMENT INCOME

  INCOME:
     Dividends.................................   $  5,195,660   $   824,120    $  1,680,167   $    486,800
     Interest..................................        586,783        49,348         449,612         46,530
     Interest from affliated investments.......         32,017         6,850          31,252         15,651
     Less: Foreign taxes withheld..............        (20,092)       (4,397)             --           (397)
--------------------------------------------------------------------------------------------------------------
  TOTAL INCOME.................................      5,794,368       875,921       2,161,031        548,584
--------------------------------------------------------------------------------------------------------------

  EXPENSES:
     Advisory and administration fees..........      1,098,356       177,672         893,733        336,478
     Distributors Fees (Notes 4 & 8)
     Retail Class..............................             --            --              --             --
     Institutional Class.......................             --            --              --             --
       Class A.................................        446,980        75,175         300,839         71,974
       Class B.................................         12,437         8,367          30,752         13,682
       Class C.................................         29,641        11,661         128,883         31,022
       Class R.................................             36            36              37             34
     Blue sky fees.............................         69,275        54,122          59,074         47,824
     Transfer agent fees.......................        211,085        73,022         169,506         71,922
     Trustees fees.............................         10,649         1,215           5,845          1,381
     Custody and accounting expenses...........         87,680        74,906          71,464        184,618
     Professional fees.........................         42,859        19,668          40,711         23,206
     Amortization of deferred organization
       expense.................................             --            --              --             --
     Registration and other expenses...........          9,265         8,994          20,284         25,430
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND
     REIMBURSEMENT*............................      2,018,263       504,838       1,721,128        807,571
     Less : Expenses waived or borne by the
       adviser.................................             --       (58,447)             --        (15,987)
     Less: Expenses waived or borne by the
       adviser**...............................        (12,800)       (2,469)        (12,163)        (5,043)
     Expense: recouped by the adviser..........             --            --              --             --
--------------------------------------------------------------------------------------------------------------
     Net expenses..............................      2,005,463       443,922       1,708,965        786,541
--------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS).................      3,788,905       431,999         452,066       (237,957)
==============================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  REALIZED GAIN (LOSS) ON:
     Investments...............................    (55,584,074)   (9,208,794)    (14,804,884)   (10,465,346)
     Futures...................................        484,493       377,126        (300,574)      (533,088)
     Written options...........................             --            --              --         88,866
     Foreign currency related transactions.....            329            --              --             --

  INCREASE (DECREASE) IN UNREALIZED
     APPRECIATION/(DEPRECIATION) ON:
     Investments...............................     33,637,489     4,780,255       6,608,813      3,710,979
     Futures...................................        (43,504)        1,295          73,928         54,786
     Written options...........................             --            --              --         (2,730)
     Foreign currency related transactions.....            182            --              --             --
--------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on
       investments.............................    (21,505,085)   (4,050,118)     (8,422,717)    (7,146,533)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS................................   $(17,716,180)  $(3,618,119)   $ (7,970,651)  $ (7,384,490)
==============================================================================================================



     * For more information regarding expense limits that were in effect for the Funds, please refer to Note 4 of the Notes to Financial Reports later in this report.
    ** Relates to GEAM's voluntary management fee waiver with respect to a
       Fund's investment in the GE Money Market Fund.
   *** Relates to GEAM's subsidizing of certain class specific expenses of the GE Money Market Fund -- Retail Class.


See Notes to Financial Statements.

       GE                   GE             GE               GE           GE                              GE               GE
     GLOBAL      INTERNATIONAL          TOTAL       GOVERNMENT   SHORT-TERM               GE          FIXED            MONEY
     EQUITY             EQUITY         RETURN       SECURITIES   GOVERNMENT       TAX-EXEMPT         INCOME           MARKET
      FUND                FUND           FUND             FUND         FUND             FUND           FUND             FUND




   $  1,011,549   $  1,374,698   $  1,347,949      $        --   $       --       $       --    $        --       $       --
        166,188        338,451      1,689,790        4,248,901    2,936,483        1,514,177      5,405,699        8,326,026
          9,580         12,129        173,269           23,469       49,611            8,237        168,143               --
        (58,381)      (138,292)       (71,953)              --           --               --             --               --
-------------------------------------------------------------------------------------------------------------------------------
      1,128,936      1,586,986      3,139,055        4,272,370    2,986,094        1,522,414      5,573,842        8,326,026
-------------------------------------------------------------------------------------------------------------------------------

        301,455        330,624        479,975          466,358      337,245          120,687        415,945        2,055,396

             --             --             --               --           --               --             --               --
             --             --             --               --           --               --             --               --
         66,459         78,537        233,446          286,827      110,831           84,064        264,345               --
          1,037          3,870         55,421            5,326       10,445            1,191          5,582               --
          2,296         10,368         99,252            6,977       51,333            3,732         10,004               --
             31             30             38               --           51               --             49               --
         69,538         62,166         74,966           26,988       69,089           53,185         67,257           58,429
         91,682         73,773        108,653           87,479       45,056           12,728         81,330          182,455
          1,520          1,659          4,307            4,330        4,238            1,346          4,526           28,511
         92,020        122,179        322,884           61,858       84,112           53,276        166,466           74,030
         19,712         23,293         27,728           21,547       20,583           19,272         27,172           25,188
             --             --             --               --           --               --             --
          5,733         13,120         68,546           13,372       10,250            4,664          9,939           94,609
-------------------------------------------------------------------------------------------------------------------------------
        651,483        719,619      1,475,216          981,062      743,233          354,145      1,052,615        2,518,618
           (386)       (91,498)       (73,012)              --           --          (75,953)       (25,221)          (2,731)***
         (2,530)        (3,184)       (57,837)          (7,995)     (16,531)          (2,356)       (41,195)              --
             --             --             --               --           --           22,985             --               --
-------------------------------------------------------------------------------------------------------------------------------
        648,567        624,937      1,344,367          973,067      726,702          298,821        986,199        2,515,887
-------------------------------------------------------------------------------------------------------------------------------
        480,369        962,049      1,794,688        3,299,303    2,259,392        1,223,593      4,587,643        5,810,139
-------------------------------------------------------------------------------------------------------------------------------



    (11,246,039)   (14,383,728)   (21,258,626)      (1,703,851)     775,054         (177,601)    (6,011,985)         179,004
        (55,478)        31,870        609,367        1,579,413      (35,145)              --        208,799               --
             --             --             --               --           --               --             --               --
         13,530        (23,006)       (32,741)            (240)          --               --           (240)              --


      5,465,866      9,007,619     12,987,237        1,935,333    1,800,684        2,919,832      8,172,015               --
            811        (30,907)       (13,601)          12,541       25,880               --       (144,557)              --
             --             --             --               --           --               --             --               --
          7,827         12,487          3,790               (1)          --               --             (1)              --
-------------------------------------------------------------------------------------------------------------------------------
     (5,813,483)    (5,385,665)    (7,704,574)       1,823,195    2,566,473        2,742,231      2,224,031          179,004
-------------------------------------------------------------------------------------------------------------------------------
   $ (5,333,114)  $ (4,423,616)  $ (5,909,886)     $ 5,122,498   $4,825,865       $3,965,824    $ 6,811,674       $5,989,143
-------------------------------------------------------------------------------------------------------------------------------

                                                     GE                            GE                               GE
                                                   U.S.                    CORE VALUE                          PREMIER
  Statements of Changes in                       EQUITY                        EQUITY                    GROWTH EQUITY
  Net Assets                                       FUND                          FUND                             FUND
                                 Year Ended     Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                               September 30,  September 30,  September 30,  September 30,  September 30,   September 30,
                                    2009           2008           2009           2008           2009            2008
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments income
       (loss)................   $  3,788,905  $   3,745,095   $   431,999    $    363,294   $    452,066    $   (106,787)
     Net realized gain (loss)
       on investments,
       futures and Foreign
       currency
       transactions..........    (55,099,252)     6,868,929    (8,831,668)      1,312,662    (15,105,458)     12,522,159
     Net increase (decrease)
       in unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign currency
       transactions..........     33,594,167    (89,649,110)    4,781,550     (10,710,306)     6,682,741     (51,065,268)

------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations.......    (17,716,180)   (79,035,086)   (3,618,119)     (9,034,350)    (7,970,651)    (38,649,896)
------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A...............     (2,380,878)    (2,468,147)     (430,102)       (349,894)       (68,831)             --
       Class B...............             --             --            --              --             --              --
       Class C...............         (5,269)        (5,828)       (6,820)             --             --              --
       Class R...............            (73)            --           (84)             --             --              --
       Class Y...............     (1,435,307)    (1,455,222)       (1,062)             (1)       (50,398)             --
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --
     Net realized gains
       Class A...............     (2,534,174)   (29,487,664)     (442,670)     (8,930,716)    (8,122,680)    (19,864,337)
       Class B...............        (22,296)      (441,957)      (14,373)       (467,725)      (292,942)     (1,213,763)
       Class C...............        (45,841)      (691,607)      (15,590)       (268,894)    (1,097,710)     (3,053,551)
       Class R...............            (97)            --          (104)             --           (526)             --
       Class Y...............     (1,212,981)   (13,211,585)         (877)            (20)      (614,258)       (863,629)
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --

------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS........     (7,636,916)   (47,762,010)     (911,682)    (10,017,250)   (10,247,345)    (24,995,280)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations and
  distributions..............    (25,353,096)  (126,797,096)   (4,529,801)    (19,051,600)   (18,217,996)    (63,645,176)
------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A...............     20,750,407     15,714,818     3,986,518       6,124,291     30,965,430      56,336,956
       Class B...............          7,429          2,049        13,965             300              2           6,565
       Class C...............        432,971        175,383     1,016,604          31,829      1,717,474       2,238,207
       Class R...............             --         10,000            --          10,000             --          10,000
       Class Y...............     13,191,210     13,376,098       274,951          10,000     17,634,950       1,240,790
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --
     Value of distributions
       reinvested
       Class A...............      4,789,290     31,218,707       835,601       8,942,610      7,763,121      19,278,496
       Class B...............         21,299        422,358        14,052         457,363        285,273       1,166,244
       Class C...............         48,063        622,622        20,912         264,768      1,049,377       2,857,072
       Class R...............            170             --           188              --            526              --
       Class Y...............      2,648,274     14,664,373           210              20        507,671         813,874
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --
     Proceeds from short-term
       trading fees
       Class A...............             --             --            --              --             --              35
       Class B...............             --             --            --              --             --             107
       Class C...............             --             --            --              --             --               1
       Class R...............             --             --            --              --             --              --
       Class Y...............             --             --            --              --             --               3
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --
     Cost of shares redeemed
       Class A...............    (43,195,737)   (41,524,275)   (8,093,915)    (12,198,308)   (34,846,226)    (77,448,443)
       Class B...............       (942,140)    (1,979,950)     (669,453)     (1,067,161)    (2,633,384)     (4,870,182)
       Class C...............     (1,389,075)    (1,186,873)     (292,497)       (228,961)    (5,059,185)     (9,713,727)
       Class R...............             --             --            --              --             --              --
       Class Y...............    (12,554,626)   (12,802,889)      (34,907)             --     (3,060,696)    (11,267,422)
       Retail Class..........             --             --            --              --             --              --
       Institutional Class...             --             --            --              --             --              --

------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from shares
       transactions..........    (16,192,465)    18,712,421    (2,927,771)      2,346,751     14,324,333     (19,351,424)
------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
     IN NET ASSETS...........    (41,545,561)  (108,084,675)   (7,457,572)    (16,704,849)    (3,893,663)    (82,996,600)

NET ASSETS
     Beginning of period.....    356,797,515    464,882,190    44,703,547      61,408,396    193,407,180     276,403,780
------------------------------------------------------------------------------------------------------------------------
     End of period...........   $315,251,954  $ 356,797,515   $37,245,975    $ 44,703,547   $189,513,517    $193,407,180
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET
  INVESTMENTS INCOME, (END OF
  PERIOD)....................   $  2,686,061  $   2,718,354   $   261,079    $    267,149   $    483,397    $    150,561
                                                       GE                          GE
                                                SMALL-CAP                      GLOBAL
  Statements of Changes in                         EQUITY                      EQUITY
  Net Assets                                         FUND                        FUND
                                 Year Ended     Year Ended     Year Ended     Year Ended
                               September 30,  September 30,  September 30,  September 30,
                                    2009           2008           2009           2008
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments income
       (loss)................   $   (237,957)  $   (115,803)  $    480,369   $    788,155
     Net realized gain (loss)
       on investments,
       futures and Foreign
       currency
       transactions..........    (10,909,568)     4,358,382    (11,287,987)     2,047,162
     Net increase (decrease)
       in unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign currency
       transactions..........      3,763,035    (16,966,498)     5,474,504    (22,126,861)

--------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations.......     (7,384,490)   (12,723,919)    (5,333,114)   (19,291,544)
--------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A...............             --             --       (521,383)      (192,320)
       Class B...............             --             --           (847)            --
       Class C...............             --             --         (4,183)          (131)
       Class R...............             --             --           (103)            --
       Class Y...............             --             --       (302,409)      (157,768)
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --
     Net realized gains
       Class A...............     (3,318,394)   (10,516,186)    (1,192,250)    (5,345,540)
       Class B...............       (201,617)    (1,454,001)        (7,342)       (52,733)
       Class C...............       (403,002)    (1,455,178)       (17,939)       (60,378)
       Class R...............           (744)            --           (273)            --
       Class Y...............       (299,367)    (1,445,556)      (577,044)    (2,731,265)
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --

--------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS........     (4,223,124)   (14,870,921)    (2,623,773)    (8,540,135)
--------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations and
  distributions..............    (11,607,614)   (27,594,840)    (7,956,887)   (27,831,679)
--------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A...............      4,680,103      7,419,629      1,733,594      5,618,031
       Class B...............              2          6,419         10,647            500
       Class C...............        197,640        485,548         35,995        262,313
       Class R...............             --         10,000             --         10,000
       Class Y...............        651,048        922,082      1,358,911      3,067,750
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --
     Value of distributions
       reinvested
       Class A...............      3,222,193     10,175,485      1,604,404      5,249,160
       Class B...............        197,332      1,416,184          8,189         51,935
       Class C...............        389,417      1,413,257         19,342         60,509
       Class R...............            744             --            376             --
       Class Y...............        299,367      1,445,553        875,388      2,889,030
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --
     Proceeds from short-term
       trading fees
       Class A...............             35             --             --             --
       Class B...............              2             --             --             --
       Class C...............              4             --             --             --
       Class R...............             --             --             --             --
       Class Y...............              3             --             --             --
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --
     Cost of shares redeemed
       Class A...............     (8,979,942)   (13,799,744)    (4,139,654)    (6,109,435)
       Class B...............     (1,267,882)    (3,670,575)       (96,061)      (144,708)
       Class C...............     (1,440,505)    (1,845,016)      (235,919)       (74,889)
       Class R...............             --             --             --             --
       Class Y...............     (2,676,935)    (4,375,028)    (2,568,804)    (3,949,240)
       Retail Class..........             --             --             --             --
       Institutional Class...             --             --             --             --

--------------------------------------------------------------------------------------------
     Net increase (decrease)
       from shares
       transactions..........     (4,727,374)      (396,206)    (1,393,592)     6,930,956
--------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
     IN NET ASSETS...........    (16,334,988)   (27,991,046)    (9,350,479)   (20,900,723)

NET ASSETS
     Beginning of period.....     53,728,809     81,719,855     55,617,895     76,518,618
--------------------------------------------------------------------------------------------
     End of period...........   $ 37,393,821   $ 53,728,809   $ 46,267,416   $ 55,617,895
============================================================================================
UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET
  INVESTMENTS INCOME, (END OF
  PERIOD)....................   $         --   $      4,885   $    502,160   $    837,186




See Notes to Financial Statements.


                                     GE                                GE                                GE               GE
                          INTERNATIONAL                             TOTAL                        GOVERNMENT       SHORT-TERM
                                 EQUITY                            RETURN                        SECURITIES       GOVERNMENT
                                   FUND                              FUND                              FUND             FUND
          Year Ended         Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
         September 30,     September 30,    September 30,    September 30,    September 30,    September 30,    September 30,
             2009               2008             2009             2008             2009             2008             2009
------------------------------------------------------------------------------------------------------------------------------


         $    962,049       $  1,439,084     $  1,794,688     $  2,615,485     $  3,299,303     $  4,239,600     $  2,259,392


          (14,374,864)         6,582,105      (20,682,000)       7,320,140         (124,678)       4,720,332          739,909


            8,989,199        (29,718,785)      12,977,426      (39,713,336)       1,947,873       (1,338,216)       1,826,564

------------------------------------------------------------------------------------------------------------------------------
           (4,423,616)       (21,697,596)      (5,909,886)     (29,777,711)       5,122,498        7,621,716        4,825,865
------------------------------------------------------------------------------------------------------------------------------


           (1,107,156)          (521,319)      (2,194,034)      (2,338,076)      (3,273,269)      (4,208,093)        (863,012)
               (8,931)            (1,102)         (70,116)        (109,989)         (11,358)         (22,248)         (19,093)
              (27,976)            (3,970)        (160,017)        (168,905)         (14,453)         (11,327)         (56,117)
                 (178)                --             (154)              --               --               --             (178)
             (233,020)          (111,079)        (151,580)        (104,868)              --               --       (1,348,725)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

           (5,219,970)        (5,581,952)      (5,859,806)     (12,164,635)              --               --               --
              (74,187)          (136,327)        (394,414)      (1,144,862)              --               --               --
             (175,247)          (135,332)        (692,554)      (1,368,616)              --               --               --
                 (902)                --             (462)              --               --               --               --
             (978,770)          (947,803)        (355,151)        (473,604)              --               --               --
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------
           (7,826,337)        (7,438,884)      (9,878,288)     (17,873,555)      (3,299,080)      (4,241,668)      (2,287,125)
------------------------------------------------------------------------------------------------------------------------------

          (12,249,953)       (29,136,480)     (15,788,174)     (47,651,226)       1,823,418        3,380,048        2,538,740
------------------------------------------------------------------------------------------------------------------------------


            8,863,733         24,427,339       12,419,201       15,933,141        6,521,674        2,964,685       14,230,839
               55,217             35,838           34,136           94,627           34,018               --          112,346
              179,025          1,016,581        2,582,452        4,436,699          571,813          275,915        4,635,407
                    1             10,000               --           10,000               --               --               --
            4,847,905          3,470,046        3,297,556        2,302,872               --               --        8,101,252
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

            6,040,642          5,972,176        7,496,713       13,441,108        2,494,843        3,212,204          807,821
               77,830            131,139          452,681        1,218,678            7,315           19,435           18,057
              199,186            139,270          764,132        1,480,572            7,947           10,178           37,445
                1,080                 --              616               --               --               --              174
            1,203,587          1,058,881          491,411          578,472               --               --        1,270,933
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

                   --                224               --               --              430               --              185
                   --                  3               --               --                2               --                7
                   --                  7               --               --               --               --               18
                   --                 --               --               --               --               --               --
                   --                 38               --               --                3               --              257
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

          (18,569,656)       (15,237,764)     (18,327,360)     (22,572,443)     (16,387,528)     (14,816,523)      (9,291,086)
             (215,218)          (529,102)      (2,819,342)      (3,797,858)        (192,462)        (351,297)      (1,273,956)
             (325,264)          (293,541)      (4,419,016)      (2,398,776)        (362,751)        (183,003)      (2,259,785)
                   --                 --               --               --               --               --               --
           (6,370,659)        (1,839,699)      (1,276,812)      (1,354,991)              --               --       (5,878,120)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------
           (4,012,591)        18,361,436          696,368        9,372,101       (7,304,696)      (8,868,406)      10,511,794
------------------------------------------------------------------------------------------------------------------------------
          (16,262,544)       (10,775,044)     (15,091,806)     (38,279,165)      (5,481,278)      (5,488,358)      13,050,534


           59,242,838         70,017,882      143,758,414      182,037,579      115,341,625      120,829,983      103,236,863
------------------------------------------------------------------------------------------------------------------------------
         $ 42,980,294       $ 59,242,838     $128,666,608     $143,758,414     $109,860,347     $115,341,625     $116,287,397
==============================================================================================================================

         $    894,946       $  1,333,164     $  1,312,013     $  2,126,659     $    (41,385)    $    (41,368)    $     85,080
                 GE                                                               GE                                      GE
         SHORT-TERM                                GE                          FIXED                                   MONEY
         GOVERNMENT                        TAX-EXEMPT                         INCOME                                  MARKET
               FUND                              FUND                           FUND                                    FUND
         Year Ended       Year Ended       Year Ended       Year Ended       Year Ended        Year Ended          Year Ended
       September 30,    September 30,    September 30,    September 30,    September 30,      September 30,       September 30,
            2008             2009             2008             2009             2008              2009                2008
---------------------------------------------------------------------------------------------------------------------------------


        $  3,664,545     $ 1,223,593      $ 1,188,958      $  4,587,643     $  5,837,182     $     5,810,139     $    14,583,617


           1,303,877        (177,601)        (174,960)       (5,803,426)         889,017             179,004            (174,312)


          (1,107,056)      2,919,832       (1,331,688)        8,027,457       (5,635,846)                 --                  --

---------------------------------------------------------------------------------------------------------------------------------
           3,861,366       3,965,824         (317,690)        6,811,674        1,090,353           5,989,143          14,409,305
---------------------------------------------------------------------------------------------------------------------------------


          (1,389,679)     (1,204,416)      (1,171,268)       (4,121,427)      (5,077,403)                 --                  --
             (72,693)         (3,396)          (9,967)          (17,877)         (39,510)                 --                  --
             (81,094)        (10,239)          (6,275)          (31,173)         (36,973)                 --                  --
                (205)             --               --              (352)            (242)                 --                  --
          (2,113,890)         (5,543)          (1,448)         (446,896)        (669,663)                 --                  --
                  --              --               --                --               --          (1,273,633)         (6,531,679)
                  --              --               --                --               --          (4,566,829)         (8,051,938)

                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --

---------------------------------------------------------------------------------------------------------------------------------
          (3,657,561)     (1,223,594)      (1,188,958)       (4,617,725)      (5,823,791)         (5,840,462)        (14,583,617)
---------------------------------------------------------------------------------------------------------------------------------

             203,805       2,742,230       (1,506,648)        2,193,949       (4,733,438)            148,681            (174,312)
---------------------------------------------------------------------------------------------------------------------------------


           7,847,189       4,378,693        6,588,658         7,784,821       12,375,108                  --                  --
              61,135              --               --            32,479           15,104                  --                  --
           1,221,733         765,620           33,657           562,147          156,807                  --                  --
              10,000              --               --                --           10,000                  --                  --
             594,827         453,816               --         2,366,692        3,254,099                  --                  --
                  --              --               --                --               --          43,686,435          96,040,825
                  --              --               --                --               --       4,296,642,539       4,159,818,386

           1,322,828         962,793          940,937         3,609,725        4,508,705                  --                  --
              69,384           2,677            6,989            13,967           34,551                  --                  --
              75,665           3,659            3,838            27,223           32,165                  --                  --
                 205              --               --               347              242                  --                  --
           2,113,718           1,441            1,448           435,229          669,582                  --                  --
                  --              --               --                --               --           1,208,865           6,130,237
                  --              --               --                --               --           4,489,334           8,048,785

                 106              --               --                --               --                  --                  --
                  28              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --
                  --              --               --                --               --                  --                  --

          (6,908,042)     (2,736,098)      (4,500,859)      (25,886,964)     (18,239,132)                 --                  --
          (1,611,045)        (83,572)        (327,306)         (476,830)        (695,950)                 --                  --
          (1,035,002)        (65,255)         (48,527)         (622,361)        (340,241)                 --                  --
                  --              --               --                --               --                  --                  --
            (136,797)         (2,010)              --        (7,281,137)      (4,712,016)                 --                  --
                  --              --               --                --               --         (84,015,799)       (163,971,070)
                  --              --               --                --               --      (4,088,639,418)     (3,484,909,780)

---------------------------------------------------------------------------------------------------------------------------------
           3,625,932       3,681,764        2,698,835       (19,434,662)      (2,930,976)        173,371,956         621,157,383
---------------------------------------------------------------------------------------------------------------------------------
           3,829,737       6,423,994        1,192,187       (17,240,713)      (7,664,414)        173,520,637         620,983,071


          99,407,126      31,373,341       30,181,154       130,611,502      138,275,916         886,422,821         265,439,750
---------------------------------------------------------------------------------------------------------------------------------
        $103,236,863     $37,797,335      $31,373,341      $113,370,789     $130,611,502     $ 1,059,943,458     $   886,422,821
=================================================================================================================================

        $    112,813     $    50,586      $    50,587      $    808,772     $    839,094     $        (2,842)    $           120

                                                         GE                            GE                               GE
  Statements of Changes                                U.S.                    CORE VALUE                          PREMIER
  in Net Assets (continued)                          EQUITY                        EQUITY                    GROWTH EQUITY
  Changes in Fund Shares                               FUND                          FUND                             FUND

                                     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                   September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                                        2009           2008           2009           2008           2009           2008
---------------------------------------------------------------------------------------------------------------------------
CLASS A:
Shares sold......................     1,209,570        610,558        583,234        595,818      2,061,947      2,338,638
Issued for distribution
  reinvested.....................       298,770      1,162,708        130,359        865,693        588,115        816,036
Shares redeemed..................    (2,477,585)    (1,553,626)    (1,193,608)    (1,150,319)    (2,318,922)    (3,313,652)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................      (969,245)       219,640       (480,015)       311,192        331,140       (158,978)
---------------------------------------------------------------------------------------------------------------------------

CLASS B:
Shares sold......................           449             80          1,714             25             --            274
Issued for distribution
  reinvested.....................         1,388         16,525          2,296         46,669         24,466         54,934
Shares redeemed..................       (56,267)       (79,853)      (102,927)      (108,986)      (200,163)      (234,308)

---------------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares....       (54,430)       (63,248)       (98,917)       (62,292)      (175,697)      (179,100)
---------------------------------------------------------------------------------------------------------------------------

CLASS C:
Shares sold......................        26,197          7,363        155,224          3,410        125,021        104,090
Issued for distribution
  reinvested.....................         3,200         24,845          3,474         27,296         89,998        134,517
Shares redeemed..................       (88,208)       (49,113)       (45,696)       (24,644)      (381,920)      (457,423)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................       (58,811)       (16,905)       113,002          6,062       (166,901)      (218,816)
---------------------------------------------------------------------------------------------------------------------------

CLASS R:
Shares sold......................            --            398             --          1,035             --            451
Issued for distribution
  reinvested.....................            11             --             29             --             40             --
Shares redeemed..................            --             --             --             --             --             --

---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares......            11            398             29          1,035             40            451
---------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold......................       761,557        509,986         36,359            939      1,129,676         52,104
Issued for distribution
  reinvested.....................       166,453        549,433             30              2         37,858         33,841
Shares redeemed..................      (717,865)      (485,604)        (4,470)            --       (204,660)      (435,900)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................       210,145        573,815         31,919            941        962,874       (349,955)
---------------------------------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold......................            --             --             --             --             --             --
Issued for distribution
  reinvested.....................            --             --             --             --             --             --
Shares redeemed..................            --             --             --             --             --             --

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................            --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:                         --
Shares sold......................            --             --             --             --             --             --
Issued for distribution
  reinvested.....................            --             --             --             --             --             --
Shares redeemed..................            --             --                            --             --             --

---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares......            --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
                                                           GE                             GE
  Statements of Changes                             SMALL-CAP                         GLOBAL
  in Net Assets (continued)                            EQUITY                         EQUITY
  Changes in Fund Shares                                 FUND                           FUND
                                     Year Ended     Year Ended     Year Ended     Year Ended
                                   September 30,  September 30,  September 30,  September 30,
                                        2009           2008           2009           2008
--------------------------------------------------------------------------------------------------
CLASS A:
Shares sold......................       655,758        608,213       111,853        202,993
Issued for distribution
  reinvested.....................       505,839        814,056       111,961        189,706
Shares redeemed..................    (1,278,941)    (1,111,015)     (271,292)      (232,357)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................      (117,344)       311,254       (47,478)       160,342
--------------------------------------------------------------------------------------------------

CLASS B:
Shares sold......................            --            523           632             21
Issued for distribution
  reinvested.....................        35,364        126,220           626          2,060
Shares redeemed..................      (201,544)      (338,724)       (7,570)        (6,065)

--------------------------------------------------------------------------------------------------
Net (decrease) in fund shares....      (166,180)      (211,981)       (6,312)        (3,984)
--------------------------------------------------------------------------------------------------

CLASS C:
Shares sold......................        31,761         42,460         2,425         10,052
Issued for distribution
  reinvested.....................        70,165        126,745         1,477          2,384
Shares redeemed..................      (219,388)      (168,829)      (17,409)        (2,913)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................      (117,462)           376       (13,507)         9,523
--------------------------------------------------------------------------------------------------

CLASS R:
Shares sold......................            --            864            --            385
Issued for distribution
  reinvested.....................           117             --            26             --
Shares redeemed..................            --             --            --             --

--------------------------------------------------------------------------------------------------
Net increase in fund shares......           117            864            26            385
--------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold......................        92,404         69,369        88,333        111,680
Issued for distribution
  reinvested.....................        45,427        112,407        61,003        104,072
Shares redeemed..................      (354,287)      (336,131)     (165,649)      (149,226)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................      (216,456)      (154,355)      (16,313)        66,526
--------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold......................            --             --            --             --
Issued for distribution
  reinvested.....................            --             --            --             --
Shares redeemed..................            --             --            --             --

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares.........................            --             --            --             --
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares sold......................            --             --            --             --
Issued for distribution
  reinvested.....................            --             --            --             --
Shares redeemed..................                           --            --             --

--------------------------------------------------------------------------------------------------
Net increase in fund shares......            --             --            --             --
--------------------------------------------------------------------------------------------------





See Notes to Financial Statements.


                                GE                            GE                              GE                              GE
                     INTERNATIONAL                         TOTAL                      GOVERNMENT                      SHORT-TERM
                            EQUITY                        RETURN                      SECURITIES                      GOVERNMENT
                              FUND                          FUND                            FUND                            FUND
                                                        Year Ended
         Year Ended      Year Ended      Year Ended     September      Year Ended      Year Ended     Year Ended      Year Ended
       September 30,   September 30,   September 30,       30,       September 30,   September 30,  September 30,   September 30,
            2009            2008            2009           2008           2009            2008           2009            2008
----------------------------------------------------------------------------------------------------------------------------------

            852,613      1,170,983          770,882       684,277         719,169         332,532     1,241,768         691,247
            613,886        273,702          504,150       564,990         276,093         362,470        70,647         116,586
         (1,836,645)      (739,607)      (1,162,434)     (954,140)     (1,813,921)     (1,676,453)     (811,309)       (609,568)

----------------------------------------------------------------------------------------------------------------------------------
           (370,146)       705,078          112,598       295,127        (818,659)       (981,451)      501,106         198,265
----------------------------------------------------------------------------------------------------------------------------------


              4,742          1,811            2,210         4,348           3,725              --         9,911           5,382
              8,581          6,467           31,436        53,055             803           2,174         1,587           6,123
            (22,628)       (26,972)        (181,487)     (169,913)        (21,028)        (39,265)     (111,395)       (142,222)

----------------------------------------------------------------------------------------------------------------------------------
             (9,305)       (18,694)        (147,841)     (112,510)        (16,500)        (37,091)      (99,897)       (130,717)
----------------------------------------------------------------------------------------------------------------------------------


             17,810         52,287          170,808       201,421          62,469          30,862       405,493         108,143
             22,034          6,837           55,132        66,513             867           1,130         3,284           6,676
            (34,271)       (15,621)        (301,302)     (109,237)        (39,441)        (20,172)     (196,338)        (91,352)

----------------------------------------------------------------------------------------------------------------------------------
              5,573         43,503          (75,362)      158,697          23,895          11,820       212,439          23,467
----------------------------------------------------------------------------------------------------------------------------------


                 --            485               --           440              --              --            --             876
                110             --               41            --              --              --            15              18
                 --             --               --            --              --              --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                110            485               41           440              --              --            15             894
----------------------------------------------------------------------------------------------------------------------------------


            531,022        162,191          204,690        99,172              --              --       712,582          52,548
            120,964         48,000           32,717        24,083              --              --       111,471         186,900
           (554,613)       (78,127)         (80,470)      (57,598)             --              --      (519,254)        (12,069)

----------------------------------------------------------------------------------------------------------------------------------
             97,373        132,064          156,937        65,657              --              --       304,799         227,379
----------------------------------------------------------------------------------------------------------------------------------


                 --             --               --            --              --              --            --              --
                 --             --               --            --              --              --            --              --
                 --             --               --            --              --              --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --             --               --            --              --              --            --              --
----------------------------------------------------------------------------------------------------------------------------------


                 --             --               --            --              --              --            --              --
                 --             --               --            --              --              --            --              --
                 --             --               --            --              --              --            --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --             --               --            --              --              --            --              --
----------------------------------------------------------------------------------------------------------------------------------
                                                                GE                                GE
                                GE                           FIXED                             MONEY
                        TAX-EXEMPT                          INCOME                            MARKET
                              FUND                            FUND                              FUND
         Year Ended      Year Ended      Year Ended       Year Ended       Year Ended       Year Ended
       September 30,   September 30,   September 30,    September 30,    September 30,    September 30,
            2009            2008            2009             2008             2009             2008
--------------------------------------------------------------------------------------------------------
           389,352         576,606          692,504        1,035,448                 --               --
            85,316          83,073          320,294          379,196                 --               --
          (240,787)       (396,504)      (2,304,056)      (1,536,209)                --               --

--------------------------------------------------------------------------------------------------------
           233,881         263,175       (1,291,258)        (121,565)                --               --
--------------------------------------------------------------------------------------------------------


                --              --            2,925            1,257                 --               --
               238             615            1,245            2,898                 --               --
            (7,418)        (28,553)         (42,303)         (58,211)                --               --

--------------------------------------------------------------------------------------------------------
            (7,180)        (27,938)         (38,133)         (54,056)                --               --
--------------------------------------------------------------------------------------------------------


            66,533           2,992           50,135           13,122                 --               --
               323             339            2,412            2,699                 --               --
            (5,760)         (4,253)         (54,962)         (28,780)                --               --

--------------------------------------------------------------------------------------------------------
            61,096            (922)          (2,415)         (12,959)                --               --
--------------------------------------------------------------------------------------------------------


                --              --               --              824                 --               --
                --              --               30               21                 --               --
                --              --               --               --                 --               --

--------------------------------------------------------------------------------------------------------
                --              --               30              845                 --               --
--------------------------------------------------------------------------------------------------------


            36,782              --          211,622          274,117                 --               --
               118             119           38,728           56,340                 --               --
              (160)             --         (652,283)        (398,933)                --               --

--------------------------------------------------------------------------------------------------------
            36,740             119         (401,933)         (68,476)                --               --
--------------------------------------------------------------------------------------------------------


                --              --               --               --         43,686,407       96,036,796
                --              --               --               --          1,208,865        6,130,237
                --              --               --               --        (84,015,799)    (163,971,069)

--------------------------------------------------------------------------------------------------------
                --              --               --               --        (39,120,527)     (61,804,036)
--------------------------------------------------------------------------------------------------------


                --              --               --               --      4,296,642,443    4,159,818,386
                --              --               --               --          4,489,334        8,048,785
                --              --               --               --     (4,088,639,418)  (3,484,909,780)

--------------------------------------------------------------------------------------------------------
                --              --               --               --        212,492,359      682,957,391
--------------------------------------------------------------------------------------------------------

                                                              September 30, 2009

Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises sixteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):




5.75%                             4.25%                              2.50%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund      GE Short-Term Government Fund

GE Core Value Equity Fund         GE Tax-Exempt Fund

GE Premier Growth Equity Fund     GE Fixed Income Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund



There is no front-end sales charge imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the GE Funds' prospectus. Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

                                                              September 30, 2009

Notes to Financial Statements

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:




4.00%                             3.00%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund

GE Core Value Equity Fund         GE Short-Term Government Fund

GE Premier Growth Equity Fund     GE Tax-Exempt Fund

GE Small-Cap Equity Fund          GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund



The contingent deferred sales charge for redemptions of Class B shares for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on redemptions of Class C shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class shares of the GE Money Market Fund or Class R and Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING CHANGES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles
(GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates (ASU).

Subsequent events after the balance sheet date through the date that the financial statements were issued, November 24, 2009, have been evaluated in the preparation of the Financial Statement.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activities and other relevant information, including market interest rate curves, referenced credit spreads and estimated prepayment rates, where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

                                                              September 30, 2009

Notes to Financial Statements

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund's respective share classes based upon the relative net assets of each class share.

FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements (ASC 820). ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Broadly, ASC 820 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820 establishes market or observable inputs as the preferred source of values, followed by assumptions based upon hypothetical transactions in the absence of market inputs.

The valuation techniques required by ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions based on the best information available in the circumstances. These two types of inputs create the following fair value hierarchy:

Level 1 -- Quoted prices for identical investments in active markets.

Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable.

Level 3 -- Significant inputs to the valuation model are unobservable.

                                                              September 30, 2009

Notes to Financial Statements

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The following tables present the Funds' investments measured at fair value on a recurring basis at September 30, 2009:

GE U.S. EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $315,993,802     $553,674        $  --       $316,547,476
Other Financial Instruments          $       (345)    $     --          $--       $       (345)


GE CORE VALUE EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $37,525,272      $10,909         $  --       $37,536,181
Other Financial Instruments          $     1,295      $    --           $--       $     1,295


GE PREMIER GROWTH EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $189,814,371     $11,624         $  --       $189,825,995
Other Financial Instruments          $      1,632     $    --           $--       $      1,632


GE SMALL-CAP EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $38,239,168       $7,866         $  --       $38,247,034
Other Financial Instruments          $    (5,500)      $   --           $--       $    (5,500)


GE GLOBAL EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $46,402,550      $24,665         $  --       $46,427,215
Other Financial Instruments          $       811      $    --           $--       $       811


GE INTERNATIONAL EQUITY FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $42,750,568      $14,940         $  --       $42,765,508
Other Financial Instruments          $    (5,508)     $    --           $--       $    (5,508)


GE TOTAL RETURN FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $99,099,149    $29,896,858      $197,820     $129,193,827
Other Financial Instruments          $   (13,967)   $        --      $     --     $    (13,967)

                                                              September 30, 2009

Notes to Financial Statements

Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                         $ 710,279         $  --
  Accrued discounts/premiums                                  12,888            --
  Realized gain (loss)                                      (134,375)           --
  Change in unrealized appreciation (depreciation)          (106,376)           --
  Net purchases (sales)                                      (96,741)           --
  Net transfers in and out of Level 3                       (187,855)           --
                                                         -----------------------------
Balance at 9/30/09                                         $ 197,820           $--
Change in unrealized loss relating to securities still
  held at 9/30/09                                          $(115,613)


Transfers in and out of Level 3 are considered to occur at the beginning of the period.

GE GOVERNMENT SECURITIES FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $19,900,719    $89,805,761       $  --       $109,706,480
Other Financial Instruments          $    29,171    $        --         $--       $     29,171


GE SHORT-TERM GOVERNMENT FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities             $7,741,801    $110,309,049     $201,702     $118,252,552
Other Financial Instruments           $   25,880    $         --     $     --     $     25,880


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                          $ 50,523         $  --
  Accrued discounts/premiums                                  15,478            --
  Realized gain (loss)                                       (18,967)           --
  Change in unrealized appreciation (depreciation)           (95,314)           --
  Net purchases (sales)                                      249,982            --
                                                         -----------------------------
Balance at 9/30/09                                          $201,702           $--
Change in unrealized loss relating to securities still
  held at 9/30/09                                           $(95,314)


Transfers in and out of Level 3 are considered to occur at the beginning of the period.

GE TAX-EXEMPT FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities              $278,456     $37,273,183       $  --       $37,551,639
Other Financial Instruments            $     --     $        --         $--       $        --

                                                              September 30, 2009

Notes to Financial Statements

GE FIXED INCOME FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
Investments in Securities            $14,673,379    $101,292,104     $893,019     $116,858,502
Other Financial Instruments          $  (146,516)   $         --     $     --     $   (146,516)


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value.

                                                                             Other
                                                          Investments      financial
                                                         in securities    instruments
--------------------------------------------------------------------------------------
Balance at 9/30/08                                         $2,850,143        $  --
  Accrued discounts/premiums                                   67,544           --
  Realized gain (loss)                                       (679,099)          --
  Change in unrealized appreciation (depreciation)           (333,029)          --
  Net purchases (sales)                                      (369,414)          --
  Net transfers in and out of Level 3                        (643,126)          --
                                                         -----------------------------
Balance at 9/30/09                                         $  893,019          $--
Change in unrealized loss relating to securities still
  held at 9/30/09                                          $ (477,552)


Transfers in and out of Level 3 are considered to occur at the beginning of the period.

GE MONEY MARKET FUND

                                       Level 1        Level 2        Level 3         Total
----------------------------------------------------------------------------------------------
                                                   $1,043,821,6-                 $1,043,821,6-
Investments in Securities               $  --                 21      $  --                 21
Other Financial Instruments               $--      $          --        $--      $          --


REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. For the period ended September 30, 2009, the Funds did not participate

                                                              September 30, 2009

Notes to Financial Statements


in the securities lending program and no fees were paid to GEAM during the period.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

                                                              September 30, 2009

Notes to Financial Statements

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized

                                                              September 30, 2009

Notes to Financial Statements


gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The funds are subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax position should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "'more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2009 information on the tax cost of investments and distributable earnings on a tax basis is as follows:

                                                                                      Apprec/(Deprec)
                                                                           Net Tax    on Derivatives,   Undistributed
                                  Cost of       Gross Tax    Gross Tax     Apprec/        Currency         Income/
                                Investments    Unrealized    Unrealized  (Deprec) on     and other         (Accum
                             for Tax Purposes    Apprec.      Deprec.    Investments     Net Assets    Ordinary Loss)
---------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund              318,719,375   27,972,766   (30,144,665)  (2,171,899)          58         2,686,061
GE Core-Value Equity Fund         37,950,652    3,300,350    (3,714,821)    (414,471)          --           261,079
GE Premier Growth Equity
  Fund                           199,519,794   12,404,146   (22,097,945)  (9,693,799)          --           483,397
GE Small-Cap Equity Fund          38,819,843    4,115,678    (4,688,487)    (572,809)      (2,730)               --
GE Global Equity Fund             45,312,200    5,697,882    (4,582,867)   1,115,015        3,419           502,160
GE International Equity
  Fund                            45,612,759    4,036,997    (6,884,248)  (2,847,251)        (143)          902,328
GE Total Return Fund             131,870,662    9,115,151   (11,744,086)  (2,628,935)       4,493         1,328,072
GE Government Securities
  Fund                           108,727,400    2,197,100    (1,218,020)     979,080       11,302           (41,145)
GE Short-Term Government
  Fund                           117,982,596    1,076,692      (806,736)     269,956           --            85,080
GE Tax-Exempt Fund                35,491,047    2,459,805      (399,213)   2,060,592           --            50,586
GE Fixed Income Fund             117,355,812    4,143,482    (4,640,792)    (497,310)      11,314           809,012
GE Money Market Fund           1,043,821,621           --            --           --           --            (2,842)
                                                Post
                                              October
                             Undistributed     Losses
                               CG/(Accum.   (see Detail
                             Capital Loss)     Below)
-------------------------------------------------------
GE U.S. Equity Fund            (5,061,505)  (45,218,182)
GE Core-Value Equity Fund      (1,258,562)   (6,169,745)
GE Premier Growth Equity
  Fund                         (4,473,747)   (7,727,780)
GE Small-Cap Equity Fund       (2,288,244)   (8,318,919)
GE Global Equity Fund          (2,207,588)   (9,047,100)
GE International Equity
  Fund                         (1,321,379)   (9,916,358)
GE Total Return Fund           (2,200,580)  (15,871,047)
GE Government Securities
  Fund                            271,190    (1,955,354)
GE Short-Term Government
  Fund                           (170,353)   (1,325,442)
GE Tax-Exempt Fund               (687,432)      (63,050)
GE Fixed Income Fund           (3,990,201)   (5,471,482)
GE Money Market Fund                   --            --


As of September 30, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2009, there was $115,020 capital loss carryover expirations for the GE Tax-Exempt Fund. During the year

                                                              September 30, 2009

Notes to Financial Statements

ended September 30, 2009, GE Government Securities Fund, GE Short-Term Government Fund and the GE Money Market Fund utilized capital loss carryovers in the amounts of $2,107,598, $2,093,313 and $120 respectively.

                                                               Amount              Expires
------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                          $5,061,505           09/30/17
GE Core-Value Equity Fund                                     1,258,562           09/30/17
GE Premier Growth Equity Fund                                 4,473,747           09/30/17
GE Small-Cap Equity Fund                                      2,288,244           09/30/17
GE Global Equity Fund                                         2,207,588           09/30/17
GE International Equity Fund                                  1,321,379           09/30/17
GE Total ReturnFund                                           2,200,580           09/30/17
GE Short-Term Government Fund                                   170,353           09/30/15
GE Tax -Exempt Fund                                               5,270           09/30/11
GE Tax -Exempt Fund                                              14,537           09/30/12
GE Tax -Exempt Fund                                              47,679           09/30/14
GE Tax -Exempt Fund                                              38,829           09/30/15
GE Tax -Exempt Fund                                             289,216           09/30/16
GE Tax -Exempt Fund                                             291,901           09/30/17
GE Fixed Income Fund                                          2,454,522           09/30/15
GE Fixed Income Fund                                          1,535,679           09/30/17


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2008 as follows:

Fund                                                          Capital             Currency
------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                         $45,218,182            $    --
GE Core Value Equity Fund                                     6,169,745                 --
GE Premier Growth Equity Fund                                 7,727,780                 --
GE Small-Cap Equity Fund                                      8,318,919                 --
GE Global Equity Fund                                         9,047,100                 --
GE International Equity Fund                                  9,908,976              7,382
GE Total Return Fund                                         15,849,165             21,882
GE Government Securities Fund                                 1,955,114                240
GE Short-Term Government Fund                                 1,325,442                 --
GE Tax-Exempt Fund                                               63,050                 --
GE Fixed Income Fund                                          5,471,242                240
GE Money Market Fund                                                 --                 --

                                                              September 30, 2009

Notes to Financial Statements

The tax composition of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

                                    Year ended September 30, 2009              Year ended September 30, 2008
                               ---------------------------------------   ----------------------------------------
                                 Exempt      Ordinary      Long-Term       Exempt       Ordinary      Long-Term
                                Interest      Income     Capital Gains    Interest       Income     Capital Gains
-----------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund            $       --   $3,821,527     $3,815,389    $       --   $ 7,637,700    $40,124,310
GE Core-Value Equity Fund              --      443,258        468,424            --     1,455,388      8,561,862
GE Premier Growth Equity Fund          --      370,828      9,876,517            --     1,144,716     23,850,564
GE Small-Cap Equity Fund               --       87,873      4,135,251            --     1,904,931     12,965,990
GE Global Equity Fund                  --      828,925      1,794,848            --       517,395      8,022,740
GE International Equity Fund           --    1,377,261      6,449,076            --       735,051      6,703,833
GE Total Return Fund                   --    2,575,252      7,303,036            --     3,866,099     14,007,456
GE Government Securities Fund          --    3,299,080             --            --     4,241,668             --
GE Short-Term Government Fund          --    2,287,125             --            --     3,657,561             --
GE Tax-Exempt Fund              1,204,775       18,819             --     1,138,472        50,486             --
GE Fixed Income Fund                   --    4,617,725             --            --     5,823,791             --
GE Money Market Fund                   --    5,840,462             --            --    14,583,617             --


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

                                                              September 30, 2009

Notes to Financial Statements

The reclassifications for the year ended September 30, 2009 were as follows:

                                    Undistributed Net   Accumulated Net
                                    Investment Income    Realized Loss    Unrealized gain   Paid In Capital
-----------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                          329               (329)               --                 --
GE Core-Value Equity Fund                     (1)                 1                --                 --
GE Premier Growth Equity Fund                 (1)                 1                --                 --
GE Small-Cap Equity Fund                 233,072                113           (15,960)          (217,225)
GE Global Equity Fund                     13,530            (13,530)               --                 --
GE International Equity Fund             (23,006)            23,006                --                 --
GE Total Return Fund                     (33,433)            33,433                --                 --
GE Government Securities Fund               (240)               240                --                 --
GE Short-Term Government Fund                 --                 --                --                 --
GE Tax-Exempt Fund                            --            115,020                --           (115,020)
GE Fixed Income Fund                        (240)               240                --                 --
GE Money Market Fund                      27,361             (4,572)               --            (22,789)


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital. The redemption fee has currently been suspended. It may be reinstated at any time without prior notice.

DERIVATIVES DISCLOSURE

The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

                                                              September 30, 2009

Notes to Financial Statements

Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure.

Derivatives not              Asset Derivatives September 30, 2009                  Liability Derivatives September 30, 2009
accounted           ------------------------------------------------------  ------------------------------------------------------
for as hedging           Location in the       Notional Value/                   Location in the       Notional Value/
instruments               Statements of       No. of Contracts                    Statements of       No. of Contracts
under FASB ASC 815   Assets and Liabilities     Long/(Short)    Fair Value   Assets and Liabilities     Long/(Short)    Fair Value
--------------------------------------------------------------------------  ------------------------------------------------------
GE U.S. EQUITY
  FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts                                                            Payables and Net                   1             (345)
                                                                            Assets -- Unrealized
                                                                            Appreciation/
                                                                            (Depreciation) on
                                                                            Futures
GE CORE VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts    Receivables and Net                6           1,295*
                    Assets --  Unrealized
                    Appreciation/
                    (Depreciation)  on
                    Futures
GE PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts                                                            Payables and Net                   5            1,632
                                                                            Assets --  Unrealized
                                                                            Appreciation/
                                                                            (Depreciation)  on
                                                                            Futures
GE SMALL-CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts                                                            Payables and Net                  10           (5,500)
                                                                            Assets --  Unrealized
                                                                            Appreciation/
                                                                            (Depreciation)  on
                                                                            written options
GE GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts    Receivables, Net                   3           1,065*   Payables and Net                   2             (254)
                    Assets --  Unrealized                                   Assets --  Unrealized
                    Appreciation/                                           Appreciation/
                    (Depreciation) on                                       (Depreciation)  on
                    Futures                                                 Futures
GE INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts                                                            Payables and Net                  11           (5,508)
                                                                            Assets --  Unrealized
                                                                            Appreciation/
                                                                            (Depreciation)  on
                                                                            Futures
GE TOTAL RETURN FUND
----------------------------------------------------------------------------------------------------------------------------------
Equity Contracts    Receivables and Net              108          29,428*
                    Assets --  Unrealized
                    Appreciation/
                    (Depreciation) on
                    Futures
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate       Receivables and Net                9          10,153    Payables and Net                  34          (53,548)
  Contracts         Assets --  Unrealized                                   Assets --  Unrealized
                    Appreciation/                                           Appreciation/
                    (Depreciation) on                                       (Depreciation) on
                    Futures                                                 Futures
GE GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate       Receivables and Net               31          35,319*   Payables and Net                  23           (6,148)
  Contracts         Assets --  Unrealized                                   Assets --  Unrealized
                    Appreciation/                                           Appreciation/
                    (Depreciation) on                                       (Depreciation) on
                    Futures                                                 Futures
GE SHORT-TERM GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate       Receivables and Net               30          25,880*
  Contracts         Assets --  Unrealized
                    Appreciation/
                    (Depreciation) on
                    Futures
GE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
Interest Rate       Receivables and Net               14          11,318*   Payables and Net                 110         (157,834)
  Contracts         Assets --  Unrealized                                   Assets --  Unrealized
                    Appreciation/                                           Appreciation/
                    (Depreciation) on                                       (Depreciation) on
                    Futures                                                 Futures


* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of net assets section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and payables of the Statement of Assets and Liabilities.

                                                              September 30, 2009

Notes to Financial Statements

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                            Total Number of                               Change in Unrealized
Derivatives not accounted          Location in the          Futures/Options       Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments          Statements of         Contracts Purchased  (Loss) on Derivatives         on Derivatives
under FASB ASC 815                    Operations                /(Sold)         Recognized in Income      Recognized in Income
---------------------------------------------------------------------------------------------------------------------------------
GE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          218/(214)            484,493                   (43,504)
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE CORE VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on            45/(39)            377,126                     1,295
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE PREMIER GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          218/(230)           (300,574)                   73,928
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE SMALL-CAP EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on             *                  88,866                    (2,730)
                             written options, Increase/
                             (decrease) in unrealized
                             appreciation/(depreciation)
                             on written options
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on           89/(102)           (533,088)                   54,786
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on            77/(72)            (55,478)                      811
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          469/(446)             31,870                   (30,907)
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts             Net realized gain/(loss) on          722/(631)            585,481                   (57,000)
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
Interest Rate Contracts      Net realized gain/(loss) on          145/(152)             23,886                    43,399
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts      Net realized gain/(loss) on       2065/(2,133)          1,579,413                    12,541
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE SHORT-TERM GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts      Net realized gain/(loss) on          295/(265)            (35,145)                   25,880
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures
GE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts      Net realized gain/(loss) on      1,654/(1,746)            208,799                  (144,557)
                             futures,
                             Increase/(decrease) in
                             unrealized
                             appreciation/(depreciation)
                             on futures



   * Volume for the GE Small-Cap Equity written options are disclosed in Note 6 of this section.

                                                              September 30, 2009

Notes to Financial Statements

3. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2009.

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain Funds on an annualized basis to the levels stated in the schedule below through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Except for the GE Tax-Exempt Fund, these expense limitation agreements for each Fund listed below were not renewed as of January 29, 2009. The expense limitation agreement for the GE Tax-Exempt Fund was renewed for another year until January 29, 2010.

                                                    Annualized based on average daily net asset
                                                   ---------------------------------------------
                                                       Advisory and              Other Operating
                                                   Administration Fees           Expense Limits*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                       0.40%                        0.50%
GE Core Value Equity Fund                                 0.55%                        0.37%
GE Premier Growth Equity Fund***                          0.60%                        0.50%
GE Small-Cap Equity Fund                                  0.95%                        0.75%
GE Global Equity Fund                                     0.75%                        0.75%
GE International Equity Fund***                           0.80%                        0.29%
GE Total Return Fund**                                    0.50%                        0.40%
GE Government Securities Fund                             0.40%                        0.30%
GE Short-Term Government Fund***                          0.30%                        0.30%
GE Tax-Exempt Fund                                        0.35%                        0.27%
GE Fixed Income Fund                                      0.35%                        0.30%
GE Money Market Fund****                                  0.25%                        0.25%


     * GEAM had agreed to assume certain other operating expenses of the Funds to maintain expense levels at or below predetermined limits for the period between January 29, 2008 -- January 29, 2009.
    ** At a special meeting of shareholders of the GE Total Return Fund held on April 17, 2009, the Fund's shareholders approved an increase in the advisory and administration fee for the GE Total Return Fund to 0.50%, which became effective on May 1, 2009. In seeking such increase in the advisory and administration fee, GEAM intended to use the additional resources to engage sub-adviser(s) to manage a portion of the Fund's assets in those asset classes in which GEAM does not have extensive experience or expertise. To date however, GEAM has not allocated any assets to sub-adviser(s) for various reasons, including the unfavorable market conditions with respect to certain asset class (e.g. real estate related investments), and because GEAM has not yet

                                                              September 30, 2009

Notes to Financial Statements

       identified the appropriate sub-adviser to manage a portion of the Fund's assets with respect to other asset class. Please refer to "GE Total Return Fund Special Meeting of Shareholders -- Voting Results" later in this report for the results of the shareholders meeting.
   *** With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.
   **** GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. Management fee reduced by GEAM may be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund's Retail Class, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made.

GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred for the GE Tax-Exempt Fund (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of September 30, 2009, the following Fund have expenses eligible for reimbursement as detailed below:

                                       Expenses                                                  Total Expenses
                                     Eligible For       Expenses       Expenses                   Eligilbe for
                                    Recoupment --       Waived --     Recouped --   Expenses      Recoupment --
Fund                              Beginning of Year   Current Year   Current Year    Expired   September 30, 2009
-----------------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund                     $197,207          $75,953       $(22,985)    $(25,342)        224,833


The expenses eligible for recoupment at September 30, 2009 are set to expire as follows:

                                                Expires
Fund                             Amounts     September 30,
-----------------------------------------------------------
GE Tax Exempt Fund               $67,493          2010
                                  81,387          2011
                                  75,953          2012


There were no expenses eligible for recoupment for the GE Money Market Fund as of September 30, 2009.

                                                              September 30, 2009

Notes to Financial Statements

The Funds paid the following fees to GEAM for advisory and administrative services for the period ended September 30, 2009. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.




                                                                            Advisory and

Fund                                                                    Administrative Fees

-------------------------------------------------------------------------------------------

GE U.S. Equity Fund                                                          $1,093,427

GE Core Value Equity Fund                                                       177,083

GE Premier Growth Equity Fund                                                   890,916

GE Small-Cap Equity Fund                                                        335,865

GE Global Equity Fund                                                           300,797

GE International Equity Fund                                                    329,986

GE Total Return Fund                                                            477,842

GE Government Securities Fund                                                   463,845

GE Short-Term Government Fund                                                   334,828

GE Tax-Exempt Fund                                                              119,939

GE Fixed Income Fund                                                            413,443

GE Money Market Fund                                                          2,040,947



Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended September 30, 2009, $35,007 was charged to the Funds and was allocated pro rata across Funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C shares and 0.50% for Class R shares. Currently, Class Y shares and the GE Money Market Fund's Retail Class and Institutional Class shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

OTHER For the period ended September 30, 2009, GEID acting as underwriter received net commissions of $35,284 from the sale of Class A shares and $65,692 in

                                                              September 30, 2009

Notes to Financial Statements


contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.

5. SUB-ADVISORY FEES

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund's assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund's assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the GE Small-Cap Equity Fund, and Urdang Securities Management, Inc. (Urdang), sub-adviser to the GE Total Return Fund. For the period ended September 30, 2009, GEAM did not pay a sub-advisory fee to Urdang because Urdang did not commence managing any portion of the GE Total Return Fund during this period.

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended September 30, 2009, were as follows:




                                    U.S. Government Securities               Other Securities
                                 -------------------------------    ----------------------------------

                                   Purchases          Sales            Purchases            Sales

------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                        --                --       $135,588,792       $156,131,270

GE Core Value Equity Fund                  --                --         22,281,543         25,473,712

GE Premier Growth Equity Fund              --                --         46,661,876         40,898,583

GE Small-Cap Equity Fund                   --                --         17,610,273         25,415,418

GE Global Equity Fund                      --                --         24,293,452         26,910,405

GE International Equity Fund               --                --         24,468,141         32,923,771

GE Total Return Fund             $ 87,799,080      $ 95,125,195         53,451,763         57,274,485

GE Government Securities Fund     124,142,594       183,520,544         48,280,347         24,473,084

GE Short-Term Government Fund     159,270,509       207,745,605         69,924,136         15,668,029

GE Tax-Exempt Fund                         --                --         13,145,642          8,053,880

GE Fixed Income Fund              328,672,938       364,708,320         71,814,511         68,566,850



OPTIONS During the period ended September 30, 2009, the Following option contracts were written.

                                                              September 30, 2009

Notes to Financial Statements

                                                                        GE Small- Cap
                                                                         Equity Fund
                                                                     -------------------
                                                                     Number of
                                                                     Contracts   Premium
----------------------------------------------------------------------------------------
Balance as of September 30, 2008                                         --           --
Written                                                                 454       92,151
Closed and expired                                                      444       89,381
----------------------------------------------------------------------------------------
Balance as of September 30, 2009                                         10        2,770
----------------------------------------------------------------------------------------



7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2009 were:

                                                          5% or Greater
                                                           Shareholders
                                                     -----------------------   % of Fund Held by
                                                     Number   % of Fund Held     GE Affiliates*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                     4           49%                0%
GE Core Value Equity Fund                               1           10%                0%
GE Premier Growth Equity Fund                           1            6%                0%
GE Small-Cap Equity Fund                                2           24%                0%
GE Global Equity Fund                                   1           33%               33%
GE International Equity Fund                            2           23%                0%
GE Total Return Fund                                    1            7%                0%
GE Short-Term Government Fund                           3           63%               41%
GE Tax Exempt Fund                                      2           28%                0%
GE Fixed Income Fund                                    3           37%                0%
GE Money Market Fund                                    6           69%               34%


Investment activities of these shareholders could have a material impact on the Funds.
   * Included in the 5% or Greater Shareholder Percentage.

8. U.S. TREASURY MONEY MARKET FUNDS GUARANTEE PROGRAM

The GE Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009, the day the program expired. Under the program, if the fund's market value per share dropped below $0.995 on any day while the program was in effect, and the fund was subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 would have been eligible to receive a payment from the U.S. Department of Treasury. No such guarantee event occurred during the term of the program. The GE Money Market Fund shareholders incurred $318,832 which increased the operating expenses by 0.04% for participation in the program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
GE Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund (formerly GE Strategic Investment Fund), GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund, each a series of GE Funds (collectively, the "Funds"), as of September 30, 2009 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund as of September 30, 2009, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

(KPMG LLP)

Boston, Massachusetts
November 24, 2009

GE FUNDS
TAX INFORMATION (UNAUDITED)
For the year ended September 30, 2009

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2009, the total amount of income received by the Funds from sources with foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

FUND                                                  TOTAL FOREIGN SOURCE INCOME   TOTAL FOREIGN TAXES PAID
------------------------------------------------------------------------------------------------------------
GE International Equity Fund........................           $1,374,698                   $144,679


Of the dividends paid from net investment income by the GE Tax Exempt Fund for the tax period ended September 30, 2009, 98.46% represent exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2009, the following Funds paid to shareholders of record on December 22, 2008, the following long-term capital gain dividends reported on Form 1099 for 2008:

FUND                                                                      PER SHARE AMOUNT
------------------------------------------------------------------------------------------
GE U.S. Equity Fund.....................................................      $0.24487
GE Global Equity Fund...................................................       0.70899
GE International Equity Fund............................................       1.86154
GE Total Return Fund....................................................       1.04898
GE Premier Growth Equity Fund...........................................       1.13795
GE Core Value Equity Fund...............................................       0.09907
GE Small-Cap Equity Fund................................................       0.84588


For the fiscal year ended September 30, 2009, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

FUND                                                                             ODI
---------------------------------------------------------------------------------------
GE U.S. Equity Fund........................................................  $3,821,527
GE Global Equity Fund......................................................     828,925
GE International Equity Fund...............................................   1,377,261
GE Total Return Fund.......................................................   1,767,138
GE Premier Growth Equity Fund..............................................     370,828
GE Core Value Equity Fund..................................................     443,258
GE Small-Cap Equity Fund...................................................      38,488


For corporate shareholders the following represent the amounts that may be eligible for the corporate dividends received deduction:

FUND NAME                                                                         DRD
--------------------------------------------------------------------------------------
GE U.S. Equity Fund...........................................................  100.00%
GE Global Equity Fund.........................................................   46.08%
GE Total Return Fund..........................................................   27.62%
GE Premier Growth Equity Fund.................................................  100.00%
GE Core Value Equity Fund.....................................................  100.00%
GE Small-Cap Equity Fund......................................................   43.80%


The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

GE TOTAL RETURN FUND SPECIAL MEETING OF SHAREHOLDERS -- VOTING RESULTS

On April 17, 2009, the GE Funds held a special meeting of shareholders of the GE Total Return Fund (the "Fund"). Shareholders of record on February 4, 2009 were entitled to vote on the proposals. At the meeting, all proposals were approved and the following votes were recorded:

PROPOSAL 1:

Approve the use of a "manager of managers" arrangement whereby GEAM, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,566,868.54         47.27%           89.17%
Against                                                    343,010.97          4.54%            8.57%
Abstain                                                     90,409.76          1.20%            2.26%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


PROPOSAL 2:

Approve a new sub-advisory agreement with Urdang Securities Management, Inc. ("Urdang"), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,564,014.30         47.23%           89.10%
Against                                                    328,552.03          4.35%            8.21%
Abstain                                                    107,722.94          1.43%            2.69%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


PROPOSAL 3:

Approval of the following changes in certain of the Fund's investment policies, as follows:

     A. Amendment of the Fund's investment policy on senior securities.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,267,563.16         43.30%           81.68%
Against                                                    632,880.48          8.39%           15.82%
Abstain                                                     99,845.63          1.32%            2.50%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


     B. Amendment of the Fund's investment policy on real estate investments.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,248,122.31         43.05%           81.20%
Against                                                    648,515.65          8.59%           16.21%
Abstain                                                    103,651.31          1.37%            2.59%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%

     C. Amendment of the Fund's investment policies on making loans.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,241,135.45         42.95%           81.02%
Against                                                    656,468.77          8.70%           16.41%
Abstain                                                    102,685.05          1.36%            2.57%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


     D. Amendment of the Fund's investment policies on borrowing.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,223,199.76         42.71%           80.58%
Against                                                    674,609.22          8.94%           16.86%
Abstain                                                    102,480.29          1.36%            2.56%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


     E. Amendment of the Fund's investment policies on diversification.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,260,882.19         43.21%           81.52%
Against                                                    637,543.73          8.45%           15.94%
Abstain                                                    101,863.35          1.35%            2.54%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


     F. Amendment of the Fund's investment policy on concentration of investments.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,224,454.13         42.73%           80.60%
Against                                                    666,372.46          8.83%           16.66%
Abstain                                                    109,462.68          1.45%            2.74%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%


     G. Amendment of the Fund's investment policy on investments in commodities.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,213,611.72         42.59%           80.34%
Against                                                    685,406.74          9.08%           17.13%
Abstain                                                    101,270.81          1.34%            2.53%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%

PROPOSAL 4:

Amendment to investment advisory and administration agreement between GE Funds, on behalf of the Fund, and GEAM to: (a) increase the advisory fee rate paid by the Fund to GEAM, (b) permit GEAM to delegate its duties and (c) reflect various additional oversight and other responsibilities delegated to GEAM.

                                                                        % OF OUTSTANDING   % OF SHARES
                                                        NO. OF SHARES    SHARES/DOLLARS      PRESENT
------------------------------------------------------------------------------------------------------
Affirmative                                              3,111,716.56         41.24%           77.79%
Against                                                    782,948.22         10.37%           19.57%
Abstain                                                    105,624.49          1.40%            2.64%
Broker Non-votes                                                   --            --               --
Total                                                    4,000,289.27         53.01%          100.00%

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   51

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee, GE volunteers since 1993, Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  48

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Additional Information

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller -- Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- five years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

-----------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

ADAM W. ACKERMANN is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer -- U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is the President and Chief Investment Officer -- Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE TOTAL RETURN FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the GE CORE VALUE EQUITY FUND in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a

Investment Team
fixed income specialist and has been an international equity analyst and an International Small-Cap portfolio manager since 1998.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

RALPH R. LAYMAN is the President and Chief Investment Officer -- Public Equities and a Director at GE Asset Management. He co-manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE TOTAL RETURN FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became and Executive Vice President in 1992 and President -- International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE TOTAL RETURN FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an international equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JAMES F. PALMIERI is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE SHORT-TERM GOVERNMENT FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a portfolio manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the

Investment Team

GE CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and became a fixed income analyst in 1998. He became Vice
President -- Derivative Strategies in 2002, senior quant analyst in 2003 and a portfolio manager in 2005.

MICHAEL J. SOLECKI is the Chief Investment Officer -- International Equities at GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the GE TOTAL RETURN FUND since July 2004, and the GE SMALL-CAP EQUITY FUND since October 2009. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE TOTAL RETURN FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

SUB-ADVISERS TO GE SMALL-CAP EQUITY FUND

JACK FEILER is a portfolio manager and President and Chief Investment Officer at Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice
President -- Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a senior portfolio manager at Palisade. Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and senior portfolio manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, where he conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a senior portfolio manager and principal.

DENNISON T. ("DAN") VERU is a managing member and Co-Investment Officer at Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

SCOTT T. BRAYMAN, CFA, is a portfolio manager at Champlain Investment partners, LLC ("Champlain"). Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior

Investment Team

Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager at GlobeFlex Capital, LP ("GlobeFlex"). Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager at SouthernSun Asset Management, Inc. ("SouthernSun"). Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

SUB-ADVISER TO GE TOTAL RETURN FUND

DEAN FRANKEL is a senior portfolio manager, North America Real Estate Securities, at Urdang Securities Management, Inc. ("Urdang"). Mr. Frankel joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang's proprietary research process including the firm's Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

ERIC ROTHMAN is a portfolio manager at Urdang, where he helps direct Urdang's U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman will support Mr. Frankel with market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self-storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1999 to 2000.

Investment Team

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs

Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, President & Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President & Chief Investment Officer -- Fixed Income

Michael J. Cosgrove, President and Chief Executive
Officer -- Mutual Funds & Intermediary Business

Ralph R. Layman, President & Chief Investment Officer -- Public Equities

Maureen B. Mitchell, President -- Institutional Sales and Marketing

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, Chief Market Strategist

Donald W. Torey, President -- Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President -- Investment Strategies



INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PNC Global Investment Servicing
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company

At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.



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

GE FUND'S BRIGHTEST STARS




                                                                   AVERAGE ANNUAL TOTAL RETURN**
                                                         ------------------------------------------------
                                           INCEPTION      ONE      THREE      FIVE      TEN       SINCE     MORNINGSTAR(TM)***
AS OF 9/30/09                                DATE*        YEAR     YEARS     YEARS     YEARS    INCEPTION     OVERALL RATING
------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class R                  1/29/08     (3.93)%      --        --        --      (8.09)%          ****
------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class Y                 11/29/93     (3.44)%   (2.41)%    2.58%     1.42%      7.92%           ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class A             9/8/93     (6.11)%   (2.31)%    2.87%     1.81%      7.78%           ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class B             9/8/93     (6.75)%   (2.99)%    2.11%     1.18%      7.42%           ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class C            9/30/99     (6.76)%   (2.99)%    2.11%     1.05%      1.05%           ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class R            1/29/08     (6.35)%      --        --        --      (8.76)%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class Y             1/5/98     (5.83)%   (1.75)%    3.38%     2.16%      4.32%           ****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class R        1/29/08     (3.76)%      --        --        --      (5.98)%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class Y       12/31/96     (3.30)%   (1.89)%    1.67%     1.08%      6.20%           ****
------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund Class Y                   9/26/97     12.34%     4.56%     3.66%     5.32%      4.91%           *****
------------------------------------------------------------------------------------------------------------------------------



     * Commencement of operations

    ** These returns do not reflect the impact of any loads or redemption fees, which are reflected in the MD&A.

   *** The GE U.S. Equity Fund Class R was rated among 1704, 1352 and 678 Large
       Blend Funds for the three, five and ten-year periods, respectively.

       The GE U.S. Equity Fund Class Y was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class A was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class B was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class C was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class R was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class Y was rated among 1704, 1352 and 678 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class R was rated among 1515, 1255 and 653 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class Y was rated among 1515, 1255 and 653 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Tax-Exempt Fund Class Y was rated among 231, 209 and 128 Muni National Interm Funds for the three, five and ten-year periods, respectively.

Past performance is no guarantee of future results. (C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The

GE FUND'S BRIGHTEST STARS


Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five and ten-year (if applicable) Morning Rating metrics.

The GE U.S. Equity Fund Class R received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

The GE U.S. Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class A received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class B received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class C received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class R received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class R received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class Y received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Tax Exempt Fund Class Y received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

RATINGS FOR OTHER GE FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The l Morning Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEFUNDS.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member FINRA and SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.gefunds.com

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                                  U.S. Postage
                                      Paid
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                                       NJ
                                   Permit 397


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--------------------------------------------------------------------------------

SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm. Correspondence can be mailed to:

GE MUTUAL FUNDS
C/O PNC GLOBAL INVESTMENT SERVICING
P.O. BOX 9838
PROVIDENCE, RI 02940

Also, visit us on the web at http://www.gefunds.com.


Y SHARE CLASS INVESTORS:
Contact your designated GE Asset Management account representative.

401(K) PLAN INVESTORS:
Call your company's designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds website at http://www.gefunds.com; and (iii) on the Commissions website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                                  GEF-1 (9/09)     903105

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT


(GE LOGO)



ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $242,800 in 2008 and $240,640 in 2009.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 07, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 07, 2009

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  December 07, 2009

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the